                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05547

                                  Laudus Trust
                 -----------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Montgomery Street, San Francisco, California 94104
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Randall W. Merk
                                  Laudus Trust
             101 Montgomery Street, San Francisco, California 94104
                 -----------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (415) 627-7000

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2007

ITEM 1: REPORT(S) TO SHAREHOLDERS.

SEMIANNUAL REPORT
September 30, 2007                                           (LAUDUS FUNDS LOGO)

                                                 COMMAND PERFORMANCE(TM)

U.S. EQUITY FUNDS
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Growth Fund
Laudus Rosenberg U.S. Large Capitalization Value Fund
Laudus Rosenberg U.S. Discovery Fund (closed to new investors)
Laudus Rosenberg U.S. Small Capitalization Fund (closed to new investors)

INTERNATIONAL EQUITY FUNDS
Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund (closed to all investors)

LONG/SHORT EQUITY FUNDS
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund (closed to new investors)
Laudus Rosenberg Value Long/Short Equity Fund


Each of the Funds is a series of Laudus Trust, which is an open-end management investment company offering diversified portfolios with different investment objectives and strategies.

Charles Schwab Investment Management, Inc. is the Adviser to the Funds and AXA Rosenberg Investment Management LLC is the Sub-adviser.

Table of Contents

     1   PRESIDENT'S MESSAGE

     2   MANAGEMENT'S DISCUSSION

    11   PERFORMANCE AND FUND FACTS

    26   FUND EXPENSES

    28   PORTFOLIO HOLDINGS

   112   FINANCIAL STATEMENTS AND NOTES

   139   APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

   142   TRUSTEES AND OFFICERS OF LAUDUS TRUST

   146   DEFINITIONS, TERMS AND OTHER INFORMATION

Nothing in this report represents a recommendation of a security by the investmentadviser. Portfolio Manager views and portfolio holdings may have changed since the report date.

NOTICE ABOUT DUPLICATE MAILINGS

In order to reduce expenses of the Laudus Trust incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Laudus Trust may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 800.447.3332.

Each of the Funds is a series of the Laudus Trust (the "Trust"), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by Charles Schwab Investment Management, Inc. ("CSIM"). AXA Rosenberg Investment Management LLC ("AXA Rosenberg") acts as Sub-adviser to the Funds. The Funds are distributed by ALPS DISTRIBUTORS, INC. ALPS Distributors, Inc. is unaffiliated with the investment advisor.

President's Message


--------------------------------------------------------------------------------
(PHOTO OF RANDALL W. MERK)
RANDALL W. MERK is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.
--------------------------------------------------------------------------------

Dear Shareholder,

This letter reaches you at a time when most markets around the globe are nervous and focused on the U.S. housing and mortgage crisis, the epicenter of many investors' concerns.

For over five years, global equity and credit markets had been relatively tame with regards to volatility. Liquidity was ample, corporate profits stable, and investors increasingly became more bullish. However, recent subprime mortgage issues have sparked a chain reaction within the credit markets, causing a reemergence of volatility.

Understandably, volatile markets make for nervous investors, which led some to react on emotion rather than sound investment principles. The later part of the report period saw investors fleeing to "safe haven" investments, such as U.S. Treasuries, as riskier securities experienced downward price pressures. However, as the August market crisis abated following aggressive moves to lower short term rates by the Federal Reserve, many market participants found themselves lurching out of cash and Treasury securities and back again into stocks and corporate bonds. Timing the market can be a risky and frustrating experience.

In the end, the basic reasons for maintaining a broadly-diversified portfolio based on a long-term perspective -- reducing portfolio risk and mitigating market lows -- are always worth remembering. We at Laudus have always believed your best protection against swings in market volatility is to maintain a well-diversified investment portfolio that is built to provide long-term performance.

I speak for all of us at Laudus when I say our goal is to give you the financial products you need to succeed.

Thank you for investing in Laudus Funds(R).

Sincerely,

/s/ Randy W. Merk

Investors should consider carefully information contained in the prospectus, including investment objectives, risks, charges and expenses. You can request a prospectus by calling 1-800-447-3332. Please read the prospectus carefully before investing.




                                             Laudus Trust Semi-Annual Report   1

Management's Discussion for the six months ended September 30, 2007

GLOBAL MARKET OVERVIEW

Over the past six months ending September 30, 2007, global equity markets generally performed very well, but with periods of volatility -- especially in July and August -- that exceeded many investors' expectations. The S&P 500 Index was up 8.4% over the period, and the MSCI EAFE Index gained 9.1%. The slight outperformance by foreign stocks occurred near the beginning and end of the six month period, as investors tended to sell these types of assets during the more volatile periods. Emerging Markets were the clear winner, however, posting a six month gain of nearly 32%, as measured by the MSCI Emerging Markets Index.

Markets worldwide did very well in April and May. June and July then saw generally negative returns. August was the most volatile month, with some areas experiencing very steep drops in the first two weeks of the month, only to be followed by very strong rallying in the last part of August. In September, the strong rally of late August continued, especially in non-U.S. stocks and especially in the latter part of the month.

The global economy continued to grow nicely throughout the period, but with some evidence of a slowdown. For example, U.S. Gross Domestic Product grew at about a 1% pace during Q2 07. American consumers continued to buy foreign goods, which helped the global economy, as many of those goods are imported. And the countries exporting those goods -- such as China -- continued to experience very strong economic growth.

In July and August, in particular, U.S. investors began to show their concerns about the U.S. housing markets. For example, the stocks of many homebuilding companies, under pressure for months, declined particularly steeply. Many of the banks and thrifts that originated home loans over the past few years also saw their stocks decline. The most common concern cited for these declines was the higher foreclosure rates expected on many of these home loans, especially those taken out by borrowers with limited ability to make their payments. As the interest rates on many of these loans began to reset at higher rates, borrowers faced increasing difficulty making their payments, impacting the earnings of the firms which made the loans.

Compounding the problem is the trend to securitizing these loans -- that was, to package them into groups and create bonds with the home loans as collateral. Investors all over the world purchased these bonds, as the major rating agencies typically gave most of these bonds their highest ratings. But as worries grew about the ability of the borrowers to make their payments, prices for some of these bonds plummeted, forcing the credit markets into a liquidity squeeze that caught many investors by surprise.

The U.S. Federal Reserve's (the Fed) Open Market Committee responded to these developments twice: first on August 10 by cutting the discount rate, which is the rate charged to banks borrowing from the Fed, by 50 basis points (1/2 of 1%), then on September 19, by cutting the Fed funds rate, which is the rate banks pay to borrow from each other, also by 50 basis points. The rate cuts are widely credited with steadying both the equity and credit markets.

The Fed's activities, however, had another important effect: the further weakening of the value of a U.S. dollar versus many other currencies. This weakening was partially a result of the lower interest rates associated with dollar-based investments, as a result of the Fed's rate cuts. The dollar's lower value had two important effects for U.S. consumers and investors: it increased the cost of energy and many other commodities, most of which are priced in dollars, and it improved returns for U.S. investors in dollar-denominated investments from outside the U.S. These effects were both important in the strong performance of commodity-oriented and international stocks during the quarter, as companies that produce commodities began to benefit from higher prices for their goods, and because the values for non-U.S. assets went up for dollar-based investors, as the dollar value declined.

In the U.S., large-cap stocks, especially large-cap growth stocks, were the top performers over the period. The Russell 1000 Growth Index returned 11.4%, with the core Russell 1000 Index up 8%. Conversely, the Russell 1000 Value Index gained only 5%. And the Russell 2000 Value Index, measuring small-cap value stocks, was one of the few indexes down over the period, with a -4.1% return. Some market observers have attributed the higher returns for large-cap stocks to the slowing economy, believing that larger firms have more resources to weather a possible economic slowdown.

Outside the U.S. in other developed markets, the pattern was similar, with larger firms outperforming smaller and growth-type stocks outperforming the more value-oriented. As noted above, the MSCI EAFE Index returned 9.1%, while many of the indexes which track smaller non-U.S. companies did not perform at this level.

2  Laudus Trust Semi-Annual Report

Management's Discussion continued

The most notable exception was the emerging markets area, where the average stock is smaller than a typical MSCI EAFE stock yet performed very well.

U.S. EQUITY FUNDS PERFORMANCE

TOTAL RETURNS are for the six-month period ended 9/30/07 and are not annualized. For performance details, see pages 11 through 15.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND(1,2)
------------------------------------------------------------
AXLIX                 AXLVX            Russell
Institutional shares  Investor shares  1000 Index
8.93%                 8.86%            7.99%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND(1)
------------------------------------------------------------
REDIX                 REFIX            Russell 1000
Institutional shares  Investor shares  Growth Index
11.99%                11.70%*          11.35%

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND(1,2)
------------------------------------------------------------
LLCVX                 LCVJX            Russell 1000
Institutional shares  Investor shares  Value Index
6.12%                 5.98%            4.67%

LAUDUS ROSENBERG U.S. DISCOVERY FUND(1,3)
(Closed to new investors)
------------------------------------------------------------
RDISX                 RDIVX            Russell 2500
Institutional shares  Investor shares  Index
1.57%                 1.28%            2.32%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND(1,3)
(Closed to new investors)
------------------------------------------------------------
                      LIFUX
USCIX                 Adviser  BRSCX            Russell 2000
Institutional shares  shares   Investor shares  Index
0.24%                 0.08%    0.16%            1.19%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

Investors cannot invest directly in any index.

* Return for the report period presented in the table differs from the return in the Financial Highlights. This is a result of the calculation of the Financial Highlights return adhering to GAAP presentation.

(1) Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

(2) Value-based investments are subject to the risk that the broad market may not recognize their value.

(3) Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND For the six months ended 9/30/07, the Fund posted a strong positive return and outperformed its benchmark, the Russell 1000(R) Index: The Fund's Investor Shares gained 8.86% versus the benchmark's return of 7.99%. The Fund's outperformance can be attributed primarily to strong stock selection. Some of the Fund's allocations also contributed slightly.

Among sectors, the strongest contributor to performance was the Fund's stock selection in the Information Technology sector -- the strongest-performing sector for the period. Stock picking in Industrials, the second-strongest performer for the period, also contributed nicely. Stock selection within the Financials and Health Care sectors also added value over the period; through adept stock picking, the Fund was able to avoid much of the fallout in the Financials sector resulting from the subprime lending collapse. Stock selection within the Energy sector detracted, but was somewhat offset by an overweight of the sector, which performed strongly over the period.

Across valuations, stock selection overall contributed notably to the Fund's outperformance. From a Price/Earnings perspective, the greatest contribution came from stock selection among stocks with mid-range P/Es; the Fund's underweight to these stocks also contributed. Stock selection and, to a lesser degree, the Fund's underweighting of stocks with the highest P/Es, also contributed notably, consistent with the Fund's value orientation as compared to the benchmark. The Fund's overweight of the most deeply undervalued stocks detracted, however, not particularly surprising during a period in which growth generally outperformed value. The Fund's stock selection among deeply undervalued stocks also detracted slightly. From a Price/Book perspective, stock selection among the most richly valued stocks

                                             Laudus Trust Semi-Annual Report   3

Management's Discussion continued

provided the greatest contribution. The Fund was also effective in selecting strongly performing stocks with higher valuations. The Fund's underweight to lower-P/B stocks detracted somewhat.

Across market capitalization, by far the strongest contribution came from stock selection among the mid-large companies (market caps between $10 and $25 billion), to which the Fund was overweighted as compared to the benchmark. Stock selection among mega-cap stocks (market caps above $150 billion) also added value, as did the Fund's underweighting of the larger end of large-caps (those with market caps between $50 and $100 billion).

The Fund is managed for long-term performance and seeks to outperform its benchmark as a result of effective stock picking. Consistent with the Fund's underlying model, it seeks to capitalize on stocks with both superior long-term earnings and those with accelerating near-term earnings growth.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND For the six months ended 9/30/07, the Fund posted a strong positive return and outperformed its benchmark, the Russell 1000(R) Growth Index: The Fund's Investor Shares gained 11.70% versus the benchmark's return of 11.35%. Stock selection made the greatest contribution to performance; some allocations contributed as well.

Among sectors, the strongest contribution came from stock selection within Information Technology -- the largest sector represented in the Fund over the reporting period. The Fund's underweight in that sector detracted somewhat. Strong stock selection within the Industrials and Consumer Discretionary sectors also contributed, as did overweight positions in the Materials and Energy sectors. For the period, Energy, Materials, Information Technology and Industrials were the portfolio's strongest-performing sectors.

From a valuation standpoint, stock selection was the greatest contributor over the period. From a Price/Earnings perspective, the Fund's outperformance can generally be attributed to strong stock selection among the most-expensive and those in the mid-range of P/Es. The lowest-valued stocks, where the Fund was overweight detracted from performance. The overweighting actually contributed slightly; however, selection among those stocks detracted from performance. Similarly, from a Price/Book perspective, the greatest value was added by the Fund's stock selection among stocks with higher P/B values, followed by stock selection within the mid-ranges. The Fund's allocation among P/Bs was generally neutral, except for an underweight to stocks with P/B ratios on the lower end of the scale.

Across market capitalizations, strong stock picking contributed nearly across the board, with only stocks within the higher end of the large-cap spectrum (market caps ranging from $50 to $150 billion) detracting slightly from performance. Stock selection among mid-cap stocks (between $10 and $50 billion) added the most value, followed by selection among the smallest stocks (less than $5 billion) and the largest (those above $150 billion).

The Fund is managed for long-term performance and seeks to outperform its benchmark as a result of effective stock picking. Consistent with the Fund's underlying model, it seeks to capitalize on stocks with both superior long-term earnings and those with accelerating near-term earnings growth.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND For the six months ended 9/30/07, the Fund posted a positive return and outperformed its benchmark, the Russell 1000(R) Value Index: The Fund's Investor Shares gained 5.98% versus the benchmark's return of 4.67%. The Fund's outperformance can be attributed to both stock selection and allocation.

Among sectors, the Fund's greatest contribution came from the stock selection of its holdings in the Materials sector, which outperformed those held in the benchmark. The portfolio's overweight in this sector added a bit of value as well. An overweight in Industrials -- the strongest-performing sector of the reporting period -- also contributed, and the Industrial stocks held by the Fund outperformed those in the benchmark, adding value. Among Financials, the Fund's underweighting added value, as did its stock selection within that sector, as the Fund was able to avoid much of the fallout resulting from the subprime lending collapse. The Fund's overweight in the Energy sector also contributed, as that sector generally performed well over the period. Stock selection among Energy stocks, however, dampened returns somewhat, as the Fund's Energy holdings underperformed those of the benchmark. Also detracting somewhat were stock selections within the Consumer Staples, Consumer Discretionary, Information Technology and Utilities sectors, but none to any degree that they overshadowed the positive contributions.

4  Laudus Trust Semi-Annual Report

Management's Discussion continued

Across valuation measures, the Fund's outperformance was dominated by stock selection, with a modest contribution from its allocations. From a Price/Earnings perspective, strong stock selection among the most undervalued and overvalued stocks contributed most notably. However, the Fund's substantial overweight to low-P/E stocks dampened performance modestly, as the portfolio's stocks with higher valuations were generally rewarded over the six-month period. Selection among stocks with moderately high P/Es also detracted. From a Price/Book perspective, the Fund's stock selection among mid-P/B stocks provided the greatest contribution. Strong stock selection of the lowest P/B stocks also contributed, as did the Fund's overweighting in that arena. The only measurable drag came from the Fund's stock selection among stocks with mid-to-high P/B ratios.

Across market capitalizations, the Fund's outperformance came primarily from stock selection, but allocations contributed as well. The strongest contribution came from the Fund's selection among mid-large stocks (market caps between $10 and $25 billion). Both an overweighting of larger-cap stocks -- with market caps between $100 and $150 billion -- as well as strong selection among those stocks, also contributed notably. Detracting somewhat was the Fund's stock selection among mega-cap stocks -- those with market caps above $150 billion. The Fund's underweight of stocks with market caps between $50 and $100 billion added value, but it was overshadowed by weak selection among those stocks.

The Fund is managed for long-term performance and seeks to outperform its benchmark as a result of effective stock picking. Consistent with the Fund's underlying model, it seeks to capitalize on stocks with both superior long-term earnings and those with accelerating near-term earnings growth.

LAUDUS ROSENBERG U.S. DISCOVERY FUND For the six months ended 9/30/07, the Fund posted a positive return but underperformed its benchmark, the Russell 2500(TM)
Index: The Fund's Investor Shares gained 1.28% for the period versus the benchmark's gain of 2.32%. The Fund's underperformance was generally attributable to stock selection, although some allocations also detracted.

Among sectors, the Fund's primary drag on performance came from its stock selection within Information Technology. A combination of the Fund's underweighting of Health Care, along with weak performance of the Health Care stocks in its portfolio, also detracted, as did stock selection within the Energy, Consumer Staples and Consumer Discretionary sectors. Compensating to some degree was the Fund's strong stock picking in the Materials sector, the strongest-performing sector over the reporting period, where the Fund's holdings outperformed those of the benchmark. An underweight of the weakly performing Financials sector, along with strong stock selection there, also added value; the Fund was largely able to avoid much of the fallout resulting from the subprime lending collapse. Strong stock picking within the Industrials sector also contributed.

Across valuations, the Fund's underperformance came primarily from its allocations. From a Price/Earnings perspective, strong stock picking among the most undervalued stocks added value, but it was overshadowed by a combination of weak stock performance and a substantial underweighting of the most richly valued stocks with the highest P/Es, which were some of the best-performing stocks in the benchmark. From a Price/Book perspective, the Fund suffered from its allocations across all P/B levels, most notably its substantial overweighting of lower-valued and underweighting extremely high-valued stocks. The Fund did demonstrate some strong stock selection -- most notably among the lowest-valued and in mid-ranges, but not enough to overcome the drag due to its allocation decisions. Stock-selection detracted most among stocks with the highest P/B ratios -- not surprising given the Fund's value orientation as compared to the benchmark.

Across market capitalizations, while the Fund added value from strong stock selection within some ranges, other areas worked against it, resulting in little net effect from stock picking. Allocation detracted modestly. The Fund's selection among small-mid cap stocks (market caps between $1.5 and $3 billion) added the most value, followed by selection among smaller-caps. However, weak stock performance among the smallest stocks and those in the small-mid range overshadowed the positives.

The Fund is managed for long-term performance and seeks to outperform its benchmark as a result of effective stock picking. Consistent with the Fund's underlying model, it seeks to capitalize on stocks with both superior long-term earnings and those with accelerating near-term earnings growth.

                                             Laudus Trust Semi-Annual Report   5

Management's Discussion continued

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND For the six months ended 9/30/07, the Fund posted a slightly positive return but underperformed its benchmark, the Russell 2000(R) Index: The Fund's Investor Shares gained 0.16% versus the benchmark's gain of 1.19%. The Fund's underperformance was generally attributable to stock selection, although some allocations also detracted.

Among sectors, the Fund's primary drag on performance came from its stock selection within the Information Technology sector. The Fund's underweighting of Health Care also detracted, as did stock selection within the Financials, Utilities and Consumer Staples sectors. Compensating to some degree was the Fund's strong stock picking in conjunction with a substantial overweight in the Materials sector, the strongest-performing sector over the reporting period. Strong performance of stocks in the Industrials sector also added value, as did stock selection in Energy and Telecommunication Services.

From a valuation standpoint, the effect of allocations and stock picking across Price/Earnings and Price/Book ratios were both slightly negative. From a P/E perspective, a combination of a substantial overweighting and strong stock selection of the lowest-valued stocks was the strongest contributor. Selection among stocks with slightly higher valuations also added value. An underweighting of the most richly valued stocks on a P/E basis dragged on performance, as the most richly valued small-cap stocks outperformed the undervalued for the period. Weak stock performance among the Fund's higher-P/E stocks also detracted. From a P/B perspective, the Fund exhibited strong stock picking across most P/B ranges except for those with modest and extremely high valuations. However, those stock-selection contributions were overshadowed by the Fund's allocations across all P/B valuation ranges, which detracted from performance. The largest drags came from a substantial underweighting of stocks with the highest P/B values (the Fund held less than half of the benchmark's allocation of these stocks), as stocks with more "growthy" characteristics outperformed those with lower valuations over the period.

Across market capitalizations, the Fund's allocations had little net effect, and stock selection detracted slightly from returns. Stock selection among the Fund's smallest stocks provided a positive contribution; however, this was offset by weak overall performance of the Fund's smallest and largest stocks as compared to those in the benchmark.

The Fund is managed for long-term performance and seeks to outperform its benchmark as a result of effective stock picking. Consistent with the Fund's underlying model, it seeks to capitalize on stocks with both superior long-term earnings and those with accelerating near-term earnings growth.

INTERNATIONAL EQUITY FUNDS PERFORMANCE

TOTAL RETURNS are for the six-month period ended 9/30/07 unless indicated otherwise and are not annualized. For performance details, see pages 16 through 21.

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND(1)
-------------------------------------------------
REQIX                 RIEIX            MSCI-EAFE
Institutional shares  Investor shares  Index
6.48%                 6.28%            9.05%


LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND(1,2)
----------------------------------------------------
                                         S&P/Citigroup
                                         Global ex
                                         US Broad
                                         Market
                                         Index (BMI)
                                         $2-$10
LIDSX                  LIDIX             Billion
Institutional shares   Investor shares   Cap Range
10.79%                 10.55%            12.87%


LAUDUS ROSENBERG INTERNATIONAL
SMALL CAPITALIZATION FUND(1,2)
(Closed to all investors)
----------------------------------------------------
                                       S&P/Citigroup
                                       World ex US
                                       Extended
ICSIX                 RISIX            Market Index
Institutional shares  Investor shares  (EMI)
3.44%                 3.26%            5.49%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

Investors cannot invest directly in any index.

(1) There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investing in emerging markets accentuates these risks.

 6  Laudus Trust Semi-Annual Report

Management's Discussion continued

(2) Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND For the six months ended 9/30/07, the Fund posted a positive return but underperformed its benchmark, the MSCI EAFE(R) Index: The Fund's Investor Shares gained 6.28% versus the benchmark's gain of 9.05%. Generally speaking, allocation decisions made positive contributions but were overshadowed by weak stock selection.

On a sector basis, stock selection within the Consumer Discretionary sector added value but was muted by its underweighting of the sector, which detracted somewhat from performance. A strong overweighting of the Materials sector, which performed strongly over the reporting period, contributed to performance; however, the Fund's stocks in this sector underperformed those of the benchmark and ultimately overshadowed that gain. An overweighting to Telecommunication Services also added value. Both stock selection and underweightings within the Industrials and Information Technology sectors detracted, as did stock selection within Financials and, to a lesser extent, within Health Care.

From a valuation standpoint, it was generally the Fund's stock selections that dragged on performance, although in some cases, allocation decisions also made an impact. From a Price/Earnings perspective, the Fund lost value nearly across the board -- among all except mid-range P/Es. An overweighting of the lowest-valued stocks, consistent with the Fund's value orientation, did add some value for the period, but not nearly enough to overcome the drag due to stock selection. From a Price/ Book perspective, however, the Fund's allocations caused the largest drag on performance, particularly due to substantially underweighting the highest-valued stocks, and overweighting those on the lower end of P/B, which comprises the largest component among P/B valuations. Among the most undervalued stocks, the Fund's stock selection added some value, but stock selection detracted among mid-range and extremely high P/B valuations.

Across market capitalizations, the Fund's stock selections also detracted from performance, as in nearly all market-cap ranges, the Fund's holdings underperformed those of its benchmark. This was most notable among mid-to-large caps ($10 and $25 billion) and very large-cap stocks ($100 to $150 billion). The Fund's overweighting of very large-cap stocks did add some value, but not enough to overcome weak selection among those stocks.

While, as is typical for this Fund, regional allocation had little net effect, the Fund's holdings within Asia and the Pacific Basin as well as in Europe underperformed those of the benchmark, detracting from Fund performance.

The Fund is managed for long-term performance and seeks to outperform its benchmark as a result of effective stock picking. Consistent with the Fund's underlying model, it seeks to capitalize on stocks with both superior long-term earnings and those with accelerating near-term earnings growth.

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND
For the six months ended 9/30/07, the Fund posted a positive return but underperformed its benchmark, the S&P/Citigroup Global ex U.S. Broad Market Index, $2-10 Billion Cap Range: The Fund's Investor Shares gained 10.55% versus the benchmark's gain of 12.87%. The Fund's underperformance was primarily a result of its stock selection decisions, although in some cases, allocations also dragged on performance.

Among sectors, the Fund's allocation decisions generally added value, although they were overshadowed by weak stock performance within a number of sectors. An overweight to Materials contributed, but the Fund's stocks in that sector underperformed those of the benchmark. The Fund's underweighting of Financials also contributed, as Financials were generally weak over the period; stock selection within the sector detracted somewhat. Stock selection among Utilities also added value, dampened only marginally by the Fund's overexposure to the sector. Weak stock selection among Information Technology, Consumer Discretionary, Health Care and Consumer Staples all dragged on Fund performance, as did the Fund's underweighting of Industrials, another strong-performing sector. An overweight of Telecommunication Services, in conjunction with positive stock selection, added some value for the period.

On a valuation basis, generally speaking, the Fund's value orientation worked against it for the period. From a Price/Earnings perspective, strong performance of the Fund's lower-valuation stocks contributed to performance; however, the Fund's stocks with mid-range P/Es underperformed those in the benchmark, detracting from performance. Among the most richly valued stocks, a combination of underweighting versus the benchmark and weak stock selection also detracted. From a Price/

                                             Laudus Trust Semi-Annual Report   7

Management's Discussion continued

Book perspective, stock selection added value across most valuations. Allocations, however, detracted. The Fund's extreme underweighting to very highly valued stocks was particularly damaging; overweighting among lower valuations -- consistent with the Fund's valuation model -- worked against it during the period when more richly valued stocks were the strongest performers.

On a market-capitalization basis, performance of the Fund's small- and mid-cap holdings were particularly strong and contributed notably to performance for the period. The Fund's overweighting of these stocks detracted a bit, but only modestly. Stock selection among smaller-caps also added value. However, the Fund's larger-cap stocks underperformed those of the benchmark and dragged on performance, compounded slightly by the Fund's underweighting of those stocks. Larger-cap stocks overall dominated small-caps for the reporting period.

Although typically, regional allocation has little net effect on Fund performance, for this period it added modest value. This was primarily due to the Fund's overweight of Emerging Markets compared to the benchmark, particularly in Latin America. While the Fund's European holdings underperformed those in the benchmark, strong stock selection in Asia and the Pacific Basin, Africa and the Middle East, and Latin America overcame the drag.

The Fund is managed for long-term performance and seeks to outperform its benchmark as a result of effective stock picking. Consistent with the Fund's underlying model, it seeks to capitalize on stocks with both superior long-term earnings and those with accelerating near-term earnings growth.

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND For the six months ended 9/30/07, the Fund posted a positive return but underperformed its benchmark, the S&P/Citigroup World ex U.S. Extended Market Index: The Fund's Investor Shares gained 3.26% versus the benchmark's gain of 5.49%. The Fund's underperformance was primarily a result of its stock selection decisions, although in some cases, allocations also dragged on performance.

Among sectors, the Fund's stock selection generally detracted from performance. Although an overweight to the Materials sector contributed to performance, stock selection within the sector overshadowed that contribution. The Fund's stocks within the Consumer Discretionary, Telecommunication Services and Consumer Staples sectors outperformed those in the benchmark, all adding value. However, the Fund's stocks in the Industrials, Financials and Information Technology sectors underperformed those of the benchmark. The Fund's underweighting to Energy and Industrials -- two of the period's strongest-performing sectors -- also dragged on performance.

On a valuation basis, results were inconsistent when examined on a Price/Earnings vs. a Price/Book basis. From a P/E perspective, the Fund's allocations had little net effect; it was primarily stock selection that dragged on returns, particularly among the Fund's mid-range valuations. However, the Fund did exhibit strong stock picking among the lowest and highest valuations. From a P/B perspective, however, it was the Fund's allocations that dragged most on performance, primarily among the Fund's highest and lowest valuations. The Fund's stock selection did compensate somewhat, however, particularly among those stocks with the lowest and highest valuations. Generally speaking, the market rewarded more highly valued stocks over the period, which worked against the Fund's value orientation.

Across market capitalizations, the Fund's stock picking generally detracted; allocations further dragged, but to a lesser extent. While the Fund exhibited strong stock picking among the smallest stocks -- those with market caps below $750 million -- its holdings in larger companies underperformed those in the benchmark, resulting in a measurable drag on performance. The Fund's allocations across market caps had a modestly negative effect, generally spread across the market cap universe.

Although typically, regional allocation has little net effect on Fund performance, for this period it detracted modestly. This was primarily due to the Fund's underweight in North America. Stock selection in Europe dampened returns, where the Fund's holdings substantially underperformed those in the benchmark. Strong performance of the Fund's stocks in Asia and the Pacific Basin and in North America compensated somewhat, but not enough to overcome the negatives.

The Fund is managed for long-term performance and seeks to outperform its benchmark as a result of effective stock picking. Consistent with the Fund's underlying model, it seeks to capitalize on stocks with both superior long-term earnings and those with accelerating near-term earnings growth.

8  Laudus Trust Semi-Annual Report

Management's Discussion continued

LONG/SHORT EQUITY FUNDS PERFORMANCE

TOTAL RETURNS are for the six-month period ended 9/30/07 and are not annualized. For performance details, see pages 22 through 25.

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
LONG/SHORT EQUITY FUND(1)
-------------------------------------------------
SSMNX                 RMNIX            90-Day
                                       T-Bills
Institutional shares  Investor shares
3.79%                 3.61%            2.46%

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY
FUND(2,3)
-------------------------------------------------
BMNIX                 BRMIX            90-Day
                                       T-Bills
Institutional shares  Investor shares
-1.58%                -1.79%           2.46%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without the waiver of fees, total return would have been lower.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is obligated to buy the security on a later date so it can return the security to the lender. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss is theoretically unlimited.

Since risk in long/short funds relates specifically to the Manager's stock selection techniques and not to any systematic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systematic influences. 90-day T-bills are such an asset. The full faith and credit of the U.S. government back an investment in 90-day T-bills. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

(1) Mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

(2) Value-based investments are subject to the risk that the broad market may not recognize their value.

(3) Small- and mid-capitalization funds typically carry additional risk since small- and mid-capitalization companies generally have a higher risk of failure.

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND For the six months ended 9/30/07, the Fund posted a positive return and outperformed its benchmark, 90-day T-bills: The Fund's Investor Shares gained 3.61% versus the benchmark's gain of 2.46%. The Fund's long positions provided the largest positive contribution to performance; short positions detracted, but not enough to overshadow the longs.

Among sectors, the Fund's strongest contribution came from its positions in Industrials, where the Fund had a substantial net long position, as the sector exhibited strong performance over the period. Value was added primarily as a result of strong stock picking among the Fund's long positions; shorts detracted only slightly. The Fund's slightly net long exposure to Financials also contributed, helped by its stock picking among its short positions. In the Energy sector, the Fund held a slightly net short position; stock picking among its long positions added value, but as the sector continued to perform strongly, the Fund was hurt by its shorts. The Fund's net long exposure to Telecommunication Services also contributed to performance, as did its net short exposure to Information Technology. The Fund's substantial net short exposure to Consumer Staples accounted for the largest drag on performance: Its short positions performed strongly, and its longs, only marginally. A slightly net short exposure to the Consumer Discretionary sector also detracted, where the Fund's long positions were weak and its shorts were strong.

From a valuation standpoint, the Fund's outperformance can be attributed primarily to exposures in the lower-valuation stocks; at the highest ranges, the Fund suffered. From a Price/Earnings perspective, the largest contribution came from the Fund's substantial net long exposure to mid-valuation stocks, where the Fund's long positions performed well. However, among slightly higher-valued

                                             Laudus Trust Semi-Annual Report   9

Management's Discussion continued

stocks, where the Fund was net short, strong performance among those short positions dampened returns, even despite some positive contribution from its long positions. From a Price/Book perspective, results were mixed. The Fund's long positions across P/B ranges added value, but in several cases were overshadowed by strong performance among its shorts. This was particularly evident in the Fund's highest-valued stocks, where the Fund held a slightly net long exposure. Net long exposures among lower-P/B stocks, however, added value.

On a market-capitalization basis, the Fund added value nearly across the board. Selection among stocks with market caps between $10 and $25 billion was particularly strong, even despite a slight net short exposure to those stocks; however, relatively strong performance among the Fund's substantial short positions did dampen returns somewhat. The Fund's long positions across larger-caps (above $50 billion) added value; and its substantial net long exposure to mega-caps (above $150 billion) also contributed nicely.

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND For the six months ended 9/30/07, the Fund posted a negative return and underperformed its benchmark, 90-day T-bills: The Fund's Investor Shares lost 1.79% versus the benchmark's gain of 2.46%. Although the Fund's long positions contributed slightly, they were overshadowed by the negative impact of many of the Fund's strongly performing short positions.

From a sector standpoint, the largest drag came from the Fund's net long exposure to Information Technology, where the Fund's long positions underperformed and its shorts were strong. A net short exposure to Health Care also hurt: While the Fund's long positions contributed modestly, they were overshadowed by strong performance among its shorts. Strong performance among the Fund's short positions in Telecommunication Services and Energy also detracted. Among Industrials, the Fund's net long exposure served it well; and among Materials, a combination of a net long exposure and strong performance of the long positions contributed somewhat to performance.

From a valuation standpoint, in a market environment that favored growth characteristics over value, the Fund's value orientation hurt. From a Price/Earnings perspective, value was added primarily among the lower-P/E ranges, where the Fund held a net long exposure, with drags coming from the higher P/Es, where the Fund's short positions generally outperformed its longs. From a Price/Book perspective, a similar pattern emerged. Among lower-valued stocks, although the long positions added little value, the Fund's short positions lost value, resulting in a performance boost for the Fund. As valuations rose, the Fund's net short exposures worked against it, as many of its short positions turned in strong performance, overshadowing any value from its longs.

The Fund's allocation among market capitalization groups had little impact on performance for the period. The Fund was generally net long among the smallest-and largest-cap stocks, and net short in between -- those with market caps between $1.5 and 7.5 billion. Reflective of the general strength of larger-caps over the period, despite the Fund's net long position among the largest stocks, its short positions substantially outperformed its longs, dragging on Fund performance.

 10  Laudus Trust Semi-Annual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Fund as of 9/30/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES              RUSSELL 1000(R) INDEX*
                                                                    --------------------              ----------------------
6/19/2002                                                                 50000.00                           50000.00
3/03                                                                      41610.00                           41585.00
3/04                                                                      55063.00                           56714.00
3/05                                                                      60382.00                           60820.00
3/06                                                                      69378.00                           68848.00
3/07                                                                      77079.00                           76999.00
9/07                                                                      83963.00                           83152.00

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                 RUSSELL 1000(R) INDEX*
                                                                      ---------------                 ----------------------
7/31/02                                                                   10000.00                           10000.00
3/03                                                                       9358.00                            9419.00
3/04                                                                      12342.00                           12844.70
3/05                                                                      13480.00                           13774.60
3/06                                                                      15444.00                           15593.00
3/07                                                                      17095.00                           17439.00
9/07                                                                      18610.00                           18832.00

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                            SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                         6 MONTHS**       1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional (6/19/02)                            8.93%          19.19%       15.53%           10.31%                   n/a
Investor (7/31/02)                                 8.86%          18.86%       15.19%              n/a                12.77%
Russell 1000 Index*                                7.99%          16.90%       15.98%           10.10%                13.03%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investors cannot invest directly in any index.

* The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

** Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                    Institutional      Investor
FUND OVERVIEW(2)                    Shares             Shares
----------------------------------------------------------------
Initial Investment                  $50,000            $100
Inception Date                      6/19/02            7/31/02
Total Net Assets ($ x 1,000)        $95,625            $10,162
Ticker Symbol                       AXLIX              AXLVX
Cusip                               51855Q101          51855Q853
NAV                                 $14.39             $14.38
NET EXPENSE RATIO(3)                0.99%              1.29%
GROSS EXPENSE RATIO(4)              1.00%              1.37%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 140
Avg. Market Capitalization                        99,283
  ($Wtd. x 1,000,000)
Portfolio Turnover (One year trailing)               168%
Price to Earnings (P/E)                            14.65
Price to Book (P/B)                                 2.53
Price to Cash Flow                                 11.88
Beta                                                1.16
Return on Equity                                   19.80%
Five-Year Earnings Growth                          26.44%

TOP EQUITY HOLDINGS(2) % of Net Assets
---------------------------------------------------------
Exxon Mobil Corp.                                     4.8%
Bank of America Corp.                                 3.6%
Pfizer, Inc.                                          3.3%
Chevron Corp.                                         3.1%
International Business Machines Corp.                 3.1%
Apple, Inc.                                           3.0%
JPMorgan Chase & Co.                                  2.8%
Hewlett-Packard Co.                                   2.7%
Verizon Communications, Inc.                          2.6%
Wachovia Corp.                                        2.6%
TOTAL                                                31.6%

PORTFOLIO COMPOSITION(2) % of Investments
------------------------------------------------------------
SECTOR WEIGHTINGS
(PIE CHART)

Information            Financials     Energy     Industrials   Consumer Discretionary   Health Care   Telecommunications Services
  Technology
19.9%                    19.5%        16.2%        12.5%               9.7%               5.9%                   5.3%

Consumer Staples   Utilities    Materials
    4.3%             3.5%         3.2%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/09. Adviser expects to hold expenses at this level by waiving its management fee and/or bearing other expenses. Please see the prospectus for more information.

(4) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/07 - 7/31/08. Actual expenses may be influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

                                            Laudus Trust Semi-Annual Report   11

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Growth Fund as of 9/30/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES          RUSSELL 1000(R) GROWTH INDEX*
                                                                    --------------------          -----------------------------
6/7/2000                                                                  50000.00                           50000.00
3/01                                                                      38645.00                           31665.00
3/02                                                                      39298.00                           31032.00
3/03                                                                      30385.00                           22725.00
3/04                                                                      40364.00                           30040.00
3/05                                                                      41744.00                           30391.00
3/06                                                                      47943.00                           34384.00
3/07                                                                      50638.00                           36812.00
9/07                                                                      56710.00                           40990.00

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES             RUSSELL 1000(R) GROWTH INDEX*
                                                                      ---------------             -----------------------------
8/15/03                                                                   10000.00                           10000.00
3/04                                                                      11450.00                           11284.00
3/05                                                                      11810.00                           11415.00
3/06                                                                      13520.00                           12915.00
3/07                                                                      14244.00                           13827.00
9/07                                                                      15911.00                           15396.00

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                            SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                         6 MONTHS**       1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional (6/7/00)                             11.99%         20.63%       13.93%            1.73%                   n/a
Investor (8/15/03)                                 11.70%***      20.13%          n/a              n/a                11.91%
Russell 1000 Growth Index*                         11.35%         19.35%       13.84%           -2.67%                11.03%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investors cannot invest directly in any index.

* The Russell 1000 Growth(R) Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

** Not annualized.

*** Return for the report period presented in the table differs from the return in the Financial Highlights. This is a result of the calculation of the Financial Highlights return adhering to GAAP presentation.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                    Institutional      Investor
FUND OVERVIEW(2)                    Shares             Shares
----------------------------------------------------------------
Initial Investment                  $50,000            $100
Inception Date                      6/7/00             8/15/03
Total Net Assets ($ x 1,000)        $85,494            $2,918
Ticker Symbol                       REDIX              REFIX
Cusip                               51855Q200          51855Q846
NAV                                 $10.93             $10.99
NET EXPENSE RATIO(3)                0.99%              1.29%
GROSS EXPENSE RATIO(4)              1.05%              1.43%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 348
Avg. Market Capitalization ($Wtd. x 1,000,000)    71,878
Portfolio Turnover (One year trailing)                73%
Price to Earnings (P/E)                            20.16
Price to Book (P/B)                                 4.13
Price to Cash Flow                                 16.60
Beta                                                1.19
Return on Equity                                   24.57%
Five-Year Earnings Growth                          27.59%

TOP EQUITY HOLDINGS(2) % of Net Assets
---------------------------------------------------------
Cisco Systems, Inc.                                   3.0%
Microsoft Corp.                                       2.4%
International Business Machines Corp.                 2.4%
Hewlett-Packard Co.                                   2.0%
Google, Inc., Class A                                 2.0%
Apple, Inc.                                           1.8%
Schlumberger Ltd.                                     1.8%
Exxon Mobil Corp.                                     1.5%
Intel Corp.                                           1.4%
Oracle Corp.                                          1.2%
TOTAL                                                19.5%

PORTFOLIO COMPOSITION(2) % of Investments
------------------------------------------------------------
SECTOR WEIGHTINGS
(PIE CHART)

Information            Industrials   Health Care   Consumer Discretionary     Energy     Consumer Staples   Financials   Materials
  Technology
  27.6%                   14.7%        12.8%               12.7%              11.1%            7.6%           6.0%         5.9%

Utilities    Telecommunication Services
  1.0%                 0.6%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/09. Adviser expects to hold expenses at this level by waiving its management fee and/or bearing other expenses. Please see the prospectus for more information.

(4) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/07 - 7/31/08. Actual expenses may be influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

 12  Laudus Trust Semi-Annual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Value Fund as of 9/30/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES           RUSSELL 1000(R) VALUE INDEX*
                                                                    --------------------           ----------------------------
5/2/05                                                                    50000.00                           50000.00
3/06                                                                      59915.00                           57425.00
3/07                                                                      67837.00                           67090.00
9/07                                                                      71989.00                           70223.00

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES              RUSSELL 1000(R) VALUE INDEX*
                                                                      ---------------              ----------------------------
5/2/05                                                                    10000.00                           10000.00
3/06                                                                      11933.00                           11485.00
3/07                                                                      13538.00                           13418.00
9/07                                                                      14348.00                           14045.00

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                            SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                                      6 MONTHS**       1 YEAR        INSTITUTIONAL           INVESTOR
Institutional (5/02/05)                                         6.12%          16.48%           16.38%                   n/a
Investor (5/02/05)                                              5.98%          16.18%              n/a                16.02%
Russell 1000 Value Index*                                       4.67%          14.45%           15.10%                15.10%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Value-based investments are subject to the risk that the broad market may not recognize their value.

Investors cannot invest directly in any index.

* The Russell 1000 Value(R) Index measures the performance of those Russell 1000 companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.

** Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                    Institutional      Investor
FUND OVERVIEW(2)                    Shares             Shares
----------------------------------------------------------------
Initial Investment                  $50,000            $100
Inception Date                      5/2/05             5/2/05
Total Net Assets ($ x 1,000)        $6,369             $560
Ticker Symbol                       LLCVX              LCVJX
Cusip                               51855Q713          51855Q721
NAV                                 $13.52             $13.46
NET EXPENSE RATIO(3)                0.99%              1.29%
GROSS EXPENSE RATIO(4)              2.37%              2.75%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 137
Avg. Market Capitalization ($Wtd. x 1,000,000)   111,712
Portfolio Turnover (One year trailing)                86%
Price to Earnings (P/E)                            12.31
Price to Book (P/B)                                 2.08
Price to Cash Flow                                  7.81
Beta                                                1.08
Return on Equity                                   19.34%
Five-Year Earnings Growth                          23.08%

TOP EQUITY HOLDINGS(2) % of Net Assets
---------------------------------------------------------
Bank of America Corp.                                 4.3%
AT&T Corp.                                            4.1%
Exxon Mobil Corp.                                     3.9%
ConocoPhillips                                        3.8%
Pfizer, Inc.                                          3.7%
General Electric Co.                                  3.5%
Verizon Communications, Inc.                          3.3%
Chevron Corp.                                         2.9%
Citigroup, Inc.                                       2.2%
Marathon Oil Corp.                                    2.0%
TOTAL                                                33.7%

PORTFOLIO COMPOSITION(2) % of Investments
------------------------------------------------------------
SECTOR WEIGHTINGS
(PIE CHART)

Financials     Energy     Industrials   Telecommunication Services   Materials    Information Technology   Health Care
  26.5%        19.5%        12.1%                  8.2%                6.9%                6.7%              6.4%

Consumer Discretionary   Utilities    Consumer Staples
        6.2%               5.1%            2.4%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/09. Adviser expects to hold expenses at this level by waiving its management fee and/or bearing other expenses. Please see the prospectus for more information.

(4) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/07 - 7/31/08. Actual expenses may be influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

                                            Laudus Trust Semi-Annual Report   13

Performance and Fund Facts

Laudus Rosenberg U.S. Discovery Fund as of 9/30/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
----------------------------------------

                                                                    INSTITUTIONAL SHARES             RUSSELL 2500(TM) INDEX*
                                                                    --------------------             -----------------------
9/4/2001                                                                  50000.00                           50000.00
3/02                                                                      55625.00                           54310.00
3/03                                                                      47932.00                           41276.00
3/04                                                                      74726.00                           66301.00
3/05                                                                      82184.00                           71744.00
3/06                                                                     100922.00                           88999.00
3/07                                                                     106686.00                           96323.00
9/07                                                                     108361.00                           98558.00

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
----------------------------------------

                                                                      INVESTOR SHARES                RUSSELL 2500(TM) INDEX*
                                                                      ---------------                -----------------------
10/3/01                                                                   10000.00                           10000.00
3/02                                                                      11834.00                           12175.00
3/03                                                                      10178.00                            9253.00
3/04                                                                      15799.00                           14864.00
3/05                                                                      17331.00                           16085.00
3/06                                                                      21214.00                           19953.00
3/07                                                                      22346.00                           21595.00
9/07                                                                      22632.00                           22096.00

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                            SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                         6 MONTHS**       1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional (9/4/01)                             1.57%          13.76%       17.83%           13.58%                   n/a

Investor (10/3/01)                                 1.28%          13.21%       17.43%              n/a                14.60%

Russell 2500(TM) Index*                            2.32%          15.17%       19.55%           11.82%                14.14%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Small and mid-capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

* The Russell 2500(R) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, and represents approximately 16% of the total market capitalization of the Russell 3000(R) Index.

** Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(2)                   Shares           Shares
-------------------------------------------------------------
Initial Investment                 $50,000          $100
Inception Date                     9/4/01           10/3/01
Total Net Assets ($ x 1,000)       $725,300         $207,567
Ticker Symbol                      RDISX            RDIVX
Cusip                              51855Q309        51855Q838
NAV                                $20.11           $19.84
GROSS EXPENSE RATIO(3)             0.97%            1.35%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 746
Avg. Market Capitalization ($Wtd. x 1,000,000)    $2,615
Portfolio Turnover (One year trailing)                70%
Price to Earnings (P/E)                            16.20
Price to Book (P/B)                                 1.97
Price to Cash Flow                                 11.99
Beta                                                1.30
Return on Equity                                   13.51%
Five-Year Earnings Growth                          28.24%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Avnet, Inc.                                         1.8%
FMC Corp.                                           1.4%
SPX Corp.                                           1.3%
Tidewater, Inc.                                     1.2%
Arrow Electronics, Inc.                             1.2%
CF Industries Holdings, Inc.                        1.2%
Varian Semiconductor Equipment                      1.1%
Big Lots, Inc.                                      1.1%
Teleflex, Inc.                                      1.1%
Century Tel, Inc.                                   1.0%
TOTAL                                              12.4%

PORTFOLIO COMPOSITION(2) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS
(PIE CHART)

INFORMATION                                         CONSUMER                                  HEALTH                   CONSUMER
TECHNOLOGY             FINANCIALS   INDUSTRIALS   DISCRETIONARY   MATERIALS      ENERGY        CARE      UTILITIES     STAPLES
-----------            ----------   -----------   -------------   ---------      ------       ------     ---------     --------
16.8%                    16.4%         16.3%          12.4%         10.6%         8.6%         7.3%         5.1%        4.0%

TELECOMMUNICATION
SERVICES
-----------------
2.5%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/07 - 7/31/08. Actual expenses may be influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

 14  Laudus Trust Semi-Annual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Small Capitalization Fund as of 9/30/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES        RUSSELL 2000(R) INDEX*
                                                                    --------------------        ----------------------
9/30/97                                                                   50000.00                    50000.00
9/98                                                                      42290.00                    40490.00
9/99                                                                      47420.00                    48211.00
9/00                                                                      55211.00                    59488.00
9/01                                                                      55167.00                    46871.00
9/02                                                                      57478.00                    42512.00
9/03                                                                      71957.00                    58028.00
9/04                                                                      87687.00                    68920.00
9/05                                                                     104145.00                    81299.00
9/06                                                                     107884.00                    89355.00
9/07                                                                     117799.00                   100391.00

PERFORMANCE OF A HYPOTHETICAL
$100,000 INVESTMENT IN ADVISER SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                       ADVISER SHARES           RUSSELL 2000(R) INDEX*
                                                                       --------------           ----------------------
9/30/97                                                                  100000.00                   100000.00
9/98                                                                      84300.00                    80980.00
9/99                                                                      94298.00                    96423.00
9/00                                                                     109631.00                   118976.00
9/01                                                                     109247.00                    93741.00
9/02                                                                     113661.00                    85023.00
9/03                                                                     141871.00                   116057.00
9/04                                                                     172572.00                   137841.00
9/05                                                                     204377.00                   162597.00
9/06                                                                     211163.00                   178710.00
9/07                                                                     229977.00                   200781.00

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
----------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES           RUSSELL 2000(R) INDEX*
                                                                      ---------------           ----------------------
9/30/97                                                                   10000.00                    10000.00
9/98                                                                       8418.00                     8098.00
9/99                                                                       9419.00                     9642.00
9/00                                                                      10941.00                    11898.00
9/01                                                                      10904.00                     9374.00
9/02                                                                      11327.00                     8502.00
9/03                                                                      14134.00                    11606.00
9/04                                                                      17179.00                    13784.00
9/05                                                                      20306.00                    16260.00
9/06                                                                      20970.00                    17871.00
9/07                                                                      22839.00                    20078.00

AVERAGE ANNUAL TOTAL RETURNS(1)

--------------------------------------------------------------------------------

CLASS AND INCEPTION DATE                                           6 MONTHS**       1 YEAR       5 YEAR       10 YEAR
Institutional (2/22/89)                                               0.24%          9.19%       15.43%        8.95%
Adviser (1/21/97)                                                     0.08%          8.91%       15.14%        8.68%
Investor (10/22/96)                                                   0.16%          8.91%       15.06%        8.61%
Russell 2000(R) Index*                                                1.19%         12.34%       18.75%        7.22%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

* The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

** Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                       Institutional     Adviser     Investor
FUND OVERVIEW(2)       Shares            Shares      Shares
--------------------------------------------------------------
Initial Investment     $50,000          $100,000     $100
Inception Date         2/22/89          1/21/97      10/22/96
Total Net Assets       $613,939         $44,167      $247,292
  ($ x 1,000)
Ticker Symbol          USCIX            LIFUX        BRSCX
Cusip                  51855Q408        51855Q739    51855Q820
NAV                    $12.60           $12.36       $12.24
GROSS EXPENSE          0.95%            1.20%        1.30%
  RATIO(3)

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 595

Avg. Market Capitalization ($Wtd. x 1,000,000)     1,188
Portfolio Turnover (One year trailing)                68%
Price to Earnings (P/E)                            18.49
Price to Book (P/B)                                 1.82
Price to Cash Flow                                 12.14
Beta                                                1.29
Return on Equity                                   10.67%
Five-Year Earnings Growth                          27.40%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Woodward Governor Co.                               1.8%
Delphi Financial Group, Inc., Class A               1.6%
Schnitzer Steel Industries, Inc., Class A           1.4%
Perini Corp.                                        1.4%
Perot Systems Corp., Class A                        1.3%
Regal-Beloit Corp.                                  1.3%
Atwood Oceanics, Inc.                               1.2%
Mentor Graphics Corp.                               1.1%
Platinum Underwriters Holdings Ltd.                 1.1%
Max Capital Group Ltd.                              1.0%
TOTAL                                              13.2%

PORTFOLIO COMPOSITION(2) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS
(PIE CHART)

                       INFORMATION                  CONSUMER        HEALTH                                CONSUMER
INDUSTRIALS            TECHNOLOGY    FINANCIALS   DISCRETIONARY      CARE      MATERIALS      ENERGY      STAPLES     UTILITIES
-----------            -----------   ----------   -------------     ------     ---------      ------      --------    ---------
20.5%                     19.0%        18.9%          12.0%          8.3%         7.3%         7.2%         3.9%         2.0%

TELECOMMUNICATION
SERVICES
-----------------
   0.9%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/07 - 7/31/08. Actual expenses may be influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.


                                            Laudus Trust Semi-Annual Report   15

Performance and Fund Facts

Laudus Rosenberg International Equity Fund as of 9/30/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES               MSCI-EAFE(R) INDEX*
                                                                    --------------------               -------------------
6/7/00                                                                    50000.00                           50000.00
3/01                                                                      40750.00                           38140.00
3/02                                                                      37343.00                           35005.00
3/03                                                                      29628.00                           26971.00
3/04                                                                      45571.00                           42655.00
3/05                                                                      52115.00                           49258.00
3/06                                                                      64550.00                           61543.00
3/07                                                                      76407.60                           74276.30
9/07                                                                      81359.00                           80998.00

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                  MSCI-EAFE(R) INDEX*
                                                                      ---------------                  -------------------
12/5/00                                                                   10000.00                           10000.00
3/01                                                                       9053.00                            8684.00
3/02                                                                       8254.00                            7970.00
3/03                                                                       6544.00                            6141.00
3/04                                                                      10052.00                            9712.00
3/05                                                                      11438.00                           11215.00
3/06                                                                      14116.00                           14013.00
3/07                                                                      16667.70                           16911.80
9/07                                                                      17664.00                           18442.00

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                            SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                         6 MONTHS**       1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional (6/7/00)                             6.48%          22.92%       22.06%            6.88%                   n/a
Investor (12/5/00)                                 6.28%          22.48%       21.69%              n/a                 8.74%
MSCI EAFE(R) Index*                                9.05%          25.38%       24.05%            6.82%                 9.39%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

Investors cannot invest directly in any index.

* The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI-EAFE(R) Index) Index is a free float-adjusted market capitalization index that is designed to measure market equity performance in 21 developed market countries, excluding the U.S. and Canada.

** Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                  Shares           Shares
------------------------------------------------------------
Initial Investment                $50,000          $100
Inception Date                    6/7/00           12/5/00
Total Net Assets ($ x 1,000)      $117,172         $26,435
Ticker Symbol                     REQIX            RIEIX
Cusip                             51855Q507        51855Q812
NAV                               $14.46           $14.39
NET EXPENSE RATIO(3)              1.34%            1.64%
GROSS EXPENSE RATIO(4)            1.34%            1.71%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 387
Avg. Market Capitalization ($Wtd. x 1,000,000)    68,581
Portfolio Turnover (One year trailing)                64%
Price to Earnings (P/E)                            14.57
Price to Book (P/B)                                 1.84
Price to Cash Flow                                  8.38
Beta                                                1.05
Return on Equity                                   13.57%
Five-Year Earnings Growth                          26.45%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Vodafone Group plc                                   2.5%
Royal Dutch Shell plc, Class A                       1.9%
Telefonica S.A.                                      1.7%
DaimlerChrysler AG -- Reg'd                          1.6%
Banco Santander Central Hispano S.A.                 1.6%
Bayer AG                                             1.4%
Royal Bank of Scotland Group plc                     1.4%
Royal Dutch Shell plc, Class B                       1.4%
Volkswagen AG                                        1.3%
BNP Paribas                                          1.3%
TOTAL                                               16.1%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/09. Adviser expects to hold expenses at this level by waiving its management fee and/or bearing other expenses. Please see the prospectus for more information.

(4) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/07 - 7/31/08. Actual expenses may be influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

 16  Laudus Trust Semi-Annual Report

Performance and Fund Facts continued

Laudus Rosenberg International Equity Fund as of 9/30/07

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS
(PIE CHART)

Financials             Materials    Consumer Discretionary   Industrials   Telecommunication Services     Energy     Utilities
23.8%                    16.8%             14.4%               11.6%                 9.4%                  8.1%        5.7%

Information Technology      Health Care   Consumer Staples
        4.7%                   3.5%             2.0%

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------

COUNTRY WEIGHTINGS
(PIE CHART)

United Kingdom          Japan     Germany     France    Australia   Switzerland    Spain      Italy     Netherlands    Sweden
22.6%                   20.5%      10.2%       9.4%       6.1%         5.7%        4.9%       4.3%          2.6%        2.6%

Hong Kong   Finland    Other Countries
   2.1%      1.7%           7.3%

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

                                            Laudus Trust Semi-Annual Report   17

Performance and Fund Facts

Laudus Rosenberg International Discovery Fund as of 9/30/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                                                    S&P/CITIGROUP GLOBAL EX US
                                                                    INSTITUTIONAL SHARES            BMI $2-10 BILL CAP RANGE*
                                                                    --------------------            --------------------------
5/31/06                                                                   50000.00                           50000.00
3/31/07                                                                   60952.00                           61365.00
9/30/2007                                                                 67529.00                           69263.00

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                                                    S&P/CITIGROUP GLOBAL EX US
                                                                      INVESTOR SHARES               BMI $2-10 BILL CAP RANGE*
                                                                      ---------------               --------------------------
5/31/06                                                                   10000.00                           10000.00
3/31/07                                                                   12162.00                           12273.00
9/30/2007                                                                 13445.00                           13853.00

TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                            SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                                      6 MONTHS**       1 YEAR        INSTITUTIONAL           INVESTOR
Institutional (5/31/06)                                         10.79%         31.75%           25.20%                   n/a
Investor (5/31/06)                                              10.55%         31.29%              n/a                24.78%
S&P/Citigroup Global ex US BMI $2-10 Bill Cap Range*            12.87%         33.66%           27.67%                27.67%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investing in emerging markets accentuates these risks.

Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

* The S&P/Citigroup Global ex US Broad Market Index (BMI) $2 - $10 Bill Cap Range includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.

** Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                  Shares           Shares
------------------------------------------------------------
Initial Investment                $50,000          $100
Inception Date                    5/31/06          5/31/06
Total Net Assets ($ x 1,000)      $59,022          $157,049
Ticker Symbol                     LIDSX            LIDIX
Cusip                             51855Q689        51855Q697
NAV                               $13.35           $13.31
NET EXPENSE RATIO(3)              1.35%            1.65%
GROSS EXPENSE RATIO(4)            1.64%            2.03%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 627
Avg. Market Capitalization ($Wtd. x 1,000,000)     7,973
Portfolio Turnover (One year trailing)               107%
Price to Earnings (P/E)                            15.91
Price to Book (P/B)                                 1.86
Price to Cash Flow                                  8.91
Beta                                                1.00
Return on Equity                                   12.54%
Five-Year Earnings Growth                          27.57%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Hyundai Heavy Industries Co., Ltd.                  0.7%
Compagnie Generale des Etablissements Michelin,     0.6%
  Class B
Potash Corp. of Saskatchewan, Inc.                  0.6%
Esprit Holdings Ltd.                                0.6%
Infineon Technologies AG                            0.6%
Nippon Electric Glass Co., Ltd.                     0.5%
Svenska Cellulosa AB (SCA), Class B                 0.5%
Standard Life plc                                   0.5%
Kawasaki Heavy Industries Ltd.                      0.5%
Makita Corp.                                        0.5%
TOTAL                                               5.6%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/09. Adviser expects to hold expenses at this level by waiving its management fee and/or bearing other expenses. Please see the prospectus for more information.

(4) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period ended 7/31/07 - 7/31/08. Actual expenses may be influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

 18  Laudus Trust Semi-Annual Report

Performance and Fund Facts continued

Laudus Rosenberg International Discovery Fund as of 9/30/07

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS

(PIE CHART)

                                      CONSUMER                   INFORMATION                             TELECOMMUNICATION
INDUSTRIALS            MATERIALS    DISCRETIONARY   FINANCIALS   TECHNOLOGY      ENERGY     UTILITIES        SERVICES
-----------            ---------    -------------   ----------   -----------     ------     ---------    -----------------
21.4%                    20.5%          17.7%         13.5%         6.5%          6.2%         4.8%            4.5%

CONSUMER      HEALTH
STAPLES        CARE
--------      ------
 3.9%         1.0%

PORTFOLIO COMPOSITION(1) % of Investments

------------------------------------------------------------

COUNTRY WEIGHTINGS

(PIE CHART)

                        UNITED                                       SOUTH                  HONG
JAPAN                  KINGDOM     CANADA    AUSTRALIA    FRANCE     KOREA      ITALY       KONG      TAIWAN     CHINA
-----                  -------     ------    ---------    ------     -----      -----       ----      ------     -----
19.0%                     9.7%       5.9%       5.3%        4.9%       4.9%       4.5%        4.1%       3.8%       3.0%

                                                                                                          OTHER
SWITZERLAND    BRAZIL    GERMANY     SPAIN     NETHERLANDS    SWEDEN    FINLAND     INDIA      POLAND   COUNTRIES
-----------    ------    -------     -----     -----------    ------    -------     -----      ------   ---------
   2.7%         2.4%       2.3%       2.2%        2.0%         1.9%       1.8%       1.8%       1.5%      16.3%


(1) Portfolio holdings are subject to change and may not represent current or future holdings.

                                            Laudus Trust Semi-Annual Report   19

Performance and Fund Facts

Laudus Rosenberg International Small Capitalization Fund as of 9/30/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                                                    S&P/CITIGROUP WORLD EX US
                                                                    INSTITUTIONAL SHARES                       EMI*
                                                                    --------------------            -------------------------
9/30/97                                                                   50000.00                           50000.00
9/98                                                                      41205.00                           44460.00
9/99                                                                      54930.00                           56935.00
9/00                                                                      59759.00                           59008.00
9/01                                                                      46295.00                           43394.00
9/02                                                                      46281.00                           41845.00
9/03                                                                      70005.00                           57922.00
9/04                                                                      88787.00                           73949.00
9/05                                                                     121772.00                           98707.00
9/06                                                                     146382.00                          120887.00
9/07                                                                     182070.00                          153309.00

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                                                    S&P/CITIGROUP WORLD EX US
                                                                      INVESTOR SHARES                          EMI*
                                                                      ---------------               -------------------------
9/30/97                                                                   10000.00                           10000.00
9/98                                                                       8206.00                            8892.00
9/99                                                                      10888.00                           11387.00
9/00                                                                      11814.00                           11802.00
9/01                                                                       9124.00                            8679.00
9/02                                                                       9095.00                            8369.00
9/03                                                                      13732.00                           11584.00
9/04                                                                      17373.00                           14790.00
9/05                                                                      23728.00                           19741.00
9/06                                                                      28434.00                           24177.00
9/07                                                                      35235.00                           30662.00

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

CLASS AND INCEPTION DATE                                           6 MONTHS**       1 YEAR       5 YEAR       10 YEARS
Institutional (9/23/96)                                              3.44%          24.38%       31.51%        13.80%
Investor (10/29/96)                                                  3.26%          23.92%       31.11%        13.42%
S&P/Citigroup World ex US EMI*                                       5.49%          26.82%       29.64%        11.86%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility.

Investors cannot invest directly in any index.

* S&P/Citigroup World ex US Extended Market Index (EMI) is a float-adjusted index which measures the performance of small companies (approximately the bottom 20% by market capitalization) in 25 developed equity markets.

** Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW(2)                  Shares           Shares
------------------------------------------------------------
Initial Investment                $50,000          $100
Inception Date                    9/23/96          10/29/96
Total Net Assets ($ x 1,000)      $1,169,501       $852,275
Ticker Symbol                     ICSIX            RISIX
Cusip                             51855Q606        51855Q796
NAV                               $23.45           $23.11
GROSS EXPENSE RATIO(3)            1.10%            1.47%

FUND CHARACTERISTICS(2)
--------------------------------------------------------
Number of Securities                                 997
Avg. Market Capitalization                         4,567
  ($Wtd. x 1,000,000)
Portfolio Turnover                                   104%
  (One year trailing)
Price to Earnings (P/E)                            14.21
Price to Book (P/B)                                 1.48
Price to Cash Flow                                  7.75
Beta                                                1.04
Return on Equity                                   11.18%
Five-Year Earnings Growth                          29.01%

TOP EQUITY HOLDINGS(2) % of Net Assets
--------------------------------------------------------
Compagnie Generale des Etablissements Michelin,
  Class B                                           1.5%
Swiss Life Holding - Reg'd                          1.5%
Salzgilter AG                                       1.3%
Johnson Matthey plc                                 1.2%
Infineon Technologies AG                            1.1%
Baloise Holding AG - Reg'd                          1.1%
IFIL - Investment S.p.A.                            1.0%
Natixis                                             1.0%
Kelda Group plc                                     0.9%
British Energy Group plc                            0.9%
TOTAL                                              11.5%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share class for the period 7/31/07 - 7/31/08. Actual expenses may be influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

 20  Laudus Trust Semi-Annual Report

Performance and Fund Facts continued

Laudus Rosenberg International Small Capitalization Fund as of 9/30/07

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS
(PIE CHART)

                               CONSUMER                   INFORMATION               CONSUMER   HEALTH           TELECOMMUNICATIONS
INDUSTRIALS     MATERIALS    DISCRETIONARY   FINANCIALS   TECHNOLOGY    UTILITIES   STAPLES     CARE    ENERGY        SERVICES
-----------     ---------    -------------   ----------   -----------   ---------   --------   ------   ------  ------------------
25.7%             21.4%         19.0%         12.7%         8.1%          4.1%       3.6%       1.9%    1.9%             1.6%

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------

COUNTRY WEIGHTINGS
(PIE CHART)

UNITED                                                                                        SOUTH
KINGDOM                 JAPAN      FRANCE    SWITZERLAND   GERMANY     CANADA    AUSTRALIA    KOREA      ITALY      SPAIN
-------                 -----      ------    -----------   -------     ------    ---------    -----      -----      -----
17.7%                   16.3%       9.8%        8.2%         6.9%       6.8%       5.0%        4.9%       4.8%       4.0%

                            HONG                  OTHER
NEATHERLANDS   FINLAND      KONG     SINGAPORE   COUNTRIES
------------   -------      ----     ---------   ---------
    3.3%        2.3%        2.0%       1.5%        6.5%

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

                                            Laudus Trust Semi-Annual Report   21

Performance and Fund Facts

Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund as of 9/30/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES                  90-DAY T-BILLS
                                                                    --------------------                  --------------
10/19/98                                                                  50000.00                           50000.00
3/99                                                                      52570.00                           51005.00
3/00                                                                      57732.40                           53529.80
3/01                                                                      54967.00                           56623.80
3/02                                                                      60024.00                           58350.80
3/03                                                                      67767.10                           59243.60
3/04                                                                      63585.80                           59812.30
3/05                                                                      67356.00                           60924.80
3/06                                                                      72266.80                           63264.30
3/07                                                                      75862.70                           66579.40
9/07                                                                      78738.00                           68217.00

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                     90-DAY T-BILLS
                                                                      ---------------                     --------------
11/11/98                                                                  10000.00                           10000.00
3/99                                                                      10471.00                           10169.00
3/00                                                                      11454.00                           10672.40
3/01                                                                      10875.00                           11289.20
3/02                                                                      11850.00                           11633.50
3/03                                                                      13330.00                           11811.50
3/04                                                                      12469.00                           11924.90
3/05                                                                      13158.00                           12146.70
3/06                                                                      14090.90                           12613.20
3/07                                                                      14749.70                           13274.10
9/07                                                                      15282.00                           13601.00

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                    SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                  6 MONTHS*       1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional (10/19/98)                    3.79%         7.53%        2.12%             5.20%                   n/a
Investor (11/11/98)                         3.61%         7.22%        1.81%               n/a                 4.89%
90 day T-bills                              2.46%         5.15%        3.00%             3.53%                 3.52%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk and volatility.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

* Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

FUND OVERVIEW(2)                  Institutional    Investor
                                  Shares           Shares
------------------------------------------------------------
Initial Investment                $50,000          $100
Inception Date                    10/19/98         11/11/98
Total Net Assets
  ($ x 1,000)                     $5,986           $7,611
Ticker Symbol                     SSMNX            RMNIX
Cusip                             51855Q804        51855Q770
NAV                               $12.60           $12.63
NET EXPENSE RATIO(3)              1.24%            1.54%
NET EXPENSE RATIO(4)
  (PAID BY SHAREHOLDERS)          2.68%            2.98%
GROSS EXPENSE RATIO(5)            3.10%            3.46%

FUND CHARACTERISTICS(2)                Long         Short
----------------------------------------------------------
Number of Securities                       80           68
Avg. Market Capitalization             46,551       49,330
  ($Wtd. x 1,000,000)
Portfolio Turnover                        196%         118%
  (One year trailing)
Price to Earnings (P/E)                 17.94        53.19
Price to Book (P/B)                      2.98         3.58
Price to Cash Flow                      14.69        14.86
Beta                                     1.28         1.16
Return on Equity                        19.03%        6.93%
Five-Year Earnings Growth               27.71%       14.18%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Net Expenses. Reflects expenses expected to be charged to shareholders through at least 7/30/09. Excludes dividend expense on securities sold short, an expense associated with executing this strategy. Adviser expects to hold at this level by waiving its management fee and/or bearing other expenses. Please see the prospectus for more information.

(4) Net Expenses. Reflects expenses to be charged to shareholders though at least 7/30/09. Includes dividend expense on securities sold short. Adviser expects to hold expenses at this level by waiving its management fee and/or bearing other expenses. Please see the prospectus for more information.

(5) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/07 - 7/31/08. Actual expenses may be influenced by total assets and may be reduced based on contractual fee waiver by Adviser. please see the prospectus for more information.

 22  Laudus Trust Semi-Annual Report

Performance and Fund Facts continued

Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund as of 9/30/07

TOP EQUITY HOLDINGS(1) % of Net Assets              Long
---------------------------------------------------------
Apple, Inc.                                          3.5%
Cisco Systems, Inc.                                  3.4%
Pfizer, Inc.                                         3.2%
Amazon.com, Inc.                                     3.2%
Bank of America Corp.                                2.7%
NII Holdings, Inc.                                   2.7%
Loews Corp.                                          2.6%
NVIDIA Corp.                                         2.5%
Bristol-Myers Squibb Co.                             2.5%
Sun Microsystems, Inc.                               2.5%
TOTAL                                               28.8%

TOP EQUITY HOLDINGS(1) % of Net Assets             Short
---------------------------------------------------------
General Electric Co.                                 3.3%
Intel. Corp.                                         3.1%
Motorola, Inc.                                       3.0%
Wm. Wrigley Jr. Co.                                  3.0%
Costco Wholesale Corp.                               3.0%
Yahoo!, Inc.                                         2.5%
PepsiCo, Inc.                                        2.5%
Newmont Mining Corp.                                 2.5%
The Procter & Gamble Co.                             2.4%
Allergan, Inc.                                       2.4%
TOTAL                                               27.7%

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------

SECTOR WEIGHTINGS--LONG POSITIONS
(PIE CHART)

Information            Financials   Consumer Discretionary   Industrials   Health Care     Energy      Consumer Staples
  Technology
24.7%                    15.1%             15.0%               12.4%          10.2%         9.4%              7.0%

Telecommunication Services   Materials    Utilities
          3.3%                 2.1%         0.8%

PORTFOLIO COMPOSITION(1) % of Short Positions
------------------------------------------------------------

SECTOR WEIGHTINGS--SHORT POSITIONS
(PIE CHART)

Information            Financials   Health Care     Energy     Consumer Discretionary   Consumer Staples   Industrials   Materials
  Technology
22.5%                     18.6%        12.6%        11.4%             11.2%                  10.5%           7.6%         4.6%

Telecommunication Services   Utilities
           0.7%                0.3%

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

                                            Laudus Trust Semi-Annual Report   23

Performance and Fund Facts

Laudus Rosenberg Value Long/Short Equity Fund as of 9/30/07

PERFORMANCE OF A HYPOTHETICAL
$50,000 INVESTMENT IN INSTITUTIONAL SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                    INSTITUTIONAL SHARES                  90-DAY T-BILLS
                                                                    --------------------                  --------------
12/16/97                                                                  50000.00                           50000.00
3/98                                                                      49850.00                           50754.00
3/99                                                                      46206.00                           53180.00
3/00                                                                      39677.00                           55812.00
3/01                                                                      46010.00                           59038.00
3/02                                                                      52235.00                           60839.00
3/03                                                                      61094.00                           61769.00
3/04                                                                      57538.00                           62362.00
3/05                                                                      61266.00                           63522.00
3/06                                                                      62743.00                           65962.00
3/07                                                                      64743.00                           69418.00
9/07                                                                      63720.00                           71126.00

PERFORMANCE OF A HYPOTHETICAL
$10,000 INVESTMENT IN INVESTOR SHARES(1)
------------------------------------------------------------
(LINE GRAPH)

                                                                      INVESTOR SHARES                     90-DAY T-BILLS
                                                                      ---------------                     --------------
12/18/97                                                                  10000.00                           10000.00
3/98                                                                       9960.00                           10147.00
3/99                                                                       9197.00                           10632.00
3/00                                                                       7872.00                           11158.00
3/01                                                                       9091.00                           11803.00
3/02                                                                      10295.00                           12163.00
3/03                                                                      11997.00                           12349.00
3/04                                                                      11284.00                           12468.00
3/05                                                                      11974.00                           12700.00
3/06                                                                      12223.00                           13187.00
3/07                                                                      12566.00                           13879.00
9/07                                                                      12341.00                           14220.00

AVERAGE ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

                                                                                         SINCE INCEPTION       SINCE INCEPTION
CLASS AND INCEPTION DATE                       6 MONTHS*       1 YEAR       5 YEAR        INSTITUTIONAL           INVESTOR
Institutional (12/16/97)                        -1.58%          0.99%       -0.57%            2.51%                   n/a
Investor (12/18/97)                             -1.79%          0.59%       -0.89%              n/a                 2.17%
90 day T-bills                                   2.46%          5.15%        3.00%            3.66%                 3.66%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

PERFORMANCE DATA QUOTED DOES NOT REFLECT THE NON-RECURRING REDEMPTION FEE OF 2% THAT MAY BE CHARGED IF SHARES ARE SOLD OR EXCHANGED WITHIN 30 DAYS OF THE PURCHASE DATE. IF THESE FEES WERE REFLECTED, THE PERFORMANCE DATA QUOTED WOULD BE LOWER.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

The Fund uses the return that an investor could achieve through an investment in 3-month U.S. Treasury Bills as a benchmark against which to measure the Fund's performance. AXA Rosenberg attempts to achieve returns for the Fund's shareholders which exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury Bills because, among other differences, U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government, U.S. Treasury Bills have a fixed rate of return, investors in U.S. Treasury Bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in U.S. Treasury Bills.

Small- and mid-capitalization funds typically carry additional risk since small- and mid-capitalization companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their value.

* Not annualized.

(1) Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                  Institutional    Investor
FUND OVERVIEW (2)                 Shares           Shares
------------------------------------------------------------
Initial Investment                $50,000          $100
Inception Date                    12/16/97         12/18/97
Total Net Assets ($ x 1,000)      $235,032         $32,271
Ticker Symbol                     BMNIX            BRMIX
Cusip                             51855Q861        51855Q762
NAV                               $10.58           $10.44
GROSS EXPENSE RATIO(3)            1.66%            1.99%
GROSS EXPENSE RATIO(4)
  (PAID BY SHAREHOLDERS)          2.99%            3.32%

FUND CHARACTERISTICS(2)                Long         Short
----------------------------------------------------------
Number of Securities                      581          375
Avg. Market Capitalization              3,926        3,891
  ($Wtd. X 1,000,000)
Portfolio Turnover                        137%         134%
  (One year trailing)
Price to Earnings (P/E)                 18.12        92.03
Price to Book (P/B)                      2.16         2.65
Price to Cash Flow                      12.76        18.42
Beta                                     1.46         1.29
Return on Equity                        13.21%        2.86%
Five-Year Earnings Growth               29.07%       12.20%

(2) Portfolio holdings are subject to change and may not represent current or future holdings.

(3) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/07 - 7/31/08. Excludes dividend expense on securities sold short, an expense associated with executing this strategy. Actual expenses may be influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

(4) Total Annual Fund Operating Expenses. Provides the expense ratio projected for this Share Class for the period 7/31/07 - 7/31/08. Includes dividend expense on securities sold short, an expense associated with executing this strategy. Actual expenses may be influenced by total assets and may be reduced based on contractual fee waiver by Adviser. Please see the prospectus for more information.

 24  Laudus Trust Semi-Annual Report

Performance and Fund Facts continued

Laudus Rosenberg Value Long/Short Equity Fund as of 9/30/07

TOP EQUITY HOLDINGS (1) % of Net Assets                                        Long
------------------------------------------------------------------------------------
ENSCO International, Inc.                                                       1.4%
The Sherwin-Williams Co.                                                        1.3%
MEMC Electronic Materials, Inc.                                                 1.3%
Varian Semiconductor Equipment Associates, Inc.                                 1.2%
Humana, Inc.                                                                    1.2%
FMC Corp.                                                                       1.2%
IntercontinentalExchange, Inc.                                                  1.1%
Avnet, Inc.                                                                     1.1%
PerkinElmer, Inc.                                                               1.1%
Tidewater, Inc.                                                                 1.1%
TOTAL                                                                          12.0%

TOP EQUITY HOLDINGS(1) % of Net Assets                                         Short
------------------------------------------------------------------------------------
Apollo Group, Inc., Class A                                                     1.3%
Ultra Petroleum Corp.                                                           1.3%
Plum Creek Timber Co., Inc.                                                     1.3%
Amylin Pharmaceuticals, Inc.                                                    1.2%
New York Community Bancorp, Inc.                                                1.2%
Vertex Pharmaceuticals, Inc.                                                    1.2%
Advanced Micro Devices, Inc.                                                    1.2%
Iron Mountain, Inc.                                                             1.2%
BJ Services Co.                                                                 1.2%
Ventas, Inc.                                                                    1.1%
TOTAL                                                                          12.2%

PORTFOLIO COMPOSITION(1) % of Investments
------------------------------------------------------------
SECTOR WEIGHTINGS--LONG HOLDINGS
(PIE CHART)

INFORMATION                                         CONSUMER        HEALTH                               TELECOMMUNICATION
TECHNOLOGY             INDUSTRIALS   FINANCIALS   DISCRETIONARY      CARE        ENERGY     MATERIALS        SERVICES
-----------            -----------   ----------   -------------     ------       ------     ---------    -----------------
20.6%                     16.5%        16.3%          14.6%         10.0%         8.5%         5.5%            3.0%

              CONSUMER
UTILITIES     STAPLES
---------     --------
  2.7%         2.3%

PORTFOLIO COMPOSITION(1) % of Short Positions
------------------------------------------------------------
SECTOR WEIGHTINGS--SHORT POSITIONS
(PIE CHART)

                         HEALTH       CONSUMER      INFORMATION                                            CONSUMER
FINANCIALS                CARE      DISCRETIONARY   TECHNOLOGY    INDUSTRIALS     ENERGY     MATERIALS     STAPLES     UTILITIES
----------               ------     -------------   -----------   -----------     ------     ---------     --------    ---------
24.4%                    18.8%          16.6%          13.3%         9.8%          9.5%         2.4%         2.1%        1.7%

TELECOMMUNICATION
    SERVICES
-----------------
      1.4%

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

                                            Laudus Trust Semi-Annual Report   25

Disclosure of Fund Expenses (Unaudited)

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning April 1, 2007 and held through September 30, 2007, unless otherwise noted.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's share classes' actual expense ratios and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                                             ENDING
                                                                          BEGINNING       ACCOUNT VALUE           EXPENSES
                                                     EXPENSE RATIO(1)   ACCOUNT VALUE   (NET OF EXPENSES)   PAID DURING PERIOD(2)
                                                       (Annualized)       at 4/1/07        at 9/30/07         4/1/07 - 9/30/07
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
Institutional Shares                                       1.02%
  Actual Return                                                            $1,000           $1,089.30               $ 5.33
  Hypothetical 5% Return                                                   $1,000           $1,019.90               $ 5.15
Investor Shares                                            1.32%
  Actual Return                                                            $1,000           $1,088.60               $ 6.89
  Hypothetical 5% Return                                                   $1,000           $1,018.40               $ 6.66
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND
Institutional Shares                                       1.00%
  Actual Return                                                            $1,000           $1,119.90               $ 5.30
  Hypothetical 5% Return                                                   $1,000           $1,020.00               $ 5.05
Investor Shares                                            1.30%
  Actual Return                                                            $1,000           $1,118.00               $ 6.88
  Hypothetical 5% Return                                                   $1,000           $1,018.50               $ 6.56
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND
Institutional Shares                                       1.03%
  Actual Return                                                            $1,000           $1,061.20               $ 5.31
  Hypothetical 5% Return                                                   $1,000           $1,019.85               $ 5.20
Investor Shares                                            1.33%
  Actual Return                                                            $1,000           $1,059.80               $ 6.85
  Hypothetical 5% Return                                                   $1,000           $1,018.35               $ 6.71
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. DISCOVERY FUND
Institutional Shares                                       0.97%
  Actual Return                                                            $1,000           $1,015.70               $ 4.89
  Hypothetical 5% Return                                                   $1,000           $1,020.15               $ 4.90
Investor Shares                                            1.36%
  Actual Return                                                            $1,000           $1,012.80               $ 6.84
  Hypothetical 5% Return                                                   $1,000           $1,018.20               $ 6.86
---------------------------------------------------------------------------------------------------------------------------------

(1) Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

(2) Expenses for each fund or share class are equal to that fund's or share class' annualized expense ratio (net of any expenses waived or reimbursed), multiplied by the average account value for the hypothetical account over the period, multiplied by 183 days of the period, and divided by 366 days of the fiscal year.

 26  Laudus Trust Semi-Annual Report

                                                                                             ENDING
                                                                          BEGINNING       ACCOUNT VALUE           EXPENSES
                                                     EXPENSE RATIO(1)   ACCOUNT VALUE   (NET OF EXPENSES)   PAID DURING PERIOD(2)
                                                       (Annualized)       at 4/1/07        at 9/30/07         4/1/07 - 9/30/07
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
Institutional Shares                                      0.97%
  Actual Return                                                            $1,000           $1,002.40               $ 4.86
  Hypothetical 5% Return                                                   $1,000           $1,020.15               $ 4.90
Adviser Shares                                            1.22%
  Actual Return                                                            $1,000           $1,000.80               $ 6.10
  Hypothetical 5% Return                                                   $1,000           $1,018.90               $ 6.16
Investor Shares                                           1.32%
  Actual Return                                                            $1,000           $1,001.60               $ 6.61
  Hypothetical 5% Return                                                   $1,000           $1,018.40               $ 6.66
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
Institutional Shares                                      1.35%
  Actual Return                                                            $1,000           $1,064.80               $ 6.97
  Hypothetical 5% Return                                                   $1,000           $1,018.25               $ 6.81
Investor Shares                                           1.65%
  Actual Return                                                            $1,000           $1,062.80               $ 8.51
  Hypothetical 5% Return                                                   $1,000           $1,016.75               $ 8.32
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND
Institutional Shares                                      1.35%
  Actual Return                                                            $1,000           $1,107.90               $ 7.11
  Hypothetical 5% Return                                                   $1,000           $1,018.25               $ 6.81
Investor Shares                                           1.65%
  Actual Return                                                            $1,000           $1,105.50               $ 8.69
  Hypothetical 5% Return                                                   $1,000           $1,016.75               $ 8.32
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION
  FUND
Institutional Shares                                      1.06%
  Actual Return                                                            $1,000           $1,034.40               $ 5.39
  Hypothetical 5% Return                                                   $1,000           $1,019.70               $ 5.35
Investor Shares                                           1.42%
  Actual Return                                                            $1,000           $1,032.60               $ 7.22
  Hypothetical 5% Return                                                   $1,000           $1,017.90               $ 7.16
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
Institutional Shares                                      2.86%
  Actual Return                                                            $1,000           $1,037.90               $14.57
  Hypothetical 5% Return                                                   $1,000           $1,010.70               $14.38
Investor Shares                                           3.22%
  Actual Return                                                            $1,000           $1,036.10               $16.39
  Hypothetical 5% Return                                                   $1,000           $1,008.90               $16.17
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
Institutional Shares                                      2.79%
  Actual Return                                                            $1,000           $  984.20               $13.84
  Hypothetical 5% Return                                                   $1,000           $1,011.05               $14.03
Investor Shares                                           3.12%
  Actual Return                                                            $1,000           $  982.10               $15.46
  Hypothetical 5% Return                                                   $1,000           $1,009.40               $15.67
---------------------------------------------------------------------------------------------------------------------------------

(1) Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.
(2) Expenses for each fund or share class are equal to that fund's or share class' annualized expense ratio (net of any expenses waived or reimbursed), multiplied by the average account value for the hypothetical account over the period, multiplied by 183 days of the period, and divided by 366 days of the fiscal year.

                                            Laudus Trust Semi-Annual Report   27

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

PORTFOLIO HOLDINGS as of September 30, 2007 (Unaudited)

                                          COST           VALUE
HOLDINGS BY CATEGORY                      ($)             ($)
------------------------------------------------------------------
101.3%     COMMON STOCK                 93,405,334     107,126,271
------------------------------------------------------------------
101.3%     TOTAL INVESTMENTS            93,405,334     107,126,271
 (1.3)%    OTHER ASSETS AND
           LIABILITIES                                  (1,339,905)
------------------------------------------------------------------
100.0%     NET ASSETS                                  105,786,366

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
COMMON STOCK 101.3% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 0.8%
-----------------------------------------------------------------
Corn Products International,
  Inc.                                  5,960         273,385
Seaboard Corp.                            127         248,920
Tyson Foods, Inc., Class A             17,527         312,857
                                                  ---------------
                                                      835,162

AUTOS 0.4%
-----------------------------------------------------------------
PACCAR, Inc.                            3,250         277,062
TRW Automotive Holdings Corp. *         3,600         114,048
                                                  ---------------
                                                      391,110

BANKS & CREDIT INSTITUTIONS 8.2%
-----------------------------------------------------------------
Bank of America Corp.                  76,100       3,825,547
Comerica, Inc.                          9,870         506,133
KeyCorp                                14,600         472,018
Regions Financial Corp.                40,112       1,182,502
Wachovia Corp.                         53,800       2,698,070
                                                  ---------------
                                                    8,684,270
BASIC MINERALS & METALS 1.6%
-----------------------------------------------------------------
AK Steel Holding Corp. *                7,800         342,810
Alcoa, Inc.                             9,560         373,987
Freeport-McMoRan Copper & Gold,
  Inc.                                  5,560         583,189
Southern Copper Corp.                   2,800         346,724
                                                  ---------------
                                                    1,646,710

BEER, LIQUOR, & TOBACCO 1.3%
-----------------------------------------------------------------
Altria Group, Inc.                     15,500       1,077,715
UST, Inc.                               6,700         332,320
                                                  ---------------
                                                    1,410,035
BIOTECHNOLOGY 0.0%
-----------------------------------------------------------------
Biogen Idec, Inc. *                         2             133
CELLULAR & WIRELESS 0.6%
-----------------------------------------------------------------
NII Holdings, Inc. *                    8,300         681,845

CHEMICALS & RUBBER 2.0%
-----------------------------------------------------------------
CF Industries Holdings, Inc.            3,490         264,926
FMC Corp.                               4,600         239,292
Monsanto Co.                            2,960         253,790
PPG Industries, Inc.                    3,890         293,889
Terra Industries, Inc. *                5,662         176,994

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
The Scotts Miracle-Gro Co.,
  Class A                               3,090         132,098
The Sherwin-Williams Co.               10,980         721,496
                                                  ---------------
                                                    2,082,485

COMMERCIAL AIRCRAFT & COMPONENTS 1.8%
-----------------------------------------------------------------
Precision Castparts Corp.              10,396       1,538,400
Rockwell Collins, Inc.                  5,520         403,181
                                                  ---------------
                                                    1,941,581

COMMUNICATIONS UTILITIES 6.3%
-----------------------------------------------------------------
AT&T Corp.                             52,736       2,231,260
CenturyTel, Inc.                          400          18,488
Comcast Corp., Class A *               11,600         280,488
Google, Inc., Class A *                 2,170       1,230,976
The DIRECTV Group, Inc. *               6,160         149,565
Verizon Communications, Inc.           63,029       2,790,924
                                                  ---------------
                                                    6,701,701

CONSTRUCTION MATERIALS 0.4%
-----------------------------------------------------------------
Owens-Illinois, Inc. *                 10,588         438,873

CONSUMER DURABLES 0.3%
-----------------------------------------------------------------
Hasbro, Inc.                           12,460         347,385

DRUGS & PHARMACEUTICALS 3.6%
-----------------------------------------------------------------
King Pharmaceuticals, Inc. *           13,887         162,756
Pfizer, Inc.                          144,700       3,535,021
Wyeth                                   3,820         170,181
                                                  ---------------
                                                    3,867,958

ELECTRIC UTILITIES 3.2%
-----------------------------------------------------------------
Edison International                   19,353       1,073,124
Mirant Corp. *                         12,840         522,331
NRG Energy, Inc. *                     13,100         553,999
PG&E Corp.                             26,100       1,247,580
                                                  ---------------
                                                    3,397,034

FOREST PRODUCTS & PAPER 0.0%
-----------------------------------------------------------------
MeadWestvaco Corp.                        250           7,383

FURNITURE & HOUSEHOLD ITEMS 0.1%
-----------------------------------------------------------------
Armstrong World Industries, Inc.
  *                                       100           4,059
Steelcase, Inc., Class A                6,500         116,870
                                                  ---------------
                                                      120,929

GOVERNMENT AIRCRAFT & DEFENSE 2.7%
-----------------------------------------------------------------
Garmin Ltd.                            10,121       1,208,447
Raytheon Co.                           25,858       1,650,258
                                                  ---------------
                                                    2,858,705

HEALTH CARE & HOSPITAL 1.1%
-----------------------------------------------------------------
Health Net, Inc. *                      8,000         432,400
Humana, Inc. *                         10,950         765,186
                                                  ---------------
                                                    1,197,586

                                                            See financial notes.
 28  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
INFORMATION & SERVICES 1.2%
-----------------------------------------------------------------
IAC/InterActiveCorp *                  14,500         430,215
Manpower, Inc.                          7,100         456,885
Service Corp. International                 3              39
The Dun & Bradstreet Corp.              3,870         381,620
                                                  ---------------
                                                    1,268,759

INSTRUMENTS 1.4%
-----------------------------------------------------------------
Baxter International, Inc.              8,939         503,087
PerkinElmer, Inc.                       7,890         230,467
Teleflex, Inc.                          2,800         218,176
Waters Corp. *                          8,400         562,128
                                                  ---------------
                                                    1,513,858

INSURANCE 8.1%
-----------------------------------------------------------------
ACE Ltd.                               18,300       1,108,431
Alleghany Corp. *                         496         201,376
Allied World Assurance Holdings,
  Ltd.                                  4,400         228,404
Axis Capital Holdings Ltd.             10,594         412,213
Genworth Financial, Inc., Class
  A                                    32,190         989,199
Loews Corp.                            32,140       1,553,969
Prudential Financial, Inc.             20,400       1,990,632
The Allstate Corp.                     23,849       1,363,924
XL Capital Ltd., Class A                8,730         691,416
                                                  ---------------
                                                    8,539,564

INTEGRATED OIL COMPANIES 9.2%
-----------------------------------------------------------------
Chevron Corp.                          34,884       3,264,445
ConocoPhillips                         15,320       1,344,636
Exxon Mobil Corp.                      54,870       5,078,767
                                                  ---------------
                                                    9,687,848

IT HARDWARE 5.8%
-----------------------------------------------------------------
Amphenol Corp., Class A                14,500         576,520
AVX Corp.                               1,520          24,472
Cisco Systems, Inc. *                  72,100       2,387,231
Harris Corp.                           11,200         647,248
L-3 Communications Holdings,
  Inc.                                  2,781         284,051
MEMC Electronic Materials, Inc.
  *                                    14,010         824,629
NVIDIA Corp. *                         34,950       1,266,588
Vishay Intertechnology, Inc. *         12,820         167,045
                                                  ---------------
                                                    6,177,784

LAND & WATER TRANSPORTATION 1.5%
-----------------------------------------------------------------
Union Pacific Corp.                    13,700       1,548,922

MAINFRAME & MINICOMPUTERS 4.1%
-----------------------------------------------------------------
Apple, Inc. *                          20,534       3,152,790
Sun Microsystems, Inc. *              209,504       1,175,318
                                                  ---------------
                                                    4,328,108
METAL PRODUCTS & MACHINERY 5.6%
-----------------------------------------------------------------
AGCO Corp. *                            6,069         308,123
American Standard Cos., Inc.           13,678         487,210
Cummins, Inc.                           8,400       1,074,276
General Electric Co.                   32,870       1,360,818
Ingersoll-Rand Co., Ltd., Class
  A                                    18,621       1,014,286
Kennametal, Inc.                        2,800         235,144

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
SPX Corp.                               4,770         441,511
Terex Corp. *                           7,194         640,410
The Manitowoc Co., Inc.                 8,718         386,033
                                                  ---------------
                                                    5,947,811

MISCELLANEOUS FINANCE 3.4%
-----------------------------------------------------------------
Citigroup, Inc.                           500          23,335
Franklin Resources, Inc.                4,450         567,375
JPMorgan Chase & Co.                   65,001       2,978,346
Merrill Lynch & Co., Inc.                 504          35,925
                                                  ---------------
                                                    3,604,981

OIL & COAL RESOURCES 0.5%
-----------------------------------------------------------------
ONEOK, Inc.                             6,390         302,886
Unit Corp. *                            3,898         188,663
                                                  ---------------
                                                      491,549

OIL DISTRIBUTION 1.2%
-----------------------------------------------------------------
Holly Corp.                             3,910         233,935
Sunoco, Inc.                            7,986         565,249
Tesoro Corp.                            9,500         437,190
                                                  ---------------
                                                    1,236,374

OIL DRILLING & SERVICES 5.9%
-----------------------------------------------------------------
Cameron International Corp. *           3,900         359,931
Diamond Offshore Drilling, Inc.         5,200         589,108
ENSCO International, Inc.              12,300         690,030
GlobalSantaFe Corp.                    15,000       1,140,300
Grant Prideco, Inc. *                   4,884         266,276
Noble Corp.                            17,516         859,160
Oil States International, Inc. *        3,100         149,730
Pride International, Inc. *            13,499         493,388
Rowan Cos., Inc.                        2,280          83,402
Schlumberger Ltd.                       5,769         605,745
Superior Energy Services, Inc. *        7,000         248,080
Tidewater, Inc.                         3,800         238,792
Transocean, Inc. *                      4,593         519,239
                                                  ---------------
                                                    6,243,181

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 2.9%
-----------------------------------------------------------------
Brocade Communications Systems,
  Inc. *                               22,714         194,432
Hewlett-Packard Co.                    57,226       2,849,282
                                                  ---------------
                                                    3,043,714

PUBLISHING, BROADCASTING & CINEMA 2.4%
-----------------------------------------------------------------
CBS Corp., Class B                     60,089       1,892,803
Discovery Holding Co., Class A *          190           5,482
Gannett Co., Inc.                      13,300         581,210
The Walt Disney Co.                       750          25,792
                                                  ---------------
                                                    2,505,287

RESTAURANTS, HOTELS & THEATERS 0.5%
-----------------------------------------------------------------
Darden Restaurants, Inc.                9,900         414,414
McDonald's Corp.                        1,755          95,595
                                                  ---------------
                                                      510,009

RETAIL 4.3%
-----------------------------------------------------------------
Abercrombie & Fitch Co., Class A        6,200         500,340
Amazon.com, Inc. *                      7,096         660,992

See financial notes.
                                            Laudus Funds Semi-Annual Report   29

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
AutoZone, Inc. *                        3,300         383,262
Big Lots, Inc. *                        8,000         238,720
CVS/Caremark Corp.                     41,590       1,648,212
GameStop Corp., Class A *                 828          46,658
Nordstrom, Inc.                        18,700         876,843
The Men's Wearhouse, Inc.               2,970         150,044
                                                  ---------------
                                                    4,505,071
SOAPS & COSMETICS 0.7%
-----------------------------------------------------------------
Colgate-Palmolive Co.                   4,630         330,212
The Estee Lauder Cos., Inc.,
  Class A                               9,650         409,739
                                                  ---------------
                                                      739,951

SOFTWARE 5.7%
-----------------------------------------------------------------
Cadence Design Systems, Inc. *         22,900         508,151
Electronic Data Systems Corp.          31,020         677,477
Fiserv, Inc. *                         11,233         571,310
International Business Machines
  Corp.                                27,500       3,239,500
Microsoft Corp.                         2,290          67,463

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Oracle Corp. *                         41,866         906,399
VeriSign, Inc. *                        1,870          63,094
                                                  ---------------
                                                    6,033,394

TEXTILES & APPAREL 1.2%
-----------------------------------------------------------------
Coach, Inc. *                          26,455       1,250,528

WHOLESALE 1.3%
-----------------------------------------------------------------
Arrow Electronics, Inc. *               9,900         420,948
Avnet, Inc. *                           9,984         397,962
W.W. Grainger, Inc.                     5,700         519,783
                                                  ---------------
                                                    1,338,693
                                                  ---------------
TOTAL COMMON STOCK (COST $93,405,334)             107,126,271
                                                  ---------------
-----------------------------------------------------------------
END OF INVESTMENTS.

At 09/30/07, the tax basis cost of the fund's investments was $93,640,068 and the unrealized appreciation and depreciation were $14,985,300 and ($1,499,097), respectively, with a net unrealized appreciation of $13,486,203.

*  Non-income producing security.

                                                            See financial notes.
 30  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

PORTFOLIO HOLDINGS as of September 30, 2007 (Unaudited)

                                            COST         VALUE
HOLDINGS BY CATEGORY                        ($)           ($)
-----------------------------------------------------------------
 99.0%     COMMON STOCK                  71,624,809    87,513,481
  2.3%     SHORT-TERM INVESTMENT          2,089,000     2,089,000
-----------------------------------------------------------------
101.3%     TOTAL INVESTMENTS             73,713,809    89,602,481
  8.6%     COLLATERAL FOR SECURITIES ON
           LOAN                           7,603,403     7,603,403
 (9.9)%    OTHER ASSETS AND LIABILITIES                (8,793,596)
-----------------------------------------------------------------
100.0%     NET ASSETS                                  88,412,288

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
COMMON STOCK 99.0% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 2.0%
-----------------------------------------------------------------
PepsiCo, Inc.                           13,100        959,706
The Coca-Cola Co.                       11,500        660,905
Wm. Wrigley Jr. Co. (a)                  2,500        160,575
                                                   --------------
                                                    1,781,186

AIRLINES 0.2%
-----------------------------------------------------------------
FedEx Corp.                              1,900        199,025

AUTOS 0.8%
-----------------------------------------------------------------
Autoliv, Inc. (a)                            3            179
Eaton Corp.                                900         89,136
Harley-Davidson, Inc.                    2,200        101,662
Oshkosh Truck Corp. (a)                  2,300        142,531
PACCAR, Inc.                             4,600        392,150
                                                   --------------
                                                      725,658

BANKS & CREDIT INSTITUTIONS 1.4%
-----------------------------------------------------------------
American Express Co.                     8,200        486,834
Bank of America Corp.                      400         20,108
Bank of New York Mellon Corp.            6,300        278,082
Freddie Mac                              2,500        147,525
State Street Corp.                       2,300        156,768
Synovus Financial Corp.                  4,700        131,835
Wachovia Corp.                              88          4,413
                                                   --------------
                                                    1,225,565
BASIC MINERALS & METALS 2.1%
-----------------------------------------------------------------
AK Steel Holding Corp. (a)*              3,200        140,640
Alcoa, Inc. (a)                          6,900        269,928
Allegheny Technologies, Inc.             2,000        219,900
Cleveland-Cliffs, Inc. (a)               1,400        123,158
CommScope, Inc. *                        2,200        110,528
Freeport-McMoRan Copper & Gold,
  Inc.                                   5,700        597,873
Harsco Corp.                             2,700        160,029
Reliance Steel & Aluminum Co. (a)          200         11,308
Southern Copper Corp. (a)                1,600        198,128
Steel Dynamics, Inc. (a)                 1,200         56,040
                                                   --------------
                                                    1,887,532
BEER, LIQUOR, & TOBACCO 1.4%
-----------------------------------------------------------------
Altria Group, Inc.                      12,700        883,031
Anheuser-Busch Cos., Inc.                3,600        179,964
UST, Inc. (a)                            2,600        128,960
                                                   --------------
                                                    1,191,955

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)

BIOTECHNOLOGY 1.6%
-----------------------------------------------------------------
Amgen, Inc. *                            6,100        345,077
Biogen Idec, Inc. *                      1,854        122,976
Celgene Corp. *                          4,913        350,346
Genentech, Inc. *                        3,400        265,268
Gilead Sciences, Inc. *                  6,900        282,003
Invitrogen Corp. (a)*                      670         54,759
                                                   --------------
                                                    1,420,429

CELLULAR & WIRELESS 0.4%
-----------------------------------------------------------------
NII Holdings, Inc. *                     3,270        268,631
United States Cellular Corp. *           1,000         98,200
                                                   --------------
                                                      366,831

CHEMICALS & RUBBER 3.1%
-----------------------------------------------------------------
Air Products and Chemicals, Inc.         2,200        215,072
Albemarle Corp. (a)                      2,600        114,920
Cabot Corp.                              2,000         71,060
Celanese Corp., Series A                 3,097        120,721
E.I. du Pont De Nemours & Co.            5,400        267,624
International Flavors &
  Fragrances, Inc. (a)                   2,300        121,578
Monsanto Co. (a)                         9,800        840,252
Nalco Holding Co.                        4,700        139,355
PPG Industries, Inc.                     1,200         90,660
Praxair, Inc.                            6,000        502,560
The Goodyear Tire & Rubber Co.
  (a)*                                     100          3,041
The Lubrizol Corp.                         800         52,048
The Scotts Miracle-Gro Co., Class
  A (a)                                    200          8,550
The Sherwin-Williams Co.                 2,300        151,133
The Valspar Corp. (a)                      200          5,442
                                                   --------------
                                                    2,704,016

COMMERCIAL AIRCRAFT & COMPONENTS 2.2%
-----------------------------------------------------------------
BE Aerospace, Inc. *                     2,800        116,284
Goodrich Corp.                           2,600        177,398
Precision Castparts Corp.                2,700        399,546
Rockwell Collins, Inc.                   3,400        248,336
The Boeing Co.                           9,440        991,106
                                                   --------------
                                                    1,932,670

COMMUNICATIONS UTILITIES 3.7%
-----------------------------------------------------------------
American Tower Corp., Class A
  (a)*                                   3,200        139,328
Comcast Corp., Class A *                28,500        689,130
Google, Inc., Class A *                  3,100      1,758,537
The DIRECTV Group, Inc. *               16,500        400,620
Yahoo!, Inc. (a)*                        8,800        236,192
                                                   --------------
                                                    3,223,807

CONSTRUCTION & HOMEBUILDING 0.5%
-----------------------------------------------------------------
Fluor Corp. (a)                            700        100,786
Jacobs Engineering Group, Inc.
  (a)*                                   2,690        203,310
Quanta Services, Inc. (a)*               4,550        120,348
                                                   --------------
                                                      424,444

See financial notes.
                                            Laudus Funds Semi-Annual Report   31

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

PORTFOLIO HOLDINGS continued

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
CONSTRUCTION MATERIALS 0.7%
-----------------------------------------------------------------
Martin Marietta Materials, Inc.
  (a)                                    1,100        146,905
Owens-Illinois, Inc. *                   4,600        190,670
The Mosaic Co. *                         2,400        128,448
Vulcan Materials Co. (a)                 1,900        169,385
                                                   --------------
                                                      635,408

CONSUMER DURABLES 0.2%
-----------------------------------------------------------------
Hasbro, Inc. (a)                         2,000         55,760
International Game Technology            1,840         79,304
Whirlpool Corp. (a)                        128         11,405
                                                   --------------
                                                      146,469

DRUGS & PHARMACEUTICALS 4.7%
-----------------------------------------------------------------
Abbott Laboratories                     11,600        621,992
Allergan, Inc.                           2,400        154,728
Bristol-Myers Squibb Co.                26,700        769,494
Eli Lilly and Co.                        3,600        204,948
Genzyme Corp. *                          1,800        111,528
Johnson & Johnson                        8,100        532,170
Merck & Co., Inc.                       13,900        718,491
Schering-Plough Corp.                   24,560        776,833
Wyeth                                    5,200        231,660
                                                   --------------
                                                    4,121,844

ELECTRIC UTILITIES 0.9%
-----------------------------------------------------------------
Constellation Energy Group               2,800        240,212
Exelon Corp.                             2,300        173,328
Mirant Corp. *                           3,640        148,075
NRG Energy, Inc. (a)*                    4,200        177,618
PG&E Corp. (a)                             600         28,680
                                                   --------------
                                                      767,913

FINANCIAL INVESTMENTS 0.3%
-----------------------------------------------------------------
Dolby Laboratories, Inc., Class A
  *                                      1,500         52,230
NYSE Euronext                            1,900        150,423
Trinity Industries, Inc. (a)             1,970         73,954
                                                   --------------
                                                      276,607

FOREST PRODUCTS & PAPER 0.8%
-----------------------------------------------------------------
3M Co.                                   5,000        467,900
Kimberly-Clark Corp.                       780         54,803
Mohawk Industries, Inc. (a)*               800         65,040
Packaging Corp. of America (a)           3,600        104,652
                                                   --------------
                                                      692,395

FURNITURE & HOUSEHOLD ITEMS 1.7%
-----------------------------------------------------------------
Carlisle Cos., Inc.                        700         34,020
Cooper Industries Ltd., Class A          2,000        102,180
Ethan Allen Interiors, Inc. (a)            200          6,538
Hubbell, Inc., Class B                     800         45,696
Johnson Controls, Inc.                   3,070        362,598
Kinetic Concepts, Inc. *                 1,700         95,676
Steelcase, Inc., Class A                 2,490         44,770
The Procter & Gamble Co.                10,000        703,400
Thomas & Betts Corp. *                   1,900        111,416
                                                   --------------
                                                    1,506,294

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)

GAS & OTHER PUBLIC UTILITIES 0.1%
-----------------------------------------------------------------
Allied Waste Industries, Inc.
  (a)*                                     400          5,100
The Williams Cos., Inc.                  3,300        112,398
                                                   --------------
                                                      117,498

GOVERNMENT AIRCRAFT & DEFENSE 1.9%
-----------------------------------------------------------------
Alliant Techsystems, Inc. (a)*             980        107,114
Garmin Ltd. (a)                          2,390        285,366
Lockheed Martin Corp.                    5,950        645,515
Raytheon Co.                             4,600        293,572
Textron, Inc.                            5,000        311,050
                                                   --------------
                                                    1,642,617

HEALTH CARE & HOSPITAL 1.7%
-----------------------------------------------------------------
Aetna, Inc.                              7,800        423,306
Health Net, Inc. *                       2,400        129,720
Humana, Inc. *                           3,400        237,592
Laboratory Corp. of America
  Holdings *                             2,600        203,398
UnitedHealth Group, Inc.                10,000        484,300
                                                   --------------
                                                    1,478,316

INFORMATION & SERVICES 1.7%
-----------------------------------------------------------------
Accenture Ltd., Class A                 11,200        450,800
Charles River Laboratories
  International, Inc. (a)*                 800         44,920
Convergys Corp. *                          200          3,472
Expedia, Inc. (a)*                       3,100         98,828
Foster Wheeler Ltd. *                    1,480        194,294
Hewitt Associates, Inc., Class A
  *                                      2,260         79,213
IAC/InterActiveCorp (a)*                 2,700         80,109
ITT Educational Services, Inc.
  (a)*                                   1,400        170,366
Manpower, Inc.                              50          3,218
Paychex, Inc. (a)                        2,400         98,400
The Dun & Bradstreet Corp. (a)           1,400        138,054
The Shaw Group, Inc. (a)*                2,300        133,630
URS Corp. *                                600         33,870
                                                   --------------
                                                    1,529,174

INSTRUMENTS 4.6%
-----------------------------------------------------------------
Agilent Technologies, Inc. (a)*          3,000        110,640
AMETEK, Inc. (a)                         3,300        142,626
Baxter International, Inc.              10,600        596,568
Beckman Coulter, Inc. (a)                  510         37,618
Becton, Dickinson & Co.                  1,900        155,895
Danaher Corp. (a)                        1,750        144,742
Honeywell International, Inc.           10,700        636,329
Intuitive Surgical, Inc. *                 900        207,000
Medtronic, Inc.                          9,300        524,613
Mettler-Toledo International,
  Inc. *                                 1,400        142,800
PerkinElmer, Inc. (a)                    1,240         36,220
Respironics, Inc. *                      2,400        115,272
St. Jude Medical, Inc. (a)*              2,300        101,361
Stryker Corp.                            5,700        391,932
Tektronix, Inc.                            300          8,322
Thermo Fisher Scientific, Inc. *         4,600        265,512
Trimble Navigation Ltd. (a)*             3,900        152,919
Waters Corp. *                           2,200        147,224
Zimmer Holdings, Inc. *                  1,800        145,782
                                                   --------------
                                                    4,063,375

                                                            See financial notes.
 32  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
INSURANCE 2.0%
-----------------------------------------------------------------
ACE Ltd.                                 1,400         84,798
AFLAC, Inc.                              3,390        193,365
American International Group,
  Inc.                                   4,100        277,365
Arthur J. Gallagher & Co. (a)              300          8,691
CIGNA Corp.                              5,700        303,753
CNA Financial Corp. (a)                  1,600         62,912
Hanover Insurance Group, Inc.              200          8,838
HCC Insurance Holdings, Inc. (a)         2,300         65,872
Markel Corp. (a)*                          200         96,800
Prudential Financial, Inc.               2,333        227,654
Transatlantic Holdings, Inc.               375         26,374
WellCare Health Plans, Inc. (a)*         1,200        126,516
WellPoint, Inc. *                        2,000        157,840
XL Capital Ltd., Class A (a)             1,100         87,120
                                                   --------------
                                                    1,727,898

INTEGRATED OIL COMPANIES 1.5%
-----------------------------------------------------------------
Exxon Mobil Corp.                       14,300      1,323,608

IT HARDWARE 8.3%
-----------------------------------------------------------------
Amphenol Corp., Class A                  4,000        159,040
Applied Materials, Inc.                 24,900        515,430
Avocent Corp. (a)*                          15            437
AVX Corp. (a)                              300          4,830
Broadcom Corp., Class A (a)*             2,900        105,676
Cisco Systems, Inc. *                   80,900      2,678,599
Corning, Inc.                           11,400        281,010
Cypress Semiconductor Corp. (a)*         4,990        145,758
Harris Corp.                             2,810        162,390
Intel Corp.                             48,400      1,251,624
Juniper Networks, Inc. *                 8,200        300,202
L-3 Communications Holdings, Inc.        1,300        132,782
MEMC Electronic Materials, Inc. *        4,600        270,756
NVIDIA Corp. (a)*                       10,950        396,828
QUALCOMM, Inc.                          12,800        540,928
Texas Instruments, Inc.                 11,300        413,467
Vishay Intertechnology, Inc. *             610          7,948
                                                   --------------
                                                    7,367,705

LAND & WATER TRANSPORTATION 1.4%
-----------------------------------------------------------------
Burlington Northern Santa Fe
  Corp.                                  2,500        202,925
CSX Corp.                                4,500        192,285
J.B. Hunt Transport Services,
  Inc. (a)                               3,613         95,022
Ryder System, Inc. (a)                     670         32,830
Union Pacific Corp.                      3,200        361,792
United Parcel Service, Inc.,
  Class B                                5,100        383,010
                                                   --------------
                                                    1,267,864

MAINFRAME & MINICOMPUTERS 2.5%
-----------------------------------------------------------------
Apple, Inc. *                           10,400      1,596,816
Dell, Inc. *                            18,200        502,320
Sun Microsystems, Inc. (a)*             23,600        132,396
                                                   --------------
                                                    2,231,532

METAL PRODUCTS & MACHINERY 5.1%
-----------------------------------------------------------------
AGCO Corp. (a)*                          2,510        127,433
American Standard Cos., Inc. (a)         3,600        128,232

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
Ball Corp.                               2,430        130,612
Caterpillar, Inc.                        5,000        392,150
Cummins, Inc.                            2,300        294,147
Deere & Co.                                800        118,736
Dover Corp.                              1,160         59,102
Dresser-Rand Group, Inc. *               3,100        132,401
Emerson Electric Co.                    12,040        640,769
Energizer Holdings, Inc. (a)*            1,360        150,756
Flowserve Corp.                          1,000         76,180
Gardner Denver, Inc. *                   1,900         74,100
General Electric Co.                     8,400        347,760
IDEX Corp.                               3,000        109,170
Illinois Tool Works, Inc.                2,730        162,817
Ingersoll-Rand Co., Ltd., Class A        1,500         81,705
ITT Corp.                                  700         47,551
Kennametal, Inc.                           900         75,582
Lennox International, Inc.                 200          6,760
Lincoln Electric Holdings, Inc.
  (a)                                    1,590        123,400
Parker Hannifin Corp.                    1,500        167,745
Snap-on, Inc.                              200          9,908
Terex Corp. *                            2,100        186,942
The Manitowoc Co., Inc.                  4,000        177,120
The Stanley Works (a)                    1,900        106,647
The Timken Co.                             107          3,975
The Toro Co.                             1,700        100,011
United Technologies Corp.                4,500        362,160
Varian Semiconductor Equipment
  Associates, Inc. *                     2,700        144,504
                                                   --------------
                                                    4,538,375

MISCELLANEOUS FINANCE 2.5%
-----------------------------------------------------------------
Ameriprise Financial, Inc.               3,600        227,196
CME Group, Inc. (a)                        300        176,205
Eaton Vance Corp. (a)                    3,400        135,864
Federated Investors, Inc., Class
  B                                      2,900        115,130
Franklin Resources, Inc.                 3,200        408,000
IntercontinentalExchange, Inc.
  (a)*                                   1,550        235,445
Janus Capital Group, Inc. (a)            4,100        115,948
Merrill Lynch & Co., Inc.                4,200        299,376
Principal Financial Group, Inc.          1,300         82,017
T. Rowe Price Group, Inc. (a)            2,188        121,850
The Goldman Sachs Group, Inc.            1,300        281,762
                                                   --------------
                                                    2,198,793

OIL & COAL RESOURCES 0.4%
-----------------------------------------------------------------
Questar Corp.                            2,290        120,294
Unit Corp. *                             1,800         87,120
XTO Energy, Inc.                         2,700        166,968
                                                   --------------
                                                      374,382

OIL DISTRIBUTION 1.2%
-----------------------------------------------------------------
Frontier Oil Corp.                       2,180         90,775
Holly Corp.                              1,700        101,711
Sunoco, Inc.                             2,500        176,950
Tesoro Corp. (a)                         3,000        138,060
Valero Energy Corp. (a)                  7,500        503,850
Western Refining, Inc. (a)                 470         19,073
                                                   --------------
                                                    1,030,419

See financial notes.
                                            Laudus Funds Semi-Annual Report   33

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

PORTFOLIO HOLDINGS continued

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
OIL DRILLING & SERVICES 8.0%
-----------------------------------------------------------------
Baker Hughes, Inc.                       6,080        549,450
Cameron International Corp. (a)*         2,400        221,496
Diamond Offshore Drilling, Inc.
  (a)                                    1,650        186,928
ENSCO International, Inc.                3,220        180,642
FMC Technologies, Inc. (a)*              2,800        161,448
Global Industries Ltd. *                 3,290         84,750
GlobalSantaFe Corp.                      4,300        326,886
Grant Prideco, Inc. *                    2,900        158,108
Halliburton Co. (a)                     15,590        598,656
Helmerich & Payne, Inc. (a)              3,500        114,905
McDermott International, Inc. *          4,600        248,768
National-Oilwell Varco, Inc. *           3,500        505,750
Noble Corp.                              5,380        263,889
Oceaneering International, Inc. *        2,200        166,760
Pride International, Inc. *              3,530        129,022
Rowan Cos., Inc. (a)                     2,720         99,498
Schlumberger Ltd.                       14,800      1,554,000
Smith International, Inc. (a)            4,700        335,580
Superior Energy Services, Inc.
  (a)*                                   2,830        100,295
Tidewater, Inc. (a)                      1,460         91,746
Transocean, Inc. *                       5,000        565,250
Weatherford International Ltd. *         6,600        443,388
                                                   --------------
                                                    7,087,215

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 3.4%
-----------------------------------------------------------------
Brocade Communications Systems,
  Inc. (a)*                             14,700        125,832
Diebold, Inc. (a)                        2,000         90,840
EMC Corp. *                             33,600        698,880
Hewlett-Packard Co.                     35,800      1,782,482
NCR Corp. *                              1,700         84,660
Seagate Technology                       5,000        127,900
Western Digital Corp. *                  2,700         68,364
                                                   --------------
                                                    2,978,958
PUBLISHING, BROADCASTING & CINEMA 1.9%
-----------------------------------------------------------------
Citadel Broadcasting Corp. (a)           1,050          4,368
Discovery Holding Co., Class A *         4,470        128,959
DreamWorks Animation SKG, Inc.,
  Class A (a)*                           1,980         66,172
Meredith Corp.                           1,700         97,410
News Corp., Class A                     11,000        241,890
Omnicom Group, Inc.                      6,600        317,394
The McGraw-Hill Cos., Inc.               2,800        142,548
The Walt Disney Co.                     15,080        518,601
Viacom, Inc., Class B *                  4,400        171,468
                                                   --------------
                                                    1,688,810

REAL ESTATE DEVELOPMENT 0.1%
-----------------------------------------------------------------
Jones Lang LaSalle, Inc. (a)             1,200        123,312

REAL ESTATE INVESTMENT TRUSTS 0.1%
-----------------------------------------------------------------
Douglas Emmett, Inc. (a)                   200          4,946
ProLogis                                 1,600        106,160
                                                   --------------
                                                      111,106

RESTAURANTS, HOTELS & THEATERS 1.6%
-----------------------------------------------------------------
Brinker International, Inc.              3,600         98,784
Burger King Holdings, Inc.               2,510         63,980
CBRL Group, Inc.                           800         32,640

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
Darden Restaurants, Inc.                 3,320        138,975
Las Vegas Sands Corp. *                    500         66,710
McDonald's Corp.                         5,000        272,350
MGM MIRAGE *                             2,600        232,544
Regal Entertainment Group, Class
  A (a)                                      4             88
Starbucks Corp. *                        6,000        157,200
YUM! Brands, Inc. (a)                   10,600        358,598
                                                   --------------
                                                    1,421,869

RETAIL 7.6%
-----------------------------------------------------------------
Abercrombie & Fitch Co., Class A
  (a)                                    1,800        145,260
Amazon.com, Inc. (a)*                    6,000        558,900
AutoZone, Inc. *                         1,100        127,754
Best Buy Co., Inc. (a)                   2,700        124,254
Big Lots, Inc. (a)*                      4,000        119,360
Costco Wholesale Corp.                   2,400        147,288
CVS/Caremark Corp.                      22,300        883,749
Dick's Sporting Goods, Inc. (a)*         1,490        100,054
Dollar Tree Stores, Inc. *               2,860        115,944
eBay, Inc. *                             8,000        312,160
GameStop Corp., Class A *                3,550        200,042
J.C. Penney Co., Inc.                    1,700        107,729
Kohl's Corp. *                           2,300        131,859
Lowe's Cos., Inc.                       12,200        341,844
Medco Health Solutions, Inc. *           5,200        470,028
Nordstrom, Inc.                          5,300        248,517
Staples, Inc. (a)                        5,400        116,046
Target Corp.                            12,600        800,982
The Home Depot, Inc.                     8,400        272,496
The Men's Wearhouse, Inc.                1,400         70,728
The TJX Cos., Inc.                       8,900        258,723
Tiffany & Co.                            3,000        157,050
Wal-Mart Stores, Inc.                   13,300        580,545
Walgreen Co.                             7,300        344,852
                                                   --------------
                                                    6,736,164

SOAPS & COSMETICS 1.0%
-----------------------------------------------------------------
Avon Products, Inc.                      3,300        123,849
Colgate-Palmolive Co.                    8,300        591,956
The Estee Lauder Cos., Inc.,
  Class A (a)                            2,900        123,134
                                                   --------------
                                                      838,939

SOFTWARE 9.1%
-----------------------------------------------------------------
Activision, Inc. *                       6,700        144,653
Adobe Systems, Inc. *                    3,900        170,274
Autodesk, Inc. *                         4,800        239,856
Automatic Data Processing, Inc.          3,700        169,941
BMC Software, Inc. *                     4,600        143,658
Broadridge Financial Solutions,
  Inc.                                     925         17,529
Cadence Design Systems, Inc. *           6,300        139,797
Cerner Corp. (a)*                        2,100        125,601
Electronic Arts, Inc. *                  2,300        128,777
Electronic Data Systems Corp.            6,088        132,962
Fidelity National Information
  Services, Inc.                         2,777        123,215
Fiserv, Inc. (a)*                        3,450        175,467
Hlth Corp. (a)*                          7,500        106,275

                                                            See financial notes.
 34  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND

                                     NUMBER OF       VALUE
SECURITY                              SHARES          ($)
International Business Machines
  Corp.                                 18,200      2,143,960
MasterCard, Inc., Class A (a)            1,700        251,549
McAfee, Inc. *                           4,100        142,967
Microsoft Corp.                         73,100      2,153,526
NAVTEQ *                                 2,100        163,737
Oracle Corp. *                          50,610      1,095,706
Synopsys, Inc. *                         4,510        122,131
VeriSign, Inc. *                         5,500        185,570
                                                   --------------
                                                    8,077,151

TEXTILES & APPAREL 1.2%
-----------------------------------------------------------------
Coach, Inc. *                            7,670        362,561
Crocs, Inc. (a)*                         2,600        174,850
NIKE, Inc., Class B                      7,200        422,352
Phillips-Van Heusen Corp.                1,900         99,712
                                                   --------------
                                                    1,059,475

WHOLESALE 1.4%
-----------------------------------------------------------------
Airgas, Inc.                             2,320        119,782
Arrow Electronics, Inc. *                2,400        102,048
Avnet, Inc. *                            3,000        119,580
Cardinal Health, Inc.                    2,900        181,337
Express Scripts, Inc. *                  4,400        245,608
McKesson Corp.                           2,000        117,580
MSC Industrial Direct Co., Inc.,
  Class A                                1,700         86,003
Sysco Corp.                              4,500        160,155
W.W. Grainger, Inc. (a)                  1,500        136,785
                                                   --------------
                                                    1,268,878
                                                   --------------
TOTAL COMMON STOCK (COST $71,624,809)              87,513,481
                                                   --------------

SECURITY                            FACE AMOUNT      VALUE
RATE, MATURITY DATE                     ($)           ($)
SHORT-TERM INVESTMENT 2.3% OF NET ASSETS

REPURCHASE AGREEMENT 2.3%
-----------------------------------------------------------------
Fixed Income Clearing Corp. dated
  09/28/07, due 10/01/07 at
  4.65%, with a maturity value of
  $2,089,809 (fully
  collateralized by Federal Home
  Loan Bank with a value of
  $2,154,720.)                       2,089,000      2,089,000
                                                   --------------
TOTAL SHORT-TERM INVESTMENT
  (COST $2,089,000)                                 2,089,000
                                                   --------------
-----------------------------------------------------------------
END OF INVESTMENTS.

At 09/30/07 the tax basis cost of the fund's investments was $74,135,232 and the unrealized appreciation and depreciation was $16,078,577 and ($611,328), respectively, with a net unrealized appreciation of $15,467,249.

                                   NUMBER OF          VALUE
SECURITY                             SHARES            ($)
COLLATERAL INVESTED FOR SECURITIES ON LOAN 8.6% OF NET ASSETS
State Street Navigator
  Security Lending Prime
  Portfolio                        7,603,403        7,603,403
-----------------------------------------------------------------
END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

 * Non-income producing security.

(a) All or a portion of this security is on loan.

See financial notes.
                                            Laudus Funds Semi-Annual Report   35

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND

PORTFOLIO HOLDINGS as of September 30, 2007 (Unaudited)

                                           COST          VALUE
HOLDINGS BY CATEGORY                        ($)           ($)
--------------------------------------------------------------------
100.0%     COMMON STOCK                  5,785,257     6,927,547
  0.1%     SHORT-TERM INVESTMENT             9,000         9,000
--------------------------------------------------------------------
100.1%     TOTAL INVESTMENTS             5,794,257     6,936,547
 (0.1)%    OTHER ASSETS AND
           LIABILITIES                                    (7,495)
--------------------------------------------------------------------
100.0%     NET ASSETS                                  6,929,052

                                      NUMBER OF       VALUE
SECURITY                               SHARES          ($)
COMMON STOCK 100.0% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 0.3%
-----------------------------------------------------------------
Corn Products International, Inc.           230        10,550
Tyson Foods, Inc., Class A                  600        10,710
                                                    -------------
                                                       21,260
AIRLINES 0.3%
-----------------------------------------------------------------
UAL Corp. *                                 300        13,959
US Airways Group, Inc. *                    300         7,875
                                                    -------------
                                                       21,834
AUTOS 1.5%
-----------------------------------------------------------------
General Motors Corp.                      1,500        55,050
PACCAR, Inc.                                500        42,625
TRW Automotive Holdings Corp. *             300         9,504
                                                    -------------
                                                      107,179

BANKS & CREDIT INSTITUTIONS 6.3%
-----------------------------------------------------------------
Bank of America Corp.                     5,900       296,593
Wachovia Corp.                            1,200        60,180
Wells Fargo & Co.                         2,200        78,364
                                                    -------------
                                                      435,137

BASIC MINERALS & METALS 3.2%
-----------------------------------------------------------------
Alcoa, Inc.                               2,080        81,370
Commercial Metals Co.                       150         4,747
Freeport-McMoRan Copper & Gold,
  Inc.                                      290        30,418
Reliance Steel & Aluminum Co.               300        16,962
Steel Dynamics, Inc.                        600        28,020
United States Steel Corp.                   600        63,564
                                                    -------------
                                                      225,081
BEER, LIQUOR, & TOBACCO 1.5%
-----------------------------------------------------------------
Altria Group, Inc.                          980        68,139
Loews Corp. -- Carolina Group               400        32,892
                                                    -------------
                                                      101,031
BIOTECHNOLOGY 0.9%
-----------------------------------------------------------------
Biogen Idec, Inc. *                         704        46,696
Invitrogen Corp. *                          200        16,346
                                                    -------------
                                                       63,042
CHEMICALS & RUBBER 2.0%
-----------------------------------------------------------------
Celanese Corp., Series A                    280        10,914
FMC Corp.                                   432        22,473
PPG Industries, Inc.                        300        22,665

                                      NUMBER OF       VALUE
SECURITY                               SHARES          ($)
The Dow Chemical Co.                      1,800        77,508
The Scotts Miracle-Gro Co., Class
  A                                         120         5,130
                                                    -------------
                                                      138,690

COMMERCIAL AIRCRAFT & COMPONENTS 0.2%
-----------------------------------------------------------------
Goodrich Corp.                              200        13,646

COMMUNICATIONS UTILITIES 8.2%
-----------------------------------------------------------------
AT&T Corp.                                6,675       282,419
CenturyTel, Inc.                            390        18,026
Embarq Corp.                                700        38,920
Verizon Communications, Inc.              5,100       225,828
                                                    -------------
                                                      565,193

CONSTRUCTION MATERIALS 1.0%
-----------------------------------------------------------------
MDU Resources Group, Inc.                   570        15,869
Owens-Illinois, Inc. *                      300        12,435
The Mosaic Co. *                            800        42,816
                                                    -------------
                                                       71,120

CONSUMER DURABLES 0.6%
-----------------------------------------------------------------
Whirlpool Corp.                             200        17,820
Hasbro, Inc.                                760        21,189
                                                    -------------
                                                       39,009

DRUGS & PHARMACEUTICALS 3.9%
-----------------------------------------------------------------
King Pharmaceuticals, Inc. *              1,100        12,892
Pfizer, Inc.                             10,600       258,958
                                                    -------------
                                                      271,850

ELECTRIC UTILITIES 4.9%
-----------------------------------------------------------------
American Electric Power Co., Inc.         1,200        55,296
Edison International                      1,100        60,995
FPL Group, Inc.                           1,200        73,056
Mirant Corp. *                              160         6,509
NRG Energy, Inc. *                          300        12,687
Pepco Holdings, Inc.                        700        18,956
PG&E Corp.                                1,300        62,140
Puget Energy, Inc.                          500        12,235
Xcel Energy, Inc.                         1,700        36,618
                                                    -------------
                                                      338,492

FOREST PRODUCTS & PAPER 0.9%
-----------------------------------------------------------------
International Paper Co.                   1,690        60,620
Mohawk Industries, Inc. *                    60         4,878
                                                    -------------
                                                       65,498

FURNITURE & HOUSEHOLD ITEMS 0.5%
-----------------------------------------------------------------
Armstrong World Industries, Inc. *          200         8,118
Johnson Controls, Inc.                      200        23,622
                                                    -------------
                                                       31,740

GAS & OTHER PUBLIC UTILITIES 0.7%
-----------------------------------------------------------------
Allied Waste Industries, Inc. *           1,000        12,750
El Paso Corp.                             2,200        37,334
                                                    -------------
                                                       50,084

GOVERNMENT AIRCRAFT & DEFENSE 0.6%
-----------------------------------------------------------------
Raytheon Co.                                700        44,674

                                                            See financial notes.
 36  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND

                                      NUMBER OF       VALUE
SECURITY                               SHARES          ($)
HEALTH CARE & HOSPITAL 0.3%
-----------------------------------------------------------------
Aetna, Inc.                                 400        21,708

INFORMATION & SERVICES 1.6%
-----------------------------------------------------------------
Expedia, Inc. *                             800        25,504
Hewitt Associates, Inc., Class A *          200         7,010
IAC/InterActiveCorp *                       520        15,428
Manpower, Inc.                              300        19,305
Service Corp. International               1,400        18,060
The Shaw Group, Inc. *                      390        22,659
                                                    -------------
                                                      107,966

INSTRUMENTS 0.8%
-----------------------------------------------------------------
Honeywell International, Inc.               400        23,788
PerkinElmer, Inc.                           380        11,100
Teleflex, Inc.                              230        17,922
Tyco International Ltd.                      62         2,749
                                                    -------------
                                                       55,559
INSURANCE 10.9%
-----------------------------------------------------------------
ACE Ltd.                                  1,000        60,570
Alleghany Corp. *                           132        53,592
Allied World Assurance Holdings,
  Ltd.                                      300        15,573
American Financial Group, Inc.               35           998
American International Group, Inc.        1,300        87,945
CNA Financial Corp.                         300        11,796
Loews Corp.                               1,800        87,030
Prudential Financial, Inc.                  990        96,604
The Allstate Corp.                        1,900       108,661
The Hartford Financial Services
  Group, Inc.                             1,000        92,550
The Travelers Cos., Inc.                  2,100       105,714
XL Capital Ltd., Class A                    400        31,680
                                                    -------------
                                                      752,713

INTEGRATED OIL COMPANIES 13.5%
-----------------------------------------------------------------
Chevron Corp.                             2,110       197,454
ConocoPhillips                            3,000       263,310
Exxon Mobil Corp.                         2,900       268,424
Hess Corp.                                1,000        66,530
Marathon Oil Corp.                        2,400       136,848
                                                    -------------
                                                      932,566

IT HARDWARE 1.2%
-----------------------------------------------------------------
Fairchild Semiconductor
  International, Inc. *                     300         5,604
Integrated Device Technology, Inc.
  *                                         600         9,288
Juniper Networks, Inc. *                    580        21,234
L-3 Communications Holdings, Inc.           300        30,642
Novellus Systems, Inc. *                    180         4,907
Vishay Intertechnology, Inc. *              700         9,121
                                                    -------------
                                                       80,796
LAND & WATER TRANSPORTATION 1.3%
-----------------------------------------------------------------
CSX Corp.                                   800        34,184
Overseas Shipholding Group, Inc.            200        15,366
Ryder System, Inc.                          300        14,700

                                      NUMBER OF       VALUE
SECURITY                               SHARES          ($)
SEACOR Holdings, Inc. *                     120        11,412
Union Pacific Corp.                         100        11,306
                                                    -------------
                                                       86,968

MAINFRAME & MINICOMPUTERS 0.7%
-----------------------------------------------------------------
Sun Microsystems, Inc. *                  8,500        47,685

METAL PRODUCTS & MACHINERY 9.5%
-----------------------------------------------------------------
AGCO Corp. *                                260        13,200
Cummins, Inc.                               376        48,087
Deere & Co.                                 900       133,578
Energizer Holdings, Inc. *                  120        13,302
General Electric Co.                      5,900       244,260
Ingersoll-Rand Co., Ltd., Class A           900        49,023
Kennametal, Inc.                             70         5,879
Lennox International, Inc.                  300        10,140
SPX Corp.                                   270        24,991
Terex Corp. *                               400        35,608
The Procter & Gamble Co.                  1,200        84,408
                                                    -------------
                                                      662,476

MISCELLANEOUS FINANCE 7.4%
-----------------------------------------------------------------
Citigroup, Inc.                           3,200       149,344
JPMorgan Chase & Co.                      2,290       104,928
Merrill Lynch & Co., Inc.                 1,600       114,048
Morgan Stanley                            1,300        81,900
The Goldman Sachs Group, Inc.               300        65,022
                                                    -------------
                                                      515,242

OIL & COAL RESOURCES 3.0%
-----------------------------------------------------------------
Anadarko Petroleum Corp.                    900        48,375
Apache Corp.                              1,200       108,072
Chesapeake Energy Corp.                   1,400        49,364
Unit Corp. *                                 90         4,356
                                                    -------------
                                                      210,167

OIL DISTRIBUTION 1.0%
-----------------------------------------------------------------
Tesoro Corp.                                660        30,373
Valero Energy Corp.                         600        40,308
                                                    -------------
                                                       70,681

OIL DRILLING & SERVICES 1.1%
-----------------------------------------------------------------
ENSCO International, Inc.                   200        11,220
Helmerich & Payne, Inc.                     400        13,132
Nabors Industries Ltd. *                    300         9,231
Pride International, Inc. *                 300        10,965
Rowan Cos., Inc.                            300        10,974
Tidewater, Inc.                             300        18,852
                                                    -------------
                                                       74,374

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 1.0%
-----------------------------------------------------------------
Hewlett-Packard Co.                         820        40,828
Seagate Technology                        1,200        30,696
                                                    -------------
                                                       71,524

PUBLISHING, BROADCASTING & CINEMA 3.4%
-----------------------------------------------------------------
CBS Corp., Class B                        2,500        78,750
Gannett Co., Inc.                         1,000        43,700
Time Warner, Inc.                         6,200       113,832
                                                    -------------
                                                      236,282

See financial notes.
                                            Laudus Funds Semi-Annual Report   37

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION VALUE FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF       VALUE
SECURITY                               SHARES          ($)
RESTAURANTS, HOTELS & THEATERS 0.0%
-----------------------------------------------------------------
CBRL Group, Inc.                              4           163
RETAIL 0.5%
-----------------------------------------------------------------
Supervalu, Inc.                             800        31,208

SOAPS & COSMETICS 1.1%
-----------------------------------------------------------------
Johnson & Johnson                         1,200        78,840
SOFTWARE 3.6%
-----------------------------------------------------------------
Cadence Design Systems, Inc. *              730        16,199
Computer Sciences Corp. *                   690        38,571
Electronic Data Systems Corp.             1,500        32,760
International Business Machines
  Corp.                                     800        94,240
Symantec Corp. *                          2,500        48,450
Synopsys, Inc. *                            610        16,519
                                                    -------------
                                                      246,739

WHOLESALE 0.6%
-----------------------------------------------------------------
Arrow Electronics, Inc. *                   550        23,386
Avnet, Inc. *                               400        15,944
                                                    -------------
                                                       39,330
                                                    --------------
TOTAL COMMON STOCK (COST $5,785,257)                6,927,547
                                                    --------------

SECURITY                             FACE AMOUNT      VALUE
RATE, MATURITY DATE                      ($)           ($)
SHORT-TERM INVESTMENT 0.1% OF NET ASSETS

REPURCHASE AGREEMENT 0.1%
-----------------------------------------------------------------
Fixed Income Clearing Corp.
  dated 09/28/07, due 10/01/07 at
  4.65%, with a maturity value of
  $9,003 (fully collateralized by
  Federal Home Loan Bank with a
  value of $10,537)                       9,000         9,000
                                                    -------------
TOTAL SHORT-TERM INVESTMENT
  (COST $9,000)                                         9,000
                                                    --------------
-----------------------------------------------------------------
END OF INVESTMENTS.

At 09/30/07 the tax basis cost of the fund's investments was $5,810,028 and the unrealized appreciation and depreciation were $1,211,595 and (85,076), respectively, with a net unrealized appreciation of $1,126,519.

*  Non-income producing security.

                                                            See financial notes.
 38  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS as of September 30, 2007 (Unaudited)

                                          COST           VALUE
HOLDINGS BY CATEGORY                       ($)            ($)
-----------------------------------------------------------------
 99.4%     COMMON STOCK                783,704,524    927,688,321
  0.6%     SHORT-TERM INVESTMENT         5,218,000      5,218,000
-----------------------------------------------------------------
100.0%     TOTAL INVESTMENTS           788,922,524    932,906,321
  8.6%     COLLATERAL INVESTED FOR
           SECURITIES ON LOAN           80,320,459     80,320,459
 (8.6)%    OTHER ASSETS AND
           LIABILITIES                                (80,360,116)
-----------------------------------------------------------------
100.0%     NET ASSETS                                 932,866,664

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
COMMON STOCK 99.4% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 2.0%
-----------------------------------------------------------------
Cal-Maine Foods, Inc. (a)               36,900        931,356
Corn Products International,
  Inc. (a)                             206,600      9,476,742
Diamond Foods, Inc.                     14,541        300,417
Flowers Foods, Inc. (a)                184,492      4,021,926
Fresh Del Monte Produce, Inc.
  (a)                                    2,800         80,500
J & J Snack Foods Corp. (a)             10,871        378,528
Omega Protein Corp. *                    7,400         66,970
Penford Corp. (a)                       21,936        826,987
Seaboard Corp.                           1,200      2,352,000
Seneca Foods Corp., Class B *            1,000         27,400
Tasty Baking Co.                        22,514        227,166
                                                  ---------------
                                                   18,689,992

AIRLINES 0.7%
-----------------------------------------------------------------
Air T., Inc.                               970          9,942
Atlas Air Worldwide Holdings,
  Inc. *                                   110          5,679
Pinnacle Airlines Corp. (a)*            12,726        203,871
Republic Airways Holdings,
  Inc. (a)*                             58,174      1,231,544
SkyWest, Inc. (a)                      194,541      4,896,597
                                                  ---------------
                                                    6,347,633

AUTOS 1.1%
-----------------------------------------------------------------
Aftermarket Technology Corp. *          21,412        679,617
Autoliv, Inc.                           81,713      4,882,352
Strattec Security Corp.                  5,760        267,955
TRW Automotive Holdings Corp.
  (a)*                                 130,720      4,141,209
                                                  ---------------
                                                    9,971,133

BANKS & CREDIT INSTITUTIONS 2.0%
-----------------------------------------------------------------
1st Independence Financial
  Group, Inc.                               98          1,543
Advanta Corp., Class A                  14,550        354,584
Advanta Corp., Class B (a)              46,846      1,284,517
American National Bankshares,
  Inc.                                     300          6,666
AmeriServ Financial, Inc. (a)*           4,640         15,451
Annapolis Bancorp, Inc. *                1,800         14,220
BancFirst Corp. (a)                      4,300        192,941
Banco Latinoamericano de
  Exportaciones, S.A., Class E
  (a)                                   73,670      1,339,321

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Bar Harbor Bankshares                      717         22,227
Berkshire Hills Bancorp, Inc.
  (a)                                    2,636         79,686
Beverly Hills Bancorp, Inc.             44,368        274,638
BNCCorp, Inc. (a)*                       1,620         28,698
Bridge Capital Holdings *                3,469         77,220
Britton & Koontz Capital Corp.             946         15,183
Bryn Mawr Bank Corp.                     1,720         37,427
Camco Financial Corp. (a)                  500          6,650
Capital Bank Corp.                         703         10,545
Carolina Bank Holdings, Inc. *           1,750         19,040
Carver Bancorp, Inc.                     4,970         77,955
Cascade Financial Corp.                  8,540        130,918
Central Bancorp, Inc.                    1,000         23,000
CFS Bancorp, Inc. (a)                   12,762        179,944
Citizens Holdings Co. (a)                  700         16,100
Citizens South Banking Corp.               650          8,015
Codorus Valley Bancorp, Inc.               220          4,002
Community Bank Shares of
  Indiana, Inc.                          4,527         88,593
Community Bankshares, Inc.                 400          5,980
Community Capital Corp.                  3,496         70,479
Community Financial Corp.                1,720         15,996
Community Shores Bank Corp. *            1,470         15,464
Farmers Capital Bank Corp.                 900         25,596
Federal Agricultural Mortgage
  Corp., Class C (a)                    27,230        799,473
Fidelity Southern Corp. (a)             24,400        364,292
Financial Federal Corp. (a)             16,939        474,461
First Bancorp of Indiana, Inc.           1,455         22,189
First Bancshares, Inc.                   1,310         22,106
First BancTrust Corp.                    6,300         68,040
First Capital, Inc.                        990         16,701
First Citizens BancShares,
  Inc., Class A                          2,580        449,952
First Defiance Financial Corp.           5,420        146,340
First Federal Bancshares of
  Arkansas, Inc.                         7,300        133,481
First Federal Bankshares, Inc.           2,400         41,760
First Financial Holdings, Inc.
  (a)                                    1,698         53,114
First Financial Service Corp.              440         11,990
First Franklin Corp.                     3,251         42,669
First M&F Corp.                          6,200        109,740
First Merchants Corp. (a)                5,766        124,315
First Niagara Financial Group,
  Inc. (a)                              92,196      1,304,573
First PacTrust Bancorp, Inc.               610         15,448
First Place Financial Corp.
  (a)                                   31,502        557,585
First United Corp. (a)                   5,365        112,611
First West Virginia Bancorp,
  Inc.                                   3,300         57,420
FNB Corp. of North Carolina              6,648        106,235
FNB Corp. of Virginia                    5,596        168,384
Franklin Bank Corp. (a)*                68,613        631,240
Glen Burnie Bancorp                        480          7,483
Great Pee Dee Bancorp, Inc.                397          9,131
GS Financial Corp.                       1,850         33,689
Guaranty Federal Bancshares,
  Inc.                                   2,370         71,159
Habersham Bancorp, Inc.                  7,400        119,880
Hawthorn Bancshares, Inc.                8,042        249,302
Hercules Technology Growth
  Capital, Inc. (a)                      1,440         19,109

See financial notes.
                                            Laudus Funds Semi-Annual Report   39

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
HF Financial Corp.                       6,987        111,792
HMN Financial, Inc.                      6,237        184,802
Home Federal Bancorp                     1,618         43,282
Hopfed Bancorp, Inc.                       675         10,162
Horizon Bancorp                          3,511         91,900
Imperial Capital Bancorp, Inc.          13,780        389,285
Integra Bank Corp. (a)                  49,544        898,233
iStar Financial, Inc. (a)               19,806        673,206
Liberty Bancorp, Inc.                    2,330         25,048
LSB Financial Corp.                      4,725        114,227
MASSBANK Corp.                          10,420        385,540
Meta Financial Group, Inc.               1,340         53,399
MFB Corp.                                2,000         59,500
MidWestOne Financial Group,
  Inc.                                   9,450        171,801
Monroe Bancorp                             113          1,886
MutualFirst Financial, Inc.
  (a)                                      164          2,895
New Hampshire Thrift
  Bancshares, Inc.                       3,200         45,888
NewBridge Bancorp (a)                   20,032        254,406
Northeast Bancorp                        1,100         19,492
Northrim BanCorp, Inc.                   1,907         47,479
Northway Financial, Inc.                 2,898         55,787
Norwood Financial Corp.                    160          4,980
PAB Bankshares, Inc.                     2,510         41,591
Pacific Premier Bancorp, Inc.
  *                                        757          8,002
Park Bancorp, Inc.                       1,095         33,617
Parkvale Financial Corp.                 9,812        284,548
Peoples Bancorp                            810         13,770
Peoples Bancorp of North
  Carolina                              15,363        271,925
Peoples Bancorp, Inc. (a)               12,984        339,921
Peoples Community Bancorp,
  Inc.                                   1,155         19,901
Pinnacle Bancshares, Inc.                1,600         23,200
Premier Financial Bancorp,
  Inc.                                     200          2,960
Provident Financial Holdings,
  Inc.                                  12,970        288,842
Republic First Bancorp, Inc.
  (a)*                                  20,435        162,867
Shore Financial Corp.                      200          2,585
Simmons First National Corp.,
  Class A (a)                            8,460        222,836
Southern Missouri Bancorp,
  Inc.                                     100          1,495
Southwest Bancorp, Inc. (a)             39,571        744,726
Team Financial, Inc.                     2,330         36,395
Teche Holding Co.                        1,000         41,000
TF Financial Corp.                       2,770         76,743
The Washington Savings Bank,
  F.S.B                                  4,350         30,450
United Bancshares, Inc.                  1,140         16,866
United Community Financial
  Corp. (a)                             41,942        302,821
United Security Bancshares,
  Inc. (a)                                 502         11,832
United Western Bancorp, Inc.             4,530         95,764
Vineyard National Bancorp Co.
  (a)                                    3,102         51,865
Wainwright Bank & Trust Co.              5,269         67,443
Wayne Savings Bancshares, Inc.             941         11,565
WSFS Financial Corp.                    15,751        982,862
WVS Financial Corp. (a)                  1,900         31,350
                                                  ---------------
                                                   18,651,203

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)

BASIC MINERALS & METALS 2.5%
-----------------------------------------------------------------
A.M. Castle & Co. (a)                    4,840        157,784
AK Steel Holding Corp. (a)*             60,900      2,676,555
Allegheny Technologies, Inc.
  (a)                                   36,410      4,003,279
Cleveland-Cliffs, Inc. (a)                 360         31,669
Commercial Metals Co.                   44,855      1,419,661
CommScope, Inc. (a)*                     1,250         62,800
Friedman Industries, Inc.               12,690        112,307
Harsco Corp.                            71,092      4,213,623
Mueller Industries, Inc. (a)               130          4,698
Northwest Pipe Co. (a)*                 12,600        476,532
OM Group, Inc. *                        20,520      1,083,661
Reliance Steel & Aluminum Co.
  (a)                                  105,580      5,969,493
Steel Dynamics, Inc. (a)                53,716      2,508,537
Superior Essex, Inc. *                  15,567        580,338
                                                  ---------------
                                                   23,300,937

BEER, LIQUOR, & TOBACCO 0.1%
-----------------------------------------------------------------
The Boston Beer Co., Inc.,
  Class A (a)*                          26,600      1,294,356

BIOTECHNOLOGY 0.0%
-----------------------------------------------------------------
Harvard Bioscience, Inc. (a)*           79,450        357,525
Invitrogen Corp. (a)*                    1,020         83,365
                                                  ---------------
                                                      440,890

CELLULAR & WIRELESS 0.9%
-----------------------------------------------------------------
NII Holdings, Inc. (a)*                 88,200      7,245,630
USA Mobility, Inc. (a)*                 66,592      1,123,407
                                                  ---------------
                                                    8,369,037

CHEMICALS & RUBBER 5.0%
-----------------------------------------------------------------
A. Schulman, Inc. (a)                   24,933        491,928
American Pacific Corp. *                 6,759        105,576
Arch Chemicals, Inc.                    34,540      1,619,235
Celanese Corp., Series A                27,690      1,079,356
CF Industries Holdings, Inc.
  (a)                                  142,986     10,854,067
Ferro Corp.                              6,080        121,478
FMC Corp. (a)                          254,304     13,228,894
Innospec, Inc. (a)                      38,564        878,488
LSB Industries, Inc. (a)*               39,420        932,283
Nalco Holding Co. (a)                   15,000        444,750
Rockwood Holdings, Inc. (a)*            96,603      3,461,286
Stepan Co.                              20,720        640,455
Terra Industries, Inc. (a)*            255,041      7,972,582
The Scotts Miracle-Gro Co.,
  Class A (a)                          115,264      4,927,536
                                                  ---------------
                                                   46,757,914

COMMERCIAL AIRCRAFT & COMPONENTS 0.4%
-----------------------------------------------------------------
Ducommun, Inc. *                         7,662        247,483
Triumph Group, Inc. (a)                 47,712      3,898,547
                                                  ---------------
                                                    4,146,030

COMMUNICATIONS UTILITIES 1.8%
-----------------------------------------------------------------
Atlantic Tele-Network, Inc.
  (a)                                    4,505        163,757
CenturyTel, Inc.                       208,273      9,626,378
D&E Communications, Inc.                38,728        550,712
GeoEye, Inc. (a)*                       29,366        756,174
Golden Telecom, Inc. (a)                16,570      1,333,719

                                                            See financial notes.
 40  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG U.S. DISCOVERY FUND

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
HickoryTech Corp.                        4,874         47,229
Hungarian Telephone & Cable
  Corp. (a)*                               490          9,633
Mediacom Communications Corp.,
  Class A (a)*                         173,991      1,226,637
PAETEC Holding Corp. (a)*               99,468      1,240,366
Playboy Enterprises, Inc.,
  Class B (a)*                           4,070         43,712
Premiere Global Services, Inc.
  (a)*                                  94,195      1,191,567
RCN Corp. (a)*                          24,326        299,210
SumTotal Systems, Inc. (a)*             66,548        389,971
                                                  ---------------
                                                   16,879,065

CONSTRUCTION & HOMEBUILDING 1.7%
-----------------------------------------------------------------
Comfort Systems USA, Inc. (a)          118,521      1,682,998
EMCOR Group, Inc. (a)*                 164,400      5,155,584
Granite Construction, Inc. (a)          98,590      5,227,242
Meadow Valley Corp. *                   10,889        129,579
Perini Corp. (a)*                       68,490      3,830,646
Quanta Services, Inc. (a)*               2,530         66,918
                                                  ---------------
                                                   16,092,967

CONSTRUCTION MATERIALS 1.8%
-----------------------------------------------------------------
Ameron International Corp. (a)           4,430        468,561
Apogee Enterprises, Inc. (a)             2,400         62,256
Compass Minerals
  International, Inc. (a)                8,180        278,447
Continental Materials Corp. *              300          8,580
Martin Marietta Materials,
  Inc. (a)                                 460         61,433
MDU Resources Group, Inc. (a)          338,257      9,417,075
Oil-Dri Corp. of America                18,400        338,560
Owens-Illinois, Inc. (a)*              143,169      5,934,355
Rock of Ages Corp. *                    17,157        104,486
United States Lime & Minerals,
  Inc. *                                 4,664        166,832
                                                  ---------------
                                                   16,840,585

CONSUMER DURABLES 0.4%
-----------------------------------------------------------------
Hasbro, Inc. (a)                        58,305      1,625,543
Syntax-Brillian Corp. (a)*             164,919        671,220
Universal Electronics, Inc.
  (a)*                                  44,109      1,433,543
                                                  ---------------
                                                    3,730,306

DRUGS & PHARMACEUTICALS 1.4%
-----------------------------------------------------------------
Cambrex Corp. (a)                       17,830        194,169
E-Z-EM, Inc. *                           1,360         22,141
Geopharma, Inc. (a)*                     6,680         22,378
King Pharmaceuticals, Inc.
  (a)*                                 632,782      7,416,205
Natural Alternative
  International, Inc. *                 16,941        106,389
NBTY, Inc. *                                50          2,030
Nutraceutical International
  Corp. *                               10,470        159,249
Pain Therapeutics, Inc. (a)*             3,370         31,509
Perrigo Co.                            129,629      2,767,579
Replidyne, Inc. (a)*                    65,060        420,288
Salix Pharmaceuticals Ltd.
  (a)*                                   7,720         95,882
Schiff Nutrition
  International, Inc.                   16,960        101,590

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Sciele Pharma, Inc. (a)*                72,507      1,886,632
Theragenics Corp. (a)*                  41,540        186,515
                                                  ---------------
                                                   13,412,556

ELECTRIC UTILITIES 3.4%
-----------------------------------------------------------------
Alliant Energy Corp.                   211,023      8,086,401
CH Energy Group, Inc. (a)                5,376        256,973
Cleco Corp.                              5,687        143,711
Maine & Maritimes Corp. *                2,573         72,867
Northeast Utilities (a)                307,247      8,778,047
Pepco Holdings, Inc.                   232,550      6,297,454
Portland General Electric Co.
  (a)                                   10,529        292,706
Puget Energy, Inc. (a)                  26,570        650,168
Unisource Energy Corp. (a)              46,280      1,383,309
Unitil Corp.                             2,580         76,110
Westar Energy, Inc. (a)                216,933      5,327,875
                                                  ---------------
                                                   31,365,621

FINANCIAL INVESTMENTS 0.4%
-----------------------------------------------------------------
Aaron Rents, Inc. (a)                   11,370        253,551
Brooke Corp.                               410          4,055
California First National
  Bancorp                                7,698         99,997
CEVA, Inc. *                            50,470        453,725
Compass Diversified Trust (a)           27,172        436,382
MVC Capital, Inc.                       63,242      1,171,874
Patriot Capital Funding, Inc.
  (a)                                    4,665         62,371
PICO Holdings, Inc. (a)*                21,039        874,171
SRS Labs, Inc. *                        20,944        153,520
Willis Lease Finance Corp. *            21,670        321,583
                                                  ---------------
                                                    3,831,229

FOREST PRODUCTS & PAPER 1.3%
-----------------------------------------------------------------
Buckeye Technologies, Inc.
  (a)*                                 104,081      1,575,786
CSS Industries, Inc. (a)                14,280        513,652
Greif, Inc., Class A (a)                51,194      3,106,452
Nashua Corp. *                           7,734         85,848
Packaging Corp. of America (a)         186,191      5,412,572
Rock-Tenn Co., Class A (a)               7,180        207,502
Schweitzer-Mauduit
  International, Inc. (a)               31,513        734,253
                                                  ---------------
                                                   11,636,065

FURNITURE & HOUSEHOLD ITEMS 2.5%
-----------------------------------------------------------------
A.T. Cross Co., Class A *               28,454        314,417
Acuity Brands, Inc.                     56,600      2,857,168
AEP Industries, Inc. (a)*               16,945        717,451
AZZ, Inc. (a)*                           4,975        173,926
Blyth, Inc. (a)                         68,340      1,397,553
Callaway Golf Co. (a)                  101,946      1,632,156
Channell Commercial Corp. *              1,670          6,480
Chase Corp.                              2,700         50,220
Communications Systems, Inc.            15,080        158,340
Constar International, Inc.
  (a)*                                  31,400        145,068
Ethan Allen Interiors, Inc.
  (a)                                  108,529      3,547,813
Flexsteel Industries, Inc.              17,600        246,400
GameTech International, Inc.
  (a)*                                  33,686        262,414
Hillenbrand Industries, Inc.             4,600        253,092
Hooker Furniture Corp.                     160          3,203
JAKKS Pacific, Inc. (a)*                71,809      1,918,018

See financial notes.
                                            Laudus Funds Semi-Annual Report   41

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
La-Z-boy, Inc. (a)                      52,782        389,531
Movado Group, Inc.                      61,330      1,957,654
National Presto Industries,
  Inc. (a)                              13,510        716,030
Preformed Line Products Co.
  (a)                                    4,200        218,484
RC2 Corp. (a)*                          34,726        961,563
Spartech Corp. (a)                      27,860        475,292
Steelcase, Inc., Class A (a)           235,887      4,241,248
The Genlyte Group, Inc. (a)*             1,824        117,210
Tredegar Corp. (a)                      39,620        683,445
UFP Technologies, Inc. *                 2,270         11,668
Virco Manufacturing Corp. (a)*          14,215        110,166
                                                  ---------------
                                                   23,566,010

GAS & OTHER PUBLIC UTILITIES 0.6%
-----------------------------------------------------------------
AGL Resources, Inc.                      4,200        166,404
American States Water Co. (a)            3,780        147,420
Artesian Resources Corp.,
  Class A                                5,942        112,898
Chesapeake Utilities Corp. (a)             210          7,138
Delta Natural Gas Co., Inc.              6,413        157,824
Energy West, Inc.                          210          2,921
Florida Public Utilities Co.             8,640        101,952
New Jersey Resources Corp. (a)          52,671      2,611,955
RGC Resources, Inc.                      3,037         81,057
SJW Corp. (a)                           15,242        520,362
Waste Industries USA, Inc.              24,567        703,108
WGL Holdings, Inc. (a)                  18,750        635,437
                                                  ---------------
                                                    5,248,476

GOVERNMENT AIRCRAFT & DEFENSE 0.2%
-----------------------------------------------------------------
Alliant Techsystems, Inc. (a)*           8,140        889,702
Cubic Corp. (a)                          6,824        287,768
Herley Industries, Inc. *               37,400        559,504
                                                  ---------------
                                                    1,736,974

HEALTH CARE & HOSPITAL 1.0%
-----------------------------------------------------------------
Amedisys, Inc. (a)*                     71,990      2,765,856
American Shared Hospital
  Services                              13,430         52,780
Apria Healthcare Group, Inc.
  (a)*                                   5,530        143,835
Gentiva Health Services, Inc.
  (a)*                                  75,234      1,445,245
Hanger Orthopedic Group, Inc.
  *                                     54,190        613,973
IntegraMed America, Inc. *              10,530        130,046
MedCath Corp. (a)*                      28,981        795,818
National Dentex Corp. *                  2,600         41,561
National Healthcare Corp. (a)           19,244        988,949
RehabCare Group, Inc. (a)*              51,698        909,368
Res-Care, Inc. *                        67,585      1,543,641
                                                  ---------------
                                                    9,431,072

INFORMATION & SERVICES 5.6%
-----------------------------------------------------------------
Albany Molecular Research,
  Inc. (a)*                              2,340         35,334
Bioanalytical Systems, Inc. *            1,010          7,272
Carriage Services, Inc. (a)*             8,870         72,468
CDI Corp. (a)                           38,539      1,074,467
Convergys Corp. *                       92,740      1,609,966
Deluxe Corp. (a)                        28,421      1,047,030

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Ecology & Environment, Inc.,
  Class A                                4,252         49,748
Exponent, Inc. *                        49,520      1,242,457
Furmanite Corp. (a)*                    17,400        158,340
GP Strategies Corp. *                   38,690        429,459
Grubb & Ellis Co. (a)*                   4,990         46,407
Heidrick & Struggles
  International, Inc. (a)*              14,277        520,397
Hewitt Associates, Inc., Class
  A *                                   23,010        806,501
Kelly Services, Inc., Class A
  (a)                                   69,460      1,376,003
Kendle International, Inc. *            37,621      1,562,400
Layne Christensen Co. (a)*              27,725      1,538,183
Metal Management, Inc.                  86,840      4,706,728
Michael Baker Corp. (a)*                19,360        948,834
Monro Muffler Brake, Inc. (a)           27,365        924,663
MPS Group, Inc. (a)*                   191,574      2,136,050
National Medical Health Card
  Systems, Inc. (a)*                    13,960        133,597
National Technical Systems,
  Inc. *                                14,483         96,891
Nobel Learning Communities,
  Inc. *                                16,300        243,685
PAREXEL International Corp.
  (a)*                                  82,787      3,416,620
RCM Technologies, Inc. *                28,827        188,817
Schnitzer Steel Industries,
  Inc., Class A (a)                     63,781      4,674,510
Security National Financial
  Corp., Class A *                       1,515          6,742
Service Corp. International
  (a)                                  166,230      2,144,367
Sotheby's (a)                              400         19,116
Spherion Corp. (a)*                    157,600      1,301,776
SRI/Surgical Express, Inc. *             8,659         55,504
Stewart Enterprises, Inc.,
  Class A (a)                          327,992      2,499,299
TeleTech Holdings, Inc. (a)*           106,195      2,539,122
The Dun & Bradstreet Corp. (a)          55,770      5,499,480
TNS, Inc. (a)                           25,400        407,924
Traffix, Inc.                           36,761        243,725
URS Corp. (a)*                         134,243      7,578,017
Viad Corp. (a)                          13,710        493,560
VSE Corp.                                  130          6,146
Westaff, Inc. *                         38,492        159,742
ZipRealty, Inc. (a)*                    37,660        240,271
                                                  ---------------
                                                   52,241,618

INSTRUMENTS 5.6%
-----------------------------------------------------------------
Align Technology, Inc. (a)*              9,518        241,091
Allied Healthcare Products,
  Inc. *                                19,700        133,172
Angeion Corp. (a)*                      10,614         77,907
Astro-Med, Inc.                          8,726         88,482
Atrion Corp.                             1,116        139,500
Bio-Rad Laboratories, Inc.,
  Class A *                             11,950      1,081,475
Bruker BioSciences Corp. (a)*           62,386        548,997
Cardiac Science Corp. *                 59,815        602,935
Coherent, Inc. (a)*                     41,875      1,343,350
CONMED Corp. *                          25,600        716,544
CPI International, Inc. (a)*             2,220         42,202
Datascope Corp. (a)                     33,635      1,137,199

                                                            See financial notes.
 42  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG U.S. DISCOVERY FUND

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Edac Technologies Corp. *                9,184         71,176
Esterline Technologies Corp.
  (a)*                                   7,530        429,587
FARO Technologies, Inc. (a)*            43,900      1,938,185
FEI Co. (a)*                            68,969      2,167,696
Hurco Cos., Inc. (a)*                   16,570        895,774
II-VI, Inc. (a)*                        13,701        473,096
Immucor, Inc. (a)*                     138,273      4,943,260
IntriCon Corp. *                         5,430         50,499
ION Geophysical Corp. (a)*             143,980      1,991,243
K-Tron International, Inc. *             2,730        259,350
Kewaunee Scientific Corp.                1,077         18,955
Mesa Laboratories, Inc.                  2,568         53,671
Mettler-Toledo International,
  Inc. *                                 6,864        700,128
MOCON, Inc.                              3,253         38,060
O.I. Corp.                               4,685         60,319
Orthofix International N.V.
  (a)*                                  46,100      2,257,517
OSI Systems, Inc. (a)*                  27,651        622,424
Osteotech, Inc. (a)*                     4,449         33,456
Perceptron, Inc. *                      10,452        150,509
PerkinElmer, Inc.                      279,908      8,176,113
Schmitt Industries, Inc. *               1,892         13,528
Span-America Medical Systems,
  Inc. (a)                               7,600        142,880
STERIS Corp. (a)                       130,985      3,579,820
Teleflex, Inc.                         128,880     10,042,330
Tollgrade Communications, Inc.
  (a)*                                  30,331        306,950
Trimble Navigation Ltd. *               42,930      1,683,285
Varian, Inc. *                          35,430      2,253,702
Vicon Industries, Inc. *                 8,230         96,126
Vital Signs, Inc. (a)                    8,274        431,406
Waters Corp. (a)*                        4,030        269,688
Zoll Medical Corp. (a)*                 60,998      1,581,068
Zygo Corp. (a)*                         51,155        666,550
                                                  ---------------
                                                   52,551,205

INSURANCE 8.9%
-----------------------------------------------------------------
Alleghany Corp. (a)*                    10,645      4,321,870
Allied World Assurance
  Holdings Ltd.                         64,013      3,322,915
American Financial Group, Inc.
  (a)                                  263,059      7,502,443
American National Insurance
  Co. (a)                               15,033      1,977,591
American Safety Insurance
  Holdings Ltd. *                       25,300        501,446
Arch Capital Group Ltd. (a)*           119,186      8,868,630
Aspen Insurance Holdings Ltd.
  (a)                                  210,359      5,871,120
Baldwin & Lyons, Inc., Class B
  (a)                                    4,275        116,750
Delphi Financial Group, Inc.,
  Class A                               17,699        715,394
Endurance Specialty Holdings
  Ltd. (a)                             182,800      7,595,340
FBL Financial Group, Inc.,
  Class A                                1,300         51,337
Harleysville Group, Inc. (a)             4,070        130,159
HCC Insurance Holdings, Inc.
  (a)                                   35,530      1,017,579

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Horace Mann Educators Corp.
  (a)                                   95,300      1,878,363
Kansas City Life Insurance Co.           7,343        323,679
Max Capital Group Ltd. (a)             167,782      4,704,607
Meadowbrook Insurance Group,
  Inc. (a)*                             16,374        147,530
National Western Life
  Insurance Co., Class A (a)             3,418        874,871
NYMAGIC, Inc.                           16,660        463,315
Odyssey Re Holdings Corp. (a)            3,390        125,803
PartnerRe Ltd. (a)                     109,440      8,644,666
Platinum Underwriters Holdings
  Ltd. (a)                             179,800      6,465,608
Presidential Life Corp. (a)             24,513        415,740
ProCentury Corp.                        28,385        415,273
RAM Holdings Ltd. *                     24,027        223,451
Reinsurance Group of America,
  Inc. (a)                              96,640      5,478,522
RenaissanceRe Holdings Ltd.
  (a)                                  101,076      6,611,381
SCPIE Holdings, Inc. (a)*               10,630        236,517
The Midland Co. (a)                      5,465        300,356
The National Security Group,
  Inc.                                     510          9,106
Unico American Corp. *                  11,830        136,637
United America Indemnity Ltd.,
  Class A *                             26,483        569,649
Universal Insurance Holdings,
  Inc. (a)                              42,246        301,636
Wesco Financial Corp.                    2,220        883,560
Yadkin Valley Financial Corp.              195          3,124
Zenith National Insurance
  Corp. (a)                             46,485      2,086,712
                                                  ---------------
                                                   83,292,680

IT HARDWARE 6.1%
-----------------------------------------------------------------
AMIS Holdings, Inc. (a)*               157,182      1,526,237
Amtech Systems, Inc. (a)*                5,260         67,538
ANADIGICS, Inc. (a)*                   106,968      1,933,981
Avici Systems, Inc. (a)                 34,594        368,772
Aviza Technology, Inc. (a)*             51,900        178,017
Avocent Corp. *                            380         11,066
AVX Corp. (a)                           98,800      1,590,680
Cirrus Logic, Inc. (a)*                 54,411        348,230
CTS Corp. (a)                          100,155      1,292,000
Digi International, Inc. (a)*           69,546        990,335
EMS Technologies, Inc. (a)*             39,105        959,246
Emulex Corp. (a)*                      188,309      3,609,884
Espey Manufacturing &
  Electronics Corp.                      3,600         77,220
Exar Corp. (a)*                         70,469        920,325
Gilat Satellite Networks Ltd.
  *                                     93,765        956,403
Globecomm Systems, Inc. *               33,424        443,202
Harmonic, Inc. (a)*                    219,315      2,326,932
Imation Corp. (a)                       54,743      1,342,846
Integrated Device Technology,
  Inc. (a)*                            129,170      1,999,552
KEMET Corp. (a)*                       135,650        997,028
Loral Space & Communications,
  Inc. *                                 9,052        359,817
Mattson Technology, Inc. (a)*           14,500        125,425
Methode Electronics, Inc. (a)           23,098        347,625
MKS Instruments, Inc. (a)*             126,367      2,403,500

See financial notes.
                                            Laudus Funds Semi-Annual Report   43

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Nortech Systems, Inc. (a)*               3,328         23,978
Novellus Systems, Inc. *                 1,370         37,346
ON Semiconductor Corp. (a)*             28,827        362,067
Oplink Communications, Inc.
  (a)*                                  68,823        940,122
Optical Cable Corp. *                    4,573         21,722
Orbital Sciences Corp. (a)*            131,422      2,922,825
PC-Tel, Inc. *                          56,170        426,330
Pericom Semiconductor Corp.
  (a)*                                  65,316        765,504
Polycom, Inc. *                         22,931        615,927
Rudolph Technologies, Inc.
  (a)*                                  56,543        781,990
Skyworks Solutions, Inc. (a)*          454,433      4,108,074
SonicWALL, Inc. (a)*                   202,447      1,767,362
Spectrum Control, Inc. *                35,600        515,844
Standard Microsystems Corp.
  (a)*                                  34,173      1,312,927
Super Micro Computer, Inc.
  (a)*                                   1,040         10,150
Symmetricom, Inc. (a)*                 132,060        620,682
Technitrol, Inc.                       152,370      4,106,371
Teledyne Technologies, Inc.
  (a)*                                  47,791      2,551,561
TriQuint Semiconductor, Inc.
  (a)*                                   3,380         16,596
ViaSat, Inc. (a)*                        1,060         32,680
Vishay Intertechnology, Inc.
  (a)*                                 513,840      6,695,335
White Electronic Designs Corp.
  *                                      2,198         11,474
Zoran Corp. (a)*                       136,910      2,765,582
                                                  ---------------
                                                   56,588,310

LAND & WATER TRANSPORTATION 1.6%
-----------------------------------------------------------------
B & H Ocean Carriers Ltd. *              6,710        113,600
Dynamex, Inc. (a)*                      14,933        382,583
GulfMark Offshore, Inc. (a)*            31,295      1,522,815
Hornbeck Offshore Services,
  Inc. (a)*                             60,675      2,226,773
Hub Group, Inc., Class A *              90,053      2,704,292
International Shipholding
  Corp. (a)*                             2,100         43,617
SEACOR Holdings, Inc. (a)*              62,428      5,936,903
Trico Marine Services, Inc.
  (a)*                                  31,144        928,091
Werner Enterprises, Inc. (a)            67,702      1,161,089
                                                  ---------------
                                                   15,019,763

MAINFRAME & MINICOMPUTERS 0.2%
-----------------------------------------------------------------
Omnicell, Inc. (a)*                     63,800      1,820,852

METAL PRODUCTS & MACHINERY 7.1%
-----------------------------------------------------------------
AGCO Corp. (a)*                        173,373      8,802,147
Allied Motion Technologies,
  Inc. *                                12,051         60,496
Astec Industries, Inc. (a)*             52,700      3,027,615
Baldor Electric Co. (a)                  2,800        111,860
Barnes Group, Inc.                      18,654        595,436
Bonso Electronic
  International, Inc. *                  8,661         21,912
Chicago Rivet & Machine Co.              1,490         34,270
CIRCOR International, Inc. (a)          11,510        522,669
CompX International, Inc. (a)            5,800        113,564
Eastern Co.                             13,940        312,953
Electro Scientific Industries,
  Inc. (a)*                             54,437      1,304,311

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
EnPro Industries, Inc. (a)*             64,300      2,610,580
Evans & Sutherland Computer
  Corp. *                                6,153         12,798
Federal Signal Corp. (a)                 6,554        100,669
Gardner Denver, Inc. *                  40,940      1,596,660
Gehl Co. (a)*                            3,220         71,903
Gerber Scientific, Inc. (a)*            69,190        750,712
Goodman Global, Inc. *                  17,150        409,542
Hardinge, Inc.                          22,841        795,552
Hawk Corp., Class A *                   11,090        153,818
Kadant, Inc. *                          50,900      1,425,200
Kennametal, Inc.                        51,051      4,287,263
Key Technology, Inc. *                   1,908         57,431
Lennox International, Inc. (a)           2,520         85,176
Lincoln Electric Holdings,
  Inc.                                  16,908      1,312,230
Lydall, Inc. (a)*                       41,980        389,574
Material Sciences Corp. (a)*            38,352        407,298
MFRI, Inc. (a)*                          6,506        116,067
MTS Medication Technologies,
  Inc. *                                 1,000         12,150
NN, Inc.                                 6,761         66,325
North American Galvanizing &
  Coatings, Inc. *                      31,743        241,247
P & F Industries, Inc., Class
  A *                                    4,690         53,372
Powell Industries, Inc. (a)*             8,662        328,203
Q.E.P. Co., Inc. (a)*                    4,719         60,498
Regal-Beloit Corp. (a)                  76,330      3,655,444
Robbins & Myers, Inc. (a)               39,480      2,261,809
Rofin-Sinar Technologies, Inc.
  (a)*                                     720         50,551
Servotronics, Inc. *                       980         16,170
SL Industries, Inc. *                   10,980        250,234
SPX Corp.                              126,707     11,728,000
Standard Motor Products, Inc.
  (a)                                   20,050        188,470
Standex International Corp.
  (a)                                   16,880        349,078
Tech/Ops Sevcon, Inc.                    6,860         59,682
Tennant Co. (a)                         16,390        798,193
The L.S. Starrett Co., Class A          16,050        310,568
The Manitowoc Co., Inc.                 28,758      1,273,404
The Middleby Corp. (a)*                 22,538      1,454,603
The Timken Co.                           7,070        262,651
Twin Disc, Inc.                          3,360        195,552
Varian Semiconductor Equipment
  Associates, Inc. (a)*                190,864     10,215,041
Velcro Industries N.V. (a)              17,743        317,600
Watts Water Technologies,
  Inc., Class A (a)                     23,602        724,581
Woodward Governor Co. (a)               26,610      1,660,464
                                                  ---------------
                                                   66,023,596

MISCELLANEOUS FINANCE 1.1%
-----------------------------------------------------------------
American Physicians Service
  Group, Inc.                            7,700        141,680
Eaton Vance Corp. (a)                      380         15,185
Greenhill & Co., Inc. (a)                1,080         65,934
Knight Capital Group, Inc.,
  Class A (a)*                         348,063      4,162,833
Raymond James Financial, Inc.          134,682      4,424,304

                                                            See financial notes.
 44  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG U.S. DISCOVERY FUND

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
SWS Group, Inc.                         48,729        862,016
Value Line, Inc. (a)                     2,407        118,593
                                                  ---------------
                                                    9,790,545

OIL & COAL RESOURCES 1.9%
-----------------------------------------------------------------
ATP Oil & Gas Corp. *                   59,690      2,807,221
EXCO Resources, Inc. (a)*              102,554      1,696,243
Forest Oil Corp. *                      31,200      1,342,848
Mariner Energy, Inc. (a)*              226,770      4,696,407
Penn Virginia Corp. (a)                 76,103      3,347,010
Petroleum Development Corp. *              440         19,514
Rosetta Resources, Inc. (a)*           134,772      2,471,718
Unit Corp. (a)*                         32,192      1,558,093
                                                  ---------------
                                                   17,939,054

OIL DISTRIBUTION 0.7%
-----------------------------------------------------------------
Adams Resources & Energy, Inc.             963         26,820
Holly Corp.                             66,907      4,003,046
Western Refining, Inc. (a)              69,030      2,801,237
                                                  ---------------
                                                    6,831,103

OIL DRILLING & SERVICES 4.5%
-----------------------------------------------------------------
Atwood Oceanics, Inc. (a)*              84,700      6,484,632
Complete Production Services,
  Inc. (a)*                            122,680      2,512,486
Dawson Geophysical Co. (a)*                300         23,253
Global Industries Ltd. *                15,370        395,931
Helmerich & Payne, Inc.                 61,679      2,024,922
Lufkin Industries, Inc. (a)             29,340      1,614,287
Oil States International, Inc.
  (a)*                                  73,093      3,530,392
Pride International, Inc. *             89,216      3,260,845
Rowan Cos., Inc.                        93,241      3,410,756
Superior Energy Services, Inc.
  (a)*                                 165,100      5,851,144
T-3 Energy Services, Inc *              16,089        686,035
Tidewater, Inc. (a)                    181,780     11,423,055
Union Drilling, Inc. (a)*                2,200         32,076
W-H Energy Services, Inc. (a)*          11,620        856,975
                                                  ---------------
                                                   42,106,789

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.4%
-----------------------------------------------------------------
Baldwin Technology Co., Inc.,
  Class A (a)*                          43,210        216,482
Brocade Communications
  Systems, Inc. (a)*                   104,756        896,711
Concord Camera Corp. *                   8,838         27,044
Diebold, Inc.                           43,406      1,971,501
Electronics for Imaging, Inc.
  (a)*                                  14,119        379,236
Iomega Corp. (a)*                       14,086         73,811
Key Tronic Corp. (a)*                      509          2,357
Printronix, Inc.                           680          9,214
VASCO Data Security
  International, Inc. (a)*                 346         12,217
                                                  ---------------
                                                    3,588,573

PUBLISHING, BROADCASTING & CINEMA 0.7%
-----------------------------------------------------------------
Alloy, Inc. *                           17,673        165,949
American Greetings Corp.,
  Class A (a)                           44,132      1,165,085
Bowne & Co., Inc. (a)                   78,960      1,315,474

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Champion Industries, Inc.               12,013         72,198
DG Fastchannel, Inc. *                   2,502         58,997
DreamWorks Animation SKG,
  Inc., Class A (a)*                     9,200        307,464
Franklin Covey Co. *                    53,390        405,764
Meredith Corp.                           4,240        242,952
Scholastic Corp. (a)*                   80,414      2,803,232
Triple Crown Media, Inc. *               4,753         29,326
Tufco Technologies, Inc. *               2,242         16,815
                                                  ---------------
                                                    6,583,256

REAL ESTATE DEVELOPMENT 0.2%
-----------------------------------------------------------------
Avatar Holdings, Inc. (a)*              16,500        823,845
Griffin Land & Nurseries, Inc.
  *                                      3,320        121,246
ILX Resorts, Inc.                        8,290         79,998
J.W. Mays, Inc. *                          500         11,588
Jones Lang LaSalle, Inc. (a)             6,467        664,549
Reis, Inc. *                            15,900        116,865
Servidyne, Inc.                          1,490          9,685
United Capital Corp. (a)*                8,880        235,320
                                                  ---------------
                                                    2,063,096

REAL ESTATE INVESTMENT TRUSTS 3.9%
-----------------------------------------------------------------
Ashford Hospitality Trust (a)          180,881      1,817,854
Colonial Properties Trust                  470         16,121
DiamondRock Hospitality Co.
  (a)                                  124,747      2,171,845
Douglas Emmett, Inc. (a)               199,208      4,926,414
Extra Space Storage, Inc. (a)          193,631      2,979,981
FelCor Lodging Trust, Inc. (a)             940         18,734
Gladstone Commercial Corp.               2,710         50,677
Hersha Hospitality Trust (a)           109,602      1,085,060
Investors Real Estate Trust
  (a)                                    3,237         34,960
Lexington Realty Trust (a)             139,180      2,784,992
LTC Properties, Inc. (a)                68,100      1,611,927
Medical Properties Trust, Inc.
  (a)                                  136,690      1,820,711
MHI Hospitality Corp.                      510          4,845
Mission West Properties, Inc.
  (a)                                   58,587        711,832
Monmouth Real Estate
  Investment Corp., Class A             58,385        491,602
National Retail Properties,
  Inc.                                 136,288      3,322,701
One Liberty Properties, Inc.            26,650        518,342
Ramco-Gershenson Properties
  Trust                                 49,760      1,554,502
Strategic Hotels & Resorts,
  Inc. (a)                             204,986      4,220,662
Sunstone Hotel Investors, Inc.
  (a)                                  190,643      4,888,086
Supertel Hospitality, Inc.              29,309        220,990
Urstadt Biddle Properties,
  Inc., Class A (a)                      7,330        113,395
Winthrop Realty Trust                  145,531        979,424
                                                  ---------------
                                                   36,345,657

RESTAURANTS, HOTELS & THEATERS 3.0%
-----------------------------------------------------------------
Analogic Corp. (a)                      28,288      1,803,643
Ark Restaurants Corp. (a)                  410         15,061
Avalon Holdings Corp., Class A
  *                                      3,260         22,983
Bob Evans Farms, Inc. (a)               34,884      1,052,799
Brinker International, Inc.
  (a)                                  135,899      3,729,069

See financial notes.
                                            Laudus Funds Semi-Annual Report   45

LAUDUS ROSENBERG U.S. DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Burger King Holdings, Inc. (a)         136,920      3,490,091
Canterbury Park Holding Corp.               40            488
CBRL Group, Inc. (a)                   109,064      4,449,811
CKE Restaurants, Inc. (a)               60,959        988,145
Flanigan's Enterprises, Inc. *           1,831         16,113
Frisch's Restaurants, Inc.               4,660        134,907
Gaylord Entertainment Co. *              2,040        108,569
Interstate Hotels & Resorts,
  Inc. *                                   182            828
J. Alexander's Corp.                    11,170        146,439
Jack In the Box, Inc. *                 41,287      2,677,049
Lodgian, Inc. (a)*                       8,970        105,846
Mexican Restaurants, Inc. *              7,854         58,434
Morton's Restaurant Group,
  Inc. (a)*                              1,145         18,206
Nathan's Famous, Inc. *                  5,324         87,846
Red Lion Hotels Corp. *                 47,660        490,898
Regal Entertainment Group,
  Class A (a)                           38,530        845,733
Rubio's Restaurants, Inc. (a)*           8,220         81,789
Silverleaf Resorts, Inc. (a)*           96,107        508,406
Speedway Motorsports, Inc.              35,510      1,313,870
Star Buffet, Inc.                        3,900         28,236
The Marcus Corp. (a)                    43,460        834,432
Vail Resorts, Inc. (a)*                 64,440      4,013,968
WMS Industries, Inc. (a)*               25,285        836,933
                                                  ---------------
                                                   27,860,592

RETAIL 4.7%
-----------------------------------------------------------------
1-800-FLOWERS.COM, Inc., Class
  A (a)*                                80,900        937,631
Arden Group, Inc., Class A (a)             220         30,697
Big Lots, Inc. (a)*                    339,606     10,133,843
Books-A-Million, Inc. (a)               43,500        575,505
Cabela's, Inc. (a)*                    117,100      2,769,415
Casey's General Stores, Inc.
  (a)                                   19,127        529,818
Gottschalks, Inc. *                     16,253         70,538
Guess?, Inc.                             9,509        466,226
Hastings Entertainment, Inc. *          26,860        225,087
Ingles Markets, Inc., Class A           27,765        795,745
Jennifer Convertibles, Inc. *            1,290          5,547
Jo-Ann Stores, Inc. (a)*                 2,360         49,796
Longs Drug Stores Corp. (a)            105,930      5,261,543
PC Connection, Inc. (a)*                   200          2,500
PC Mall, Inc. (a)*                      32,090        500,925
Priceline.com, Inc. (a)*                64,475      5,722,156
REX Stores Corp. *                      25,070        485,105
Rite Aid Corp. (a)*                  1,149,269      5,309,623
Ruddick Corp. (a)                        1,380         46,285
Rush Enterprises, Inc., Class
  A (a)*                                35,100        889,785
Rush Enterprises, Inc., Class
  B *                                   32,497        775,378
Sonic Automotive, Inc., Class
  A (a)                                 11,980        286,801
Stage Stores, Inc. (a)                  68,110      1,241,645
Systemax, Inc. (a)                      15,656        320,009
The Buckle, Inc. (a)                       750         28,455
The Cato Corp., Class A (a)              4,272         87,320
The Men's Wearhouse, Inc. (a)           52,602      2,657,453
Trans World Entertainment
  Corp. (a)*                            80,890        370,476

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
UGI Corp.                               60,668      1,576,155
Village Super Market, Inc.,
  Class A                                2,000        104,000
Weis Markets, Inc.                      31,490      1,344,308
Zones, Inc. *                            3,680         38,051
                                                  ---------------
                                                   43,637,821

SOAPS & COSMETICS 0.1%
-----------------------------------------------------------------
Elizabeth Arden, Inc. (a)*              37,751      1,017,767

SOFTWARE 5.6%
-----------------------------------------------------------------
Accelrys, Inc. (a)*                     17,418        119,313
American Software, Inc., Class
  A (a)                                 21,210        195,132
AsiaInfo Holdings, Inc. (a)*            11,228        101,726
Astea International, Inc. *              8,760         37,318
Black Box Corp. (a)                     47,851      2,046,109
BMC Software, Inc. *                    97,077      3,031,715
Captaris, Inc. (a)*                     47,541        251,492
Chordiant Software, Inc. *              15,610        216,355
CIBER, Inc. (a)*                       163,269      1,275,131
Computer Task Group, Inc. (a)*          27,930        121,495
CSP, Inc. *                              9,451         73,056
Document Sciences Corp. *                  500          4,600
Dynamics Research Corp. *               17,804        198,871
Edgewater Technology, Inc.
  (a)*                                  33,993        296,079
Goldleaf Financial Solutions,
  Inc. *                                 3,468         11,271
Harris Interactive, Inc. (a)*          140,967        607,568
Hlth Corp. (a)*                        534,440      7,573,015
Integral Systems, Inc.                   1,015         21,812
JDA Software Group, Inc. *              75,752      1,565,036
Keynote Systems, Inc. (a)*              43,695        599,932
Lawson Software, Inc. (a)*             378,901      3,792,799
Mentor Graphics Corp. (a)*             130,746      1,974,265
Moldflow Corp. *                        20,107        387,261
Ness Technologies, Inc. (a)*             6,299         68,785
NetManage, Inc. *                       23,780         97,736
NetScout Systems, Inc. *                38,870        423,683
Omniture, Inc. (a)*                      2,808         85,138
Perot Systems Corp., Class A
  (a)*                                 227,578      3,848,344
Progress Software Corp. (a)*             6,930        209,979
QAD, Inc. (a)                           38,340        332,024
Radiant Systems, Inc. (a)*              24,290        384,511
Retalix Ltd. (a)*                          372          6,878
SAVVIS, Inc. *                           5,833        226,204
SPSS, Inc. (a)*                         51,700      2,126,938
Sybase, Inc. *                         256,161      5,925,004
Synopsys, Inc. (a)*                    350,865      9,501,424
Syntel, Inc. (a)                         1,866         77,588
Taleo Corp., Class A (a)*               22,523        572,309
TechTeam Global, Inc. *                 26,600        313,880
TSR, Inc.                                4,099         17,667
United Online, Inc. (a)                141,943      2,130,564
Vignette Corp. (a)*                     76,256      1,530,458
                                                  ---------------
                                                   52,380,465

TEXTILES & APPAREL 1.7%
-----------------------------------------------------------------
Crocs, Inc. (a)*                        36,894      2,481,122
Culp, Inc. *                             5,450         56,571
Deckers Outdoor Corp. (a)*              34,774      3,818,185

                                                            See financial notes.
 46  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG U.S. DISCOVERY FUND

                                   NUMBER OF         VALUE
SECURITY                            SHARES            ($)
Decorator Industries, Inc.               3,640         23,660
Interface, Inc., Class A (a)           147,970      2,670,859
Jaclyn, Inc. *                             520          3,406
LaCrosse Footwear, Inc.                  2,350         41,971
Perry Ellis International,
  Inc. (a)*                             26,890        745,122
Phillips-Van Heusen Corp. (a)           54,665      2,868,819
Steven Madden Ltd. (a)                  13,937        264,106
The Gymboree Corp. *                    27,556        971,074
The Warnaco Group, Inc. *                2,818        110,099
Weyco Group, Inc. (a)                   12,684        398,404
Wolverine World Wide, Inc. (a)          48,120      1,318,488
                                                  ---------------
                                                   15,771,886

WHOLESALE 4.6%
-----------------------------------------------------------------
Anixter International, Inc.
  (a)*                                  24,884      2,051,686
Applied Industrial
  Technologies, Inc. (a)                71,827      2,214,426
Arrow Electronics, Inc. (a)*           255,517     10,864,583
Avnet, Inc. (a)*                       417,640     16,647,130
BlueLinx Holdings, Inc. (a)              1,730         12,179
Delta Apparel, Inc.                      2,790         47,709
Educational Development Corp.              764          4,928
Huttig Building Products, Inc.
  *                                     21,208        114,099
IKON Office Solutions, Inc.
  (a)                                   27,742        356,485
Industrial Distribution Group,
  Inc. (a)*                             15,653        147,764
Insight Enterprises, Inc. (a)*          97,883      2,526,360
Kaman Corp.                             65,006      2,246,607
Lawson Products, Inc. (a)                3,668        127,683
Man Sang Holdings, Inc. *                9,800        120,932
NACCO Industries, Inc., Class
  A                                     16,500      1,707,420
Nash Finch Co. (a)                      34,313      1,366,687
Park-Ohio Holdings Corp. *               5,390        139,871
Pomeroy IT Solutions, Inc. *            29,740        239,407
Richardson Electronics Ltd.
  (a)                                   51,200        350,720
Spartan Stores, Inc. (a)                44,208        996,006
TESSCO Technologies, Inc. *             13,095        205,461
The Aristotle Corp. *                      450          5,499
                                                  ---------------
                                                   42,493,642
                                                  ---------------
TOTAL COMMON STOCK (COST $783,704,524)            927,688,321
                                                  ---------------

SECURITY                          FACE AMOUNT        VALUE
RATE, MATURITY DATE                   ($)             ($)
SHORT-TERM INVESTMENT 0.6% OF NET ASSETS

REPURCHASE AGREEMENT 0.6%
-----------------------------------------------------------------
Fixed Income Clearing Corp.
  dated 09/28/07, due 10/01/07
  at 4.65%, with a maturity
  value of $5,220,022 (fully
  collateralized by Federal
  Home Loan Mortgage Corp.
  with a value of $5,394,022.)       5,218,000      5,218,000
                                                  ---------------
TOTAL SHORT-TERM INVESTMENT
  (COST $5,218,000)                                 5,218,000
                                                   --------------
-----------------------------------------------------------------
END OF INVESTMENTS.

At 09/30/07 the tax basis cost of the fund's investments was $789,339,743 and the unrealized appreciation and depreciation were $169,564,316 and ($25,997,738), respectively, with a net unrealized appreciation of $143,566,578.

                                      NUMBER OF       VALUE
SECURITY                                SHARES         ($)
COLLATERAL INVESTED FOR SECURITIES ON LOAN 8.6% OF NET ASSETS
State Street Navigator Security
  Lending Prime Portfolio             80,320,459    80,320,459
------------------------------------------------------------------
END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

 * Non-income producing security.

(a) All or a portion of this security is on loan.

See financial notes.
                                            Laudus Funds Semi-Annual Report   47

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS as of September 30, 2007 (Unaudited)

                                          COST           VALUE
HOLDINGS BY CATEGORY                      ($)             ($)
------------------------------------------------------------------
 99.5%     COMMON STOCK                718,609,150     901,221,006
------------------------------------------------------------------
 99.5%     TOTAL INVESTMENTS           718,609,150     901,221,006
  8.4%     COLLATERAL INVESTED FOR
           SECURITIES ON LOAN           75,657,758      75,657,758
 (7.9)%    OTHER ASSETS AND
           LIABILITIES                                 (71,480,292)
------------------------------------------------------------------
100.0%     NET ASSETS                                  905,398,472

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
COMMON STOCK 99.5% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 1.8%
-----------------------------------------------------------------
Cal-Maine Foods, Inc. (a)              28,095         709,118
Diamond Foods, Inc.                    11,237         232,156
Flowers Foods, Inc. (a)               362,511       7,902,740
Fresh Del Monte Produce, Inc.
  (a)                                  88,990       2,558,463
Imperial Sugar Co. (a)                  3,910         102,168
J & J Snack Foods Corp. (a)            16,508         574,809
Penford Corp. (a)                      13,485         508,385
Sanderson Farms, Inc. (a)              26,308       1,096,254
Seaboard Corp. (a)                      1,256       2,461,760
Seneca Foods Corp., Class B *             400          10,960
Tasty Baking Co.                          470           4,742
                                                  ---------------
                                                   16,161,555

AIRLINES 0.8%
-----------------------------------------------------------------
Air T., Inc.                              585           5,996
Atlas Air Worldwide Holdings,
  Inc. *                                  100           5,163
Pinnacle Airlines Corp. (a)*           10,710         171,574
Republic Airways Holdings, Inc.
  *                                    17,676         374,201
SkyWest, Inc. (a)                     253,861       6,389,682
                                                  ---------------
                                                    6,946,616

AUTOS 1.2%
-----------------------------------------------------------------
Aftermarket Technology Corp. *        121,266       3,848,983
Spartan Motors, Inc. (a)               17,257         290,435
Strattec Security Corp.                   310          14,421
TRW Automotive Holdings Corp. *       214,398       6,792,129
                                                  ---------------
                                                   10,945,968

BANKS & CREDIT INSTITUTIONS 4.2%
-----------------------------------------------------------------
1st Source Corp. (a)                    2,500          57,250
Advanta Corp., Class A                223,015       5,434,876
Advanta Corp., Class B (a)             38,602       1,058,467
BancFirst Corp. (a)                    28,803       1,292,391
Banco Latinoamericano de
  Exportaciones, S.A., Class E
  (a)                                 142,195       2,585,105
Berkshire Hills Bancorp, Inc.
  (a)                                   3,083          93,199
Beverly Hills Bancorp, Inc. (a)       138,600         857,934
BNCCorp, Inc. (a)*                      2,797          49,549
BOE Financial Services of
  Virginia, Inc.                          301           7,582
Britton & Koontz Capital Corp.          6,163          98,916
C&F Financial Corp.                       180           7,515
Camco Financial Corp.                     540           7,182
Carrollton Bancorp                        100           1,355

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Carver Bancorp, Inc.                   22,600         354,481
Central Bancorp, Inc.                     110           2,530
Centrue Financial Corp.                 8,572         171,783
CFS Bancorp, Inc. (a)                  24,552         346,183
Codorus Valley Bancorp, Inc.              295           5,366
Community Bank Shares of
  Indiana, Inc.                         1,030          20,157
Community Capital Corp.                 3,588          72,334
Community Financial Corp.               4,350          40,455
Community Shores Bank Corp. *             180           1,894
Cooperative Bankshares, Inc. (a)          433           7,378
Cowlitz Bancorp *                       2,988          42,519
Crescent Banking Co. (a)                1,473          47,799
Elmira Savings Bank, FSB                6,598         141,263
Farmers Capital Bank Corp.              1,815          51,619
Federal Agricultural Mortgage
  Corp., Class C (a)                   34,590       1,015,562
Fidelity Bancorp, Inc.                     60             930
Fidelity Southern Corp. (a)             9,657         144,179
Financial Federal Corp. (a)            84,874       2,377,321
First Bancorp of Indiana, Inc.          3,391          51,713
First Bancshares, Inc.                 12,121         204,542
First BancTrust Corp.                  12,750         137,700
First California Financial
  Group, Inc. (a)*                      7,772          76,554
First Capital, Inc.                       100           1,687
First Citizens BancShares, Inc.,
  Class A                              12,153       2,119,483
First Defiance Financial Corp.          6,656         179,712
First Federal Bancshares of
  Arkansas, Inc.                       14,584         266,668
First Federal Bankshares, Inc.          7,053         122,722
First Financial Service Corp.
  (a)                                     120           3,267
First Niagara Financial Group,
  Inc. (a)                             35,884         507,759
First Place Financial Corp. (a)        65,033       1,151,084
First West Virginia Bancorp,
  Inc.                                    330           5,742
FNB Corp. of North Carolina             9,544         152,513
FNB Corp. of Virginia                     700          21,063
Franklin Bank Corp. (a)*              195,107       1,794,984
Glen Burnie Bancorp                       360           5,612
Great Pee Dee Bancorp, Inc.             1,560          35,880
GS Financial Corp.                      8,660         157,699
Guaranty Federal Bancshares,
  Inc.                                  4,019         120,670
Habersham Bancorp, Inc.                25,078         406,264
Hawthorn Bancshares, Inc.               4,080         126,480
Hercules Technology Growth
  Capital, Inc. (a)                    16,050         212,984
HF Financial Corp. (a)                 25,416         406,656
Hingham Institution for Savings         9,400         302,962
HMN Financial, Inc.                    20,170         597,637
Horizon Bancorp                         6,123         160,270
Imperial Capital Bancorp, Inc.         17,098         483,018
Integra Bank Corp. (a)                115,740       2,098,366
Lincoln Bancorp                         2,070          32,582
LSB Financial Corp.                     4,076          98,537
MASSBANK Corp.                         12,262         453,694
Meta Financial Group, Inc.              1,879          74,878
MFB Corp.                               3,400         101,150
MidWestOne Financial Group, Inc.
  (a)                                  22,442         407,996

                                                            See financial notes.
 48  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Monarch Community Bancorp, Inc.         1,800          21,690
NBT Bancorp, Inc. (a)                   1,441          31,327
New Hampshire Thrift Bancshares,
  Inc.                                 10,030         143,830
NewBridge Bancorp                         660           8,382
North Central Bancshares, Inc.            300          11,505
Northeast Bancorp                         100           1,772
Northway Financial, Inc.               29,400         565,950
Park Bancorp, Inc.                     12,608         387,066
Parkvale Financial Corp.               29,270         848,830
Peoples Bancorp                           900          15,300
Peoples Bancorp of North
  Carolina                              2,818          49,879
Peoples Community Bancorp, Inc.         2,700          46,521
Pinnacle Bancshares, Inc.               1,830          26,535
Premier Financial Bancorp, Inc.         2,300          34,040
Provident Community Bancshares,
  Inc.                                    382           8,001
Provident Financial Holdings,
  Inc.                                 40,331         898,171
QCR Holdings, Inc. (a)                    571           8,280
Republic First Bancorp, Inc. *         38,056         303,306
River Valley Bancorp                      199           3,584
Simmons First National Corp.,
  Class A (a)                           2,600          68,484
Southern Missouri Bancorp, Inc.
  (a)                                  12,548         187,593
Southwest Bancorp, Inc. (a)            79,947       1,504,603
Team Financial, Inc.                   16,278         254,262
Teche Holding Co.                       3,900         159,900
TF Financial Corp. (a)                 10,886         301,597
The Washington Savings Bank,
  F.S.B                                12,850          89,950
Timberland Bancorp, Inc.               10,705         169,139
United Bancshares, Inc.                11,438         169,225
United Community Financial Corp.
  (a)                                  45,510         328,582
United Western Bancorp, Inc.            2,180          46,085
Wainwright Bank & Trust Co.            54,919         702,963
Willow Financial Bancorp, Inc.
  (a)                                   3,810          47,358
WSFS Financial Corp. (a)               16,683       1,041,019
WVS Financial Corp. (a)                   531           8,762
                                                  ---------------
                                                   37,969,093

BASIC MINERALS & METALS 1.6%
-----------------------------------------------------------------
A.M. Castle & Co. (a)                   1,320          43,032
AK Steel Holding Corp. (a)*            30,800       1,353,660
CommScope, Inc. (a)*                  169,600       8,520,704
Mueller Industries, Inc. (a)            8,130         293,818
Northwest Pipe Co. (a)*                29,892       1,130,515
OM Group, Inc. *                       12,671         669,156
Superior Essex, Inc. *                 61,038       2,275,497
                                                  ---------------
                                                   14,286,382
BEER, LIQUOR, & TOBACCO 0.0%
-----------------------------------------------------------------
The Boston Beer Co., Inc., Class
  A *                                   2,150         104,619

BIOTECHNOLOGY 0.1%
-----------------------------------------------------------------
Harvard Bioscience, Inc. (a)*         108,142         486,639

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

CELLULAR & WIRELESS 0.2%
-----------------------------------------------------------------
USA Mobility, Inc. *                  113,222       1,910,055

CHEMICALS & RUBBER 3.4%
-----------------------------------------------------------------
A. Schulman, Inc. (a)                 323,637       6,385,358
Arch Chemicals, Inc. (a)              140,373       6,580,686
CF Industries Holdings, Inc. (a)       87,773       6,662,848
Ferro Corp. (a)                        23,350         466,533
H.B. Fuller Co. (a)                     8,440         250,499
Innospec, Inc. (a)                     50,860       1,158,591
LSB Industries, Inc. (a)*              10,200         241,230
Rockwood Holdings, Inc. (a)*            2,025          72,556
Stepan Co. (a)                         39,200       1,211,672
Terra Industries, Inc. (a)*           261,556       8,176,241
                                                  ---------------
                                                   31,206,214

COMMERCIAL AIRCRAFT & COMPONENTS 0.9%
-----------------------------------------------------------------
Ducommun, Inc. *                       11,810         381,463
TransDigm Group, Inc. (a)*                370          16,913
Triumph Group, Inc. (a)                92,228       7,535,950
                                                  ---------------
                                                    7,934,326

COMMUNICATIONS UTILITIES 0.9%
-----------------------------------------------------------------
Atlantic Tele-Network, Inc. (a)        67,050       2,437,267
D&E Communications, Inc.               50,654         720,300
GeoEye, Inc. *                         76,775       1,976,956
HickoryTech Corp. (a)                   2,940          28,489
Hungarian Telephone & Cable
  Corp. (a)*                            2,740          53,868
Mediacom Communications Corp.,
  Class A (a)*                        322,235       2,271,757
PAETEC Holding Corp. (a)*               4,226          52,698
Premiere Global Services, Inc.
  (a)*                                 24,930         315,365
SumTotal Systems, Inc. *               96,456         565,232
                                                  ---------------
                                                    8,421,932

CONSTRUCTION & HOMEBUILDING 1.8%
-----------------------------------------------------------------
Comfort Systems USA, Inc. (a)         169,470       2,406,474
Granite Construction, Inc. (a)         18,960       1,005,259
Meadow Valley Corp. (a)*               21,781         259,194
Perini Corp. (a)*                     227,280      12,711,770
Skyline Corp. (a)                         810          24,365
                                                  ---------------
                                                   16,407,062

CONSTRUCTION MATERIALS 1.0%
-----------------------------------------------------------------
Ameron International Corp. (a)         52,780       5,582,541
Apogee Enterprises, Inc. (a)           38,607       1,001,465
Compass Minerals International,
  Inc.                                 49,770       1,694,171
Continental Materials Corp. (a)*        6,600         188,760
Oil-Dri Corp. of America                8,475         155,940
Patrick Industries, Inc. *              2,134          25,224
Rock of Ages Corp. *                    6,190          37,697
                                                  ---------------
                                                    8,685,798

CONSUMER DURABLES 0.4%
-----------------------------------------------------------------
Universal Electronics, Inc. (a)*      110,184       3,580,980

DRUGS & PHARMACEUTICALS 1.6%
-----------------------------------------------------------------
Geopharma, Inc. (a)*                   23,495          78,708
Lifecore Biomedical, Inc. *                 4              52

See financial notes.
                                            Laudus Funds Semi-Annual Report   49

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Natural Alternative
  International, Inc. *                36,252         227,663
Nutraceutical International
  Corp. (a)*                           23,853         362,804
Perrigo Co. (a)                       303,732       6,484,678
Replidyne, Inc. (a)*                  145,192         937,940
Salix Pharmaceuticals Ltd. (a)*         4,045          50,239
Schiff Nutrition International,
  Inc.                                134,150         803,559
Sciele Pharma, Inc. (a)*              208,459       5,424,103
Theragenics Corp. (a)*                141,245         634,190
                                                  ---------------
                                                   15,003,936
ELECTRIC UTILITIES 1.7%
-----------------------------------------------------------------
Central Vermont Public Service
  Corp.                                 1,410          51,521
CH Energy Group, Inc. (a)             148,449       7,095,862
Maine & Maritimes Corp. *               1,560          44,179
NorthWestern Corp. (a)                 14,335         389,482
Portland General Electric Co.
  (a)                                  23,121         642,764
The Empire District Electric Co.
  (a)                                  13,010         293,896
Unisource Energy Corp. (a)            227,383       6,796,478
Unitil Corp.                              200           5,900
                                                  ---------------
                                                   15,320,082

FINANCIAL INVESTMENTS 1.2%
-----------------------------------------------------------------
Aaron Rents, Inc. (a)                 102,893       2,294,514
Brooke Corp.                            3,321          32,845
California First National
  Bancorp (a)                          36,431         473,239
CEVA, Inc. *                           99,854         897,687
Compass Diversified Trust (a)          60,492         971,502
Electro Rent Corp. (a)                  1,452          20,343
MVC Capital, Inc.                     118,291       2,191,932
PICO Holdings, Inc. (a)*               56,793       2,359,749
SRS Labs, Inc. (a)*                    26,422         193,673
Willis Lease Finance Corp. *           77,928       1,156,451
                                                  ---------------
                                                   10,591,935

FOREST PRODUCTS & PAPER 0.8%
-----------------------------------------------------------------
Buckeye Technologies, Inc. (a)*       169,765       2,570,242
CSS Industries, Inc. (a)               14,040         505,019
Greif, Inc., Class A (a)               20,168       1,223,794
Nashua Corp. *                         21,360         237,096
Rock-Tenn Co., Class A (a)            101,320       2,928,148
Schweitzer-Mauduit
  International, Inc. (a)              12,110         282,163
                                                  ---------------
                                                    7,746,462

FURNITURE & HOUSEHOLD ITEMS 2.6%
-----------------------------------------------------------------
A.T. Cross Co., Class A *              32,130         355,037
Acuity Brands, Inc.                    30,049       1,516,874
AEP Industries, Inc. *                 25,008       1,058,839
American Biltrite, Inc. *              19,310         115,860
Blyth, Inc. (a)                        89,018       1,820,418
Callaway Golf Co. (a)                 130,408       2,087,832
Chase Corp.                            17,400         323,640
Chromcraft Revington, Inc. *            5,100          24,021
Communications Systems, Inc.           59,900         628,950
Constar International, Inc. *          62,120         286,994
Flexsteel Industries, Inc.             20,710         289,940

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
GameTech International, Inc.
  (a)*                                 27,279         212,503
Hooker Furniture Corp. (a)             23,269         465,845
JAKKS Pacific, Inc. (a)*              225,800       6,031,118
La-Z-boy, Inc. (a)                     11,320          83,542
Movado Group, Inc. (a)                175,100       5,589,192
National Presto Industries, Inc.
  (a)                                  14,390         762,670
Preformed Line Products Co. (a)         2,221         115,536
RC2 Corp. (a)*                          5,666         156,892
Steelcase, Inc., Class A (a)            8,340         149,953
Tredegar Corp. (a)                    100,567       1,734,781
UFP Technologies, Inc. *                2,550          13,107
Virco Manufacturing Corp. *            23,580         182,745
                                                  ---------------
                                                   24,006,289

GAS & OTHER PUBLIC UTILITIES 0.4%
-----------------------------------------------------------------
Artesian Resources Corp., Class
  A                                     7,390         140,410
Chesapeake Utilities Corp.                800          27,192
Delta Natural Gas Co., Inc.               499          12,280
Energy West, Inc.                       2,200          30,602
Florida Public Utilites Co.             1,410          16,638
New Jersey Resources Corp. (a)         32,690       1,621,097
RGC Resources, Inc.                     3,060          81,672
Waste Industries USA, Inc.             43,974       1,258,536
WGL Holdings, Inc. (a)                 16,524         559,998
                                                  ---------------
                                                    3,748,425

GOVERNMENT AIRCRAFT & DEFENSE 0.2%
-----------------------------------------------------------------
Cubic Corp. (a)                        22,005         927,951
Herley Industries, Inc. (a)*           39,200         586,432
                                                  ---------------
                                                    1,514,383

HEALTH CARE & HOSPITAL 1.9%
-----------------------------------------------------------------
Almost Family, Inc. (a)*                2,600          47,034
Amedisys, Inc. (a)*                   131,534       5,053,536
American Shared Hospital
  Services (a)                         47,400         186,282
Gentiva Health Services, Inc.
  (a)*                                 48,207         926,056
Hanger Orthopedic Group, Inc. *        56,853         644,145
IntegraMed America, Inc. *             34,394         424,766
Kindred Healthcare, Inc. (a)*          13,514         242,036
MedCath Corp. *                        65,764       1,805,879
National Dentex Corp. *                49,500         791,258
National Healthcare Corp. (a)          47,557       2,443,954
RehabCare Group, Inc. (a)*             23,640         415,828
Res-Care, Inc. (a)*                   189,081       4,318,610
                                                  ---------------
                                                   17,299,384

INFORMATION & SERVICES 7.1%
-----------------------------------------------------------------
Carriage Services, Inc. (a)*           42,150         344,365
CDI Corp. (a)                         116,700       3,253,596
Darling International, Inc. (a)*        1,840          18,198
Deluxe Corp.                            1,550          57,102
DeVry, Inc.                            19,270         713,183
Ecology & Environment, Inc.,
  Class A                              26,470         309,699
Exponent, Inc. (a)*                   105,200       2,639,468
GP Strategies Corp. *                  22,950         254,745
Heidrick & Struggles
  International, Inc. (a)*             33,762       1,230,625
Kelly Services, Inc., Class A
  (a)                                 223,895       4,435,360
Kendle International, Inc. *            5,450         226,339

                                                            See financial notes.
 50  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Kforce, Inc. (a)*                       7,320          94,135
Layne Christensen Co. (a)*             64,058       3,553,938
Metal Management, Inc.                143,095       7,755,749
Michael Baker Corp. (a)*               22,003       1,078,367
Monro Muffler Brake, Inc.              99,882       3,375,013
MPS Group, Inc. (a)*                  751,418       8,378,311
National Technical Systems, Inc.
  *                                     9,626          64,398
Nobel Learning Communities, Inc.
  *                                     4,980          74,451
PAREXEL International Corp. (a)*      154,283       6,367,259
RCM Technologies, Inc. *              103,793         679,844
Schnitzer Steel Industries,
  Inc., Class A (a)                   175,191      12,839,748
Security National Financial
  Corp., Class A *                     39,411         175,379
Spherion Corp. (a)*                   434,213       3,586,599
SRI/Surgical Express, Inc. *            3,322          21,294
Stewart Enterprises, Inc., Class
  A (a)                               176,915       1,348,092
The Geo Group, Inc. (a)*                2,460          72,841
TNS, Inc. (a)                           5,930          95,236
Traffix, Inc.                           6,180          40,973
VSE Corp.                              16,882         798,181
Westaff, Inc. *                        77,381         321,131
                                                  ---------------
                                                   64,203,619

INSTRUMENTS 4.8%
-----------------------------------------------------------------
Allied Healthcare Products, Inc.
  *                                    78,652         531,688
Angeion Corp. *                        28,109         206,320
Astro-Med, Inc.                        14,800         150,072
Atrion Corp.                           12,770       1,596,250
Bruker BioSciences Corp. (a)*         159,411       1,402,817
Cardiac Science Corp. *               114,140       1,150,531
Checkpoint Systems, Inc. (a)*           7,126         188,055
CONMED Corp. *                          7,710         215,803
CPI International, Inc. *                 320           6,083
Datascope Corp. (a)                   145,114       4,906,304
Edac Technologies Corp. *              10,511          81,460
Esterline Technologies Corp.
  (a)*                                  4,060         231,623
FARO Technologies, Inc. (a)*           35,836       1,582,159
FEI Co. (a)*                          160,718       5,051,367
Hurco Cos., Inc. (a)*                   9,568         517,246
II-VI, Inc. (a)*                       62,997       2,175,286
Immucor, Inc. (a)*                    172,103       6,152,682
Integra LifeSciences Holdings
  (a)*                                 73,295       3,560,671
IntriCon Corp. *                       14,720         136,896
ION Geophysical Corp. (a)*            105,638       1,460,974
K-Tron International, Inc. *           25,210       2,394,950
Kewaunee Scientific Corp.              25,868         455,277
Meridian Bioscience, Inc. (a)           1,805          54,728
Mesa Laboratories, Inc.                 1,700          35,530
O.I. Corp.                             29,264         376,774
Orthofix International N.V. (a)*       56,216       2,752,898
OSI Systems, Inc. (a)*                  7,521         169,298
Schmitt Industries, Inc. *              9,053          64,729
Span-America Medical Systems,
  Inc.                                 27,300         513,240
Tollgrade Communications, Inc. *        3,684          37,282
Varian, Inc. *                          9,576         609,129
Vicon Industries, Inc. *               35,120         410,202

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Zoll Medical Corp. (a)*               121,908       3,159,855
Zygo Corp. (a)*                        80,311       1,046,452
                                                  ---------------
                                                   43,384,631

INSURANCE 8.3%
-----------------------------------------------------------------
Alleghany Corp. (a)*                    3,292       1,336,552
American Safety Insurance
  Holdings Ltd. *                      76,900       1,524,158
Argo Group International
  Holdings, Ltd. (a)*                  34,852       1,516,411
Delphi Financial Group, Inc.,
  Class A (a)                         358,125      14,475,413
FBL Financial Group, Inc., Class
  A (a)                                42,089       1,662,095
FPIC Insurance Group, Inc. (a)*        74,340       3,200,337
Hallmark Financial Services,
  Inc. (a)*                             6,562          92,196
Harleysville Group, Inc. (a)           22,319         713,762
Horace Mann Educators Corp. (a)       402,421       7,931,718
Kansas City Life Insurance Co.
  (a)                                  38,701       1,705,940
Max Capital Group Ltd. (a)            324,312       9,093,708
Mercer Insurance Group, Inc.            5,289          93,562
National Western Life Insurance
  Co., Class A (a)                     24,363       6,235,953
NYMAGIC, Inc. (a)                      35,840         996,710
Platinum Underwriters Holdings
  Ltd. (a)                            276,101       9,928,592
Presidential Life Corp. (a)            81,607       1,384,055
RTW, Inc. (a)*                          7,690          92,818
SCPIE Holdings, Inc. *                  4,300          95,675
The Midland Co. (a)                     5,166         283,923
The Phoenix Cos., Inc. (a)            211,167       2,979,566
Unico American Corp. *                 50,686         585,423
United America Indemnity Ltd.,
  Class A (a)*                        222,190       4,779,307
Universal Insurance Holdings,
  Inc. (a)                              2,640          18,850
Wesco Financial Corp.                   3,270       1,301,460
Zenith National Insurance Corp.
  (a)                                  75,910       3,407,600
                                                  ---------------
                                                   75,435,784

IT HARDWARE 7.6%
-----------------------------------------------------------------
AMIS Holdings, Inc. (a)*              380,647       3,696,082
Amtech Systems, Inc. *                 18,980         243,703
ANADIGICS, Inc. (a)*                  172,050       3,110,664
Avici Systems, Inc. (a)                 5,958          63,512
Aviza Technology, Inc. (a)*            22,140          75,940
AVX Corp. (a)                          13,350         214,935
Cirrus Logic, Inc. (a)*               180,797       1,157,101
CTS Corp. (a)                          84,950       1,095,855
Digi International, Inc. (a)*         147,281       2,097,281
EMS Technologies, Inc. (a)*           130,665       3,205,213
Emulex Corp. (a)*                     147,114       2,820,175
Espey Manufacturing &
  Electronics Corp.                    21,600         463,320
Exar Corp. (a)*                        92,856       1,212,699
Gilat Satellite Networks Ltd. *       229,200       2,337,840
Globecomm Systems, Inc. (a)*           50,780         673,343
Harmonic, Inc. (a)*                   158,427       1,680,911
Imation Corp. (a)                      12,638         310,010
KEMET Corp. (a)*                      238,844       1,755,503

See financial notes.
                                            Laudus Funds Semi-Annual Report   51

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Loral Space & Communications,
  Inc. (a)*                            14,801         588,340
Mattson Technology, Inc. (a)*           1,210          10,467
Methode Electronics, Inc. (a)          67,378       1,014,039
MKS Instruments, Inc. (a)*            282,773       5,378,343
Monolithic Power Systems (a)*           6,195         157,353
Novatel Wireless, Inc. (a)*            11,388         257,938
Oplink Communications, Inc. (a)*      103,808       1,418,017
Optical Cable Corp. *                     750           3,563
Orbital Sciences Corp. (a)*           160,400       3,567,296
PC-Tel, Inc. (a)*                     137,048       1,040,194
Pericom Semiconductor Corp. (a)*      112,406       1,317,398
Skyworks Solutions, Inc. (a)*         923,152       8,345,294
SonicWALL, Inc. (a)*                  153,149       1,336,991
Spectrum Control, Inc. *               95,516       1,384,027
Standard Microsystems Corp. (a)*      149,165       5,730,919
Symmetricom, Inc. (a)*                 63,663         299,216
Technitrol, Inc. (a)                  308,000       8,300,600
Tekelec (a)*                            9,750         117,975
Teledyne Technologies, Inc. (a)*       20,110       1,073,673
TriQuint Semiconductor, Inc.
  (a)*                                140,109         687,935
ViaSat, Inc. (a)*                       4,044         124,677
White Electronic Designs Corp. *          450           2,349
Zoran Corp. (a)*                        6,930         139,986
                                                  ---------------
                                                   68,510,677

LAND & WATER TRANSPORTATION 1.3%
-----------------------------------------------------------------
B & H Ocean Carriers Ltd. *            15,160         256,659
GulfMark Offshore, Inc. (a)*           63,791       3,104,070
Hornbeck Offshore Services, Inc.
  (a)*                                  6,053         222,145
Hub Group, Inc., Class A (a)*         200,932       6,033,988
International Shipholding Corp.
  (a)*                                 13,330         276,864
Trico Marine Services, Inc. (a)*       67,469       2,010,576
Werner Enterprises, Inc. (a)              400           6,860
                                                  ---------------
                                                   11,911,162

MAINFRAME & MINICOMPUTERS 0.4%
-----------------------------------------------------------------
Omnicell, Inc. (a)*                   121,132       3,457,107

METAL PRODUCTS & MACHINERY 8.4%
-----------------------------------------------------------------
Allied Motion Technologies, Inc.
  *                                    44,926         225,529
Astec Industries, Inc. (a)*            93,133       5,350,491
Baldor Electric Co. (a)                14,864         593,817
Barnes Group, Inc. (a)                154,635       4,935,949
Bonso Electronic International,
  Inc. *                               41,291         104,466
Cascade Corp. (a)                         160          10,427
Chicago Rivet & Machine Co.             5,110         117,530
CompX International, Inc. (a)           6,610         129,424
Eastern Co. (a)                        26,680         598,966
Electro Scientific Industries,
  Inc. (a)*                               200           4,792
EnPro Industries, Inc. (a)*           209,137       8,490,962
Evans & Sutherland Computer
  Corp. *                              60,801         126,466
EXX, Inc., Class A *                    2,200           6,820
Federal Signal Corp. (a)                1,870          28,723
Gerber Scientific, Inc. (a)*          137,592       1,492,873
Goodman Global, Inc. (a)*              87,180       2,081,858
GrafTech International Ltd. (a)*       29,819         531,971

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Hardinge, Inc. (a)                     85,092       2,963,754
Kadant, Inc. (a)*                      57,470       1,609,160
Key Technology, Inc. *                  2,460          74,046
Lydall, Inc. (a)*                      84,410         783,325
Material Sciences Corp. (a)*            7,310          77,632
MFRI, Inc. (a)*                           857          15,289
NN, Inc. (a)                            8,501          83,395
North American Galvanizing &
  Coatings, Inc. *                     46,251         351,508
P & F Industries, Inc., Class A
  *                                     9,350         106,403
Q.E.P. Co., Inc. (a)*                   7,848         100,611
Regal-Beloit Corp. (a)                239,960      11,491,684
Robbins & Myers, Inc. (a)              87,380       5,006,000
Rofin-Sinar Technologies, Inc.
  (a)*                                  5,702         400,338
SL Industries, Inc. *                  35,980         819,984
Standard Motor Products, Inc.
  (a)                                   6,930          65,142
Standex International Corp. (a)        88,160       1,823,149
Tech/Ops Sevcon, Inc.                   7,336          63,823
The L.S. Starrett Co., Class A          8,505         164,572
The Middleby Corp. (a)*                82,100       5,298,734
Twin Disc, Inc. (a)                    63,000       3,666,600
Varian Semiconductor Equipment
  Associates, Inc. *                      465          24,887
Velcro Industries N.V. (a)                875          15,663
Woodward Governor Co. (a)             253,722      15,832,253
                                                  ---------------
                                                   75,669,016

MISCELLANEOUS FINANCE 1.3%
-----------------------------------------------------------------
American Physicians Service
  Group, Inc.                          22,300         410,320
Knight Capital Group, Inc.,
  Class A (a)*                        697,631       8,343,667
SWS Group, Inc. (a)                   174,838       3,092,884
                                                  ---------------
                                                   11,846,871

OIL & COAL RESOURCES 2.5%
-----------------------------------------------------------------
ATP Oil & Gas Corp. *                 131,401       6,179,789
EXCO Resources, Inc. *                 83,390       1,379,271
Mariner Energy, Inc. (a)*             405,391       8,395,648
Penn Virginia Corp. (a)               147,540       6,488,809
Petroleum Development Corp. (a)*          893          39,604
Rosetta Resources, Inc. (a)*           23,920         438,693
                                                  ---------------
                                                   22,921,814

OIL DISTRIBUTION 0.1%
-----------------------------------------------------------------
Adams Resources & Energy, Inc.         31,600         880,060

OIL DRILLING & SERVICES 3.8%
-----------------------------------------------------------------
Atwood Oceanics, Inc. (a)*            137,500      10,527,000
Bronco Drilling Co., Inc. (a)*          7,901         116,935
Complete Production Services,
  Inc. (a)*                           243,711       4,991,201
Dawson Geophysical Co. (a)*            54,968       4,260,570
Lufkin Industries, Inc. (a)            70,856       3,898,497
Oil States International, Inc.
  (a)*                                142,032       6,860,145
T-3 Energy Services, Inc *             24,045       1,025,279
Union Drilling, Inc. (a)*               1,320          19,246
W-H Energy Services, Inc. (a)*         37,615       2,774,106
                                                  ---------------
                                                   34,472,979

                                                            See financial notes.
 52  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.4%
-----------------------------------------------------------------
Baldwin Technology Co., Inc.,
  Class A *                           100,427         503,139
Electronics for Imaging, Inc.
  (a)*                                  7,107         190,894
Printronix, Inc.                       51,505         697,893
VASCO Data Security
  International, Inc. (a)*             72,781       2,569,897
                                                  ---------------
                                                    3,961,823

PUBLISHING, BROADCASTING & CINEMA 0.9%
-----------------------------------------------------------------
Alloy, Inc. (a)*                       36,184         339,768
American Greetings Corp., Class
  A (a)                                32,988         870,883
Bowne & Co., Inc. (a)                 170,700       2,843,862
Champion Industries, Inc.              21,580         129,696
Cox Radio, Inc., Class A (a)*          11,240         146,682
DG Fastchannel, Inc. (a)*               2,375          56,003
Franklin Covey Co. (a)*               124,280         944,528
Scholastic Corp. (a)*                  73,691       2,568,868
Triple Crown Media, Inc. *             28,466         175,635
Tufco Technologies, Inc. (a)*          17,915         134,362
                                                  ---------------
                                                    8,210,287

REAL ESTATE DEVELOPMENT 0.3%
-----------------------------------------------------------------
Avatar Holdings, Inc. (a)*             36,534       1,824,143
ILX Resorts, Inc.                      28,300         273,095
J.W. Mays, Inc. *                      17,100         396,292
Reis, Inc. *                           27,053         198,840
Resource America, Inc., Class A
  (a)                                   2,790          44,054
United Capital Corp. (a)*               7,750         205,375
                                                  ---------------
                                                    2,941,799

REAL ESTATE INVESTMENT TRUSTS 4.3%
-----------------------------------------------------------------
AmREIT, Inc., Class A (a)                  39             315
Ashford Hospitality Trust (a)         479,346       4,817,427
Colonial Properties Trust                 140           4,802
DiamondRock Hospitality Co. (a)           870          15,147
Douglas Emmett, Inc. (a)                  100           2,473
Extra Space Storage, Inc. (a)         359,636       5,534,798
Gladstone Commercial Corp. (a)          3,560          66,572
Hersha Hospitality Trust (a)          202,082       2,000,612
Lexington Realty Trust (a)             26,372         527,704
LTC Properties, Inc. (a)              187,670       4,442,149
Medical Properties Trust, Inc.
  (a)                                 180,304       2,401,649
MHI Hospitality Corp.                     520           4,940
Mission West Properties, Inc.
  (a)                                 113,700       1,381,455
Monmouth Real Estate Investment
  Corp., Class A                       28,909         243,414
National Retail Properties, Inc.      262,856       6,408,429
One Liberty Properties, Inc.           39,700         772,165
Presidential Realty Corp., Class
  B                                       250           1,625
Ramco-Gershenson Properties
  Trust (a)                            34,744       1,085,403
Strategic Hotels & Resorts, Inc.
  (a)                                 241,366       4,969,726
Sunstone Hotel Investors, Inc.
  (a)                                  53,449       1,370,432
Supertel Hospitality, Inc.             61,059         460,385

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Urstadt Biddle Properties, Class
  A (a)                                 3,200          49,504
Winthrop Realty Trust                 309,450       2,082,598
                                                  ---------------
                                                   38,643,724

RESTAURANTS, HOTELS & THEATERS 3.2%
-----------------------------------------------------------------
Analogic Corp. (a)                     32,544       2,075,005
Ark Restaurants Corp.                  29,872       1,097,348
Avalon Holdings Corp., Class A *        4,110          28,976
Bob Evans Farms, Inc. (a)             196,990       5,945,158
Burger King Holdings, Inc. (a)         17,560         447,604
CBRL Group, Inc. (a)                  102,782       4,193,506
CKE Restaurants, Inc. (a)              47,784         774,579
Frisch's Restaurants, Inc.             27,500         796,125
Interstate Hotels & Resorts,
  Inc. *                               24,155         109,905
J. Alexander's Corp.                   32,220         422,404
Max & Erma's Restaurants, Inc. *        4,223          19,552
Mexican Restaurants, Inc. *             3,022          22,484
Nathan's Famous, Inc. *                35,277         582,071
Red Lion Hotels Corp. *                47,360         487,808
Rubio's Restaurants, Inc. (a)*          6,560          65,272
Silverleaf Resorts, Inc. (a)*         114,441         605,393
Speedway Motorsports, Inc. (a)          2,050          75,850
Star Buffet, Inc.                       8,323          60,259
The Marcus Corp. (a)                  121,146       2,326,003
Triarc Cos., Inc., Class B (a)         76,063         951,548
WMS Industries, Inc. (a)*             239,271       7,919,870
                                                  ---------------
                                                   29,006,720

RETAIL 3.3%
-----------------------------------------------------------------
1-800-FLOWERS.COM, Inc., Class A
  (a)*                                259,952       3,012,855
Aeropostale, Inc. *                         1              10
Books-A-Million, Inc. (a)               3,584          47,416
Cabela's, Inc. (a)*                    60,125       1,421,956
Casey's General Stores, Inc.           19,584         542,477
Gottschalks, Inc. *                    22,394          97,190
Hastings Entertainment, Inc. *         81,590         683,724
Jennifer Convertibles, Inc. *           6,800          29,240
Longs Drug Stores Corp. (a)           173,523       8,618,888
PC Mall, Inc. (a)*                         20             312
Priceline.com, Inc. (a)*                6,238         553,623
REX Stores Corp. *                     54,339       1,051,460
Ruddick Corp. (a)                      15,310         513,497
Rush Enterprises, Inc., Class A
  (a)*                                 95,304       2,415,956
Rush Enterprises, Inc., Class B
  *                                    12,100         288,706
Sport Chalet, Inc., Class A (a)*       37,277         335,493
Sport Chalet, Inc., Class B (a)*        4,399          39,371
Stage Stores, Inc. (a)                154,264       2,812,233
Systemax, Inc. (a)                     37,588         768,299
The Men's Wearhouse, Inc.              56,818       2,870,445
Trans World Entertainment Corp.
  (a)*                                175,969         805,938
Village Super Market, Inc.,
  Class A (a)                          34,184       1,777,568
Weis Markets, Inc. (a)                 33,900       1,447,191
                                                  ---------------
                                                   30,133,848

See financial notes.
                                            Laudus Funds Semi-Annual Report   53

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
SOAPS & COSMETICS 0.1%
-----------------------------------------------------------------
Cascade International, Inc.
  (a)(b)(c)*                           39,200              --
Elizabeth Arden, Inc. (a)*             25,002         674,054
Tupperware Brands Corp. (a)               710          22,358
                                                  ---------------
                                                      696,412

SOFTWARE 8.2%
-----------------------------------------------------------------
American Software, Inc., Class A
  (a)                                 219,442       2,018,866
AsiaInfo Holdings, Inc. (a)*            2,747          24,888
Astea International, Inc. (a)*         19,100          81,366
Black Box Corp. (a)                   168,550       7,207,198
Captaris, Inc. (a)*                   156,322         826,943
CIBER, Inc. (a)*                      108,610         848,244
Computer Task Group, Inc. *            71,676         311,791
CSP, Inc. (a)*                         19,892         153,765
Edgewater Technology, Inc. (a)*       111,194         968,500
Harris Interactive, Inc. (a)*         196,668         847,639
HMS Holdings Corp. (a)*                98,500       2,424,085
Interwoven, Inc. (a)*                   2,240          31,875
JDA Software Group, Inc. (a)*         116,222       2,401,147
Keynote Systems, Inc. (a)*             37,255         511,511
Lawson Software, Inc. (a)*            544,831       5,453,758
Mentor Graphics Corp. (a)*            674,800      10,189,480
Moldflow Corp. *                       91,950       1,770,957
Ness Technologies, Inc. (a)*           29,602         323,254
NetManage, Inc. *                       9,556          39,275
NetScout Systems, Inc. *               87,319         951,777
OPNET Technologies, Inc. (a)*          19,520         226,432
Perficient, Inc. (a)*                  61,622       1,347,673
Perot Systems Corp., Class A
  (a)*                                715,100      12,092,341
Quest Software, Inc. (a)*                 350           6,006
SAVVIS, Inc. (a)*                      30,914       1,198,845
SPSS, Inc. (a)*                       128,937       5,304,468
Sybase, Inc. (a)*                     210,412       4,866,830
Taleo Corp., Class A (a)*              44,189       1,122,842
TechTeam Global, Inc. (a)*             55,225         651,655
The TriZetto Group, Inc. (a)*          57,666       1,009,732
TSR, Inc.                              51,100         220,241
United Online, Inc. (a)               517,065       7,761,146
Vignette Corp. (a)*                    43,628         875,614
                                                  ---------------
                                                   74,070,144
TEXTILES & APPAREL 1.6%
-----------------------------------------------------------------
Culp, Inc. *                           53,980         560,312
Deckers Outdoor Corp. (a)*             67,744       7,438,291
Decorator Industries, Inc.                710           4,615
Interface, Inc., Class A (a)          119,677       2,160,170
Jaclyn, Inc. *                            480           3,144
LaCrosse Footwear, Inc.                 1,188          21,218
Steven Madden Ltd.                      1,547          29,316
The Gymboree Corp. (a)*                49,019       1,727,429
The Warnaco Group, Inc. *               4,855         189,685

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
UniFirst Corp. (a)                     51,830       1,941,552
Weyco Group, Inc. (a)                   2,049          64,359
                                                  ---------------
                                                   14,140,091

WHOLESALE 2.9%
-----------------------------------------------------------------
Applied Industrial Technologies,
  Inc. (a)                             16,585         511,316
Bell Microproducts, Inc. (a)*           1,385           8,615
BlueLinx Holdings, Inc. (a)            19,150         134,816
Coast Distribution System, Inc.        16,456         105,318
Delta Apparel, Inc.                    43,940         751,374
Educational Development Corp.           1,552          10,010
Huttig Building Products, Inc. *       15,280          82,206
IKON Office Solutions, Inc. (a)       201,430       2,588,376
Industrial Distribution Group,
  Inc. *                               97,800         923,232
Insight Enterprises, Inc. (a)*        237,391       6,127,062
Kaman Corp. (a)                       135,341       4,677,385
Lawson Products, Inc. (a)               1,208          42,050
LKQ Corp. (a)*                          1,660          57,785
Man Sang Holdings, Inc. *                 200           2,468
NACCO Industries, Inc., Class A
  (a)                                  46,415       4,803,024
Nash Finch Co. (a)                      7,808         310,993
Nu Horizons Electronics Corp.
  (a)*                                  2,600          24,518
Nu Skin Enterprises, Inc., Class
  A (a)                                16,610         268,418
Park-Ohio Holdings Corp. (a)*           7,370         191,252
Pomeroy IT Solutions, Inc. *           21,929         176,528
Richardson Electronics Ltd. (a)        24,740         169,469
Spartan Stores, Inc. (a)              168,244       3,790,537
TESSCO Technologies, Inc. *            43,821         687,551
                                                  ---------------
                                                   26,444,303
                                                  ---------------
TOTAL COMMON STOCK
  (COST $718,609,150)                             901,221,006
                                                  ---------------
-----------------------------------------------------------------
END OF INVESTMENTS.

At 09/30/07, the tax basis cost of the fund's investments was $719,166,209 and the unrealized appreciation and depreciation were $206,529,283 and ($24,474,486), respectively, with a net unrealized appreciation of $182,054,797.

COLLATERAL INVESTED FOR SECURITIES ON LOAN 8.4% OF NET ASSETS
State Street Navigator Security
  Lending Prime Portfolio             75,657,758    75,657,758
------------------------------------------------------------------
END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

 * Non-income producing security.

(a) All or a portion of this security is on loan.

(b) Fair-valued by management.

(c) Bankrupt security/delisted.

                                                            See financial notes.
 54  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS as of September 30, 2007 (Unaudited)

                                          COST           VALUE
HOLDINGS BY CATEGORY                       ($)            ($)
-----------------------------------------------------------------
 98.6%     COMMON STOCK                118,680,606    141,540,450
  0.1%     RIGHTS                          190,141        193,265
  0.6%     SHORT-TERM INVESTMENT           800,000        800,000
-----------------------------------------------------------------
 99.3%     TOTAL INVESTMENTS           119,670,747    142,533,715
  0.7%     OTHER ASSETS AND
           LIABILITIES                                  1,073,610
-----------------------------------------------------------------
100.0%     NET ASSETS                                 143,607,325

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
COMMON STOCK 98.6% OF NET ASSETS

AUSTRALIA 6.0%
-----------------------------------------------------------------

AGRICULTURE, FOOD &
  BEVERAGE 0.1%
Goodman Fielder Ltd.                  80,000          182,725

AIRLINES 0.2%
Qantas Airways Ltd.                   50,100          247,528

BANKS & CREDIT INSTITUTIONS 1.0%
Australia & New Zealand Banking
  Group Ltd.                          10,200          268,081
Commonwealth Bank of Australia         4,700          234,362
National Australia Bank Ltd.          26,100          916,833
Westpac Banking Corp.                  1,600           40,315
                                                  ---------------
                                                    1,459,591

BASIC MINERALS & METALS 2.4%
BHP Billiton Ltd.                     42,400        1,655,643
BlueScope Steel Ltd.                  29,500          281,151
Felix Resources Ltd.                   8,500           43,126
Independence Group NL                  6,100           35,254
Jubilee Mines NL                       6,700          102,889
Minara Resources Ltd.                 20,200          115,831
Mincor Resources NL                    7,600           28,493
OneSteel Ltd.                         18,785          114,674
Perilya Ltd.                          10,900           38,532
Rio Tinto Ltd.                         7,100          678,509
Sally Malay Mining Ltd.                9,600           41,280
Zinifex Ltd.                          20,600          323,158
                                                  ---------------
                                                    3,458,540

CELLULAR & WIRELESS 0.3%
Telstra Corp., Ltd.                  104,800          404,106

CONSTRUCTION & HOMEBUILDING 0.2%
Leighton Holdings Ltd.                 6,000          272,817

CONSTRUCTION MATERIALS 0.1%
Adelaide Brighton Ltd.                 6,900           24,150
Boral Ltd.                            20,000          127,221
                                                  ---------------
                                                      151,371

INFORMATION & SERVICES 0.0%
WorleyParsons Ltd.                     1,100           41,145

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

INSURANCE 0.4%
Insurance Australia Group Ltd.        15,400           71,517
QBE Insurance Group Ltd.              16,900          505,023
                                                  ---------------
                                                      576,540

MISCELLANEOUS FINANCE 0.1%
ASX Ltd.                               1,900           90,308

OIL & COAL RESOURCES 0.4%
Origin Energy Ltd.                    33,800          307,662
Santos Ltd.                           23,400          311,337
                                                  ---------------
                                                      618,999

REAL ESTATE DEVELOPMENT 0.1%
Lend Lease Corp., Ltd.                 5,743           96,010

REAL ESTATE INVESTMENT
  TRUSTS 0.2%
Westfield Group                       18,300          351,432

RESTAURANTS, HOTELS &
  THEATERS 0.2%
Amalgamated Holdings Ltd.              2,575           15,032
TABCORP Holdings Ltd.                 19,000          254,960
                                                  ---------------
                                                      269,992

RETAIL 0.2%
Woolworths Ltd.                        9,700          255,144

WHOLESALE 0.1%
Sims Group Ltd.                        5,300          151,262
                                                  ---------------
                                                    8,627,510

AUSTRIA 1.3%
-----------------------------------------------------------------

BASIC MINERALS & METALS 0.4%
Voestalpine AG                         5,785          500,172

CELLULAR & WIRELESS 0.4%
Telekom Austria AG                    22,800          597,190

OIL DISTRIBUTION 0.3%
OMV AG                                 6,200          414,599

REAL ESTATE DEVELOPMENT 0.2%
Immofinanz Immobilien Analagen
  AG *                                28,000          349,536
                                                  ---------------
                                                    1,861,497

BELGIUM 1.2%
-----------------------------------------------------------------

BANKS & CREDIT INSTITUTIONS 0.8%
Fortis NPV                            36,400        1,073,182

IT HARDWARE 0.0%
Barco N.V.                               110            9,483

PHOTO-OPTICAL, MICROS & OFFICE
  MACHINERY 0.1%
Agfa Gevaert N.V.                      8,000          153,800

RESTAURANTS, HOTELS &
  THEATERS 0.0%
S.A. D'Ieteren N.V.                      117           52,424

See financial notes.
                                            Laudus Funds Semi-Annual Report   55

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
RETAIL 0.3%
Delhaize Group                         4,800          460,755
                                                  ---------------
                                                    1,749,644

CHINA 0.2%
-----------------------------------------------------------------

MISCELLANEOUS FINANCE 0.2%
BOC Hong Kong (Holdings) Ltd.        131,000          331,231

DENMARK 0.8%
-----------------------------------------------------------------

LAND & WATER TRANSPORTATION 0.7%
AP Moller -- Maersk A/S, Series
  A                                       76        1,031,674

MISCELLANEOUS FINANCE 0.1%
Danske Bank A/S                        1,310           53,272
                                                  ---------------
                                                    1,084,946

FINLAND 1.7%
-----------------------------------------------------------------

BASIC MINERALS & METALS 0.2%
Outokumpu Oyj                          9,000          323,658

CHEMICALS & RUBBER 0.2%
Kemira Oyj                             8,967          209,319

FOREST PRODUCTS & PAPER 0.4%
UPM-Kymmene Oyj                       21,692          523,555

INSURANCE 0.5%
Sampo Oyj, Class A                    23,000          700,702
IT HARDWARE 0.4%
Nokia Oyj                             16,000          607,097
                                                  ---------------
                                                    2,364,331

FRANCE 9.3%
-----------------------------------------------------------------

AIRLINES 0.2%
Air France-KLM                         8,400          308,577
AUTOS 0.7%
PSA Peugeot Citroen                    9,600          793,760
Renault S.A.                             692          100,411
Societe Fonciere Financiere et
  de Participations (FFP)                540           83,489
                                                  ---------------
                                                      977,660
BASIC MINERALS & METALS 0.0%
Nexans S.A.                              280           45,978

CHEMICALS & RUBBER 0.6%
Compagnie Generale des
  Etablissements Michelin, Class
  B                                    6,600          889,940

COMMUNICATIONS UTILITIES 1.2%
France Telecom S.A.                   53,400        1,782,469

CONSTRUCTION MATERIALS 1.1%
Ciments Francais S.A.                  2,080          365,079
Compagnie de Saint-Gobain             11,400        1,190,376
                                                  ---------------
                                                    1,555,455

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

DRUGS & PHARMACEUTICALS 1.1%
Sanofi-Aventis                        19,000        1,610,214

FOREST PRODUCTS & PAPER 0.0%
Sequana Capital                          334           11,017

GOVERNMENT AIRCRAFT &
  DEFENSE 0.1%
Thales S.A.                            2,439          142,913

INFORMATION & SERVICES 0.2%
Thomson                               18,000          274,539

INTEGRATED OIL COMPANIES 0.5%
Total S.A.                             8,700          704,989

METAL PRODUCTS & MACHINERY 0.1%
Valeo S.A.                             3,200          178,331

MISCELLANEOUS FINANCE 2.2%
BNP Paribas                           16,800        1,838,521
Credit Agricole S.A.                  24,800          949,205
Natixis                               13,858          308,167
                                                  ---------------
                                                    3,095,893

REAL ESTATE DEVELOPMENT 0.0%
Nexity                                   142            8,762

RESTAURANTS, HOTELS &
  THEATERS 0.3%
Club Mediterranee S.A. *                 154            9,983
Pierre & Vacances                        800          110,924
Sodexho Alliance S.A.                  4,800          331,847
                                                  ---------------
                                                      452,754

SOFTWARE 0.5%
Atos Origin S.A. *                     2,217          128,879
Cap Gemini S.A.                        8,400          516,741
                                                  ---------------
                                                      645,620

TEXTILES & APPAREL 0.5%
Christian Dior S.A.                    5,400          689,986
                                                  ---------------
                                                   13,375,097

GERMANY 10.1%
-----------------------------------------------------------------

AUTOS 3.0%
DaimlerChrysler AG -- Reg'd           23,400        2,343,439
Volkswagen AG                          8,400        1,896,222
                                                  ---------------
                                                    4,239,661

BASIC MINERALS & METALS 0.7%
ThyssenKrupp AG                       14,700          934,278

CELLULAR & WIRELESS 0.1%
Deutsche Telekom AG -- Reg'd           9,900          194,392

CHEMICALS & RUBBER 0.7%
Altana AG                              2,853           68,700
BASF AG                                5,000          691,081
Lanxess                                6,000          284,538
                                                  ---------------
                                                    1,044,319

DRUGS & PHARMACEUTICALS 1.4%
Bayer AG                              25,877        2,057,532

                                                            See financial notes.
 56  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
ELECTRIC UTILITIES 1.8%
E.ON AG                                9,846        1,817,777
RWE AG                                 6,200          778,989
                                                  ---------------
                                                    2,596,766

INSURANCE 0.4%
Allianz SE-Reg'd                       2,242          522,234

IT HARDWARE 0.5%
Infineon Technologies AG *            41,000          705,586

METAL PRODUCTS & MACHINERY 0.4%
Siemens AG -- Reg'd                    4,518          619,664

MISCELLANEOUS FINANCE 1.1%
Deutsche Bank AG -- Reg'd             12,500        1,606,148
                                                  ---------------
                                                   14,520,580

GREECE 0.1%
-----------------------------------------------------------------

BANKS & CREDIT INSTITUTIONS 0.0%
Bank of Greece                           238           31,130

COMMUNICATIONS UTILITIES 0.1%
Hellenic Telecommunications
  Organization S.A. (OTE)              4,500          167,183
                                                  ---------------
                                                      198,313

HONG KONG 2.1%
-----------------------------------------------------------------

BANKS & CREDIT INSTITUTIONS 0.1%
Chinese Estates Holdings Ltd.          4,000            6,418
Hang Seng Bank Ltd.                    9,200          163,221
                                                  ---------------
                                                      169,639
BASIC MINERALS & METALS 0.1%
China Oriental Group Co., Ltd.       110,000           62,789

CELLULAR & WIRELESS 0.1%
Hutchison Whampoa Ltd.                11,000          117,479

ELECTRIC UTILITIES 0.4%
CLP Holdings Ltd.                     54,500          376,896
Hongkong Electric Holdings Ltd.       49,500          256,963
                                                  ---------------
                                                      633,859

FURNITURE & HOUSEHOLD ITEMS 0.1%
Chow Sang Sang Holdings
  International Ltd.                  50,000           70,045

INFORMATION & SERVICES 0.1%
Jardine Strategic Holdings Ltd.        9,000          142,235

IT HARDWARE 0.0%
Truly International Holdings
  Ltd.                                 4,000           10,769

LAND & WATER TRANSPORTATION 0.0%
Transport International Holdings
  Ltd.                                 2,800           15,906

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

MISCELLANEOUS FINANCE 0.1%
Guoco Group Ltd.                      10,000          136,222
Sun Hung Kai & Co., Ltd.               4,000            5,704
                                                  ---------------
                                                      141,926

REAL ESTATE DEVELOPMENT 1.1%
Cheung Kong (Holdings) Ltd.           33,000          543,295
Great Eagle Holdings Ltd.             14,000           53,007
Hang Lung Group Ltd.                  13,000           73,856
Henderson Land Development Co.,
  Ltd.                                16,000          126,408
Hopewell Holdings Ltd.                36,000          171,452
Hopson Development Holdings Ltd.      12,000           39,770
New World Development Co., Ltd.       88,000          242,342
Pacific Century Premium
  Developments Ltd.                  189,000           58,995
Sinolink Worldwide Holdings Ltd.     288,000           91,941
Wheelock & Co., Ltd.                  54,000          148,497
Wheelock Properties (S) Ltd.           5,000            5,542
Wing On Co. International Ltd.        24,000           44,959
                                                  ---------------
                                                    1,600,064
                                                  ---------------
                                                    2,964,711

IRELAND 0.4%
-----------------------------------------------------------------

BANKS & CREDIT INSTITUTIONS 0.3%
Allied Irish Banks plc (AIB)          19,749          475,335

WHOLESALE 0.1%
DCC plc                                3,146           93,172
                                                  ---------------
                                                      568,507

ITALY 4.3%
-----------------------------------------------------------------

AUTOS 0.7%
Fiat S.p.A.                           31,327          946,321

BANKS & CREDIT INSTITUTIONS 0.3%
Intesa Sanpaolo S.p.A.                24,000          185,031
UniCredito Italiano S.p.A.            24,000          205,459
                                                  ---------------
                                                      390,490

CELLULAR & WIRELESS 0.8%
Telecom Italia S.p.A.                369,197        1,117,580

CHEMICALS & RUBBER 0.2%
Pirelli & C. S.p.A. *                200,000          240,871

CONSTRUCTION MATERIALS 0.3%
Buzzi Unicem S.p.A.                    4,800          124,571
Cementir S.p.A. Cementerie del
  Tirreno                                809            8,175
Italcementi S.p.A.                     8,534          188,937
Italmobiliare S.p.A.                     828          103,335
                                                  ---------------
                                                      425,018

ELECTRIC UTILITIES 1.0%
Enel S.p.A.                          128,000        1,444,415

See financial notes.
                                            Laudus Funds Semi-Annual Report   57

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
FOREST PRODUCTS & PAPER 0.2%
IFIL -- Investments S.p.A.            30,000          323,375

INFORMATION & SERVICES 0.0%
Iride S.p.A.                          15,770           57,932

INTEGRATED OIL COMPANIES 0.6%
Eni S.p.A.                            24,500          904,730

METAL PRODUCTS & MACHINERY 0.1%
Danieli S.p.A. -- Officine
  Meccanishe Danieli & C.              4,353          148,444

PUBLISHING, BROADCASTING &
  CINEMA 0.1%
C.I.R. S.p.A. -- Compagnie
  Industriali Riunite                  3,549           13,796
Mondadori (Arnoldo) Editore
  S.p.A.                              16,000          154,685
                                                  ---------------
                                                      168,481
                                                  ---------------
                                                    6,167,657

JAPAN 20.3%
-----------------------------------------------------------------

AGRICULTURE, FOOD &
  BEVERAGE 0.0%
Mikuni Coca-Cola Bottling Co.,
  Ltd.                                 1,700           18,974
The Nisshin Oillio Group Ltd.          1,000            4,229
                                                  ---------------
                                                       23,203
AUTOS 2.8%
Fuji Heavy Industries Ltd.            40,000          175,263
HI-LEX Corp.                             400            6,148
Honda Motor Co., Ltd.                 30,100        1,002,363
Kanto Auto Works Ltd.                  1,600           21,513
Kawasaki Heavy Industries Ltd.        22,000           85,679
Mazda Motor Corp.                     30,000          150,902
Mitsuba Corp.                          3,000           19,794
Nissan Motors Co., Ltd.               77,500          773,233
Nissan Shatai Co., Ltd.                9,000           55,188
Topre Corp.                            2,600           23,099
Toyota Auto Body Co., Ltd.             5,700           94,146
Toyota Motor Corp.                    21,600        1,263,650
Yamaha Motor Co., Ltd.                11,800          299,694
                                                  ---------------
                                                    3,970,672

BANKS & CREDIT INSTITUTIONS 0.6%
Daishi Bank Ltd.                      10,000           40,153
Mitsubishi UFJ Financial Group,
  Inc. (b)                                77          672,363
Shiga Bank Ltd.                        3,000           20,599
Sumitomo Mitsui Financial Group,
  Inc.                                     4           31,033
The Aichi Bank Ltd.                      700           60,198
The Eighteenth Bank Ltd.              11,000           44,037
The Mie Bank Ltd.                      6,000           29,451
The San-in Godo Bank Ltd.              2,000           15,802
                                                  ---------------
                                                      913,636

BASIC MINERALS & METALS 2.0%
JFE Holdings, Inc.                    10,900          768,733
Kobe Steel Ltd.                      117,000          434,720

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Maruichi Steel Tube Ltd.               3,900           97,051
Nakayama Steel Works Ltd.              4,000            9,423
Nippon Steel Corp.                   118,000          845,854
Nisshin Steel Co., Ltd.               43,000          192,923
Osaka Steel Co., Ltd.                  1,700           31,363
Sumitomo Electric Industries
  Ltd.                                 3,100           49,158
Sumitomo Metal Mining Co., Ltd.       14,000          337,476
Tokyo Steel Manufacturing Co.,
  Ltd.                                   700           10,828
Yodogawa Steel Works Ltd.              8,000           39,607
                                                  ---------------
                                                    2,817,136

BEER, LIQUOR, & TOBACCO 0.5%
Asahi Breweries Ltd.                  23,800          362,209
Kirin Brewery Co., Ltd.               28,000          369,084
                                                  ---------------
                                                      731,293

CELLULAR & WIRELESS 0.5%
NTT DoCoMo, Inc.                         544          773,265

CHEMICALS & RUBBER 1.6%
Asahi Kasei Corp.                     42,000          337,972
Bridgestone Corp.                     21,600          475,494
Dainippon Ink & Chemicals, Inc.       51,000          224,703
Kaneka Corp.                          24,000          201,030
Mitsui Chemicals, Inc.                14,000          138,188
Sakai Chemical Industry Co.,
  Ltd.                                 3,000           20,096
Sumitomo Chemical Co., Ltd.           48,000          409,861
Teijin Ltd.                           51,000          248,279
Toagosei Co., Ltd.                    14,000           51,991
Tosoh Corp.                           36,000          232,413
                                                  ---------------
                                                    2,340,027

COMMUNICATIONS UTILITIES 0.7%
Nippon Telegraph & Telephone
  Corp. (NTT)                            167          775,931
Rakuten, Inc.                            508          198,566
                                                  ---------------
                                                      974,497

CONSTRUCTION & HOMEBUILDING 0.0%
Kinden Corp.                           2,000           18,228
Nippo Corp.                            2,000           15,961
                                                  ---------------
                                                       34,189

CONSTRUCTION MATERIALS 0.4%
Asahi Glass Co., Ltd.                 33,000          442,191
Maeda Road Construction Co.,
  Ltd.                                 5,000           43,731
Toto Ltd.                             13,000           94,074
                                                  ---------------
                                                      579,996

CONSUMER DURABLES 0.6%
Matsushita Electric Industrial
  Co., Ltd.                           49,000          910,269

DRUGS & PHARMACEUTICALS 0.5%
Cawachi Ltd.                           1,300           34,891
Dainippon Sumitomo Pharma Co.,
  Ltd.                                 1,000            9,284
Nippon Shinyaku Co., Ltd.              3,000           26,394
Taisho Pharmaceutical Co., Ltd.        9,000          176,964

                                                            See financial notes.
 58  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Takeda Pharmaceutical Co., Ltd.        6,800          476,890
Torii Pharmaceutical Co., Ltd.         1,200           21,081
                                                  ---------------
                                                      745,504
ELECTRIC UTILITIES 0.2%
Hokkaido Electric Power Co.,
  Inc.                                 9,300          200,853
The Kansai Electric Power Co.,
  Inc.                                 2,400           54,745
                                                  ---------------
                                                      255,598

FURNITURE & HOUSEHOLD ITEMS 0.2%
Sankyo Co., Ltd.                       5,700          230,226

INFORMATION & SERVICES 0.0%
Autobacs Seven Co., Ltd.                 300            7,773
TKC Corp.                                700           12,617
                                                  ---------------
                                                       20,390

INSTRUMENTS 0.0%
Hitachi Medical Corp.                  2,000           20,369

INSURANCE 1.3%
Aioi Insurance Co., Ltd.              17,000           98,383
Millea Holdings, Inc.                 17,900          717,002
Mitsui Sumitomo Insurance Co.,
  Ltd.                                42,000          491,265
Nissay Dowa General Insurance
  Co., Ltd.                            1,000            6,100
T&D Holdings, Inc.                     7,150          437,926
The Fuji Fire and Marine
  Insurance Co., Ltd.                 29,000           98,651
                                                  ---------------
                                                    1,849,327

IT HARDWARE 0.7%
Dainippon Screen Mfg. Co., Ltd.       17,000          102,014
Futaba Corp.                           2,800           61,553
NEC Corp.                             81,000          391,519
Omron Corp.                           13,200          347,758
Toshiba Tec Corp.                     16,000           98,468
                                                  ---------------
                                                    1,001,312
LAND & WATER TRANSPORTATION 0.2%
Nippon Yusen Kabushiki Kaisha         35,000          339,892

MAINFRAME & MINICOMPUTERS 0.2%
Casio Computer Co., Ltd.              14,600          208,380
Japan Digital Laboratory Co.,
  Ltd.                                 1,800           25,707
                                                  ---------------
                                                      234,087

METAL PRODUCTS & MACHINERY 1.6%
Aida Engineering Ltd.                  1,000            6,401
Bosch Corp.                           15,000           72,654
Fuji Electric Holdings Co., Ltd.      39,000          173,160
Fuji Machine Manufacturing Co.,
  Ltd.                                 2,400           46,487
Heiwa Corp.                            2,800           32,907
Hitachi Ltd.                          28,000          185,330
Hitachi Maxell Ltd.                    5,800           62,496
Mitsubishi Heavy Industries Ltd.      97,000          630,630
NGK Spark Plug Co., Ltd.              15,000          231,889

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Nitto Kogyo Corp.                      2,300           35,296
Sekisui Jushi Corp.                    3,000           26,393
Toshiba Corp.                         78,000          724,813
Toyo Seikan Kaisha Ltd.                3,000           56,399
                                                  ---------------
                                                    2,284,855

MISCELLANEOUS FINANCE 0.3%
Daiwa Securities Group, Inc.          13,000          123,013
Shinsei Bank Ltd.                     71,000          222,662
                                                  ---------------
                                                      345,675

OIL DISTRIBUTION 0.5%
Idemitsu Kosan Co., Ltd.               2,500          279,646
Nippon Mining Holdings, Inc.          43,000          428,734
                                                  ---------------
                                                      708,380

PHOTO-OPTICAL, MICROS & OFFICE
  MACHINERY 1.5%
Canon, Inc.                           21,300        1,155,852
Fujifilm Holdings Corp.               15,800          725,917
Riso Kagaku Corp.                      1,200           24,305
Seiko Epson Corp.                     11,900          293,718
                                                  ---------------
                                                    2,199,792

PUBLISHING, BROADCASTING &
  CINEMA 0.4%
Dai Nippon Printing Co., Ltd.         16,000          228,159
Fuji Television Network, Inc.             29           58,207
Hakuhodo DY Holdings, Inc.               470           32,925
Toppan Printing Co., Ltd.             29,000          297,787
TV Asahi Corp.                             6            9,649
                                                  ---------------
                                                      626,727

REAL ESTATE DEVELOPMENT 0.1%
Hankyu Hanshin Holdings, Inc.         25,000          127,419

RESTAURANTS, HOTELS &
  THEATERS 0.2%
Fields Corp.                              20           27,045
H.I.S. Co., Ltd.                         700           13,163
Namco Bandai Holdings, Inc.              800           11,588
Sega Sammy Holdings, Inc.             17,000          225,935
                                                  ---------------
                                                      277,731

RETAIL 0.2%
Aichi Toyota Motor Co., Ltd.           2,000           30,962
Alpen Co., Ltd.                        1,900           25,401
Aoyama Trading Co., Ltd.               4,400          111,568
Daiichikosho Co., Ltd.                 1,700           18,962
Uny Co., Ltd.                         14,000          121,774
                                                  ---------------
                                                      308,667

SOFTWARE 0.3%
Fujitsu Business Systems Ltd.            200            3,336
Fujitsu Ltd.                          63,000          443,263
                                                  ---------------
                                                      446,599

TEXTILES & APPAREL 0.1%
Japan Wool Textile Co., Ltd.           3,000           24,163
Kurabo Industries Ltd.                 9,000           22,337
Onward Kashiyama Co., Ltd.            11,000          110,995
Tokyo Style Co., Ltd.                  1,000           10,375
                                                  ---------------
                                                      167,870

See financial notes.
                                            Laudus Funds Semi-Annual Report   59

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
TRADING COMPANY 1.9%
Itochu Corp.                          46,000          555,329
Mitsubishi Corp.                      32,300        1,017,288
Mitsui & Co., Ltd.                     9,000          217,655
Sojitz Corp.                          70,900          306,578
Sumitomo Corp.                        32,800          629,960
                                                  ---------------
                                                    2,726,810

WHOLESALE 0.2%
Kamei Corp.                            2,000           11,477
Nagase & Co., Ltd.                     6,000           70,750
Ryosan Co., Ltd.                       1,900           47,511
Sumitomo Forestry Co., Ltd.           11,000           90,553
Trusco Nakayama Corp.                    300            5,188
                                                  ---------------
                                                      225,479
                                                  ---------------
                                                   29,210,892
NETHERLANDS 2.6%
-----------------------------------------------------------------

BANKS & CREDIT INSTITUTIONS 1.4%
ABN AMRO Holding N.V.                  5,500          289,041
ING Groep N.V. -- CVA                 37,600        1,670,926
                                                  ---------------
                                                    1,959,967

BASIC MINERALS & METALS 0.2%
ArcelorMittal                          2,800          220,156

CHEMICALS & RUBBER 1.0%
Akzo Nobel N.V.                       10,800          890,051
Koninklijke DSM N.V.                  10,400          560,292
                                                  ---------------
                                                    1,450,343

FURNITURE & HOUSEHOLD ITEMS 0.0%
Hunter Douglas N.V.                       12            1,074

INFORMATION & SERVICES 0.0%
Vedior N.V. C.V.A                      1,015           22,342

LAND & WATER TRANSPORTATION 0.0%
TNT N.V.                                 530           22,203

WHOLESALE 0.0%
Buhrmann N.V.                          6,000           65,612
                                                  ---------------
                                                    3,741,697

NEW ZEALAND 0.1%
-----------------------------------------------------------------
AIRLINES 0.1%
Air New Zealand Ltd.                  53,400           99,543

NORWAY 0.6%
-----------------------------------------------------------------
INTEGRATED OIL COMPANIES 0.4%
Statoil A.S.A.                        16,100          549,395

OIL DRILLING & SERVICES 0.2%
Aker A.S.A., Class A                   4,400          310,374
                                                  ---------------
                                                      859,769

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

PORTUGAL 0.6%
-----------------------------------------------------------------

CONSTRUCTION MATERIALS 0.1%
CIMPOR-Cimentos de Portugal,
  SGPS S.A.                            9,851           81,771

ELECTRIC UTILITIES 0.5%
EDP -- Energias de Portugal S.A.     118,638          693,778

FOREST PRODUCTS & PAPER 0.0%
Sonae Industrial SGPS S.A. *           1,150           12,976

REAL ESTATE DEVELOPMENT 0.0%
Teixeira Duarte -- Engenharia e
  Construcoes S.A.                     2,653            7,769
                                                  ---------------
                                                      796,294

SINGAPORE 1.3%
-----------------------------------------------------------------

AIRLINES 0.2%
Singapore Airlines Ltd.               20,540          256,649

AUTOS 0.1%
Jardine Cycle & Carriage Ltd.         13,000          161,463

BANKS & CREDIT INSTITUTIONS 0.0%
United Overseas Bank Ltd.              3,000           44,543

CHEMICALS & RUBBER 0.0%
NatSteel Group Ltd.                   15,000           16,956

COMMERCIAL AIRCRAFT &
  COMPONENTS 0.2%
Singapore Technologies
  Engineering Ltd. (ST Engg)          81,000          212,160

CONSTRUCTION & HOMEBUILDING 0.2%
Keppel Corp., Ltd.                    24,000          232,235

FINANCIAL INVESTMENTS 0.0%
Metro Holdings Ltd.                   22,000           15,380

GOVERNMENT AIRCRAFT &
  DEFENSE 0.0%
SembCorp Industries Ltd.              13,000           56,426

LAND & WATER TRANSPORTATION 0.0%
K1 Ventures Ltd. *                   112,000           24,051
Neptune Orient Lines Ltd.              9,000           32,042
                                                  ---------------
                                                       56,093

MISCELLANEOUS FINANCE 0.4%
DBS Group Holdings Ltd.               34,000          492,624
UOB-Kay Hian Holdings Ltd.            16,000           23,139
                                                  ---------------
                                                      515,763

OIL DISTRIBUTION 0.0%
Singapore Petroleum Co., Ltd.         13,000           59,510

                                                            See financial notes.
 60  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
REAL ESTATE DEVELOPMENT 0.2%
Fraser & Neave Ltd.                   14,000           53,588
Ho Bee Investment Ltd.                44,000           64,430
MCL Land Ltd.                          3,000            5,316
Wing Tai Holdings Ltd.                38,000           98,525
                                                  ---------------
                                                      221,859
RESTAURANTS, HOTELS &
  THEATERS 0.0%
Hotel Grand Central Ltd.              26,000           20,299
Hotel Plaza Ltd.                      33,000           48,182
                                                  ---------------
                                                       68,481
                                                  ---------------
                                                    1,917,518

SPAIN 4.9%
-----------------------------------------------------------------

AIRLINES 0.1%
Iberia Lineas Aereas de Espana
  S.A.                                31,021          151,634

BANKS & CREDIT INSTITUTIONS 1.8%
Banco Bilbao Vizcaya Argentaria
  S.A.                                12,456          292,158
Banco Santander Central Hispano
  S.A.                               119,000        2,317,621
                                                  ---------------
                                                    2,609,779

COMMUNICATIONS UTILITIES 1.7%
Telefonica S.A.                       89,100        2,489,295

CONSTRUCTION MATERIALS 0.1%
Cementos Portland Valderrivas
  S.A.                                 1,572          171,069

GAS & OTHER PUBLIC
  UTILITIES 0.2%
Fomento de Construcciones y
  Contratas S.A. (FCC)                 3,400          274,928

INTEGRATED OIL COMPANIES 0.8%
Repsol YPF S.A.                       31,800        1,131,574

RESTAURANTS, HOTELS &
  THEATERS 0.2%
Sol Melia S.A.                        11,512          217,127
                                                  ---------------
                                                    7,045,406

SWEDEN 2.6%
-----------------------------------------------------------------

AIRLINES 0.1%
SAS AB *                               6,702          119,943

AUTOS 0.8%
Volvo AB, Class B                     67,500        1,171,350

BASIC MINERALS & METALS 0.3%
Boliden AB                            16,070          342,865

CELLULAR & WIRELESS 0.7%
TeliaSonera AB                       117,000        1,054,274

COMMUNICATIONS UTILITIES 0.3%
Tele2 AB, Class B                     22,000          474,854

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

FOREST PRODUCTS & PAPER 0.0%
Svenska Cellulosa AB (SCA),
  Class B                              1,667           31,010

IT HARDWARE 0.4%
Telefonaktiebolaget LM Ericsson,
  Class B                            130,798          520,709
                                                  ---------------
                                                    3,715,005

SWITZERLAND 5.7%
-----------------------------------------------------------------

AGRICULTURE, FOOD &
  BEVERAGE 0.5%
Nestle S.A. -- Reg'd                   1,667          747,300

AIRLINES 0.0%
Swissair Group (a)*                       30               --

AUTOS 0.1%
Rieter Holding AG -- Reg'd               360          195,297

BASIC MINERALS & METALS 0.1%
Georg Fischer AG -- Reg'd *               78           53,693

CHEMICALS & RUBBER 0.1%
Clariant AG -- Reg'd *                 8,690          106,460

CONSTRUCTION MATERIALS 0.7%
Forbo Holding AG *                        33           19,644
Holcim Ltd. -- Reg'd                   8,600          948,581
                                                  ---------------
                                                      968,225

DRUGS & PHARMACEUTICALS 1.1%
Ciba Specialty Chemicals AG --
  Reg'd                                5,600          285,209
Novartis AG -- Reg'd                  12,000          660,159
Roche Holding AG                       3,700          669,967
                                                  ---------------
                                                    1,615,335

ELECTRIC UTILITIES 0.0%
Energiedienst Holding AG --
  Reg'd *                                 46           24,737

INFORMATION & SERVICES 0.3%
Adecco S.A. -- Reg'd                   6,531          385,585

INSURANCE 1.5%
Baloise Holding AG -- Reg'd            1,200          121,125
Helvetia Holding AG                      150           51,399
Schweizerische National-
  Versicherungs-Gesellschaft --
  Reg'd                                  153          118,398
Swiss Life Holding -- Reg'd *          1,760          455,788
Zurich Financial Services AG --
  Reg'd                                4,800        1,438,918
                                                  ---------------
                                                    2,185,628

METAL PRODUCTS & MACHINERY 0.1%
Bucher Industries AG -- Reg'd            840          156,108

MISCELLANEOUS FINANCE 1.2%
Credit Suisse Group -- Reg'd           3,300          219,331
UBS AG -- Reg'd                       26,867        1,443,501
                                                  ---------------
                                                    1,662,832

See financial notes.
                                            Laudus Funds Semi-Annual Report   61

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
RETAIL 0.0%
Charles Vogele Holding AG *              107            9,437

WHOLESALE 0.0%
Bobst Group AG -- Reg'd                  315           22,952
                                                  ---------------
                                                    8,133,589

UNITED KINGDOM 22.4%
-----------------------------------------------------------------

AIRLINES 0.2%
British Airways plc *                 42,000          328,513

AUTOS 0.3%
GKN plc                               49,951          361,181

BANKS & CREDIT INSTITUTIONS 2.5%
Barclays plc                          20,800          252,852
HBOS plc                              12,000          224,562
HSBC Holdings plc                     54,600        1,008,326
Royal Bank of Scotland Group plc     189,900        2,048,990
                                                  ---------------
                                                    3,534,730
BASIC MINERALS & METALS 3.7%
Anglo American plc                    26,754        1,792,204
BHP Billiton plc                      31,101        1,112,616
Kazakhmys plc                         21,193          606,620
Rio Tinto plc                         17,991        1,548,428
Xstrata plc                            4,112          273,075
                                                  ---------------
                                                    5,332,943

CELLULAR & WIRELESS 2.5%
Vodafone Group plc                   983,371        3,544,545

CHEMICALS & RUBBER 0.0%
Imperial Chemical Industries plc         160            2,121

COMMERCIAL AIRCRAFT &
  COMPONENTS 0.2%
Rolls-Royce Group plc *               26,000          277,555

CONSTRUCTION & HOMEBUILDING 0.1%
Barratt Developments plc               1,403           21,455
Bellway plc                              900           18,973
Persimmon plc                          7,777          152,624
                                                  ---------------
                                                      193,052

CONSTRUCTION MATERIALS 0.0%
Cookson Group plc                      2,518           39,337
DRUGS & PHARMACEUTICALS 0.9%
AstraZeneca plc                        8,610          430,939
GlaxoSmithKline plc                   30,800          816,911
                                                  ---------------
                                                    1,247,850
ELECTRIC UTILITIES 1.2%
British Energy Group plc              40,252          437,301
Centrica plc                         142,000        1,103,547
Drax Group plc                         7,723           95,960
                                                  ---------------
                                                    1,636,808

FINANCIAL INVESTMENTS 0.3%
3i Group plc                          22,295          455,142

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

GAS & OTHER PUBLIC
  UTILITIES 0.5%
Kelda Group plc                        1,974           34,775
United Utilities plc                  50,400          720,572
                                                  ---------------
                                                      755,347

GOVERNMENT AIRCRAFT &
  DEFENSE 0.8%
BAE Systems plc                      116,789        1,173,620

INFORMATION & SERVICES 0.0%
G4S plc                                6,755           27,827

INSTRUMENTS 0.3%
Smiths Group plc                      20,580          450,101

INSURANCE 2.8%
Aviva plc                             82,600        1,238,480
Brit Insurance Holdings plc            8,632           60,143
Old Mutual plc                       258,243          844,380
Prudential plc                        87,000        1,333,406
Standard Life plc                    101,838          600,260
                                                  ---------------
                                                    4,076,669

INTEGRATED OIL COMPANIES 4.1%
BP plc                                96,427        1,115,404
Royal Dutch Shell plc, Class A        67,600        2,785,027
Royal Dutch Shell plc, Class B        47,400        1,944,897
                                                  ---------------
                                                    5,845,328

PUBLISHING, BROADCASTING &
  CINEMA 0.7%
Reed Elsevier plc                     13,568          171,524
Trinity Mirror plc                    14,737          123,969
WPP Group plc                         53,200          717,810
                                                  ---------------
                                                    1,013,303

REAL ESTATE DEVELOPMENT 0.0%
Capital & Regional plc                   757           11,369

REAL ESTATE INVESTMENT
  TRUSTS 0.0%
Land Securities Group plc                389           13,356

RESTAURANTS, HOTELS &
  THEATERS 0.6%
Compass Group plc                    116,000          715,282
Luminar plc                              877           10,796
Millennium & Copthorne Hotel plc      19,200          188,836
                                                  ---------------
                                                      914,914

RETAIL 0.2%
Home Retail Group plc                  3,559           27,037
Tesco plc                             23,000          206,159
                                                  ---------------
                                                      233,196

SOFTWARE 0.1%
LogicaCMG plc                         59,252          182,822

                                                            See financial notes.
 62  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
WHOLESALE 0.4%
Wolseley plc                          32,878          555,084
                                                  ---------------
                                                   32,206,713
                                                  ---------------
TOTAL COMMON STOCK
  (COST $118,680,606)                             141,540,450
                                                  ---------------

RIGHTS 0.1% OF NET ASSETS

BELGIUM 0.1%
-----------------------------------------------------------------
Fortis NPV *                          12,600          193,265
                                                   --------------
TOTAL RIGHTS (COST $190,141)                          193,265
                                                   --------------

SECURITY                           FACE AMOUNT       VALUE
RATE, MATURITY DATE                    ($)            ($)
SHORT-TERM INVESTMENT 0.6% OF NET ASSETS

REPURCHASE AGREEMENT 0.6%
-----------------------------------------------------------------
Fixed Income Clearing Corp.
  dated 09/28/07, due 10/01/07
  at 4.65%, with a maturity
  value of $800,310 (fully
  collateralized by Federal Farm
  Credit Bank with a value of
  $818,566.)                         800,000          800,000
                                                  ---------------
TOTAL SHORT-TERM INVESTMENT
  (COST $800,000)                                     800,000
                                                  ---------------
-----------------------------------------------------------------
END OF INVESTMENTS.

At 09/30/07, the tax basis cost of the fund's investments was $119,966,403 and the unrealized appreciation and depreciation were $26,291,698 and ($3,724,386), respectively, with a net unrealized appreciation of $22,567,312.

At 09/30/07, the prices of certain foreign securities held by the fund aggregating $140,952,961 were adjusted from their closing market prices following the guidelines adopted by the fund's Board of Trustees.

*  Non-income producing security.

(a) Bankrupt security/delisted.

(b) Fair-valued by Management.

See financial notes.
                                            Laudus Funds Semi-Annual Report   63

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS as of September 30, 2007 (Unaudited)

                                         COST           VALUE
HOLDINGS BY CATEGORY                      ($)            ($)
----------------------------------------------------------------
 94.9%     COMMON STOCK               189,821,883    204,999,725
  1.4%     PREFERRED STOCK             2,489,077       3,047,621
   --%     RIGHTS                             --             312
  4.6%     SHORT-TERM INVESTMENT       9,917,000       9,917,000
----------------------------------------------------------------
100.9%     TOTAL INVESTMENTS          202,227,960    217,964,658
 (0.9)%    OTHER ASSETS AND
           LIABILITIES                                (1,894,250)
----------------------------------------------------------------
100.0%     NET ASSETS                                216,070,408

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
COMMON STOCK 94.9% OF NET ASSETS

ARGENTINA 0.2%
-----------------------------------------------------------------
COMMUNICATIONS UTILITIES 0.1%
Telecom Argentina S.A. ADR *            9,500         233,225
Telefonica de Argentina S.A. ADR        1,700          25,143
                                                  ---------------
                                                      258,368
OIL DISTRIBUTION 0.1%
Petrobras Energia
  Participaciones S.A. ADR             17,400         174,870
                                                  ---------------
                                                      433,238

AUSTRALIA 5.1%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.3%
Coca-Cola Amatil Ltd.                  51,300         408,559
Goodman Fielder Ltd.                  136,900         312,688
                                                  ---------------
                                                      721,247

AIRLINES 0.1%
Qantas Airways Ltd.                    41,600         205,532

BASIC MINERALS & METALS 1.3%
BlueScope Steel Ltd.                   65,600         625,203
Felix Resources Ltd.                   11,600          58,854
Fortescue Metals Group Ltd. *           9,200         386,529
Jubilee Mines NL                       11,000         168,922
Lihir Gold Ltd. *                     171,500         609,724
Macmahon Holdings Ltd.                 44,700          66,214
Minara Resources Ltd.                  36,900         211,592
OneSteel Ltd.                          19,500         119,039
Portman Ltd. *                         15,100         153,547
Sally Malay Mining Ltd.                15,700          67,510
Zinifex Ltd.                           16,500         258,841
                                                  ---------------
                                                    2,725,975

BEER, LIQUOR, & TOBACCO 0.4%
Foster's Group Ltd.                   163,400         944,682

CHEMICALS & RUBBER 0.6%
Incitec Pivot Ltd.                      3,500         264,530
Nufarm Ltd.                            15,800         187,758
Orica Ltd.                             27,500         733,237
                                                  ---------------
                                                    1,185,525

CONSTRUCTION & HOMEBUILDING 0.3%
Leighton Holdings Ltd.                 11,900         541,086

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

CONSTRUCTION MATERIALS 0.3%
Adelaide Brighton Ltd.                 46,500         162,751
Boral Ltd.                             66,900         425,552
                                                  ---------------
                                                      588,303

FURNITURE & HOUSEHOLD ITEMS 0.2%
Amcor Ltd.                             79,400         518,726

INFORMATION & SERVICES 0.2%
Flight Centre Ltd.                      5,300         101,535
WorleyParsons Ltd.                      9,500         355,345
                                                  ---------------
                                                      456,880

INSURANCE 0.1%
Insurance Australia Group Ltd.         37,500         174,148

LAND & WATER TRANSPORTATION 0.1%
Toll Holdings Ltd.                     26,100         302,812

MISCELLANEOUS FINANCE 0.1%
ASX Ltd.                                3,000         142,592

OIL & COAL RESOURCES 0.6%
Origin Energy Ltd.                     76,300         694,514
Santos Ltd.                            52,900         703,836
                                                  ---------------
                                                    1,398,350

OIL DISTRIBUTION 0.0%
Caltex Australia Ltd.                   1,800          37,534

PUBLISHING, BROADCASTING & CINEMA 0.1%
West Australian Newspapers
  Holdings Ltd.                        15,900         218,369

REAL ESTATE DEVELOPMENT 0.1%
Lend Lease Corp., Ltd.                 10,000         167,177

RESTAURANTS, HOTELS & THEATERS 0.2%
TABCORP Holdings Ltd.                  25,900         347,551

TEXTILES & APPAREL 0.0%
Pacific Brands Ltd.                    12,700          34,800

WHOLESALE 0.1%
Sims Group Ltd.                         8,400         239,736
                                                  ---------------
                                                   10,951,025

AUSTRIA 0.8%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.2%
Voestalpine AG                          5,600         484,176

GAS & OTHER PUBLIC UTILITIES 0.2%
EVN AG                                  3,510         452,787

OIL DISTRIBUTION 0.2%
OMV AG                                  6,200         414,599

REAL ESTATE DEVELOPMENT 0.1%
Immofinanz Immobilien Analagen
  AG *                                 20,000         249,669

RETAIL 0.1%
Meinl European Land Ltd. *              5,519          78,878
                                                  ---------------
                                                    1,680,109

                                                            See financial notes.
 64  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
BELGIUM 1.3%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.1%
Banque Nationale de Belgique
  (BNB)                                    48         231,400

BASIC MINERALS & METALS 0.2%
Umicore                                 1,900         453,307
CHEMICALS & RUBBER 0.3%
Solvay S.A.                             3,800         551,113

COMMUNICATIONS UTILITIES 0.1%
Belgacom S.A.                           5,400         250,239

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.1%
Agfa Gevaert N.V.                       8,000         153,800

RESTAURANTS, HOTELS & THEATERS 0.0%
S.A. D'Ieteren N.V.                       164          73,483

RETAIL 0.5%
Delhaize Group                         10,800       1,036,698
                                                  ---------------
                                                    2,750,040

BRAZIL 0.9%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.0%
Banco Nossa Caixa S.A.                  3,400          59,542

BASIC MINERALS & METALS 0.2%
Acos Villares S.A.                    206,000          88,784
Companhia Siderurgica Nacional
  S.A. (CSN)                            2,400         168,707
Sider Paulista Cos.                     1,900         148,745
                                                  ---------------
                                                      406,236

BEER, LIQUOR, & TOBACCO 0.1%
Souza Cruz S.A.                         6,600         171,391

CHEMICALS & RUBBER 0.0%
Copesul-Companhia Petroquinica
  do Sul                                4,800          98,881

ELECTRIC UTILITIES 0.3%
Bradespar S.A.                          9,200         530,267
EDP -- Energias do Brasil S.A.          7,000         116,438
                                                  ---------------
                                                      646,705

GAS & OTHER PUBLIC UTILITIES 0.2%
Companhia de Saneamento Basico
  do Estado de Sao Paulo               13,000         325,886
Companhia de Saneamento de Minas
  Gerais -- Copasa MG                   7,200         117,840
                                                  ---------------
                                                      443,726

INSURANCE 0.1%
Porto Seguro S.A.                       4,800         184,353
                                                  ---------------
                                                    2,010,834

CANADA 5.7%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.3%
George Weston Ltd.                      8,400         599,608

AUTOS 0.4%
Magna International, Inc.               9,600         926,075

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

BASIC MINERALS & METALS 1.1%
FNX Mining Co., Inc. *                 10,200         338,513
Gerdau Ameristeel Corp.                19,160         227,112
Inmet Mining Corp.                      4,600         461,318
Kinross Gold Corp. *                    8,100         121,013
Lundin Mining Corp. *                  17,200         219,788
Teck Cominco Ltd., Class B              9,700         460,498
Yamana Gold, Inc.                      49,500         584,753
                                                  ---------------
                                                    2,412,995

CHEMICALS & RUBBER 0.9%
Agrium, Inc.                            4,280         233,138
Methanex Corp.                         18,304         460,613
Potash Corp. of Saskatchewan,
  Inc.                                 12,200       1,288,504
                                                  ---------------
                                                    1,982,255

COMMUNICATIONS UTILITIES 0.2%
Telus Corp.                             8,300         467,300

DRUGS & PHARMACEUTICALS 0.1%
Biovail Corp.                           9,404         163,753

FINANCIAL INVESTMENTS 0.3%
Industrial Alliance Insurance
  and Financial Services, Inc.         14,500         568,542

GAS & OTHER PUBLIC UTILITIES 0.5%
ATCO Ltd., Class I                      7,800         455,539
Canadian Utilities Ltd., Class A       11,500         562,484
                                                  ---------------
                                                    1,018,023

GOVERNMENT AIRCRAFT & DEFENSE 0.1%
Bombardier, Inc., Class B *            16,100          95,663

INSURANCE 0.2%
Power Corp. of Canada                  11,200         448,833
Power Financial Corp.                     100           4,173
                                                  ---------------
                                                      453,006

IT HARDWARE 0.1%
Nortel Networks Corp. *                13,009         220,511

LAND & WATER TRANSPORTATION 0.0%
Canadian Pacific Railway Ltd.           1,100          77,414

OIL & COAL RESOURCES 0.6%
Addax Petroleum Corp.                  13,200         520,621
Canetic Resources Trust                 2,880          43,809
Nexen, Inc.                            15,300         467,468
Sherritt International Corp.           22,500         360,127
                                                  ---------------
                                                    1,392,025

PUBLISHING, BROADCASTING & CINEMA 0.2%
Yellow Pages Income Fund               31,700         432,801

REAL ESTATE DEVELOPMENT 0.1%
MI Developments, Inc., Class A          4,300         142,404

REAL ESTATE INVESTMENT TRUSTS 0.1%
Calloway Real Estate Investment
  Trust                                 5,100         127,109

See financial notes.
                                            Laudus Funds Semi-Annual Report   65

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
RETAIL 0.3%
Empire Co., Ltd., Class A              10,800         534,761
Shoppers Drug Mart Corp.                1,200          65,607
                                                  ---------------
                                                      600,368

SOFTWARE 0.1%
CGI Group, Inc., Class A *             25,400         290,862

WHOLESALE 0.1%
Finning International, Inc.             9,030         291,059
                                                  ---------------
                                                   12,261,773

CHILE 0.3%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
Embotelladora Andina S.A. Series
  A ADR                                 1,817          31,252
Embotelladora Andina S.A. Series
  B ADR                                 2,000          37,260
                                                  ---------------
                                                       68,512

AIRLINES 0.2%
Lan Airlines S.A. ADR                  19,600         314,580

BEER, LIQUOR, & TOBACCO 0.1%
Compania Cervecerias Unidas S.A.
  ADR                                   3,800         146,300

ELECTRIC UTILITIES 0.0%
Enersis S.A. ADR                        1,600          28,384

INSURANCE 0.0%
Administradora de Fondos de
  Pensiones Provida S.A. ADR              266           9,781
                                                  ---------------
                                                      567,557

CHINA 2.9%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
China Yurun Food Group Ltd.           124,000         178,148

AUTOS 0.1%
Jiangling Motors Corp., Ltd.          109,000         170,921

BANKS & CREDIT INSTITUTIONS 0.2%
CITIC International Financial
  Holdings Ltd.                       250,000         199,459
Industrial and Commercial Bank
  of China (Asia) Ltd.                 82,000         227,965
                                                  ---------------
                                                      427,424

BASIC MINERALS & METALS 0.3%
Bengang Steel Plates Co., Ltd.        218,800         258,377
Jiangxi Copper Co., Ltd., Class
  H                                   103,000         330,628
Maanshan Iron and Steel Co.           122,000         132,776
                                                  ---------------
                                                      721,781

CONSTRUCTION & HOMEBUILDING 0.0%
China State Construction
  International Holdings Ltd.          52,000          67,054

DRUGS & PHARMACEUTICALS 0.1%
Shanghai Industrial Holdings
  Ltd.                                 39,000         193,980

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

ELECTRIC UTILITIES 0.1%
Datang International Power
  Generation Co., Ltd., Class H        90,000         102,974
Huadian Power International
  Corp., Ltd., Class H                 68,000          43,418
Huaneng Power International,
  Inc.                                 88,000         116,923
                                                  ---------------
                                                      263,315

FINANCIAL INVESTMENTS 0.1%
China Everbright Ltd. *                72,000         255,114

INSURANCE 0.1%
PICC Property & Casualty Co.,
  Ltd., Class H                       146,000         283,108

LAND & WATER TRANSPORTATION 0.4%
China Shipping Container Lines
  Co., Ltd., Class H                  286,750         221,437
China Shipping Development Co.
  Ltd.                                102,000         329,218
Sinotrans Ltd., Class H               168,000         102,485
Zhejiang Expressway Co., Ltd.,
  Class H                             192,000         271,824
                                                  ---------------
                                                      924,964

MAINFRAME & MINICOMPUTERS 0.2%
Lenovo Group Ltd.                     450,000         343,090

METAL PRODUCTS & MACHINERY 0.4%
China International Marine
  Containers (Group) Co., Ltd.,
  Class B                              73,600         158,240
Harbin Power Equipment Co.,
  Ltd., Class H                        92,000         229,977
Jingwei Textile Machinery Co.,
  Ltd., Class H                        96,000          71,149
Shanghai Electric Group Co.,
  Ltd., Class H                       412,000         319,477
                                                  ---------------
                                                      778,843

OIL & COAL RESOURCES 0.1%
Yanzhou Coal Mining Co., Ltd.,
  Class H                             108,000         220,858

OIL DRILLING & SERVICES 0.1%
China Oilfield Services Ltd.           34,000          77,766

REAL ESTATE DEVELOPMENT 0.3%
COSCO International Holdings
  Ltd.                                130,000         130,823
Greentown China Holdings Ltd.          95,000         221,150
Guangzhou Investment Co., Ltd.        616,000         191,875
Shenzhen Investment Ltd.              200,000         177,476
                                                  ---------------
                                                      721,324

SOFTWARE 0.0%
Digital China Holdings Ltd.            75,000          43,443

TEXTILES & APPAREL 0.1%
Shenzhou International Group          107,000          50,492
Weiqiao Textile Co., Ltd., Class
  H                                    45,000          84,297
                                                  ---------------
                                                      134,789

                                                            See financial notes.
 66  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
WHOLESALE 0.2%
Dongfeng Motor Corp., Class H         372,000         325,811
TPV Technology Ltd.                   100,000          71,734
                                                  ---------------
                                                      397,545
                                                  ---------------
                                                    6,203,467

COLUMBIA 0.1%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.1%
BanColombia S.A. ADR                    7,500         259,875

DENMARK 0.2%
-----------------------------------------------------------------
CONSTRUCTION MATERIALS 0.2%
Rockwool International A/S              1,150         373,733

EGYPT 0.2%
-----------------------------------------------------------------
COMMUNICATIONS UTILITIES 0.2%
Telecom Egypt                         126,000         383,205

FINLAND 1.7%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.4%
Outokumpu Oyj                          11,000         395,582
Rautaruukki Oyj                         6,400         387,216
                                                  ---------------
                                                      782,798

CELLULAR & WIRELESS 0.3%
Elisa Oyj                              22,500         699,567

FOREST PRODUCTS & PAPER 0.4%
Stora Enso Oyj, Class R                23,400         454,375
UPM-Kymmene Oyj                        19,600         473,063
                                                  ---------------
                                                      927,438
INSURANCE 0.2%
Sampo Oyj, Class A                     15,000         456,980

METAL PRODUCTS & MACHINERY 0.4%
Metso Corp.                             7,600         522,552
Wartsila Corp., Class B                 4,600         314,909
                                                  ---------------
                                                      837,461
                                                  ---------------
                                                    3,704,244

FRANCE 4.7%
-----------------------------------------------------------------
AIRLINES 0.4%
Air France-KLM                         22,500         826,546

AUTOS 0.2%
PSA Peugeot Citroen                     5,400         446,490

BASIC MINERALS & METALS 0.3%
Eramet                                  1,120         407,907
Nexans S.A.                             1,000         164,208
                                                  ---------------
                                                      572,115

CHEMICALS & RUBBER 0.9%
Arkema *                                8,700         529,149
Compagnie Generale des
  Etablissements Michelin, Class
  B                                    10,300       1,388,846
                                                  ---------------
                                                    1,917,995

CONSTRUCTION MATERIALS 0.3%
Ciments Francais S.A.                   3,800         666,972

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

FOREST PRODUCTS & PAPER 0.0%
Sequana Capital                           334          11,017

GOVERNMENT AIRCRAFT & DEFENSE 0.1%
Thales S.A.                             6,000         351,569

INFORMATION & SERVICES 0.3%
Thomson                                39,000         594,835

LAND & WATER TRANSPORTATION 0.0%
Financiere de l'Odet                       24          10,518

METAL PRODUCTS & MACHINERY 0.1%
Haulotte Group                          3,500         132,038

MISCELLANEOUS FINANCE 0.1%
Natixis                                 7,700         171,229

OIL DRILLING & SERVICES 0.4%
Compagnie Generale de
  Geophysique-Veritas (CGG-
  Veritas) *                            2,880         936,634

PUBLISHING, BROADCASTING & CINEMA 0.4%
Publicis Groupe                        20,400         839,508

REAL ESTATE DEVELOPMENT 0.0%
Nexity                                  1,200          74,047

RESTAURANTS, HOTELS & THEATERS 0.4%
Sodexho Alliance S.A.                  12,600         871,097

SOFTWARE 0.6%
Atos Origin S.A. *                      6,300         366,231
Cap Gemini S.A.                        16,500       1,015,028
                                                  ---------------
                                                    1,381,259

TEXTILES & APPAREL 0.2%
Christian Dior S.A.                     3,500         447,213
                                                  ---------------
                                                   10,251,082

GERMANY 2.2%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.1%
ThyssenKrupp AG                         4,800         305,070

CHEMICALS & RUBBER 0.3%
Altana AG                               4,800         115,583
Lanxess                                 9,600         455,261
                                                  ---------------
                                                      570,844

COMMERCIAL AIRCRAFT & COMPONENTS 0.1%
MTU Aero Engines Holding AG             2,700         164,171

ELECTRIC UTILITIES 0.0%
MVV Energie AG                            551          23,162

GOVERNMENT AIRCRAFT & DEFENSE 0.2%
Rheinmetall AG                          5,200         412,528

INFORMATION & SERVICES 0.4%
Bilfinger Berger AG                     2,000         156,318
TUI AG *                               31,200         837,379
                                                  ---------------
                                                      993,697

INSURANCE 0.3%
Hannover Rueckversicherung AG          13,500         684,243

See financial notes.
                                            Laudus Funds Semi-Annual Report   67

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
IT HARDWARE 0.6%
Epcos AG                                6,400         125,425
Infineon Technologies AG *             69,000       1,187,450
                                                  ---------------
                                                    1,312,875

METAL PRODUCTS & MACHINERY 0.2%
GEA Group AG *                          4,272         149,951
Krones AG                                 800          64,586
KSB AG                                    180         160,279
                                                  ---------------
                                                      374,816
                                                  ---------------
                                                    4,841,406

GREECE 0.9%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.1%
Agricultural Bank of Greece            25,000         142,300

COMMUNICATIONS UTILITIES 0.1%
Hellenic Telecommunications
  Organization S.A. (OTE)               8,100         300,929

ELECTRIC UTILITIES 0.2%
Public Power Corp. S.A. (PPC)           9,900         391,989

OIL DISTRIBUTION 0.3%
Hellenic Petroleum S.A.                34,000         543,138

RESTAURANTS, HOTELS & THEATERS 0.2%
OPAP S.A.                              12,600         487,121
                                                  ---------------
                                                    1,865,477

HONG KONG 4.0%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Chaoda Modern Agriculture
  Holdings Ltd.                       204,000         165,430

AIRLINES 0.2%
Cathay Pacific Airways Ltd.           132,000         360,933

BANKS & CREDIT INSTITUTIONS 0.0%
Chinese Estates Holdings Ltd.           4,000           6,418

CONSTRUCTION MATERIALS 0.0%
Cheung Kong Infrastructure
  Holdings Ltd.                         1,000           3,750
Xinyi Glass Holdings Co, Ltd.          78,000         102,401
                                                  ---------------
                                                      106,151
ELECTRIC UTILITIES 0.4%
CLP Holdings Ltd.                      63,500         439,136
Hongkong Electric Holdings Ltd.        74,500         386,743
                                                  ---------------
                                                      825,879

FURNITURE & HOUSEHOLD ITEMS 0.0%
Chow Sang Sang Holdings
  International Ltd.                   54,000          75,648

GAS & OTHER PUBLIC UTILITIES 0.1%
Guangdong Investment Ltd.             306,000         208,984

INFORMATION & SERVICES 0.1%
Jardine Strategic Holdings Ltd.        16,000         252,863

INSURANCE 0.3%
Jardine Matheson Holdings Ltd.         19,600         560,460

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

IT HARDWARE 0.1%
Semiconductor Manufacturing
  International Corp. *             1,003,000         119,263

LAND & WATER TRANSPORTATION 0.1%
Hopewell Highway Infrastructure
  Ltd.                                 49,000          46,463
Transport International Holdings
  Ltd.                                 33,200         188,601
                                                  ---------------
                                                      235,064

METAL PRODUCTS & MACHINERY 0.0%
Chen Hsong Holdings Ltd.               52,000          38,321

MISCELLANEOUS FINANCE 0.2%
Guoco Group Ltd.                       16,000         217,955
Sun Hung Kai & Co., Ltd.              123,000         175,399
                                                  ---------------
                                                      393,354

PUBLISHING, BROADCASTING & CINEMA 0.1%
Television Broadcasts Ltd.             31,000         185,750

REAL ESTATE DEVELOPMENT 1.6%
Citic Pacific Ltd.                     44,000         280,048
Great Eagle Holdings Ltd.              48,000         181,739
Hang Lung Properties Ltd.             181,000         808,113
Hongkong Land Holdings Ltd.           121,000         546,044
Hopewell Holdings Ltd.                 77,000         366,716
Hopson Development Holdings Ltd.       70,000         231,991
Kowloon Development Co., Ltd.           1,000           2,548
New World China Land Ltd.             154,800         147,668
New World Development Co., Ltd.       212,000         583,823
The Wharf (Holdings) Ltd.              27,000         132,245
Wheelock & Co., Ltd.                   68,000         186,996
Wing On Co. International Ltd.         26,000          48,706
                                                  ---------------
                                                    3,516,637

RETAIL 0.6%
Dairy Farm International
  Holdings Ltd.                        27,900         131,052
Esprit Holdings Ltd.                   79,000       1,251,764
                                                  ---------------
                                                    1,382,816

WHOLESALE 0.1%
Yue Yuen Industrial (Holdings)
  Ltd.                                 63,000         188,409
                                                  ---------------
                                                    8,622,380

HUNGARY 0.3%
-----------------------------------------------------------------
COMMUNICATIONS UTILITIES 0.3%
Magyar Telekom Nyrt.                  110,000         614,074

INDIA 1.7%
-----------------------------------------------------------------
AUTOS 0.1%
Maruti Udyog Ltd.                       4,580         114,442
Tata Motors Ltd.                        7,490         150,181
                                                  ---------------
                                                      264,623

BANKS & CREDIT INSTITUTIONS 0.2%
Bank of India                          34,950         244,557
IFCI Ltd. *                            54,720         135,689
                                                  ---------------
                                                      380,246

                                                            See financial notes.
 68  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
BASIC MINERALS & METALS 0.6%
Hindalco Industries Ltd.               39,270         169,223
Hindustan Zinc Ltd.                     9,560         194,325
National Aluminium Co., Ltd.            6,740          50,405
Steel Authority Of India Ltd.          80,390         416,459
Sterlite Industries (India) Ltd.       15,380         288,337
Tata Steel Ltd.                         8,172         173,193
                                                  ---------------
                                                    1,291,942

CHEMICALS & RUBBER 0.0%
Gujarat Narmada Valley
  Fertilizers Co., Ltd.                12,560          49,791
Gujarat State Fertilizers &
  Chemicals Ltd.                        6,840          41,613
                                                  ---------------
                                                       91,404

CONSTRUCTION MATERIALS 0.2%
ACC Ltd.                                3,070          92,073
Ambuja Cements Ltd.                    35,370         127,720
Birla Corp., Ltd.                       6,600          55,333
Grasim Industries Ltd.                  2,050         180,431
Ultra Tech Cement Ltd.                  2,230          59,305
                                                  ---------------
                                                      514,862
CONSUMER DURABLES 0.0%
Hero Honda Motors Ltd.                    600          11,114

FINANCIAL INVESTMENTS 0.1%
Mahindra & Mahindra Ltd.                5,810         109,417
IT HARDWARE 0.1%
Bharat Electronics Ltd.                 2,560         117,650

METAL PRODUCTS & MACHINERY 0.1%
Bharat Heavy Electricals Ltd.           4,240         215,908
Jindal Steel & Power Ltd.                 150          19,415
                                                  ---------------
                                                      235,323
OIL DISTRIBUTION 0.0%
Gail India Ltd.                         9,980          94,749
SOFTWARE 0.3%
HCL Technologies Ltd.                  10,260          78,167
Satyam Computer Services Ltd.          42,760         478,166
                                                  ---------------
                                                      556,333
                                                  ---------------
                                                    3,667,663

INDONESIA 0.8%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.5%
PT Bank Central Asia Tbk              655,000         439,615
PT Bank Mandiri                       673,000         259,015
PT Bank Rakyat Indonesia              610,000         439,565
                                                  ---------------
                                                    1,138,195

BASIC MINERALS & METALS 0.2%
PT Aneka Tambang Tbk                  720,000         217,839
PT International Nickel
  Indonesia Tbk. (INCO)                33,000         228,962
                                                  ---------------
                                                      446,801

BEER, LIQUOR, & TOBACCO 0.0%
PT Hanjaya Mandala Sampoerna Tbk       23,000          34,766

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

INSURANCE 0.1%
PT Astra International Tbk             82,000         172,414

OIL DRILLING & SERVICES 0.0%
PT Apexindo Pratama Duta Tbk          227,000          58,262
                                                  ---------------
                                                    1,850,438

IRELAND 0.6%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.3%
Allied Irish Banks plc (AIB)           20,000         481,376
Bank of Ireland                        12,608         235,015
                                                  ---------------
                                                      716,391

CONSTRUCTION MATERIALS 0.2%
CRH plc                                10,800         425,298

OIL & COAL RESOURCES 0.1%
Dragon Oil plc *                       50,000         236,015

RESTAURANTS, HOTELS & THEATERS 0.0%
FBD Holdings plc                          775          24,119
                                                  ---------------
                                                    1,401,823

ISRAEL 0.9%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.7%
Bank Hapoalim B.M.                    155,000         801,725
Bank Leumi Le-Israel                  112,000         496,494
First International Bank of
  Israel Ltd. (FIBI) *                  8,000         104,887
Israel Discount Bank, Series A *       44,000         100,657
                                                  ---------------
                                                    1,503,763

COMMUNICATIONS UTILITIES 0.1%
Bezeq Israeli Telecommunication
  Corp., Ltd.                         140,000         242,456

OIL DISTRIBUTION 0.1%
Delek Group Ltd.                          700         169,513
                                                  ---------------
                                                    1,915,732

ITALY 4.3%
-----------------------------------------------------------------
AUTOS 0.1%
Fiat S.p.A.                            10,000         302,078

BANKS & CREDIT INSTITUTIONS 0.3%
Banca Popolare dell'Emilia
  Romagna S.c.r.l.                     14,400         327,046
Credito Bergamasco S.p.A.               4,628         223,744
                                                  ---------------
                                                      550,790

CHEMICALS & RUBBER 0.3%
Pirelli & C. S.p.A. *                 544,000         655,169

CONSTRUCTION MATERIALS 0.8%
Buzzi Unicem S.p.A.                    22,400         581,332
Cementir S.p.A. Cementerie del
  Tirreno                              18,000         181,886
Italcementi S.p.A.                     28,800         637,613
Italmobiliare S.p.A.                    2,600         324,482
                                                  ---------------
                                                    1,725,313

See financial notes.
                                            Laudus Funds Semi-Annual Report   69

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
ELECTRIC UTILITIES 0.4%
ACEA S.p.A.                            11,700         230,003
AEM S.p.A                             192,000         717,751
                                                  ---------------
                                                      947,754

FOREST PRODUCTS & PAPER 0.4%
IFIL -- Investments S.p.A.             70,000         754,542

INFORMATION & SERVICES 0.1%
Iride S.p.A.                           23,862          87,658
Societa Iniziative Autostradali
  e Servizi S.p.A. (SIAS)               1,326          20,029
                                                  ---------------
                                                      107,687

INSTRUMENTS 0.3%
Luxottica Group S.p.A.                 13,800         468,344
Safilo Group S.p.A.                    32,000         148,788
                                                  ---------------
                                                      617,132

INSURANCE 0.7%
Fondiaria -- Sai S.p.A.                16,800         789,263
Unipol Gruppo Finanziario S.p.A.      240,000         814,260
                                                  ---------------
                                                    1,603,523

PUBLISHING, BROADCASTING & CINEMA 0.4%
C.I.R. S.p.A. -- Compagnie
  Industriali Riunite                  55,000         213,807
Cofide S.p.A. -- Compagnia
  Finanziaria De Benedetti             25,209          42,980
Mediaset S.p.A.                        52,000         536,499
Mondadori (Arnoldo) Editore
  S.p.A.                               16,000         154,685
                                                  ---------------
                                                      947,971

RESTAURANTS, HOTELS & THEATERS 0.5%
Autogrill S.p.A.                       29,000         557,616
Lottomatica S.p.A.                     16,800         605,654
                                                  ---------------
                                                    1,163,270
                                                  ---------------
                                                    9,375,229

JAPAN 18.3%
-----------------------------------------------------------------
AIRLINES 0.0%
Japan Airlines Corp. *                 26,000          56,255

AUTOS 1.7%
Fuji Heavy Industries Ltd.            161,000         705,432
Kawasaki Heavy Industries Ltd.        272,000       1,059,310
Mazda Motor Corp.                     188,000         945,656
Yamaha Motor Co., Ltd.                 37,300         947,337
                                                  ---------------
                                                    3,657,735

BASIC MINERALS & METALS 1.6%
Hitachi Cable Ltd.                     67,000         413,903
Kobe Steel Ltd.                       114,000         423,574
Maruichi Steel Tube Ltd.                4,400         109,493
Mitsui Mining & Smelting Co.,
  Ltd.                                 16,000          68,577
Nisshin Steel Co., Ltd.               206,000         924,237
Pacific Metals Co., Ltd.               22,000         336,618
Sumitomo Metal Mining Co., Ltd.        22,000         530,320

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Tokyo Steel Manufacturing Co.,
  Ltd.                                  5,400          83,528
Yamato Kogyo Co., Ltd.                 12,800         611,569
                                                  ---------------
                                                    3,501,819

BEER, LIQUOR, & TOBACCO 0.5%
Asahi Breweries Ltd.                   67,300       1,024,229

CHEMICALS & RUBBER 1.8%
Asahi Kasei Corp.                      81,000         651,804
Dainippon Ink & Chemicals, Inc.       174,000         766,632
Kaneka Corp.                           76,000         636,594
Mitsubishi Rayon Co., Ltd.             87,000         613,472
Mitsui Chemicals, Inc.                 39,000         384,953
Sumitomo Rubber Industries Ltd.         1,400          17,552
Teijin Ltd.                            64,000         311,566
Tosoh Corp.                            71,000         458,370
                                                  ---------------
                                                    3,840,943

COMMUNICATIONS UTILITIES 0.1%
Rakuten, Inc.                             517         202,084

CONSTRUCTION & HOMEBUILDING 0.2%
Kinden Corp.                           50,000         455,710

CONSTRUCTION MATERIALS 0.7%
Nippon Electric Glass Co., Ltd.        74,000       1,184,459
Taiheiyo Cement Corp.                  12,000          45,458
Toto Ltd.                              51,000         369,061
                                                  ---------------
                                                    1,598,978

DRUGS & PHARMACEUTICALS 0.4%
Dainippon Sumitomo Pharma Co.,
  Ltd.                                 24,000         222,808
Taisho Pharmaceutical Co., Ltd.        16,000         314,603
Tanabe Seiyaku Co., Ltd.               21,000         264,369
                                                  ---------------
                                                      801,780

ELECTRIC UTILITIES 0.4%
Hokkaido Electric Power Co.,
  Inc.                                 41,300         891,961

FURNITURE & HOUSEHOLD ITEMS 0.4%
Matsushita Electric Works Ltd.         10,000         120,098
Sankyo Co., Ltd.                       18,500         747,223
                                                  ---------------
                                                      867,321

GOVERNMENT AIRCRAFT & DEFENSE 0.3%
Mitsui Engineering &
  Shipbuilding Co., Ltd.              124,000         698,274

INSTRUMENTS 0.2%
Yokogawa Electric Corp.                36,400         441,154

INSURANCE 0.7%
Aioi Insurance Co., Ltd.              162,000         937,530
Nissay Dowa General Insurance
  Co., Ltd.                            84,000         512,374
The Fuji Fire and Marine
  Insurance Co., Ltd.                   7,000          23,812
                                                  ---------------
                                                    1,473,716

IT HARDWARE 0.9%
Elpida Memory, Inc. *                     300          10,947
Fujikura Ltd.                          27,000         170,272
NEC Corp.                             156,000         754,037

                                                            See financial notes.
 70  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Omron Corp.                            38,600       1,016,927
Pioneer Corp.                             500           6,112
                                                  ---------------
                                                    1,958,295

LAND & WATER TRANSPORTATION 0.4%
Seino Holdings Co., Ltd.               18,000         165,745
West Japan Railway Co.                    146         695,598
                                                  ---------------
                                                      861,343

MAINFRAME & MINICOMPUTERS 0.4%
Casio Computer Co., Ltd.               60,800         867,774

METAL PRODUCTS & MACHINERY 2.4%
Bosch Corp.                            91,000         440,767
Fuji Electric Holdings Co., Ltd.       85,000         377,400
Hitachi Construction Machinery
  Co. Ltd.                             24,700         981,138
IHI Corp.                             306,000         956,650
Makita Corp.                           24,200       1,054,034
NGK Spark Plug Co., Ltd.               49,000         757,502
Toyo Seikan Kaisha Ltd.                34,700         652,353
                                                  ---------------
                                                    5,219,844

MISCELLANEOUS FINANCE 0.1%
Mitsubishi UFJ Securities Co.,
  Ltd. (a)                             21,000         187,039

OIL DISTRIBUTION 1.1%
Cosmo Oil Co., Ltd.                   149,000         705,389
Idemitsu Kosan Co., Ltd.                7,700         861,309
Nippon Mining Holdings, Inc.           64,000         638,115
Showa Shell Sekiyu K.K.                13,700         175,557
                                                  ---------------
                                                    2,380,370

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.4%
Seiko Epson Corp.                      36,800         908,305
PUBLISHING, BROADCASTING & CINEMA 0.9%
Dai Nippon Printing Co., Ltd.          53,000         755,777
Dentsu, Inc.                               27          76,454
Fuji Television Network, Inc.               4           8,028
Hakuhodo DY Holdings, Inc.              4,760         333,453
Nippon Television Network Corp.           730          93,799
Toppan Printing Co., Ltd.              60,000         616,111
TV Asahi Corp.                             99         159,220
                                                  ---------------
                                                    2,042,842

REAL ESTATE DEVELOPMENT 0.3%
Hankyu Hanshin Holdings, Inc.         107,000         545,355
Sekisui House Ltd.                      3,000          37,689
                                                  ---------------
                                                      583,044

RESTAURANTS, HOTELS & THEATERS 1.2%
Namco Bandai Holdings, Inc.            57,900         838,691
Oriental Land Co., Ltd.                16,000         926,508
Sega Sammy Holdings, Inc.              54,700         726,979
                                                  ---------------
                                                    2,492,178

RETAIL 0.2%
Aoyama Trading Co., Ltd.                8,400         212,995
FamilyMart Co., Ltd.                      700          18,212
Uny Co., Ltd.                          19,000         165,264
                                                  ---------------
                                                      396,471

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

TEXTILES & APPAREL 0.1%
Onward Kashiyama Co., Ltd.             21,000         211,900

TRADING COMPANY 0.8%
Sojitz Corp.                          180,900         782,228
Toyota Tsusho Corp.                    35,900         950,181
                                                  ---------------
                                                    1,732,409

WHOLESALE 0.1%
Suzuken Co., Ltd.                       3,600         121,083
                                                  ---------------
                                                   39,474,856

MALAYSIA 0.9%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.2%
Public Bank Berhad                    118,600         364,947

CELLULAR & WIRELESS 0.1%
Telekom Malaysia Berhad (a)            65,000         184,592

ELECTRIC UTILITIES 0.0%
Tenaga Nasional Berhad                 24,000          66,458

FINANCIAL INVESTMENTS 0.0%
Hong Leong Bank Berhad                 60,000         103,785

GAS & OTHER PUBLIC UTILITIES 0.1%
Petronas Gas Berhad                    49,000         159,537

OIL DISTRIBUTION 0.1%
Petronas Dagangan Berhad               79,000         203,780

RESTAURANTS, HOTELS & THEATERS 0.3%
Genting Berhad                        162,000         382,179
Resorts World Berhad                  297,000         341,405
                                                  ---------------
                                                      723,584

WHOLESALE 0.1%
Sime Darby Berhad                      58,000         177,005
                                                  ---------------
                                                    1,983,688

MEXICO 1.3%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.3%
Coca-Cola Femsa, S.A.B. de C.V.
  (Femsa), Series L                    30,000         128,696
Embotelladoras Arca S.A.                5,400          20,016
Gruma SAB de C.V., Class B             31,300         101,563
Grupo Bimbo S.A. de C.V., Series
  A                                    61,200         341,324
Grupo Continental S.A.                 48,600         102,200
                                                  ---------------
                                                      693,799

BANKS & CREDIT INSTITUTIONS 0.1%
Grupo Financiero Banorte S.A. de
  C.V., Class O                        41,700         165,086

BASIC MINERALS & METALS 0.5%
Grupo Mexico SAB de C.V., Series
  B                                    90,500         649,537
Grupo Simec S.A. de C.V., Class
  B                                    26,000          90,000
Grupo Simec S.A. de C.V.A. ADR *          100           1,044

See financial notes.
                                            Laudus Funds Semi-Annual Report   71

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Industrias CH S.A., Series B *         27,200         105,369
Industrias Penoles S.A. de C.V.        10,000         167,965
                                                  ---------------
                                                    1,013,915

CONSTRUCTION & HOMEBUILDING 0.0%
Promotora y Operadora de
  Infraestructura, S.A. de C.V.
  *                                    23,100          82,136

RETAIL 0.3%
Controladora Comercial Mexicana
  S.A. de C.V.                         37,900         100,525
Grupo Carso S.A. de C.V., Series
  A1                                   70,300         268,026
Grupo Gigante S.A. de C.V.,
  Class B *                            37,300          63,091
Organizacion Soriana S.A.B de
  C.V., Series B                       34,400         105,709
                                                  ---------------
                                                      537,351
TEXTILES & APPAREL 0.1%
Alfa S.A., Series A                    35,300         238,509
                                                  ---------------
                                                    2,730,796
NETHERLANDS 1.9%
-----------------------------------------------------------------
CHEMICALS & RUBBER 0.2%
Koninklijke DSM N.V.                    8,784         473,231

CONSTRUCTION & HOMEBUILDING 0.2%
Heijmans N.V. C.V.A.                      864          39,965
Koninklijke BAM Groep N.V.             14,441         385,982
                                                  ---------------
                                                      425,947

FURNITURE & HOUSEHOLD ITEMS 0.2%
Hunter Douglas N.V.                     5,000         447,471

INFORMATION & SERVICES 0.7%
Randstad Holding N.V.                  13,200         714,545
USG People N.V. *                       8,400         239,288
Vedior N.V. C.V.A                      25,200         554,699
                                                  ---------------
                                                    1,508,532
IT HARDWARE 0.2%
ASM International N.V.                  6,000         171,258
Gemalto N.V. *                          9,000         260,327
                                                  ---------------
                                                      431,585

LAND & WATER TRANSPORTATION 0.2%
Smit Internationale N.V.                1,600         139,730
TNT N.V.                               10,641         445,786
                                                  ---------------
                                                      585,516

METAL PRODUCTS & MACHINERY 0.1%
Stork N.V.                              2,100         136,560

WHOLESALE 0.1%
Buhrmann N.V.                          10,000         109,353
                                                  ---------------
                                                    4,118,195

NEW ZEALAND 0.3%
-----------------------------------------------------------------
AIRLINES 0.1%
Air New Zealand Ltd.                   86,000         160,312

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

METAL PRODUCTS & MACHINERY 0.2%
Fletcher Building Ltd.                 45,400         436,314
                                                  ---------------
                                                      596,626

NORWAY 0.7%
-----------------------------------------------------------------
GOVERNMENT AIRCRAFT & DEFENSE 0.0%
Aker Yards A/S                          3,559          42,029

LAND & WATER TRANSPORTATION 0.1%
Stolt-Nielsen S.A.                      6,300         187,441

OIL DRILLING & SERVICES 0.6%
Aker A.S.A., Class A                    8,000         564,316
Petroleum Geo-Services A.S.A.          26,100         753,674
                                                  ---------------
                                                    1,317,990
                                                  ---------------
                                                    1,547,460

PERU 0.1%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.1%
Compania de Minas Buenaventura
  S.A. ADR                              7,200         344,016

PHILIPPINES 0.3%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
JG Summit Holding, Inc.                80,000          18,997

BANKS & CREDIT INSTITUTIONS 0.1%
Bank of the Philippine Islands        145,000         212,944

BASIC MINERALS & METALS 0.0%
Philex Mining Corp.                   266,000          45,059

CELLULAR & WIRELESS 0.1%
Globe Telecom, Inc.                     4,000         130,217

COMMUNICATIONS UTILITIES 0.1%
Philippine Long Distance
  Telephone Co.                         2,000         128,780

WHOLESALE 0.0%
San Miguel Corp.                       62,000          85,760
                                                  ---------------
                                                      621,757

POLAND 1.5%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.2%
Bank Handlowy w Warszawie S.A.          8,400         360,633

BASIC MINERALS & METALS 0.2%
KGHM Polska Miedz S.A.                 10,500         492,405

COMMUNICATIONS UTILITIES 0.4%
Telekomunikacja Polska S.A. *         108,000         854,616

GAS & OTHER PUBLIC UTILITIES 0.1%
Polskie Gornictwo Naftowe I
  Gazownictwo S.A.                    169,000         321,172

OIL DISTRIBUTION 0.5%
Grupa Lotos S.A. *                      7,000         119,085
Polski Koncern Naftowy Orlen
  S.A. *                               41,000         863,912
                                                  ---------------
                                                      982,997

                                                            See financial notes.
 72  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
REAL ESTATE DEVELOPMENT 0.1%
Echo Investment S.A. *                  4,800         161,592

RESTAURANTS, HOTELS & THEATERS 0.0%
Orbis S.A. *                            2,700          75,511
                                                  ---------------
                                                    3,248,926

PORTUGAL 0.6%
-----------------------------------------------------------------
CONSTRUCTION MATERIALS 0.3%
CIMPOR-Cimentos de Portugal,
  SGPS S.A.                            72,000         597,653

ELECTRIC UTILITIES 0.2%
EDP -- Energias de Portugal S.A.       79,658         465,829

FOREST PRODUCTS & PAPER 0.1%
Semapa -- Sociedade de
  Investimento e Gestao SGPS
  S.A.                                  6,148         100,350

REAL ESTATE DEVELOPMENT 0.0%
Teixeira Duarte -- Engenharia e
  Construcoes S.A.                     25,000          73,207
                                                  ---------------
                                                    1,237,039
RUSSIA 1.1%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.3%
Mechel ADR                             11,200         571,200

CELLULAR & WIRELESS 0.2%
Mobile TeleSystems ADR                  6,200         429,722

COMMUNICATIONS UTILITIES 0.3%
Rostelecom ADR                          9,100         571,753

OIL & COAL RESOURCES 0.3%
Tatneft GDR                             6,700         737,000
                                                  ---------------
                                                    2,309,675

SINGAPORE 1.2%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
People's Food Holdings Ltd.            61,000          58,757

AIRLINES 0.1%
Singapore Airlines Ltd.                11,200         139,945

AUTOS 0.1%
Jardine Cycle & Carriage Ltd.          10,000         124,203

COMMERCIAL AIRCRAFT & COMPONENTS 0.2%
Singapore Technologies
  Engineering Ltd. (ST Engg)          166,000         434,796

CONSTRUCTION & HOMEBUILDING 0.4%
Keppel Corp., Ltd.                     92,000         890,233

GOVERNMENT AIRCRAFT & DEFENSE 0.0%
SembCorp Industries Ltd.               21,000          91,150

INSURANCE 0.0%
Great Eastern Holding Ltd.              4,000          48,603

LAND & WATER TRANSPORTATION 0.1%
Neptune Orient Lines Ltd.              43,000         153,089

OIL DISTRIBUTION 0.1%
Singapore Petroleum Co., Ltd.          43,000         196,841

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

REAL ESTATE DEVELOPMENT 0.2%
Fraser & Neave Ltd.                    41,000         156,937
Ho Bee Investment Ltd.                  2,000           2,929
Wheelock Properties (S) Ltd.           33,000          60,579
Wing Tai Holdings Ltd.                 39,000         101,118
                                                  ---------------
                                                      321,563

RESTAURANTS, HOTELS & THEATERS 0.0%
Hotel Plaza Ltd.                       35,000          51,103

WHOLESALE 0.0%
Noble Group Ltd.                       19,000          27,694
                                                  ---------------
                                                    2,537,977

SOUTH AFRICA 1.3%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.1%
Foschini Ltd.                          15,000         113,388

BASIC MINERALS & METALS 0.4%
African Rainbow Minerals Ltd.          12,000         228,955
AngloGold Ashanti Ltd.                  1,500          70,708
Harmony Gold Mining Co., Ltd. *        16,000         189,575
Mittal Steel South Africa Ltd.         20,000         397,854
Mvelaphanda Resources Ltd. *            9,000          70,743
                                                  ---------------
                                                      957,835

COMMUNICATIONS UTILITIES 0.4%
Telkom South Africa Ltd.               31,000         780,929

FINANCIAL INVESTMENTS 0.0%
Metropolitan Holdings Ltd.             33,000          72,834

INSURANCE 0.1%
Liberty Holdings Ltd.                   4,800         154,798

RETAIL 0.1%
JD Group Ltd.                          18,000         152,016

WHOLESALE 0.2%
Imperial Holdings Ltd.                 27,000         505,673
                                                  ---------------
                                                    2,737,473

SOUTH KOREA 4.7%
-----------------------------------------------------------------
AUTOS 0.5%
Hyundai Mobis                           5,800         613,882
Hyundai Motor Co.                       5,960         480,053
                                                  ---------------
                                                    1,093,935

BASIC MINERALS & METALS 0.1%
Korea Zinc Co., Ltd.                    1,250         234,795

BEER, LIQUOR, & TOBACCO 0.3%
KT&G Corp.                              8,100         631,971

CHEMICALS & RUBBER 0.2%
Hanwha Chemical Corp.                   7,810         205,244
Korea Petrochemical Industrial
  Co., Ltd.                               381          37,391
LG Chem Ltd.                            2,470         258,633
                                                  ---------------
                                                      501,268

See financial notes.
                                            Laudus Funds Semi-Annual Report   73

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
COMMUNICATIONS UTILITIES 0.3%
KT Corp.                                4,840         243,088
KT Freetel Co., Ltd.                    5,030         182,098
LS Cable Ltd.                           1,260         156,293
                                                  ---------------
                                                      581,479
CONSTRUCTION & HOMEBUILDING 0.4%
Daelim Industrial Co., Ltd.             2,550         470,277
Daewoo Engineering &
  Construction Co., Ltd.               15,380         439,446
                                                  ---------------
                                                      909,723

CONSUMER DURABLES 0.5%
LG Corp.                                4,450         305,362
LG Electronics, Inc.                    8,850         824,221
                                                  ---------------
                                                    1,129,583

GAS & OTHER PUBLIC UTILITIES 0.3%
SK Energy Co., Ltd. *                   2,669         466,608
SK Gas Co., Ltd.                          740          69,915
                                                  ---------------
                                                      536,523

GOVERNMENT AIRCRAFT & DEFENSE 1.2%
Hyundai Heavy Industries Co.,
  Ltd.                                  3,400       1,563,923
Hyundai Mipo Dockyard Co., Ltd.           470         161,005
Samsung Heavy Industries Co.,
  Ltd.                                 16,160         853,793
                                                  ---------------
                                                    2,578,721

INFORMATION & SERVICES 0.0%
Samho International Co., Ltd. *         1,210          35,556

INSTRUMENTS 0.0%
Samsung Techwin Co., Ltd.                 860          65,201

INSURANCE 0.1%
Dongbu Insurance Co., Ltd.              4,870         203,332
METAL PRODUCTS & MACHINERY 0.2%
Doosan Corp. *                          1,260         260,280
Doosan Infracore Co., Ltd.              5,740         221,782
                                                  ---------------
                                                      482,062

OIL DISTRIBUTION 0.2%
GS Holdings Corp.                       2,670         151,517
SK Holdings Co., Ltd.                   1,090         231,428
                                                  ---------------
                                                      382,945

REAL ESTATE DEVELOPMENT 0.1%
Korea Kumho Petrochemical Co.,
  Ltd. (KKPC)                           2,150         164,970

RESTAURANTS, HOTELS & THEATERS 0.0%
Kangwon Land, Inc.                        520          15,313

RETAIL 0.1%
GS Home Shopping, Inc.                    550          48,481
Hyundai Department Store Co.,
  Ltd.                                  1,050         125,828
                                                  ---------------
                                                      174,309
SOAPS & COSMETICS 0.1%
Pacific Corp.                             670         139,459

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

TEXTILES & APPAREL 0.0%
Hyosung Corp.                           1,130          85,260

WHOLESALE 0.1%
Hanwha Corp.                            1,590         124,462
KCC Corp.                                 110          66,984
                                                  ---------------
                                                      191,446
                                                  ---------------
                                                   10,137,851

SPAIN 2.1%
-----------------------------------------------------------------
AIRLINES 0.1%
Iberia Lineas Aereas de Espana
  S.A.                                 54,000         263,958

BANKS & CREDIT INSTITUTIONS 0.2%
Bankinter S.A.                         30,000         432,411

CONSTRUCTION & HOMEBUILDING 0.5%
Obrascon Huarte Lain S.A.               8,500         317,845
Sacyr Vallehermoso S.A.                18,500         645,822
                                                  ---------------
                                                      963,667

CONSTRUCTION MATERIALS 0.2%
Cementos Portland Valderrivas
  S.A.                                  3,400         369,997

GAS & OTHER PUBLIC UTILITIES 0.3%
Fomento de Construcciones y
  Contratas S.A. (FCC)                  7,400         598,372

INSURANCE 0.3%
Mapfre S.A.                           160,000         725,152

PUBLISHING, BROADCASTING & CINEMA 0.3%
Gestevision Telecinco S.A.             24,600         646,989

RESTAURANTS, HOTELS & THEATERS 0.2%
NH Hoteles S.A. *                       5,600         108,991
Sol Melia S.A.                         20,700         390,422
                                                  ---------------
                                                      499,413
                                                  ---------------
                                                    4,499,959

SWEDEN 1.8%
-----------------------------------------------------------------
AIRLINES 0.1%
SAS AB *                                8,817         157,794

AUTOS 0.1%
Trelleborg AB                           9,000         212,171

BASIC MINERALS & METALS 0.2%
Boliden AB                             20,000         426,714

COMMUNICATIONS UTILITIES 0.4%
Tele2 AB, Class B                      42,000         906,540

FOREST PRODUCTS & PAPER 0.5%
Svenska Cellulosa AB (SCA),
  Class B                              60,000       1,116,419

GOVERNMENT AIRCRAFT & DEFENSE 0.1%
Saab AB, Series B                       7,200         170,099

METAL PRODUCTS & MACHINERY 0.4%
AB SKF                                 47,000         987,922
                                                  ---------------
                                                    3,977,659

                                                            See financial notes.
 74  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
SWITZERLAND 2.6%
-----------------------------------------------------------------
AUTOS 0.1%
Rieter Holding AG -- Reg'd                440         238,696

BASIC MINERALS & METALS 0.1%
Georg Fischer AG -- Reg'd *               160         110,139

CHEMICALS & RUBBER 0.2%
Clariant AG -- Reg'd *                 34,000         416,530

CONSTRUCTION MATERIALS 0.1%
Forbo Holding AG *                        280         166,680

DRUGS & PHARMACEUTICALS 0.1%
Ciba Specialty Chemicals AG --
  Reg'd                                 3,300         168,070

ELECTRIC UTILITIES 0.1%
Elektrizitaets-Gesellschaft
  Laufenburg AG                           148         174,367
Energiedienst Holding AG --
  Reg'd *                                  72          38,719
                                                  ---------------
                                                      213,086

INFORMATION & SERVICES 0.3%
Adecco S.A. -- Reg'd                    9,600         566,776
Kuoni Reisen Holding AG -- Reg'd          180          85,085
                                                  ---------------
                                                      651,861

INSURANCE 0.9%
Baloise Holding AG -- Reg'd             7,600         767,130
Helvetia Holding AG                       540         185,035
Swiss Life Holding -- Reg'd *           3,840         994,446
                                                  ---------------
                                                    1,946,611

METAL PRODUCTS & MACHINERY 0.6%
Schindler Holding AG -- Reg'd          12,300         777,519
Sulzer AG                                 460         659,898
                                                  ---------------
                                                    1,437,417

REAL ESTATE DEVELOPMENT 0.0%
Swiss Prime Site AG *                   1,500          85,317

WHOLESALE 0.1%
Bobst Group AG -- Reg'd                 2,100         153,013
                                                  ---------------
                                                    5,587,420
TAIWAN 3.7%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.6%
China Development Financial
  Holding Corp.                     1,172,340         472,732
Mega Financial Holding Co., Ltd.      803,000         505,573
Taiwan Cooperative Bank               365,720         265,968
                                                  ---------------
                                                    1,244,273

BASIC MINERALS & METALS 0.4%
China Steel Corp.                     432,130         631,585
Walsin Lihwa Corp.                    273,000         135,026
                                                  ---------------
                                                      766,611

CHEMICALS & RUBBER 0.3%
Formosa Chemicals & Fibre Corp.       109,730         280,807
Formosa Plastics Corp.                155,000         435,968
                                                  ---------------
                                                      716,775

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

COMMUNICATIONS UTILITIES 0.2%
Chunghwa Telecom Co., Ltd.            136,000         253,974
Far Eastern Textile Ltd.                   90             121
Far EasTone Telecommunications
  Co., Ltd.                           127,000         161,067
                                                  ---------------
                                                      415,162

CONSTRUCTION MATERIALS 0.1%
Taiwan Cement Corp.                    89,890         147,669

IT HARDWARE 0.6%
AU Optronics Corp.                    258,537         440,796
Lite-On Technology Corp.              107,938         168,846
Macronix International Co., Ltd.      125,161          77,175
Nan Ya Plastics Corp.                  96,000         249,755
Nanya Technology Corp.                 79,000          53,067
Powerchip Semiconductor Corp.         670,042         331,885
Siliconware Precision Industries
  Co.                                   7,000          15,828
                                                  ---------------
                                                    1,337,352

LAND & WATER TRANSPORTATION 0.1%
U-Ming Marine Transport Corp.          69,000         226,691
Yang Ming Marine Transport             69,551          55,812
                                                  ---------------
                                                      282,503

MAINFRAME & MINICOMPUTERS 0.7%
Compal Electronics, Inc.              418,281         473,819
Delta Electronics, Inc.                22,050          85,074
Inventec Co., Ltd.                    207,100         129,072
Mitac International Corp.             118,565         165,244
Quanta Computer, Inc.                 297,181         467,855
Tatung Co., Ltd. *                    172,000          89,722
                                                  ---------------
                                                    1,410,786

METAL PRODUCTS & MACHINERY 0.0%
Cheng Loong Corp.                      92,000          37,480
CTCI Corp.                             53,000          40,881
                                                  ---------------
                                                       78,361

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.7%
Acer, Inc.                            109,071         192,156
Asustek Computer, Inc.                220,715         670,422
Chi Mei Optoelectronics Corp.         451,400         525,600
Wistron Corp.                          61,276         110,453
                                                  ---------------
                                                    1,498,631

WHOLESALE 0.0%
Teco Electric & Machinery Co.,
  Ltd.                                161,000          94,704
                                                  ---------------
                                                    7,992,827

THAILAND 0.3%
-----------------------------------------------------------------
AIRLINES 0.0%
Thai Airways International
  Public Co., Ltd. NVDR                68,000          83,311

BANKS & CREDIT INSTITUTIONS 0.1%
Bangkok Bank Public Co., Ltd.
  NVDR                                 78,000         263,720

See financial notes.
                                            Laudus Funds Semi-Annual Report   75

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
CELLULAR & WIRELESS 0.1%
Total Access Communication
  Public Co., Ltd. *                  112,000         150,026

OIL & COAL RESOURCES 0.0%
Banpu Public Co., Ltd.                  7,000          71,337

OIL DISTRIBUTION 0.1%
PTT Exploration & Production
  Public Co., Ltd.                     36,000         142,845
PTT Exploration & Production
  Public Co., Ltd. NVDR                11,000          43,625
                                                  ---------------
                                                      186,470
                                                  ---------------
                                                      754,864

TURKEY 1.1%
-----------------------------------------------------------------
AIRLINES 0.1%
Turk Hava Yollari Anonim
  Ortakligi (THY) *                    18,000         140,166

BASIC MINERALS & METALS 0.2%
Eregli Demir ve Celik
  Fabrikalari TAS (Erdemir)            47,999         449,647

CELLULAR & WIRELESS 0.1%
Turkcell Iletisim Hizmetleri AS
  (Turkcell)                           25,000         212,995

ELECTRIC UTILITIES 0.3%
Koc Holding A/S *                     140,000         735,089

OIL DISTRIBUTION 0.3%
Tupras-Turkiye Petrol
  Rafinerileri A/S                     26,000         687,650

RETAIL 0.1%
Petrol Ofisi A/S *                     24,750         122,811
                                                  ---------------
                                                    2,348,358

UNITED KINGDOM 9.3%
-----------------------------------------------------------------
AIRLINES 0.3%
British Airways plc *                 100,000         782,174

AUTOS 0.1%
GKN plc                                38,000         274,767

BANKS & CREDIT INSTITUTIONS 0.1%
Intermediate Capital Group plc          4,400         138,723

BASIC MINERALS & METALS 0.6%
Bodycote International plc             19,866         101,077
Kazakhmys plc                          14,400         412,180
Vedanta Resources plc                  18,900         781,508
                                                  ---------------
                                                    1,294,765

CELLULAR & WIRELESS 0.4%
COLT Telecom Group S.A. *              66,000         228,546
The Carphone Warehouse Group plc      100,000         712,999
                                                  ---------------
                                                      941,545

CHEMICALS & RUBBER 0.4%
Johnson Matthey plc                    26,700         909,916

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

COMMERCIAL AIRCRAFT & COMPONENTS 0.7%
Cobham plc                            165,000         653,635
Meggitt plc                            96,000         620,960
Rolls-Royce Group plc *                25,000         266,880
                                                  ---------------
                                                    1,541,475

CONSTRUCTION & HOMEBUILDING 1.1%
Barratt Developments plc               37,800         578,038
Bellway plc                            17,000         358,382
Persimmon plc                          40,500         794,817
Taylor Wimpey plc                     112,000         632,359
                                                  ---------------
                                                    2,363,596

CONSTRUCTION MATERIALS 0.1%
Cookson Group plc                       7,686         120,074

ELECTRIC UTILITIES 0.5%
British Energy Group plc               52,938         575,122
Drax Group plc                         49,500         615,050
                                                  ---------------
                                                    1,190,172

FINANCIAL INVESTMENTS 0.2%
3i Group plc                           23,000         469,534

FOREST PRODUCTS & PAPER 0.0%
DS Smith plc                           18,000          68,556

GAS & OTHER PUBLIC UTILITIES 0.6%
Hunting plc                            12,800         177,670
Kelda Group plc                        34,200         602,487
United Utilities plc                   31,200         446,069
                                                  ---------------
                                                    1,226,226

INFORMATION & SERVICES 0.8%
G4S plc                               171,000         704,429
Interserve plc                         12,000         116,690
Keller Group plc                        4,000          80,657
Qinetiq plc                            90,000         321,878
The Davis Service Group plc            17,000         186,508
WS Atkins plc                          10,500         244,968
                                                  ---------------
                                                    1,655,130

INSTRUMENTS 0.3%
Smiths Group plc                       21,500         470,222
Spectris plc                            7,200         129,117
                                                  ---------------
                                                      599,339

INSURANCE 0.8%
Brit Insurance Holdings plc            16,000         111,479
Hiscox Ltd.                            22,001         125,959
Old Mutual plc                        135,000         441,411
Standard Life plc                     186,000       1,096,334
                                                  ---------------
                                                    1,775,183

METAL PRODUCTS & MACHINERY 0.1%
Enodis plc                             42,000         150,088
FKI plc                                40,000          74,169
                                                  ---------------
                                                      224,257

OIL DRILLING & SERVICES 0.2%
Abbot Group plc                        24,000         145,687
Petrofac Ltd.                          34,000         318,380
                                                  ---------------
                                                      464,067

                                                            See financial notes.
 76  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL DISCOVERY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
PUBLISHING, BROADCASTING & CINEMA 0.3%
Trinity Mirror plc                     20,000         168,242
WPP Group plc                          31,200         420,971
                                                  ---------------
                                                      589,213
REAL ESTATE DEVELOPMENT 0.0%
Capital & Regional plc                  3,260          48,959
Mapeley Ltd.                              359          15,395
                                                  ---------------
                                                       64,354
RESTAURANTS, HOTELS & THEATERS 0.9%
Compass Group plc                      66,000         406,970
IG Group Holdings plc                  27,190         210,216
Millennium & Copthorne Hotel plc       35,000         344,233
Northgate plc                           7,800         147,647
Whitbread plc                          25,500         847,245
                                                  ---------------
                                                    1,956,311
RETAIL 0.3%
Home Retail Group plc                  76,404         580,431

SOFTWARE 0.2%
Dimension Data Holdings plc            70,583          85,872
LogicaCMG plc                         100,305         309,491
                                                  ---------------
                                                      395,363

WHOLESALE 0.3%
Wolseley plc                           35,700         602,728
                                                  ---------------
                                                   20,227,899
                                                  ---------------
TOTAL COMMON STOCK
  (COST $189,821,883)                             204,999,725
                                                  ---------------

PREFERRED STOCK 1.4% OF NET ASSETS
BRAZIL 1.4%
-----------------------------------------------------------------
Acesita S.A.                            4,400         191,555
AES Tiete S.A.                      4,309,000         149,980
Aracruz Celulose S.A.                  50,200         368,079
Brasil Telecom Participacoes
  S.A.                                 17,000         255,046
Brasil Telecom S.A.                    21,100         199,143
Braskem S.A.                           16,500         155,458
Companhia Energetica de Minas
  Gerais -- CEMIG                       6,495         138,192
Companhia Paranaense de
  Energia-Copel                        14,000         223,786
Elektro-Eletricidade e Servicos
  S.A.                              1,600,000          14,224
Eletropaulo Metropolitana S.A.      1,116,679          74,323
Gerdau S.A.                            17,200         449,565
Magnesita S.A.                      3,259,000          70,941
Paranapanema S.A. *                     4,500          82,610
Sadia S.A.                             34,200         189,938
Tele Norte Leste Participacoes
  S.A.                                 10,300         233,197

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Telemar Norte Leste S.A.                  700          25,205
Uniao de Industrias
  Petroquimicas S.A. (Unipar)          62,300          71,715
Votorantim Celulose e Papel S.A.        5,400         154,664
                                                  ---------------
                                                    3,047,621
                                                  ---------------
TOTAL PREFERRED STOCK
  (COST $2,489,077)                                 3,047,621
                                                  ---------------
RIGHTS 0.0% OF NET ASSETS

HONG KONG 0.0%
-----------------------------------------------------------------
Dah Chong Hong Holdings Ltd.            1,760              --

MALAYSIA 0.0%
-----------------------------------------------------------------
Malaysian Airline System Berhad
  *                                       666             312
                                                  ---------------
TOTAL RIGHTS
  (COST $--)                                              312
                                                  ---------------

SECURITY                           FACE AMOUNT       VALUE
RATE, MATURITY DATE                    ($)            ($)
SHORT-TERM INVESTMENT 4.6% OF NET ASSETS

REPURCHASE AGREEMENT 4.6%
-----------------------------------------------------------------
Fixed Income Clearing Corp.
  dated 09/28/07, due 10/01/07
  at 4.65%, with a maturity
  value of $9,920,843 (fully
  collateralized by Federal Home
  Loan Bank with a value of
  $10,262,449).                     9,917,000       9,917,000
                                                  ---------------
TOTAL SHORT-TERM INVESTMENT
  (COST $9,917,000)                                 9,917,000
                                                   --------------
-----------------------------------------------------------------
END OF INVESTMENTS.

At 09/30/07, the tax basis cost of the fund's investments was $202,761,619 and the unrealized appreciation and depreciation was $19,267,710 and ($4,064,671), respectively, with a net unrealized appreciation of $15,203,039.

At 09/30/07, the prices of certain foreign securities held by the fund aggregating $180,885,602 were adjusted from their closing market prices following the guidelines adopted by the fund's board of trustees.

 * Non-income producing security.

(a) Fair-valued by Management.

ADR - American Depositary Receipt

CVA - Dutch Certificate

GDR - Global Depositary Receipt

NVDR - Non-Voting Depositary Receipt

See financial notes.
                                            Laudus Funds Semi-Annual Report   77

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS as of September 30, 2007 (Unaudited)

                                       COST             VALUE
HOLDINGS BY CATEGORY                    ($)              ($)
-----------------------------------------------------------------
 98.5%     COMMON STOCK            1,725,566,140    1,991,016,706
  0.2%     PREFERRED STOCK             2,942,443        4,149,796
   --%     RIGHTS                             --               --
  0.1%     SHORT-TERM INVESTMENT       2,495,000        2,495,000
-----------------------------------------------------------------
 98.8%     TOTAL INVESTMENTS       1,731,003,583    1,997,661,502
  9.0%     COLLATERAL INVESTED
           FOR SECURITIES ON LOAN    181,048,651      181,048,651
 (7.8)%    OTHER ASSETS AND
           LIABILITIES                               (156,933,568)
-----------------------------------------------------------------
100.0%     NET ASSETS                               2,021,776,585

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
COMMON STOCK 98.5% OF NET ASSETS

AUSTRALIA 4.9%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.4%
Goodman Fielder Ltd.              3,193,400         7,293,918
Ridley Corp., Ltd.                  219,347           227,314
                                                -----------------
                                                    7,521,232

AUTOS 0.0%
Super Cheap Auto Group Ltd.          32,127           127,858

BASIC MINERALS & METALS 2.0%
Ausdrill Ltd.                       556,300         1,155,780
BlueScope Steel Ltd.                 25,300           241,123
Consolidated Rutile Ltd.            374,075           197,874
Dominion Mining Ltd.                 53,700           178,332
Equigold NL                          34,029            78,535
Felix Resources Ltd.                430,209         2,182,724
Independence Group NL               362,364         2,094,252
Jabiru Metals Ltd. *              1,163,576         1,560,531
Jubilee Mines NL                    299,100         4,593,153
Macmahon Holdings Ltd.            2,117,200         3,136,194
Minara Resources Ltd.               660,100         3,785,151
Mincor Resources NL                 872,984         3,272,868
OneSteel Ltd.                       815,823         4,980,251
Perilya Ltd.                        534,800         1,890,544
Portman Ltd. *                      138,261         1,405,927
Sally Malay Mining Ltd.             669,900         2,880,563
Sons Of Gwalia Ltd. (a)(b)(c)*       58,024                --
Zinifex Ltd.                        413,900         6,492,973
                                                -----------------
                                                   40,126,775

CHEMICALS & RUBBER 0.4%
Incitec Pivot Ltd.                  113,300         8,563,201

CONSTRUCTION & HOMEBUILDING 0.0%
Watpac Ltd.                          42,733           206,507

CONSTRUCTION MATERIALS 0.2%
Adelaide Brighton Ltd.            1,119,900         3,919,668

FINANCIAL INVESTMENTS 0.0%
Washington H. Soul Pattinson &
  Co. Ltd.                           11,800            96,897

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)

INFORMATION & SERVICES 0.3%
Credit Corp Group Ltd.              108,453         1,054,318
Flight Centre Ltd.                  151,681         2,905,835
Monadelphous Group Ltd.             209,200         2,690,299
WorleyParsons Ltd.                    7,639           285,734
                                                -----------------
                                                    6,936,186

INSTRUMENTS 0.2%
Cochlear Ltd.                        59,043         4,070,607

MISCELLANEOUS FINANCE 0.1%
IOOF Holdings Ltd.                  146,594         1,283,333

OIL & COAL RESOURCES 0.2%
Origin Energy Ltd.                    7,900            71,909
Santos Ltd.                         336,600         4,478,469
                                                -----------------
                                                    4,550,378

PUBLISHING, BROADCASTING & CINEMA 0.4%
Seven Network Ltd.                  168,600         1,959,341
West Australian Newspapers
  Holdings Ltd.                     383,500         5,266,955
                                                -----------------
                                                    7,226,296

RESTAURANTS, HOTELS & THEATERS 0.0%
Amalgamated Holdings Ltd.           118,887           694,036

RETAIL 0.1%
JB Hi-Fi Ltd.                        94,300         1,203,106
Just Group Ltd.                     278,900         1,284,261
                                                -----------------
                                                    2,487,367

SOFTWARE 0.1%
HPAL Ltd.                           325,379           726,234
Oakton Ltd.                          68,200           410,915
UXC Ltd.                            591,392         1,256,727
                                                -----------------
                                                    2,393,876

TEXTILES & APPAREL 0.1%
Pacific Brands Ltd.                 319,400           875,215

WHOLESALE 0.4%
Crane Group Ltd.                    191,229         2,885,566
Sims Group Ltd.                     202,873         5,790,000
                                                -----------------
                                                    8,675,566
                                                -----------------
                                                   99,754,998

AUSTRIA 1.1%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
Agrana Beteiligungs AG                1,008           102,747

BASIC MINERALS & METALS 0.7%
Voestalpine AG                      168,200        14,542,585

REAL ESTATE DEVELOPMENT 0.4%
Immofinanz Immobilien Analagen
  AG *                              540,000         6,741,062

RETAIL 0.0%
Wolford AG                              748            36,478

SOFTWARE 0.0%
S&T System Integration &
  Technology Distribution AG *        4,341           322,192

                                                            See financial notes.
 78  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
TEXTILES & APPAREL 0.0%
Linz Textil Holding AG                  158            42,807

WHOLESALE 0.0%
Ottakringer Brauerei AG                 564            79,619
                                                -----------------
                                                   21,867,490

BELGIUM 1.0%
-----------------------------------------------------------------
CHEMICALS & RUBBER 0.2%
Solvay S.A.                           4,258           617,536
Tessenderlo Chemie N.V.              66,754         3,866,473
                                                -----------------
                                                    4,484,009

COMMERCIAL AIRCRAFT & COMPONENTS 0.0%
Societe Anonyme Belge de
  Constructions Aeronautques
  (SABCA)                               681            31,045

CONSTRUCTION & HOMEBUILDING 0.0%
Moury Construct S.A.                    224            34,050

FINANCIAL INVESTMENTS 0.0%
Auximines S.A.-Compagnie
  Auxiliaire des Mines                   17            21,565
Econocom Group                       44,231           477,246
                                                -----------------
                                                      498,811

METAL PRODUCTS & MACHINERY 0.0%
Jensen Group N.V.                    12,000           141,340

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.3%
Agfa Gevaert N.V.                   265,000         5,094,637

REAL ESTATE DEVELOPMENT 0.0%
Compagnie Immobiliere de
  Belgique S.A.                       2,752           148,532

RESTAURANTS, HOTELS & THEATERS 0.2%
S.A. D'Ieteren N.V.                   7,336         3,287,038

RETAIL 0.3%
Delhaize Group                       69,956         6,715,115

SOFTWARE 0.0%
Dolmen Computer Applications
  N.V.                                9,172           169,744

WHOLESALE 0.0%
SAPEC S.A.                            2,482           367,018
                                                -----------------
                                                   20,971,339

CANADA 6.7%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.4%
George Weston Ltd.                   65,790         4,696,215
Saskatchewan Wheat Pool, Inc.
  *                                 223,300         2,604,212
                                                -----------------
                                                    7,300,427

BANKS & CREDIT INSTITUTIONS 0.2%
Laurentian Bank of Canada            75,698         3,245,885

BASIC MINERALS & METALS 1.2%
FNX Mining Co., Inc. *              147,400         4,891,845
Gerdau Ameristeel Corp.             192,200         2,278,226
Iamgold Corp.                        92,190           801,733

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
Inmet Mining Corp.                   93,400         9,366,762
Kinross Gold Corp. *                 15,900           237,545
Lundin Mining Corp. *                     5                64
Taseko Mines Ltd. *                 357,345         1,868,189
Yamana Gold, Inc.                   325,200         3,841,653
                                                -----------------
                                                   23,286,017

BEER, LIQUOR, & TOBACCO 0.2%
Rothmans, Inc.                      180,980         4,194,027

BIOTECHNOLOGY 0.1%
QLT, Inc. *                         262,600         1,475,830

CHEMICALS & RUBBER 0.3%
Agrium, Inc.                         12,590           685,795
Methanex Corp.                      185,503         4,668,115
                                                -----------------
                                                    5,353,910

COMMUNICATIONS UTILITIES 0.0%
Cogeco Cable, Inc.                    9,880           437,058

DRUGS & PHARMACEUTICALS 0.2%
Aspreva Pharmaceuticals Corp.
  *                                  72,000         1,479,596
Axcan Pharma, Inc. *                 64,200         1,326,406
Biovail Corp.                        31,000           539,808
                                                -----------------
                                                    3,345,810

FINANCIAL INVESTMENTS 0.3%
Industrial Alliance Insurance
  and Financial Services, Inc.      137,289         5,383,071

FOREST PRODUCTS & PAPER 0.2%
Cascades, Inc.                      274,060         2,741,564
West Fraser Timber Co., Ltd.         46,810         1,771,876
                                                -----------------
                                                    4,513,440

FURNITURE & HOUSEHOLD ITEMS 0.0%
Dorel Industries, Inc., Class
  B                                  15,600           470,517

GAS & OTHER PUBLIC UTILITIES 0.4%
ATCO Ltd., Class I                  142,700         8,334,030

INFORMATION & SERVICES 0.1%
FirstService Corp. *                 82,978         2,558,624

INSTRUMENTS 0.0%
Angiotech Pharmaceuticals,
  Inc. *                             18,013           112,281

INSURANCE 0.0%
Northbridge Financial Corp.           8,400           294,737

IT HARDWARE 0.1%
Celestica, Inc. *                   149,910           913,341
Sierra Wireless, Inc. *              88,300         1,842,080
                                                -----------------
                                                    2,755,421

METAL PRODUCTS & MACHINERY 0.5%
Husky Injection Molding
  Systems Ltd.                      327,990         2,641,331
Linamar Corp.                       197,584         5,075,425
Martinrea International, Inc.
  *                                 193,400         3,324,928
                                                -----------------
                                                   11,041,684

See financial notes.
                                            Laudus Funds Semi-Annual Report   79

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
MISCELLANEOUS FINANCE 0.2%
Canaccord Capital, Inc.              57,391         1,095,140
Dundee Corp., Class A *             113,400         2,505,939
                                                -----------------
                                                    3,601,079
OIL & COAL RESOURCES 0.7%
Addax Petroleum Corp.                93,500         3,687,735
Paramount Resources Ltd. *          128,690         2,402,627
Provident Energy Trust              187,060         2,377,156
Rally Energy Corp. *                 23,500           172,473
Sherritt International Corp.        346,221         5,541,485
                                                -----------------
                                                   14,181,476

OIL DRILLING & SERVICES 0.5%
AltaGas Income Trust                 13,600           363,979
Ensign Energy Services, Inc.        110,400         2,084,464
Flint Energy Services Ltd. *        112,600         3,027,119
Savanna Energy Services Corp.       167,990         2,871,191
Tesco Corp. *                        99,761         2,680,955
                                                -----------------
                                                   11,027,708

PUBLISHING, BROADCASTING & CINEMA 0.4%
CCL Industries, Inc., Class B        36,470         1,641,177
Cogeco, Inc.                         35,300         1,341,517
Transcontinental, Inc., Class
  A                                 215,158         4,707,021
                                                -----------------
                                                    7,689,715

REAL ESTATE DEVELOPMENT 0.2%
MI Developments, Inc., Class A      124,600         4,126,400

REAL ESTATE INVESTMENT TRUSTS 0.2%
BPO Properties Ltd.                   3,909           265,237
Calloway Real Estate
  Investment Trust                  125,000         3,115,418
Extendicare Real Estate
  Investment Trust                    8,670           129,791
                                                -----------------
                                                    3,510,446

RETAIL 0.1%
Empire Co., Ltd., Class A            22,500         1,114,085
Leon's Furniture Ltd.               137,920         1,779,032
                                                -----------------
                                                    2,893,117

SOFTWARE 0.2%
CGI Group, Inc., Class A *           44,550           510,154
Open Text Corp. *                   148,200         3,867,966
                                                -----------------
                                                    4,378,120
                                                -----------------
                                                  135,510,830

CHINA 0.8%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.3%
CITIC International Financial
  Holdings Ltd.                   4,269,000         3,405,960
Industrial and Commercial Bank
  of China (Asia) Ltd.            1,179,000         3,277,697
                                                -----------------
                                                    6,683,657

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)

DRUGS & PHARMACEUTICALS 0.0%
China Shineway Pharmaceutical
  Group Ltd.                         18,000            12,976
Tong Ren Tang Technologies
  Co., Ltd., Shares H                77,000           174,029
                                                -----------------
                                                      187,005

ELECTRIC UTILITIES 0.1%
Huadian Power International
  Corp., Ltd., Class H            3,224,000         2,058,552

FINANCIAL INVESTMENTS 0.1%
Asia Satellite
  Telecommunications Holdings
  Ltd.                              578,000         1,189,629

LAND & WATER TRANSPORTATION 0.1%
Sichuan Expressway Co., Ltd.
  (b)                             6,015,000         2,250,386

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.1%
Great Wall Technology Co.,
  Ltd., Class H *                 2,072,000           946,420

REAL ESTATE DEVELOPMENT 0.0%
COSCO International Holdings
  Ltd.                              380,000           382,405

SOFTWARE 0.0%
Digital China Holdings Ltd.         119,000            68,930

TEXTILES & APPAREL 0.1%
Weiqiao Textile Co., Ltd.,
  Class H                           927,000         1,736,525
                                                -----------------
                                                   15,503,509

DENMARK 0.2%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
Hedegaard A/S                           943            94,990

BANKS & CREDIT INSTITUTIONS 0.0%
Ostjydsk Bank A/S                       815           174,867

CONSTRUCTION & HOMEBUILDING 0.0%
Ove Arkil Holding A/S                   899           189,155

FOREST PRODUCTS & PAPER 0.0%
Brodrene Hartmann A/S *               4,029           119,454
ITH Industri Invest A/S                 245             8,576
                                                -----------------
                                                      128,030

INFORMATION & SERVICES 0.1%
Per Aarsleff A/S, Class B             7,416         1,101,729

LAND & WATER TRANSPORTATION 0.1%
DFDS A/S                              6,009           902,840

PUBLISHING, BROADCASTING & CINEMA 0.0%
SKAKO Industries A/S                  4,273           175,516

RESTAURANTS, HOTELS & THEATERS 0.0%
Brondbyernes IF Fodbold A/S *         1,900            32,432

                                                            See financial notes.
 80  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
WHOLESALE 0.0%
DLH A/S                               3,209            58,310
Sanistaal A/S, Class B                4,394           740,032
                                                -----------------
                                                      798,342
                                                -----------------
                                                    3,597,901

FINLAND 2.2%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
Lannen Tehtaat Oyi                   13,978           361,686

AIRLINES 0.1%
Finnair Oyj (a)                      67,406         1,124,135

BASIC MINERALS & METALS 1.0%
Outokumpu Oyj                       108,752         3,910,942
Rautaruukki Oyj (a)                 277,451        16,786,464
                                                -----------------
                                                   20,697,406

CELLULAR & WIRELESS 0.6%
Elisa Oyj (a)                       378,974        11,783,006

CHEMICALS & RUBBER 0.3%
Kemira Oyj                          266,797         6,227,909

INSTRUMENTS 0.0%
Larox Oyj                            25,116           543,110

IT HARDWARE 0.0%
Elcoteq Network Corp., Class A
  (a)                                 1,894            12,824
Okmetic Oyj *                        60,000           294,429
PKC Group Oyj                         8,401           127,638
                                                -----------------
                                                      434,891

MISCELLANEOUS FINANCE 0.0%
Neomarkka Oyj                        16,000           225,656
SOFTWARE 0.2%
SysOpen Digia Oyi                    25,705           136,863
TietoEnator Oyj (a)                 159,938         3,587,491
                                                -----------------
                                                    3,724,354
                                                -----------------
                                                   45,122,153

FRANCE 9.7%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
Rougier S.A.                          2,649           251,516
Sucriere de Pithiviers Le
  Vieil                                 266           225,454
                                                -----------------
                                                      476,970

AIRLINES 0.8%
Air France-KLM (a)                  452,000        16,604,387

AUTOS 1.1%
Plastic Omnium S.A.                   6,932           382,881
PSA Peugeot Citroen (a)             169,930        14,050,368
Societe Fonciere Financiere et
  de Participations (FFP)            50,774         7,850,170
                                                -----------------
                                                   22,283,419

BANKS & CREDIT INSTITUTIONS 0.0%
Caisse Regionale du Credit
  Agricole Mutuel Loire Haute-
  Loire                                 815            70,078

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)

BASIC MINERALS & METALS 0.5%
Eramet (a)                           29,580        10,773,131

BEER, LIQUOR, & TOBACCO 0.0%
Vranken -- Pommery Monopole             985            78,632

CHEMICALS & RUBBER 1.5%
Compagnie Generale des
  Etablissements Michelin,
  Class B (a)                       229,200        30,905,198
Societe Anonyme d'Explosifs et
  de Produits Chimiques                 450           265,566
                                                -----------------
                                                   31,170,764

COMMUNICATIONS UTILITIES 0.0%
Genesys *                           255,860           440,606

CONSTRUCTION & HOMEBUILDING 0.0%
Compagnie Industrielle et
  Financiere d' Entreprises             598           211,135

CONSTRUCTION MATERIALS 0.3%
Ciments Francais S.A.                35,692         6,264,623

DRUGS & PHARMACEUTICALS 0.0%
Boiron S.A.                           1,279            31,551

FOREST PRODUCTS & PAPER 0.3%
Guillin Emballages                      400            43,260
Sequana Capital                     188,096         6,204,530
                                                -----------------
                                                    6,247,790

GOVERNMENT AIRCRAFT & DEFENSE 0.2%
Beneteau                             54,392         1,543,170
Societe Industrielle
  D'Aviations Latecoere S.A.          8,333           241,319
Thales S.A. (a)                      26,800         1,570,340
                                                -----------------
                                                    3,354,829

INFORMATION & SERVICES 0.6%
A Novo *                             73,104            54,112
Ginger                                8,835           269,362
Thomson (a)                         704,088        10,738,879
                                                -----------------
                                                   11,062,353

LAND & WATER TRANSPORTATION 0.1%
Financiere de l'Odet                  4,495         1,969,953

METAL PRODUCTS & MACHINERY 0.5%
Constructions Industrielles
  dela Mediterranee S.A.                777           121,448
Gevelot                               3,516           301,169
Haulotte Group                        8,305           313,309
Securidev S.A.                          356            13,833
Valeo S.A. (a)                      155,202         8,649,161
                                                -----------------
                                                    9,398,920

MISCELLANEOUS FINANCE 1.0%
ABC Arbitrage                        16,370           145,951
Natixis (a)                         916,078        20,371,254
Viel et Compagnie                    56,604           419,827
                                                -----------------
                                                   20,937,032

See financial notes.
                                            Laudus Funds Semi-Annual Report   81

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
PUBLISHING, BROADCASTING & CINEMA 0.4%
Havas S.A. (a)                      223,417         1,321,144
Publicis Groupe                     150,670         6,200,425
                                                -----------------
                                                    7,521,569

REAL ESTATE DEVELOPMENT 0.4%
Icade Fonciere des Pimonts
  S.A.                                   40             8,925
Nexity                              107,400         6,627,192
Touax                                 9,600           536,843
                                                -----------------
                                                    7,172,960

RESTAURANTS, HOTELS & THEATERS 0.7%
Club Mediterranee S.A. *                225            14,586
Compagnie des Alpes                   4,130           212,010
Groupe Flo                           37,268           706,312
Pierre & Vacances                     3,129           433,853
Sodexho Alliance S.A. (a)           185,200        12,803,747
                                                -----------------
                                                   14,170,508
RETAIL 0.1%
Casino Guichard-Perrachon S.A.
  (a)                                28,339         2,971,724

SOFTWARE 1.2%
Atos Origin S.A. (a)*               138,685         8,062,033
Cap Gemini S.A. (a)                 208,500        12,826,258
Esi Group *                           9,000           141,169
GFI Informatique                     37,935           387,210
Groupe Steria S.C.A. (a)             21,269         1,075,010
Jet Multimedia                       15,000           222,988
Lectra                                2,093            18,056
Tessi S.A.                            3,864           280,959
XRT (b)                             110,000           260,425
                                                -----------------
                                                   23,274,108
                                                -----------------
                                                  196,487,042

GERMANY 6.6%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
Frosta AG                             7,799           238,906

AUTOS 0.0%
Grammer AG (a)                        3,054            96,916

BASIC MINERALS & METALS 1.5%
Norddeutsche Affinerie AG           103,239         4,528,162
Salzgitter AG                       135,866        26,627,096
                                                -----------------
                                                   31,155,258

BEER, LIQUOR, & TOBACCO 0.0%
Sektkellerei Schloss
  Wachenheim AG                      23,575           331,125

CELLULAR & WIRELESS 0.0%
Funkwerk AG (a)                      14,106           358,777

CHEMICALS & RUBBER 0.9%
Altana AG                           203,669         4,904,294
Lanxess                             298,200        14,141,554
                                                -----------------
                                                   19,045,848

COMMERCIAL AIRCRAFT & COMPONENTS 0.6%
MTU Aero Engines Holding AG         195,517        11,888,233

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)

CONSTRUCTION MATERIALS 0.0%
Deutsche Steinzeug Cremer &
  Breuer AG *                        34,096            69,981

ELECTRIC UTILITIES 0.2%
MVV Energie AG                       90,209         3,791,994

FINANCIAL INVESTMENTS 0.0%
Effecten-Spiegel AG                     487            14,201

FOREST PRODUCTS & PAPER 0.0%
Westag & Getalit AG                   2,631            68,393

GOVERNMENT AIRCRAFT & DEFENSE 0.5%
Rheinmetall AG (a)                  128,400        10,186,272

INFORMATION & SERVICES 0.6%
Bilfinger Berger AG (a)             128,093        10,011,645
D. Logistics AG *                   150,322           483,812
Ruecker AG                           28,950           321,994
TUI AG (a)*                          44,952         1,206,470
                                                -----------------
                                                   12,023,921

INSTRUMENTS 0.1%
Fresenius AG                         32,365         2,438,635

INSURANCE 0.0%
Wuerttembergische
  Lebensversicherung AG *            13,078           615,216

IT HARDWARE 1.2%
ADCapital AG                            498             8,379
Augusta Technologie AG *             17,630           432,399
Elmos Semiconductor AG *             33,286           360,314
Euromicron AG                        16,107           390,421
Infineon Technologies AG *        1,302,403        22,413,605
                                                -----------------
                                                   23,605,118

METAL PRODUCTS & MACHINERY 0.5%
Duerr AG *                           53,317         2,267,521
Gesco AG                              8,232           562,960
Gildemeister AG (a)                 170,000         4,718,204
KSB AG                                1,306         1,162,911
Muehlbauer Holding AG & Co.             339            11,352
Suess MicroTec AG *                  79,114           841,694
                                                -----------------
                                                    9,564,642

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.1%
Boewe Systec AG                      20,309           975,650
Koenig & Bauer AG                     9,040           325,210
                                                -----------------
                                                    1,300,860

PUBLISHING, BROADCASTING & CINEMA 0.0%
Schlott Gruppe AG                       500            13,727

RESTAURANTS, HOTELS & THEATERS 0.1%
IFA Hotel & Touristik AG *           25,000           345,793
Sixt AG (a)                          40,563         2,025,580
                                                -----------------
                                                    2,371,373

RETAIL 0.1%
Hornback Baumarkt
  Aktiengesellschaft                 25,022         1,568,855

SOFTWARE 0.1%
Bechtle AG                           15,839           686,821

                                                            See financial notes.
 82  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
Computerlinks AG                     16,576           317,805
Integralis AG *                      26,396           175,768
Mensch + Maschine                     3,844            32,323
PC- Ware AG                          13,750           289,384
REALTECH AG                          13,166           206,110
syzygy AG *                          49,974           260,029
USU Software AG                      30,934           196,291
                                                -----------------
                                                    2,164,531

WHOLESALE 0.1%
Cancom IT Systeme AG *                7,556            42,939
INTERSEROH AG                        23,540         1,454,861
                                                -----------------
                                                    1,497,800
                                                -----------------
                                                  134,410,582
GREECE 0.3%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.2%
Bank of Greece                       24,541         3,209,929

COMMUNICATIONS UTILITIES 0.1%
Hellenic Telecommunications
  Organization S.A. (OTE)            49,110         1,824,522
                                                -----------------
                                                    5,034,451

HONG KONG 2.0%
-----------------------------------------------------------------
BASIC MINERALS & METALS 0.0%
China Oriental Group Co., Ltd.      211,000           120,441

CELLULAR & WIRELESS 0.0%
SmarTone Telecommunications
  Holdings Ltd.                     316,500           391,713

CONSUMER DURABLES 0.0%
Alco Holdings Ltd.                   88,000            46,638

FINANCIAL INVESTMENTS 0.0%
Harbour Centre Development
  Ltd.                              180,000           440,400
Peregrine Investment Holdings
  Ltd. (b)(c)*                       84,000                --
                                                -----------------
                                                      440,400

FURNITURE & HOUSEHOLD ITEMS 0.0%
Chow Sang Sang Holdings
  International Ltd.                380,000           532,340

INFORMATION & SERVICES 0.0%
USI Holdings Ltd.                   722,727           498,636

INSURANCE 0.0%
Asia Financial Holdings Ltd.        688,000           407,995

IT HARDWARE 0.3%
CCT Telecom Holdings Ltd.           404,000            74,891
Moulin Global Eyecare Holdings
  Ltd. (b)(c)*                      268,000                --
Semiconductor Manufacturing
  International Corp. *           5,716,000           679,669
Truly International Holdings
  Ltd.                              626,000         1,685,332
Vtech Holdings Ltd.                 344,000         2,538,192
                                                -----------------
                                                    4,978,084

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)

LAND & WATER TRANSPORTATION 0.2%
Hopewell Highway
  Infrastructure Ltd.               182,500           173,052
Transport International
  Holdings Ltd.                     760,400         4,319,634
                                                -----------------
                                                    4,492,686

METAL PRODUCTS & MACHINERY 0.0%
Chen Hsong Holdings Ltd.            396,000           291,828

MISCELLANEOUS FINANCE 0.3%
Allied Group Ltd.                   207,600           920,939
COL Capital Ltd.                  1,192,000         1,044,768
Guoco Group Ltd.                    268,000         3,650,747
Sun Hung Kai & Co., Ltd.            272,000           387,874
                                                -----------------
                                                    6,004,328

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.0%
Proview International Holdings
  Ltd.                            1,908,000           281,831

REAL ESTATE DEVELOPMENT 0.9%
Allied Properties (H.K.) Ltd.     4,100,000         1,365,990
Associated International
  Hotels Ltd. *                       4,000             6,899
Chevalier International
  Holdings Ltd.                     356,000           398,562
China Motor Bus Co., Ltd.             4,000            30,822
Coastal Greenland Ltd.            1,268,000           339,397
Goldlion Holdings Ltd.              300,000           107,326
Great Eagle Holdings Ltd.             5,000            18,931
Hong Kong Ferry (Holdings)
  Co., Ltd.                         278,280           293,177
Hongkong Chinese Ltd. (b)           180,000            44,117
Hopewell Holdings Ltd.              368,000         1,752,619
Hopson Development Holdings
  Ltd.                              948,000         3,141,815
Lippo Ltd.                           14,000            12,051
Melbourne Enterprises Ltd.            2,000            13,329
Miramar Hotel & Investment
  Co., Ltd.                         327,000           529,230
New World China Land Ltd.         4,003,200         3,818,760
Pacific Century Premium
  Developments Ltd.               4,308,000         1,344,711
Safety Godown Co., Ltd.               8,000             5,145
Soundwill Holdings Ltd.             554,000           328,656
Tai Cheung Holdings Ltd.          1,423,520         1,140,084
TAI Sang Land Developement
  Ltd.                              101,000            51,511
Wheelock Properties (S) Ltd.      1,639,000         1,816,538
Wing On Co. International Ltd.      276,500           517,966
                                                -----------------
                                                   17,077,636

RESTAURANTS, HOTELS & THEATERS 0.2%
Hongkong & Shanghai Hotels
  Ltd.                              871,192         1,542,605
Keck Seng Investments               340,000           303,899
Mandarin Oriental
  International Ltd.                460,000         1,032,823
                                                -----------------
                                                    2,879,327

SOFTWARE 0.0%
SUNeVision Holdings Ltd.          1,050,280           153,712

See financial notes.
                                            Laudus Funds Semi-Annual Report   83

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
WHOLESALE 0.1%
Champion Technology Holdings
  Ltd.                            4,363,582           962,123
Tan Chong International Ltd.      1,236,000           414,976
                                                -----------------
                                                    1,377,099
                                                -----------------
                                                   39,974,694

IRELAND 0.5%
-----------------------------------------------------------------
CONSTRUCTION & HOMEBUILDING 0.0%
Abbey plc                            15,931           153,759

CONSTRUCTION MATERIALS 0.0%
Readymix plc                          4,107            10,373

IT HARDWARE 0.0%
Vislink plc                         263,135           377,101

OIL & COAL RESOURCES 0.0%
Dragon Oil plc *                     18,519            87,415

RESTAURANTS, HOTELS & THEATERS 0.1%
FBD Holdings plc                     19,924           620,069

SOFTWARE 0.0%
Iona Technologies plc *              29,976           113,565

WHOLESALE 0.4%
DCC plc                             290,707         8,609,632
                                                -----------------
                                                    9,971,914

ITALY 4.7%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
Centrale del Latte di Torino &
  C S.p.A.                            9,679            62,400
La Doria S.p.A. *                   107,874           312,052
                                                -----------------
                                                      374,452

BANKS & CREDIT INSTITUTIONS 0.2%
Banca Popolare dell'Etruria e
  del Lazio Scrl (a)                213,735         3,707,223

BASIC MINERALS & METALS 0.1%
KME Group *                         402,068         1,061,966

CHEMICALS & RUBBER 0.5%
Montefibre S.p.A. *                 431,574           308,667
Pirelli & C. S.p.A. (a)*          8,037,000         9,679,395
                                                -----------------
                                                    9,988,062

CONSTRUCTION & HOMEBUILDING 0.2%
Astaldi S.p.A.                      315,378         2,529,738
Vianini Lavori S.p.A.               111,065         1,802,994
                                                -----------------
                                                    4,332,732

CONSTRUCTION MATERIALS 1.0%
Buzzi Unicem S.p.A. (a)             234,000         6,072,847
Cementir S.p.A. Cementerie del
  Tirreno                            81,423           822,759
Italcementi S.p.A. (a)              340,800         7,545,086
Italmobiliare S.p.A. (a)             50,802         6,340,129
                                                -----------------
                                                   20,780,821

ELECTRIC UTILITIES 0.2%
ACEA S.p.A.                         169,809         3,338,167

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)

FINANCIAL INVESTMENTS 0.0%
BasicNet S.p.A. *                   185,008           379,467

FOREST PRODUCTS & PAPER 1.0%
IFIL -- Investments S.p.A. (a)    1,944,000        20,954,699

GAS & OTHER PUBLIC UTILITIES 0.0%
Acegas-APS S.p.A.                    61,646           657,399

INFORMATION & SERVICES 0.4%
I Grandi Viaggi S.p.A.               90,977           283,689
Iride S.p.A. (a)                    795,689         2,922,997
Societa Iniziative
  Autostradali e Servizi
  S.p.A. (SIAS)                     310,000         4,682,582
                                                -----------------
                                                    7,889,268

INSTRUMENTS 0.0%
Gefran S.p.A.                        52,276           387,513

LAND & WATER TRANSPORTATION 0.0%
Autostrade Meridionali S.p.A.           216             7,084

METAL PRODUCTS & MACHINERY 0.3%
Danieli S.p.A. -- Officine
  Meccanishe Danieli & C. (a)       143,186         4,882,862
Intek S.p.A.                        185,475           211,855
                                                -----------------
                                                    5,094,717

MISCELLANEOUS FINANCE 0.0%
Mittel S.p.A.                        36,044           274,008

PUBLISHING, BROADCASTING & CINEMA 0.7%
A.S. Roma S.p.A. *                  111,113           150,149
C.I.R. S.p.A. -- Compagnie
  Industriali Riunite (a)         1,758,000         6,834,054
Cofide S.p.A. -- Compagnia
  Finanziaria De Benedetti          769,882         1,312,614
Mondadori (Arnoldo) Editore
  S.p.A. (a)                        598,000         5,781,334
Monrif S.p.A. *                     179,065           243,363
                                                -----------------
                                                   14,321,514

REAL ESTATE DEVELOPMENT 0.0%
IPI S.p.A. *                            641             4,338
Vittoria Assicurazioni S.p.A.         4,787            90,414
                                                -----------------
                                                       94,752

RESTAURANTS, HOTELS & THEATERS 0.0%
Fiera Milano S.p.A.                  30,485           262,131

SOAPS & COSMETICS 0.0%
Mirato S.p.A.                        21,987           244,245

SOFTWARE 0.1%
Banco di Sardegna S.p.A.              1,532            39,898
Digital Bros S.p.A.                      77               543
Engineering Ingegneria
  Informatica S.p.A.                 29,038         1,427,878
                                                -----------------
                                                    1,468,319
                                                -----------------
                                                   95,618,539

                                                            See financial notes.
 84  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
JAPAN 16.1%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.7%
Coca-Cola Central Japan Co.,
  Ltd. (a)                              213         1,636,535
EJ Holdings, Inc. *                      50             8,706
Hokkaido Coca-Cola Bottling
  Co., Ltd.                           2,000            11,645
Itoham Foods, Inc. (a)              692,000         2,817,642
Marudai Food Co., Ltd.              216,000           768,896
Mikuni Coca-Cola Bottling Co.,
  Ltd. (a)                          106,200         1,185,284
Morinaga Milk Industry Co.,
  Ltd.                              338,000         1,349,976
Nichiwa Sangyo Co., Ltd.             57,000           205,128
Nippon Beet Sugar
  Manufacturing Co., Ltd. (a)       372,000           872,708
Nippon Flour Mills Co., Ltd.
  (a)                               358,000         1,316,061
The Nisshin Oillio Group Ltd.       545,000         2,304,937
Tokatsu Foods Co., Ltd.              63,000           293,173
Yamazaki Baking Co., Ltd. (a)        51,000           382,309
Yonekyu Corp.                       125,500         1,292,530
                                                -----------------
                                                   14,445,530

AIRLINES 0.0%
Kintetsu World Express, Inc.            400            13,664

AUTOS 0.8%
Aichi Machine Industry Co.,
  Ltd.                              331,000           828,113
Aisan Industry Co., Ltd.             21,900           264,984
Fuji Heavy Industries Ltd. (a)      584,000         2,558,835
Futaba Industrial Co., Ltd.
  (a)                                49,700         1,277,447
HI-LEX Corp.                         19,600           301,234
Kyokuto Kaihatsu Kogyo Co.,
  Ltd.                                  900             6,826
Mitsuba Corp.                       106,000           699,376
Morita Corp.                          2,000            11,656
Nissan Shatai Co., Ltd.             342,000         2,097,147
Sanden Corp. (a)                    487,000         2,710,261
Showa Corp.                         122,100         1,450,009
Topre Corp.                         129,600         1,151,416
Topy Industries Ltd. (a)            768,000         2,046,568
Unipres Corp.                       139,000         1,081,085
Yachiyo Industry Co., Ltd.              100             1,358
                                                -----------------
                                                   16,486,315

BANKS & CREDIT INSTITUTIONS 0.5%
Akita Bank Ltd.                     169,000           736,218
Daishi Bank Ltd.                    716,000         2,874,929
Hyakugo Bank Ltd.                   522,000         3,005,977
Kita-Nippon Bank Ltd.                 4,400           180,894
Taiko Bank Ltd.                      64,000           179,758
The Aichi Bank Ltd.                  29,700         2,554,128
The Chukyo Bank Ltd.                 38,000           112,015
The Eighteenth Bank Ltd.            230,000           920,776
                                                -----------------
                                                   10,564,695

BASIC MINERALS & METALS 2.0%
Ahresty Corp.                         6,700           124,499
Asahi Industries Co., Ltd.              205           334,601
Chubu Steel Plate Co., Ltd.         135,700           941,541
Hitachi Cable Ltd.                  508,000         3,138,252
Kurimoto Ltd. (a)                   161,000           474,006

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
Mitsui Mining & Smelting Co.,
  Ltd.                              540,000         2,314,474
Nakayama Steel Works Ltd. (a)       115,000           270,914
Nichia Steel Works Ltd. (a)         154,000           635,732
Nippon Light Metal Co., Ltd.
  (a)                             1,404,000         3,079,878
Nippon Metal Industry Co.,
  Ltd. (a)                          158,000           726,139
Nippon Yakin Kogyo Co., Ltd.
  (a)                               342,500         3,400,756
Nisshin Steel Co., Ltd. (a)       1,105,000         4,957,680
Osaka Steel Co., Ltd.               128,200         2,365,109
Pacific Metals Co., Ltd. (a)         17,000           260,113
Sumitomo Pipe & Tube Co., Ltd.      113,000           867,542
The Furukawa Electric Co.,
  Ltd.                              473,000         2,303,689
Toho Zinc Co., Ltd.                  42,000           385,126
Tokyo Steel Manufacturing Co.,
  Ltd. (a)                          217,900         3,370,521
Tokyo Tekko Co., Ltd. (a)           174,000           966,135
Toyo Kohan Co., Ltd. (a)            381,000         2,430,274
Yamato Kogyo Co., Ltd.              108,700         5,193,555
Yodogawa Steel Works Ltd.           460,000         2,277,423
                                                -----------------
                                                   40,817,959

BEER, LIQUOR, & TOBACCO 0.2%
Asahi Breweries Ltd.                232,400         3,536,861
Mercian Corp.                       455,000           995,534
                                                -----------------
                                                    4,532,395

CHEMICALS & RUBBER 1.6%
Adeka Corp. (a)                         400             4,180
Arakawa Chemical Industries
  Ltd.                               18,200           206,536
Atomix Co., Ltd.                      3,000            10,473
Daicel Chemical Industries
  Ltd. (a)                           94,000           741,568
Dainippon Ink & Chemicals,
  Inc.                              734,000         3,233,955
Hodogaya Chemical Co., Ltd.         249,000           658,853
Kureha Chemical Industry Co.,
  Ltd.                              270,000         1,186,504
Mitsubishi Gas Chemical Co.,
  Inc. (a)                           88,000           812,451
Sakai Chemical Industry Co.,
  Ltd.                              383,000         2,565,623
SOFT99 Corp.                         28,600           209,119
Sumitomo Rubber Industries
  Ltd.                              327,400         4,104,609
Teijin Ltd. (a)                     454,000         2,210,174
Toagosei Co., Ltd.                  540,000         2,005,354
Tokyo Ohka Kogyo Co., Ltd. (a)      108,300         2,336,468
Tosoh Corp.                         846,000         5,461,700
Toyo Ink Manufacturing Co.,
  Ltd. (a)                          321,000         1,085,788
Ube Industries Ltd.               1,460,000         5,150,788
                                                -----------------
                                                   31,984,143

COMMERCIAL AIRCRAFT & COMPONENTS 0.1%
Jalux., Inc. (a)                     11,200           201,134
Shinko Electric Co., Ltd. (a)        80,000           229,453
Sumitomo Precision Products
  Co., Ltd.                         197,000           922,446
                                                -----------------
                                                    1,353,033

See financial notes.
                                            Laudus Funds Semi-Annual Report   85

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
COMMUNICATIONS UTILITIES 0.2%
Rakuten, Inc. (a)                     9,030         3,529,630

CONSTRUCTION & HOMEBUILDING 0.5%
C-Cube Corp.                         98,600           355,579
Chudenko Corp.                          700            12,621
Daiichi Kensetu Corp.                24,000           168,267
Kinden Corp.                         85,000           774,707
Koatsu Kogyo Co., Ltd.               29,000            88,157
Maeda Corp. (a)                      59,000           227,355
Nippo Corp.                         319,000         2,545,745
Nippon Densetsu Kogyo Co.,
  Ltd.                               36,000           260,714
Nippon Dentsu Co., Ltd.              20,000            69,595
Nippon Road Co., Ltd.               331,000           570,979
Nishimatsu Construction Co.,
  Ltd. (a)                          753,000         2,270,458
Ohmoto Gumi Co., Ltd.                34,000           212,654
Oki Wintech Co., Ltd.                45,000           195,773
Seibu Electric Industry Co.,
  Ltd.                               83,000           417,779
Taisei Oncho Co., Ltd.               49,000           157,561
Taisei Rotec Corp.                  339,000           559,102
Yondenko Corp.                      126,000           692,427
Yurtec Corp.                        108,000           629,820
                                                -----------------
                                                   10,209,293

CONSTRUCTION MATERIALS 0.5%
Maeda Road Construction Co.,
  Ltd.                              327,000         2,860,038
Mitani Sekisan Co., Ltd.              4,600            36,726
Nihon Yamamura Glaaa Co., Ltd.      444,000         1,071,186
Nittetsu Mining Co., Ltd.           173,000         1,369,225
Sankyo Rikagaku Co., Ltd.            22,000           275,444
Taiheiyo Cement Corp.               673,000         2,549,411
Toto Ltd. (a)                       321,000         2,322,915
                                                -----------------
                                                   10,484,945

CONSUMER DURABLES 0.1%
Cleanup Corp.                       165,700         1,145,761

DRUGS & PHARMACEUTICALS 0.3%
ASKA Pharmaceutical Co., Ltd.        19,000           149,228
Cawachi Ltd.                         69,700         1,870,673
Nippon Shinyaku Co., Ltd.           174,000         1,530,842
Nissui Pharmaceutical Co.,
  Ltd.                                5,000            36,762
Ssp Co., Ltd. (a)                   123,000           570,576
Sumitomo Seika Chemicals Co.,
  Ltd.                              219,000         1,023,180
Torii Pharmaceutical Co., Ltd.       91,600         1,609,199
                                                -----------------
                                                    6,790,460

FINANCIAL INVESTMENTS 0.1%
Gecoss Corp. (a)                     55,300           305,440
NEC Leasing Ltd. (a)                 85,300         1,451,145
Ohsho Food Service Corp.              4,800            59,720
Sankyo Frontier Co., Ltd.            61,000           174,027
Wakita & Co., Ltd.                   50,000           348,103
                                                -----------------
                                                    2,338,435

FOREST PRODUCTS & PAPER 0.0%
Nihon Decoluxe Co., Ltd.              2,000            10,717

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)

FURNITURE & HOUSEHOLD ITEMS 0.1%
Roland Corp.                         41,600         1,153,070
Tachikawa Corp.                      60,600           419,559
Toso Co., Ltd.                       43,000           116,049
                                                -----------------
                                                    1,688,678

GAS & OTHER PUBLIC UTILITIES 0.0%
Keiyo Gas Co., Ltd.                  49,000           249,767
Otaki Gas Co., Ltd.                  24,000           137,672
                                                -----------------
                                                      387,439

GOVERNMENT AIRCRAFT & DEFENSE 0.1%
Mitsui Engineering &
  Shipbuilding Co., Ltd. (a)        577,000         3,249,228

INFORMATION & SERVICES 0.3%
Autobacs Seven Co., Ltd. (a)         13,400           347,171
BML, Inc. (a)                         1,000            14,298
Chodai Co., Ltd.                     21,000            72,772
CTI Engineering Co., Ltd.            64,100           412,229
Eikoh, Inc.                          33,400           125,412
Ichishin Co., Ltd.                   36,500           129,276
IDU Co.                                 196           177,461
Johnan Academic Preparatory
  Institute, Inc.                    32,000            64,454
Keiiyu Co., Ltd.                     51,600           293,960
NEC Networks & System
  Integration Corp.                 184,400         2,029,790
Nippon Koei Co., Ltd. (a)           337,000           947,751
Nisshin Fudosan Co., Ltd. (a)        68,700           732,299
Original Engineering
  Consultants Co., Ltd.              16,000            41,927
TKC Corp.                            59,100         1,065,263
Wesco, Inc.                          65,200           174,757
                                                -----------------
                                                    6,628,820

INSTRUMENTS 0.3%
Aloka Co., Ltd.                      18,000           241,813
Espec Corp. (a)                      86,000           581,744
Fukuda Denshi Co., Ltd.              12,300           396,963
Furuno Electric Co., Ltd             12,400           171,224
Hitachi Medical Corp.               102,000         1,038,818
Nipro Corp. (a)                     158,000         3,115,469
Pentax Corp.                          3,000            18,298
Yokogawa Electric Corp.              52,200           632,644
                                                -----------------
                                                    6,196,973

INSURANCE 0.3%
Nissay Dowa General Insurance
  Co., Ltd.                         513,000         3,129,141
The Fuji Fire and Marine
  Insurance Co., Ltd.               752,000         2,558,129
                                                -----------------
                                                    5,687,270

IT HARDWARE 1.1%
Aiphone Co., Ltd.                     6,000           100,078
Alps Electric Co., Ltd. (a)         202,200         2,422,873
Dainippon Screen Mfg. Co.,
  Ltd. (a)                          521,000         3,126,429
Daishinku Corp.                      15,000            95,514
Fujikura Ltd. (a)                   396,000         2,497,318
Futaba Corp. (a)                    154,700         3,400,817
Mitsui High-tec, Inc.                12,300           142,484

                                                            See financial notes.
 86  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
NEC Corp.                           255,000         1,232,561
Pioneer Corp. (a)                   191,900         2,345,726
Shindengen Electric
  Manufacturing Co., Ltd.           205,000           899,675
Shinkawa Ltd. (a)                    71,100         1,298,807
Teikoku Tsushin Kogyo Co.,
  Ltd.                                4,000            17,099
Toko, Inc. (a)*                      53,000           119,436
Toshiba Tec Corp.                   626,000         3,852,545
                                                -----------------
                                                   21,551,362
LAND & WATER TRANSPORTATION 0.2%
Hitachi Transport System Ltd.       164,900         1,899,144
Isewan Terminal Service Co.,
  Ltd.                              107,000           633,476
K.R.S. Corp.                          6,400            66,571
Kawanishi Warehouse Co., Ltd.         5,000            42,659
Maruzen Showa Unyu Co., Ltd.         33,000           113,251
Meiko Trans Co., Ltd.                26,000           296,679
Nippon Konpo Unyu Soko Co.,
  Ltd.                               21,000           284,964
Tokyo Kisen Co., Ltd.                21,000           155,164
                                                -----------------
                                                    3,491,908

MAINFRAME & MINICOMPUTERS 0.2%
Casio Computer Co., Ltd. (a)        172,900         2,467,733
Japan Digital Laboratory Co.,
  Ltd.                              119,000         1,699,489
                                                -----------------
                                                    4,167,222

METAL PRODUCTS & MACHINERY 2.0%
Aida Engineering Ltd.               321,000         2,054,686
Bosch Corp.                         547,000         2,649,443
Corona Corp. (a)                     49,100           748,563
Denyo Co., Ltd. (a)                   3,100            35,352
Ebara Corp. (a)                     452,000         2,078,402
Fuji Electric Holdings Co.,
  Ltd. (a)                          592,000         2,628,478
Fuji Machine Manufacturing
  Co., Ltd.                         153,800         2,979,026
Fujishoji Co., Ltd.                     155           137,640
Fujitec Co., Ltd. (a)                85,000           559,824
Hakuto Co., Ltd. (a)                 79,000         1,151,843
Heiwa Corp. (a)                     221,200         2,599,694
Hitachi Maxell Ltd. (a)             171,000         1,842,552
Ishikawajima Transportation
  Machinery Co., Ltd.                46,000           216,254
Kioritz Corp.                       247,000           717,359
Komori Corp.                        165,000         4,033,547
Nakano Refrigerators Co., Ltd.        1,900            18,290
Nippei Toyama Corp.                 179,000         1,517,774
Nissei Plastic Industrial Co.,
  Ltd.                               87,000           414,121
Nitto Kogyo Corp. (a)               114,200         1,752,532
Oiles Corp.                          96,300         2,079,513
OKK Corp.                            22,000            68,374
Piolax, Inc.                          8,800           181,639
Sanso Electric Co., Ltd.             30,000            91,412
Sanwa Shutter Corp. (a)             557,000         3,112,738
Sekisui Jushi Corp.                  73,000           642,240
Shin-Kobe Electric Machinery
  Co., Ltd.                          75,000           304,940
ShinMaywa Industries Ltd.           378,000         1,800,225
Sintokogio Ltd.                     204,300         3,053,594

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
Takeuchi Mfg. Co., Ltd.               6,200           352,500
Tsurumi Manufacturing Co Ltd.         9,000            82,688
                                                -----------------
                                                   39,905,243

MISCELLANEOUS FINANCE 0.2%
Aizawa Securities Co., Ltd.          51,200           369,181
Osaka Securities Finance Co.,
  Ltd.                              156,200           410,219
Shinsei Bank Ltd.                   733,000         2,298,751
Takagi Securities Co., Ltd.          99,000           321,812
                                                -----------------
                                                    3,399,963

OIL DISTRIBUTION 0.2%
Cosmo Oil Co., Ltd.                 567,000         2,684,266
Idemitsu Kosan Co., Ltd.             10,500         1,174,512
                                                -----------------
                                                    3,858,778

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.2%
Canon Finetech Ltd.                   8,500           145,714
Eizo Nanao Corp. (a)                 79,200         2,594,632
Nidec Copal Corp.                    10,700           121,382
Noritsu Koki Co., Ltd.               15,900           320,450
Ohara, Inc.                          32,300           602,079
Riso Kagaku Corp.                    51,600         1,045,129
                                                -----------------
                                                    4,829,386

PUBLISHING, BROADCASTING & CINEMA 0.1%
Chubu-Nippon Broadcasting Co.,
  Ltd.                                  800             9,195
Hakuhodo DY Holdings, Inc. (a)       29,480         2,065,166
RKB Mainichi Broadcasting
  Corp.                              17,000           135,745
                                                -----------------
                                                    2,210,106

REAL ESTATE DEVELOPMENT 0.2%
Airport Facilties Co., Ltd.          17,100           117,270
Aoki Marine Co., Ltd.                15,000            47,531
Cosmos Initia Co., Ltd.             351,000         1,462,026
Cowboy Co., Ltd. *                   67,000            85,838
Hosoda Corp.                         57,000           245,212
Keihanshin Real Estate Co.,
  Ltd. (a)                          122,000           665,452
Yuraku Real Estate Co., Ltd.        172,000           747,685
Zephyr Co., Ltd.                         48            68,727
                                                -----------------
                                                    3,439,741

RESTAURANTS, HOTELS & THEATERS 0.3%
Daisyo Corp. (a)                     71,900           964,189
Fields Corp. (a)                        848         1,146,697
Gourmet Kineya Co., Ltd.             45,000           359,459
H.I.S. Co., Ltd.                    107,200         2,015,862
Matsuya Foods Co., Ltd.               4,300            51,441
Shidax Corp.                          1,197           815,959
                                                -----------------
                                                    5,353,607

RETAIL 1.0%
Aichi Toyota Motor Co., Ltd.         20,000           309,615
Alpen Co., Ltd. (a)                  88,900         1,188,513
AOKI Holdings, Inc.                  29,000           571,391
Aoyama Trading Co., Ltd.            103,600         2,626,931
Belluna Co., Ltd.                       650             6,584
Blue Grass Co., Ltd.                 11,600           106,038

See financial notes.
                                            Laudus Funds Semi-Annual Report   87

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
Chiyoda Co., Ltd.                   148,900         2,136,256
Daiwa Co., Ltd.                      96,000           208,596
FamilyMart Co., Ltd.                 18,000           468,316
Haruyama Trading Co., Ltd. (a)       21,900           182,450
Heiwado Co., Ltd. (a)               131,800         2,095,376
Kasumi Co., Ltd. (a)                 88,000           450,853
Marui Group Co., Ltd. (a)           154,700         1,702,849
Maxvalu Nishinihon Co., Ltd.          7,900            98,428
Maxvalu Tokai Co., Ltd.                 900            13,309
Okuwa Co., Ltd                      109,000         1,391,608
PLENUS Co., Ltd.                     19,500           318,818
Poplar Co., Ltd.                     16,400           107,346
Senshukai Co., Ltd.                  40,300           505,372
The Daiei, Inc. (a)*                292,200         2,303,158
Uny Co., Ltd. (a)                   356,000         3,096,529
                                                -----------------
                                                   19,888,336

SOFTWARE 0.1%
Daikoku Denki Co., Ltd.               7,600           102,383
Fujitsu Business Systems Ltd.
  (a)                                76,900         1,282,696
Japan Process Development Co.,
  Ltd.                               16,700           126,198
                                                -----------------
                                                    1,511,277
TEXTILES & APPAREL 0.5%
Fuji Corp.                           18,000           156,544
Fujix Ltd.                            9,000            32,318
Ichikawa Co., Ltd.                   79,000           315,739
Japan Wool Textile Co., Ltd.
  (a)                               167,000         1,345,097
Jichodo Co., Ltd.                    14,000           125,969
King Co., Ltd.                       46,000           155,484
Kurabo Industries Ltd.              790,000         1,960,669
Onward Kashiyama Co., Ltd.          195,000         1,967,639
Sazaby, Inc.                         29,500           797,921
Tokyo Style Co., Ltd.               250,000         2,593,729
Wacoal Holdings Corp.                 1,000            12,246
                                                -----------------
                                                    9,463,355

TRADING COMPANY 0.2%
Sojitz Corp.                      1,047,200         4,528,186

WHOLESALE 0.9%
Denkyosha Co., Ltd.                  20,000           156,533
Furusato Industries Ltd.                500             6,689
Inabata & Co., Ltd.                  18,900           122,890
Japan Pulp & Paper Co., Ltd.        433,000         1,650,814
Kamei Corp.                          93,000           533,670
Kanaden Corp.                       110,000           638,139
Macnica, Inc.                        70,900         1,581,429
Mitani Corp.                         17,800           194,970
Mitsuuroko Co., Ltd. (a)             59,900           424,053
Nagahori Corp.                       59,000           212,525
Nagase & Co., Ltd.                  245,000         2,888,967
Ryoden Trading Co., Ltd.            177,000         1,377,833
Ryosan Co., Ltd.                     42,700         1,067,745
Ryoyo Electro Corp.                  13,400           193,030
Satori Electric Co., Ltd.            45,700           535,862
Sinanen Co., Ltd.                   109,000           553,835
Sumitomo Forestry Co., Ltd.         359,000         2,955,328
TEN ARROWS Co., Ltd.                  6,700            41,412
Tokiwa Yakuhin Co., Ltd.             10,000            35,347

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
Totech Corp.                         26,000           208,538
Trusco Nakayama Corp. (a)           117,900         2,038,957
Tsuzuki Densan Co., Ltd.             35,700           139,529
Uchida Yoko Co., Ltd.               126,000           570,139
Uehara Sei Shoji Co., Ltd.           51,000           220,424
                                                -----------------
                                                   18,348,658
                                                -----------------
                                                  324,492,511

MALAYSIA 0.0%
-----------------------------------------------------------------
REAL ESTATE DEVELOPMENT 0.0%
Rekapacific Berhad (b)(c)            24,000                --

NETHERLANDS 3.2%
-----------------------------------------------------------------
AUTOS 0.0%
Kendrion N.V. *                       1,391            39,581

BASIC MINERALS & METALS 0.0%
Draka Holding N.V. (a)                3,500           156,279

CHEMICALS & RUBBER 0.9%
Koninklijke DSM N.V.                333,748        17,980,419

CONSTRUCTION & HOMEBUILDING 0.7%
Heijmans N.V. C.V.A. (a)             53,022         2,452,555
Koninklijke BAM Groep N.V.          436,800        11,674,892
                                                -----------------
                                                   14,127,447

FOREST PRODUCTS & PAPER 0.0%
Crown Van Gelder N.V.                 9,758           237,729

FURNITURE & HOUSEHOLD ITEMS 0.4%
Hunter Douglas N.V.                  86,303         7,723,616

INFORMATION & SERVICES 0.6%
Fornix Biosciences N.V.              10,440           280,155
Vedior N.V. C.V.A                   501,748        11,044,420
                                                -----------------
                                                   11,324,575

IT HARDWARE 0.2%
ASM International N.V. (a)          155,564         4,440,264

METAL PRODUCTS & MACHINERY 0.0%
BE Semiconductor Industries
  N.V. (a)*                          70,783           460,760

MISCELLANEOUS FINANCE 0.0%
Van der Moolen Holding N.V.
  (a)*                               86,141           389,333

SOFTWARE 0.0%
DOCdata N.V.                         26,000           238,713
ICT Automatisering N.V.              14,362           241,950
                                                -----------------
                                                      480,663

TEXTILES & APPAREL 0.0%
Gamma Holding N.V.                    4,817           381,500

WHOLESALE 0.4%
Buhrmann N.V. (a)                   301,000         3,291,523
Univar N.V.                          52,309         3,958,385
                                                -----------------
                                                    7,249,908
                                                -----------------
                                                   64,992,074

                                                            See financial notes.
 88  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
NEW ZEALAND 0.2%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
AFFCO Holdings Ltd.                 887,761           260,751

AIRLINES 0.2%
Air New Zealand Ltd.              1,616,305         3,012,947

LAND & WATER TRANSPORTATION 0.0%
Tourism Holdings Ltd.               217,789           394,639

OIL DISTRIBUTION 0.0%
The New Zealand Refining Co.,
  Ltd.                               21,372           122,969

RESTAURANTS, HOTELS & THEATERS 0.0%
Millennium & Capthorne Hotels
  New Zealand Ltd.                1,147,522           714,143

RETAIL 0.0%
Hallenstein Glasson Holdings
  Ltd.                               52,084           175,848
                                                -----------------
                                                    4,681,297

NORWAY 0.3%
-----------------------------------------------------------------
BANKS & CREDIT INSTITUTIONS 0.0%
Sparebanken Vest                      7,022           248,704

GOVERNMENT AIRCRAFT & DEFENSE 0.2%
Aker Yards A/S                      279,919         3,305,624

LAND & WATER TRANSPORTATION 0.0%
Fosen Trafikklag A.S.A.                 187            20,638
Solstad Offshore A.S.A.               4,548           120,728
Stolt-Nielsen S.A. (a)                9,147           272,147
                                                -----------------
                                                      413,513
OIL DRILLING & SERVICES 0.1%
TGS Nopec Geophysical Co.
  A.S.A. (a)*                        57,250         1,167,707
                                                -----------------
                                                    5,135,548

PORTUGAL 0.8%
-----------------------------------------------------------------
CONSTRUCTION & HOMEBUILDING 0.1%
Grupo Soares da Costa, SGPS
  S.A. *                            602,123         1,763,809

CONSTRUCTION MATERIALS 0.4%
CIMPOR-Cimentos de Portugal,
  SGPS S.A.                         890,741         7,393,809

FOREST PRODUCTS & PAPER 0.2%
Corticeira Amorim S.A.                3,256             9,402
Semapa -- Sociedade de
  Investimento e Gestao SGPS
  S.A.                              242,158         3,952,616
                                                -----------------
                                                    3,962,018

INFORMATION & SERVICES 0.0%
Novabase SGPS S.A. *                 25,210           145,677

REAL ESTATE DEVELOPMENT 0.1%
Teixeira Duarte -- Engenharia
  e Construcoes S.A.                513,134         1,502,593

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)

RESTAURANTS, HOTELS & THEATERS 0.0%
Ibersol SGPS S.A.                    35,747           561,076
                                                -----------------
                                                   15,328,982
                                                -----------------

SINGAPORE 1.5%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Cerebos Pacific Ltd.                 32,000            86,580
People's Food Holdings Ltd.         911,000           877,496
                                                -----------------
                                                      964,076

AUTOS 0.2%
Jardine Cycle & Carriage Ltd.       343,000         4,260,156

CELLULAR & WIRELESS 0.0%
MobileOne Ltd.                      184,500           254,588

FINANCIAL INVESTMENTS 0.1%
Chuan Hup Holdings Ltd.             129,000            31,257
Metro Holdings Ltd.               2,583,000         1,805,770
                                                -----------------
                                                    1,837,027

FURNITURE & HOUSEHOLD ITEMS 0.0%
HTL International Holdings
  Ltd. (a)                          444,000           251,790

IT HARDWARE 0.0%
Elec & Eltek International
  Co., Ltd.                          37,000            77,700
WBL Corp., Ltd.                       2,160             5,732
                                                -----------------
                                                       83,432

LAND & WATER TRANSPORTATION 0.2%
K1 Ventures Ltd. *                6,260,000         1,344,263
Neptune Orient Lines Ltd.           868,000         3,090,267
Singapore Shipping Corp., Ltd.      116,000            33,574
                                                -----------------
                                                    4,468,104

METAL PRODUCTS & MACHINERY 0.0%
GP Batteries International
  Ltd.                               26,000            23,637
Kingboard Copper Foil Holdings
  Ltd.                              318,000            92,699
                                                -----------------
                                                      116,336

MISCELLANEOUS FINANCE 0.2%
G.K. Goh Holdings Ltd.              421,083           339,300
Kim Eng Holdings Ltd.             1,121,513         1,502,048
UOB-Kay Hian Holdings Ltd.        1,505,850         2,177,770
                                                -----------------
                                                    4,019,118

OIL DISTRIBUTION 0.0%
Singapore Petroleum Co., Ltd.       141,000           645,455

REAL ESTATE DEVELOPMENT 0.4%
Asia Food & Properties Ltd. *       506,000           268,952
Fraser & Neave Ltd.                 354,000         1,355,020
Haw Par Corp., Ltd.                 343,000         1,866,279
Ho Bee Investment Ltd.              971,000         1,421,852
MCL Land Ltd.                        26,000            46,073
Overseas Union Enterprise Ltd.        6,000            57,101
Wing Tai Holdings Ltd. (a)        1,412,000         3,660,989
                                                -----------------
                                                    8,676,266

See financial notes.
                                            Laudus Funds Semi-Annual Report   89

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
RESTAURANTS, HOTELS & THEATERS 0.1%
Hotel Grand Central Ltd.            139,650           109,026
Hotel Plaza Ltd.                    746,000         1,089,214
Orchard Parade Holdings Ltd. *      563,000           783,754
Stamford Land Corp., Ltd.           379,000           156,711
                                                -----------------
                                                    2,138,705

WHOLESALE 0.2%
Noble Group Ltd.                  1,844,000         2,687,774
                                                -----------------
                                                   30,402,827

SOUTH KOREA 4.9%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.2%
Dongwon F&B Co., Ltd.                 8,173           582,194
Namyang Dairy Products Co.,
  Ltd.                                1,804         1,799,663
Nong Shim Holdings Co., Ltd.            790            76,873
Samyang Corp.                         1,178            86,564
Samyang Genex Co Ltd.                 8,450           954,972
TS Corp.                              7,400           393,303
                                                -----------------
                                                    3,893,569

AIRLINES 0.0%
Korea Airport Service Co.,
  Ltd.                                5,624           365,809

AUTOS 0.0%
Ssangyong Motor Co. *                19,560           125,995

BANKS & CREDIT INSTITUTIONS 0.0%
Korea Development Financing
  Corp.                               4,706           272,329

BASIC MINERALS & METALS 0.5%
KISWIRE Ltd.                         33,380         2,179,088
Korea Iron & Steel Co., Ltd.         17,020         1,753,411
Korea Zinc Co., Ltd.                 27,950         5,250,021
                                                -----------------
                                                    9,182,520

CHEMICALS & RUBBER 0.3%
Cheil Industries, Inc.               59,880         3,993,334
Dong Ah Tire & Rubber Co.,
  Ltd.                                6,440            66,849
Honam Petrochemical Corp.             4,780           786,141
Korea Petrochemical Industrial
  Co., Ltd.                          13,010         1,276,801
                                                -----------------
                                                    6,123,125
COMMUNICATIONS UTILITIES 0.5%
LG Dacom Corp.                       52,070         1,573,996
LS Cable Ltd.                        62,330         7,731,523
                                                -----------------
                                                    9,305,519

CONSTRUCTION & HOMEBUILDING 0.2%
Sam Whan Corp.                       34,370         1,186,263
Sambu Construction Co., Ltd.         31,411         2,083,769
Sungjee Construction Co., Ltd.        9,630           204,309
                                                -----------------
                                                    3,474,341

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)

CONSTRUCTION MATERIALS 0.2%
Asia Cement Co., Ltd.                19,750         1,826,605
Hyundai Cement Co., Ltd.             25,279         1,469,452
POSCO Refractories &
  Environment Co., Ltd.               6,925           357,008
                                                -----------------
                                                    3,653,065

DRUGS & PHARMACEUTICALS 0.2%
Choongwae Holdings Co., Ltd. *        3,739            69,453
Daewoong Co., Ltd.                   40,310         1,392,425
Handok Pharmaceuticals Co.,
  Ltd.                                3,970           107,880
Il Dong Pharmaceutical Co.,
  Ltd.                               31,993         1,519,439
Ilsung Pharmaceuticals Co.,
  Ltd.                                4,235           633,026
                                                -----------------
                                                    3,722,223

ELECTRIC UTILITIES 0.0%
YESCO Co., Ltd.                       7,350           337,113

FINANCIAL INVESTMENTS 0.0%
Green Cross Holdings Corp.            1,616           164,213

FURNITURE & HOUSEHOLD ITEMS 0.0%
Eugene Corp.                         65,740           787,208

GAS & OTHER PUBLIC UTILITIES 0.3%
E1 Corp.                              5,654           990,807
KyungDong City Gas Co., Ltd.            410            30,375
Pusan City Gas Co., Ltd.              3,000            93,120
Samchully Co., Ltd.                   7,900         1,754,132
Seoul City Gas Co., Ltd.              8,482         1,285,947
SK Gas Co., Ltd.                     15,656         1,479,174
                                                -----------------
                                                    5,633,555

GOVERNMENT AIRCRAFT & DEFENSE 0.3%
Hyundai Mipo Dockyard Co.,
  Ltd.                               19,630         6,724,542

INFORMATION & SERVICES 0.3%
Hanshin Construction Co., Ltd.        4,910           151,846
KCC Engineering & Construction
  Co., Ltd.                          23,792         1,861,129
Kyeryong Construction
  Industrial Co., Ltd.               39,750         2,404,042
Samho International Co., Ltd.
  *                                  45,330         1,332,017
Shinsegae Engineering &
  Construction Co., Ltd.              5,790           273,084
                                                -----------------
                                                    6,022,118

INSTRUMENTS 0.0%
Samsung Techwin Co., Ltd.             3,570           270,660

IT HARDWARE 0.0%
People & Telecommunication           19,724           255,261

LAND & WATER TRANSPORTATION 0.0%
Korea Line Corp. (KLC)                1,120           278,744
Sebang Co., Ltd.                      2,220            36,453
                                                -----------------
                                                      315,197

                                                            See financial notes.
 90  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
METAL PRODUCTS & MACHINERY 0.6%
Doosan Corp. *                       46,450         9,595,263
SFA Engineering Corp.                29,719         1,759,773
STX Engine Co., Ltd.                 14,820         1,109,634
                                                -----------------
                                                   12,464,670

MISCELLANEOUS FINANCE 0.1%
Shinyoung Securities Co., Ltd.       23,110         1,695,114

OIL DISTRIBUTION 0.0%
GS Holdings Corp.                     3,440           195,213

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 0.0%
Sindo Ricoh Co., Ltd.                 2,690           235,226

PUBLISHING, BROADCASTING & CINEMA 0.1%
Daekyo Co., Ltd.                     10,405         1,085,749

REAL ESTATE DEVELOPMENT 0.2%
Halla Engineering &
  Construction Corp.                 55,890         1,486,325
Korea Kumho Petrochemical Co.,
  Ltd. (KKPC)                        36,130         2,772,260
                                                -----------------
                                                    4,258,585

RESTAURANTS, HOTELS & THEATERS 0.1%
Paradise Co., Ltd.                  230,010         1,176,039

RETAIL 0.0%
GS Home Shopping, Inc.                7,570           667,266

SOAPS & COSMETICS 0.2%
Pacific Corp.                        17,080         3,555,163

SOFTWARE 0.1%
Daou Technology Inc.                115,270         1,513,066

TEXTILES & APPAREL 0.1%
Dong-Il Corp.                         3,362           319,963
Handsome Co., Ltd.                   34,500           526,821
Hyosung Corp.                        18,270         1,378,490
Ilshin Spinning Co., Ltd.             1,547           130,832
Taekwang Industrial Co., Ltd.           270           437,763
                                                -----------------
                                                    2,793,869

WHOLESALE 0.4%
Hanwha Corp.                         88,360         6,916,643
Youngone Corp.                      109,240         1,130,293
                                                -----------------
                                                    8,046,936
                                                -----------------
                                                   98,315,258

SPAIN 4.0%
-----------------------------------------------------------------
AIRLINES 0.4%
Iberia Lineas Aereas de Espana
  S.A. (a)                        1,550,182         7,577,476

BASIC MINERALS & METALS 0.9%
Acerinox S.A. (a)                   556,620        16,714,082
Befesa Medio Ambiente S.A.
  (a)*                               29,309         1,151,553
                                                -----------------
                                                   17,865,635

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)

CONSTRUCTION & HOMEBUILDING 0.5%
Obrascon Huarte Lain S.A.           216,089         8,080,332
Sacyr Vallehermoso S.A. (a)          84,789         2,959,926
                                                -----------------
                                                   11,040,258

CONSTRUCTION MATERIALS 0.4%
Cementos Portland Valderrivas
  S.A. (a)                           72,000         7,835,227

GAS & OTHER PUBLIC UTILITIES 0.6%
Fomento de Construcciones y
  Contratas S.A. (FCC) (a)          160,712        12,995,343

INSTRUMENTS 0.0%
Indo Internacional S.A.              24,259           284,912

INSURANCE 0.4%
Mapfre S.A. (a)                   1,554,000         7,043,034

METAL PRODUCTS & MACHINERY 0.2%
Construcciones y Auxiliar de
  Ferrocarriles S.A.                  9,692         3,439,579

RESTAURANTS, HOTELS & THEATERS 0.6%
NH Hoteles S.A. (a)*                272,773         5,308,897
Sol Melia S.A. (a)                  321,503         6,063,850
                                                -----------------
                                                   11,372,747

TEXTILES & APPAREL 0.0%
Tavex Algodonera S.A. *              94,146           327,118

WHOLESALE 0.0%
Unipapel S.A.                         8,773           307,300
                                                -----------------
                                                   80,088,629

SWEDEN 1.3%
-----------------------------------------------------------------
AIRLINES 0.3%
SAS AB (a)*                         360,000         6,442,774

AUTOS 0.2%
Haldex AB                            46,782         1,077,757
Trelleborg AB (a)                   133,524         3,147,770
                                                -----------------
                                                    4,225,527

BASIC MINERALS & METALS 0.0%
Boliden AB                            7,198           153,574
Profilgruppen AB                      3,615            45,750
                                                -----------------
                                                      199,324

CHEMICALS & RUBBER 0.0%
Geveko AB -- B shares                10,708           295,467

COMMUNICATIONS UTILITIES 0.6%
Tele2 AB, Class B                   510,000        11,007,982

FINANCIAL INVESTMENTS 0.0%
Havsfrun AB, Shares B                 7,429            37,237

GOVERNMENT AIRCRAFT & DEFENSE 0.2%
Saab AB, Series B (a)               133,672         3,157,984

IT HARDWARE 0.0%
Partnertech AB                        6,597            81,601

LAND & WATER TRANSPORTATION 0.0%
Rederi AB Transatlantic              65,778           479,279

See financial notes.
                                            Laudus Funds Semi-Annual Report   91

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
METAL PRODUCTS & MACHINERY 0.0%
AB Traction, Shares B                10,017           103,076

SOFTWARE 0.0%
Addnode AB                           34,730           121,325
Cision AB (a)*                       14,464            54,217
IBS AB *                              4,816            11,643
Nocom AB -- B shares                 29,871            24,782
Sigma AB                            231,000           330,521
                                                -----------------
                                                      542,488

WHOLESALE 0.0%
OEM International AB                 32,931           254,409
                                                -----------------
                                                   26,827,148

SWITZERLAND 8.1%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.1%
Emmi AG -- Reg'd                     13,413         1,876,873
Groupe Minoteries S.A.                  436            99,289
                                                -----------------
                                                    1,976,162

AUTOS 0.3%
Rieter Holding AG -- Reg'd           10,153         5,507,906

BANKS & CREDIT INSTITUTIONS 0.3%
Banque Cantonale de Geneve            8,832         2,193,498
Graubunder Kantonalbank                 913           796,019
Verwaltungs-und Privat-Bank AG       14,356         3,474,315
                                                -----------------
                                                    6,463,832

BASIC MINERALS & METALS 0.4%
Georg Fischer AG -- Reg'd *          10,590         7,289,863
UMS Schweizerische Metallwerke
  Holding AG *                       18,631           397,710
                                                -----------------
                                                    7,687,573

CHEMICALS & RUBBER 0.3%
Clariant AG -- Reg'd *              518,000         6,345,958

COMMUNICATIONS UTILITIES 0.0%
Ascom Holding AG *                   39,850           396,247

CONSTRUCTION MATERIALS 0.3%
Forbo Holding AG *                    7,335         4,366,426
sia Abrasives Holding AG --
  Reg'd                                 267           108,049
Vetropack Holding S.A.                  546           917,625
                                                -----------------
                                                    5,392,100

DRUGS & PHARMACEUTICALS 0.4%
Ciba Specialty Chemicals AG --
  Reg'd                             133,899         6,819,500
Siegfried Holding AG                  9,738         1,609,633
                                                -----------------
                                                    8,429,133

ELECTRIC UTILITIES 0.3%
Elektrizitaets-Gesellschaft
  Laufenburg AG                       3,320         3,911,463
Energiedienst Holding AG --
  Reg'd *                             5,056         2,718,952
Romande Energie Holding S.A.            204           280,671
                                                -----------------
                                                    6,911,086

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)

FOREST PRODUCTS & PAPER 0.1%
CPH Chemie & Papier Holding AG          102           300,502
Harwanne Compagnie de
  participations industielles
  et financieres S.A. (a)             1,710           508,124
Industrieholding Cham AG *            2,117           854,619
                                                -----------------
                                                    1,663,245

FURNITURE & HOUSEHOLD ITEMS 0.2%
Daetwyler Holding AG                 44,500         3,322,432
Quadrant AG *                           300            49,851
                                                -----------------
                                                    3,372,283

INFORMATION & SERVICES 0.5%
Adecco S.A. -- Reg'd                101,700         6,004,281
Kuoni Reisen Holding AG --
  Reg'd                              11,100         5,246,955
                                                -----------------
                                                   11,251,236

INSTRUMENTS 0.1%
Carlo Gavazzi Holding AG              1,440           370,354
Inficon Holding AG                    8,287         1,426,191
                                                -----------------
                                                    1,796,545

INSURANCE 3.0%
Baloise Holding AG -- Reg'd         209,710        21,167,725
Helvetia Holding AG                  18,857         6,461,504
Schweizerische National-
 Versicherungs-Gesellschaft --
  Reg'd                               3,206         2,480,946
Swiss Life Holding -- Reg'd *       114,880        29,750,514
Vaudoise Assurances Holding
  S.A. -- Reg'd                       4,554           754,534
                                                -----------------
                                                   60,615,223

IT HARDWARE 0.1%
Schaffner Holding AG -- Reg'd
  *                                     660           151,181
SEZ Holding AG                      100,610         2,338,594
                                                -----------------
                                                    2,489,775

LAND & WATER TRANSPORTATION 0.1%
Jungfraubahn Holding AG --
  Reg'd                              21,324         1,119,291

METAL PRODUCTS & MACHINERY 0.6%
Bucher Industries AG -- Reg'd        31,196         5,797,554
Conzzeta Holding AG                   1,075         2,215,361
Feintool International Holding
  AG -- Reg'd                         1,932           687,912
Phoenix Mecano AG                     3,672         1,527,525
Tornos S.A. -- Reg'd *               51,473           912,577
WMH Walter Meier AG, Class
  A -- Reg'd                          4,831           922,263
                                                -----------------
                                                   12,063,192

MISCELLANEOUS FINANCE 0.0%
Bellevue Group AG                       760            58,247
Valartis Group AG                     9,740           739,789
                                                -----------------
                                                      798,036

                                                            See financial notes.
 92  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
PUBLISHING, BROADCASTING & CINEMA 0.2%
PubliGroupe S.A.                     11,040         3,849,414

REAL ESTATE DEVELOPMENT 0.3%
LO Holding Lausanne-Ouchy S.A.           77            83,994
MCH Messe Schweiz Holdings AG           591           407,935
Pax-Anlage AG                            60            40,385
Swiss Prime Site AG -- Reg'd *       97,175         5,527,107
Zueblin Immobilien Holding
  AG -- Reg'd *                      84,889           731,516
                                                -----------------
                                                    6,790,937

RETAIL 0.1%
Charles Vogele Holding AG *          20,648         1,821,010

SOFTWARE 0.0%
Crealogix Holding AG -- Reg'd
  *                                     137            10,708

WHOLESALE 0.4%
Also Holding -- Reg'd                15,840           952,121
Bobst Group AG -- Reg'd              60,400         4,400,948
Eichhof Holding AG                      420           723,546
Metraux Services Holding AG           1,633           275,361
Valora Holding AG                     7,521         1,501,135
                                                -----------------
                                                    7,853,111
                                                -----------------
                                                  164,604,003

UNITED KINGDOM 17.4%
-----------------------------------------------------------------
AGRICULTURE, FOOD & BEVERAGE 0.0%
Carr's Milling Industries plc        27,358           292,800

AIRLINES 0.8%
British Airways plc *             2,164,000        16,926,242

AUTOS 0.6%
GKN plc                           1,565,681        11,320,983

BANKS & CREDIT INSTITUTIONS 0.0%
NETeller plc (b)*                   184,264           289,848

BASIC MINERALS & METALS 0.8%
Avocet Mining plc *                 288,000           901,466
Bodycote International plc        1,302,292         6,625,998
Castings plc                         97,863           566,878
Golden Prospect plc                 380,000           441,032
Hill & Smith Holdings plc             3,964            31,624
Vedanta Resources plc               183,299         7,579,340
                                                -----------------
                                                   16,146,338

CELLULAR & WIRELESS 0.2%
COLT Telecom Group S.A. (a)*        833,627         2,886,696

CHEMICALS & RUBBER 1.3%
Elementis plc                       372,704           747,944
Johnson Matthey plc                 735,707        25,072,353
                                                -----------------
                                                   25,820,297

COMMERCIAL AIRCRAFT & COMPONENTS 1.4%
Cobham plc                        3,915,235        15,509,909
Meggitt plc                       1,685,154        10,900,137

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
Senior plc                          641,343         1,529,648
UMECO plc                            19,236           246,714
                                                -----------------
                                                   28,186,408

COMMUNICATIONS UTILITIES 0.0%
Eckoh Technologies plc *            826,962           122,667

CONSTRUCTION & HOMEBUILDING 1.3%
Barratt Developments plc            649,541         9,932,784
Bellway plc                          66,295         1,397,584
J. Smart & Co. (Contractors)
  plc                                13,659           268,983
Persimmon plc                       496,357         9,741,066
Taylor Wimpey plc                   994,344         5,614,124
                                                -----------------
                                                   26,954,541

CONSTRUCTION MATERIALS 0.4%
Cookson Group plc                   501,818         7,839,637

ELECTRIC UTILITIES 1.6%
British Energy Group plc          1,714,441        18,625,800
Drax Group plc                    1,082,693        13,452,730
                                                -----------------
                                                   32,078,530

FOREST PRODUCTS & PAPER 0.1%
DS Smith plc                        366,234         1,394,862

FURNITURE & HOUSEHOLD ITEMS 0.1%
British Polythene Industries
  plc                                28,873           223,596
Carclo plc                          157,858           357,329
F.W. Thorpe plc                      33,634           392,246
RPC Group plc                       111,166           641,396
Volex Group plc *                   113,474           423,706
                                                -----------------
                                                    2,038,273

GAS & OTHER PUBLIC UTILITIES 0.9%
Kelda Group plc                   1,057,800        18,634,831

GOVERNMENT AIRCRAFT & DEFENSE 0.1%
E2V Technologies plc                366,200         2,150,574
Trafficmaster plc *                 417,569           477,279
                                                -----------------
                                                    2,627,853

INFORMATION & SERVICES 1.8%
Carter & Carter Group plc           173,983           284,837
Christie Group plc                   52,243           212,915
Communisis plc                      397,462           589,575
Corporate Services Group plc *    3,874,342           358,351
Creston plc                          62,327           152,260
G4S plc                           4,079,367        16,804,813
Harvey Nash Group plc               189,717           279,173
Interior Services Group plc          90,000           530,513
Johnson Service Group plc            64,781           334,005
Keller Group plc                    169,787         3,423,619
Management Consulting Group
  plc                               517,552           417,176
Metnor Group plc                     38,394           254,515
MICE Group plc (b)                  648,992            19,918
Next Fifteen Communications
  plc                               156,902           253,607
Nord Anglia Education plc *         127,950           907,686
Office2office plc                   158,525           618,717
OPD Group plc                        16,101            98,241
Opsec Security Group plc             82,113           124,322
Qinetiq plc                         871,026         3,115,161

See financial notes.
                                            Laudus Funds Semi-Annual Report   93

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

PORTFOLIO HOLDINGS continued

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
Tenon Group plc                     416,000           483,315
Tribal Group plc                    133,542           383,931
Waterman Group plc                  110,384           376,564
WS Atkins plc                       279,478         6,520,318
                                                -----------------
                                                   36,543,532
INSTRUMENTS 0.5%
Dialight plc                        108,000           332,390
Oxford Instruments plc               69,597           327,605
Spectris plc                        469,200         8,414,113
                                                -----------------
                                                    9,074,108

INSURANCE 1.1%
Brit Insurance Holdings plc         854,898         5,956,416
Chaucer Holdings plc                968,325         1,950,340
Hardy Underwriting Group plc         83,004           559,309
Kiln Ltd.                           270,246           585,871
Old Mutual plc                    4,101,000        13,409,088
                                                -----------------
                                                   22,461,024

IT HARDWARE 0.1%
Pace Micro Technology plc *         350,566           723,713
TT Electronics plc                  494,424         1,535,855
Zetex plc                           338,707           527,858
                                                -----------------
                                                    2,787,426

LAND & WATER TRANSPORTATION 0.0%
Braemar Seascope Group plc           64,440           533,854
Clarkson plc                         14,765           291,764
                                                -----------------
                                                      825,618

MAINFRAME & MINICOMPUTERS 0.0%
Psion plc                            37,934            93,298

METAL PRODUCTS & MACHINERY 0.1%
Alumasc Group plc                   101,895           463,710
Delta plc                           131,334           352,288
Eleco plc                           126,539           261,902
FKI plc                             246,343           456,775
Molins plc                            5,909            20,855
MS International plc                 10,512            41,725
Renold plc *                          5,392            14,397
Trifast plc                         275,125           425,974
Wagon plc                           103,148            62,931
                                                -----------------
                                                    2,100,557

OIL DRILLING & SERVICES 0.3%
Abbot Group plc                     813,585         4,938,685

PUBLISHING, BROADCASTING & CINEMA 0.5%
Aegis Group plc                     165,294           422,593
Trinity Mirror plc                1,076,872         9,058,751
                                                -----------------
                                                    9,481,344

REAL ESTATE DEVELOPMENT 0.2%
Capital & Regional plc              295,890         4,443,670
CLS Holdings plc *                   16,566           172,935
Pochin's plc                         11,077            70,823
                                                -----------------
                                                    4,687,428

RESTAURANTS, HOTELS & THEATERS 1.4%
Compass Group plc                 1,828,000        11,271,852
Holidaybreak plc                    276,500         4,205,503

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
Luminar plc                           1,176            14,477
Millennium & Copthorne Hotel
  plc                               618,628         6,084,347
Northgate plc                       331,000         6,265,519
Regent Inns plc *                   369,770           544,418
Sportech plc *                    1,777,556           400,056
                                                -----------------
                                                   28,786,172

RETAIL 0.3%
Jacques Vert plc *                  281,723           110,958
JJB Sports plc                    1,042,128         3,300,620
John David Group plc                122,000         1,017,992
Moss Bros Group plc                  50,900            49,878
Pendragon plc                       325,955           396,015
ScS Upholstery plc                  170,000           707,482
Smiths News plc                     198,961           495,615
Woolworths Group plc                607,322           220,773
                                                -----------------
                                                    6,299,333

SOAPS & COSMETICS 0.0%
McBride plc                          59,685           212,481

SOFTWARE 1.4%
Alphameric plc *                    541,265           119,067
Computacenter plc                   436,666         1,780,046
Dimension Data Holdings plc       3,910,173         4,757,131
Horizon Technology Group plc *       77,652           114,168
Intec Telecom Systems plc *       1,048,000         1,065,267
InTechnology plc *                  350,000           214,830
Kewill Systems plc                   98,961           171,280
LogicaCMG plc                     5,493,000        16,948,653
Microgen plc                        200,943           195,875
Morse plc                           521,974           950,482
nCipher plc *                       184,000           905,078
NSB Retail Systems plc              555,518           298,355
RM plc                               39,188           153,535
VEGA Group plc                      100,000           424,333
                                                -----------------
                                                   28,098,100

TEXTILES & APPAREL 0.0%
Alexon Group plc                     88,568           335,301
Low & Bonar plc                       3,405             9,388
Marchpole Holdings plc              141,000           329,177
                                                -----------------
                                                      673,866

WHOLESALE 0.1%
Abacus Group plc                    297,027           490,336
Acal plc                             82,250           526,694
Fayrewood plc                        71,615           153,132
James Latham plc                     72,000           366,662
Nichols plc                          35,751           162,385
                                                -----------------
                                                    1,699,209
                                                -----------------
                                                  352,322,987
                                                -----------------
TOTAL COMMON STOCK
  (COST $1,725,566,140)                         1,991,016,706
                                                -----------------

                                                            See financial notes.
94  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
PREFERRED STOCK 0.2% OF NET ASSETS

AUSTRIA 0.0%
-----------------------------------------------------------------
MIBA AG                                 700           142,039

CANADA 0.0%
-----------------------------------------------------------------
FirstService Corp. *                 16,595           373,388

GERMANY 0.2%
-----------------------------------------------------------------
Draegerwerk AG                       11,938         1,097,102
Hans Einhell AG                       4,600           288,181
Jungheinrich AG (a)                  47,379         2,143,741
Villeroy & Boch AG (a)                5,115           105,345
                                                -----------------
                                                    3,634,369
                                                -----------------
TOTAL PREFERRED STOCK
  (COST $2,942,443)                                 4,149,796
                                                -----------------
RIGHTS 0.0% OF NET ASSETS

BELGIUM 0.0%
-----------------------------------------------------------------
Carrieres Unies Porphyre                 11                --

JAPAN 0.0%
-----------------------------------------------------------------
Dowa Mining                         391,000                --
                                                -----------------
TOTAL RIGHTS
  (COST $--)                                               --
                                                -----------------
SECURITY                         FACE AMOUNT        VALUE
RATE, MATURITY DATE                  ($)             ($)
SHORT-TERM INVESTMENT 0.1% OF NET ASSETS

REPURCHASE AGREEMENT 0.1%
-----------------------------------------------------------------
Fixed Income Clearing Corp.
  dated 09/28/07, due 10/01/07
  at 4.65%, with a maturity
  value of $2,495,967 (fully
  collateralized by Federal
  Farm Credit Bank with a
  value of $2,551,113.)           2,495,000         2,495,000
                                                -----------------
TOTAL SHORT-TERM INVESTMENT
  (COST $2,495,000)                                 2,495,000
                                                -----------------
-----------------------------------------------------------------
END OF INVESTMENTS.

At 09/30/07, the tax basis cost of the fund's investments was $1,732,477,253 and the unrealized appreciation and depreciation were $371,183,558 and ($105,999,309), respectively, with a net unrealized appreciation of $265,184,249.

                                  NUMBER OF         VALUE
SECURITY                           SHARES            ($)
COLLATERAL INVESTED FOR SECURITIES ON LOAN 9.0% OF NET ASSETS

State Street Navigator
  Security Lending Prime
  Portfolio                      181,048,651      181,048,651
-----------------------------------------------------------------
END OF COLLATERAL INVESTED FOR SECURITIES ON LOAN.

At 09/30/07, the prices of certain foreign securities held by the fund aggregating $1,836,015,419 were adjusted from their closing market prices following the guidelines adopted by the fund's board of trustees.

*  Non-income producing security.

(a) All or a portion of this security is on loan.

(b) Fair-valued by Management.

(c) Bankrupt security/delisted.

See financial notes.
                                            Laudus Funds Semi-Annual Report   95

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS as of September 30, 2007 (Unaudited)

                                           COST           VALUE
HOLDINGS BY CATEGORY                        ($)            ($)
------------------------------------------------------------------
 98.9%     COMMON STOCK                  11,958,201     13,452,624
  3.7%     SHORT-TERM INVESTMENT            500,470        500,470
------------------------------------------------------------------
102.6%     TOTAL INVESTMENTS             12,458,671     13,953,094
(96.1)%    SHORT SALES                  (12,896,067)   (13,062,784)
 97.5%     DEPOSITS WITH BROKER AND
           CUSTODIAN BANK FOR
           SECURITIES SOLD SHORT         13,252,016     13,252,016
 (4.0)%    OTHER ASSETS AND
           LIABILITIES                                    (545,564)
------------------------------------------------------------------
100.0%     NET ASSETS                                   13,596,762

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
COMMON STOCK (A) 98.9% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 3.8%
-----------------------------------------------------------------
Coca-Cola Enterprises, Inc.                  55         1,332
ConAgra Foods, Inc.                       7,900       206,427
Kellogg Co.                               3,800       212,800
Tyson Foods, Inc., Class A                5,645       100,763
                                                   --------------
                                                      521,322
AUTOS 1.6%
-----------------------------------------------------------------
PACCAR, Inc.                              2,600       221,650

BANKS & CREDIT INSTITUTIONS 5.6%
-----------------------------------------------------------------
Bank of America Corp.                     7,420       373,003
Comerica, Inc.                            1,000        51,280
Regions Financial Corp.                  11,304       333,242
                                                   --------------
                                                      757,525
BASIC MINERALS & METALS 1.0%
-----------------------------------------------------------------
Southern Copper Corp.                     1,100       136,213

BIOTECHNOLOGY 0.6%
-----------------------------------------------------------------
Biogen Idec, Inc. *                       1,326        87,954

CELLULAR & WIRELESS 2.7%
-----------------------------------------------------------------
NII Holdings, Inc. *                      4,470       367,211

COMMERCIAL AIRCRAFT & COMPONENTS 2.0%
-----------------------------------------------------------------
Precision Castparts Corp.                 1,840       272,283

COMMUNICATIONS UTILITIES 3.9%
-----------------------------------------------------------------
Google, Inc., Class A *                     400       226,908
The DIRECTV Group, Inc. *                 9,510       230,903
Verizon Communications, Inc.              1,700        75,276
                                                   --------------
                                                      533,087
CONSTRUCTION & HOMEBUILDING 1.2%
-----------------------------------------------------------------
Jacobs Engineering Group, Inc.
  *                                       2,100       158,718

CONSTRUCTION MATERIALS 0.9%
-----------------------------------------------------------------
Owens-Illinois, Inc. *                    2,900       120,205

DRUGS & PHARMACEUTICALS 5.7%
-----------------------------------------------------------------
Bristol-Myers Squibb Co.                 11,830       340,941
Pfizer, Inc.                             18,000       439,740
                                                   --------------
                                                      780,681

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
ELECTRIC UTILITIES 0.8%
-----------------------------------------------------------------
Consolidated Edison, Inc.                   700        32,410
FPL Group, Inc.                             280        17,046
PG&E Corp.                                1,200        57,360
                                                   --------------
                                                      106,816
FOREST PRODUCTS & PAPER 0.2%
-----------------------------------------------------------------
MeadWestvaco Corp.                          830        24,510

FURNITURE & HOUSEHOLD ITEMS 0.4%
-----------------------------------------------------------------
Cooper Industries Ltd., Class A           1,080        55,177

GOVERNMENT AIRCRAFT & DEFENSE 2.1%
-----------------------------------------------------------------
Raytheon Co.                              4,425       282,404

HEALTH CARE & HOSPITAL 1.7%
-----------------------------------------------------------------
Humana, Inc. *                            3,400       237,592

INFORMATION & SERVICES 1.8%
-----------------------------------------------------------------
Accenture Ltd., Class A                   4,300       173,075
IAC/InterActiveCorp *                     2,492        73,938
                                                   --------------
                                                      247,013
INSTRUMENTS 2.0%
-----------------------------------------------------------------
Baxter International, Inc.                1,922       108,170
DENTSPLY International, Inc.                 63         2,623
Thermo Fisher Scientific, Inc.
  *                                         220        12,698
Waters Corp. *                            2,207       147,693
                                                   --------------
                                                      271,184
INSURANCE 6.6%
-----------------------------------------------------------------
ACE Ltd.                                  4,800       290,736
Genworth Financial, Inc., Class
  A                                       8,291       254,782
Loews Corp.                               7,300       352,955
                                                   --------------
                                                      898,473

INTEGRATED OIL COMPANIES 0.6%
-----------------------------------------------------------------
Chevron Corp.                               800        74,864

IT HARDWARE 11.6%
-----------------------------------------------------------------
Amphenol Corp., Class A                   3,800       151,088
Cisco Systems, Inc. *                    13,900       460,229
Harris Corp.                              2,710       156,611
L-3 Communications Holdings,
  Inc.                                    1,400       142,996
MEMC Electronic Materials, Inc.
  *                                       5,600       329,616
NVIDIA Corp. *                            9,442       342,178
                                                   --------------
                                                    1,582,718
LAND & WATER TRANSPORTATION 0.7%
-----------------------------------------------------------------
Union Pacific Corp.                         900       101,754

MAINFRAME & MINICOMPUTERS 6.0%
-----------------------------------------------------------------
Apple, Inc. *                             3,067       470,907
Sun Microsystems, Inc. *                 60,240       337,947
                                                   --------------
                                                      808,854

                                                            See financial notes.
 96  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
METAL PRODUCTS & MACHINERY 2.6%
-----------------------------------------------------------------
American Standard Cos., Inc.              1,200        42,744
Energizer Holdings, Inc. *                  900        99,765
Ingersoll-Rand Co., Ltd., Class
  A                                       3,800       206,986
                                                   --------------
                                                      349,495
MISCELLANEOUS FINANCE 2.8%
-----------------------------------------------------------------
Franklin Resources, Inc.                    600        76,500
IntercontinentalExchange, Inc.
  *                                       1,380       209,622
JPMorgan Chase & Co.                      2,100        96,222
                                                   --------------
                                                      382,344
OIL DISTRIBUTION 0.1%
-----------------------------------------------------------------
Sunoco, Inc.                                110         7,786

OIL DRILLING & SERVICES 8.7%
-----------------------------------------------------------------
Cameron International Corp. *               800        73,832
Diamond Offshore Drilling, Inc.           1,370       155,207
ENSCO International, Inc.                 3,100       173,910
GlobalSantaFe Corp.                       3,700       281,274
Noble Corp.                               5,400       264,870
Pride International, Inc. *               3,110       113,670
Schlumberger Ltd.                         1,100       115,500
Transocean, Inc. *                           50         5,653
                                                   --------------
                                                    1,183,916
PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 1.1%
-----------------------------------------------------------------
Eastman Kodak Co.                         3,500        93,660
Seagate Technology                        2,110        53,974
                                                   --------------
                                                      147,634
PUBLISHING, BROADCASTING & CINEMA 2.0%
-----------------------------------------------------------------
Discovery Holding Co., Class A
  *                                       2,800        80,780
Gannett Co., Inc.                         4,370       190,969
                                                   --------------
                                                      271,749
RESTAURANTS, HOTELS & THEATERS 3.8%
-----------------------------------------------------------------
Darden Restaurants, Inc.                    120         5,023
McDonald's Corp.                          3,720       202,629
YUM! Brands, Inc.                         9,240       312,589
                                                   --------------
                                                      520,241
RETAIL 6.2%
-----------------------------------------------------------------
Abercrombie & Fitch Co., Class
  A                                       1,765       142,435
Amazon.com, Inc. *                        4,600       428,490
AutoZone, Inc. *                            600        69,684
CVS/Caremark Corp.                        5,212       206,552
                                                   --------------
                                                      847,161
SOAPS & COSMETICS 0.8%
-----------------------------------------------------------------
Colgate-Palmolive Co.                       200        14,264
The Estee Lauder Cos., Inc.,
  Class A                                 2,200        93,412
                                                   --------------
                                                      107,676
SOFTWARE 3.6%
-----------------------------------------------------------------
Cadence Design Systems, Inc. *            5,953       132,097
Computer Sciences Corp. *                   153         8,553
Electronic Data Systems Corp.             9,340       203,985
Fiserv, Inc. *                            2,900       147,494
                                                   --------------
                                                      492,129

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
TEXTILES & APPAREL 1.4%
-----------------------------------------------------------------
Coach, Inc. *                             3,900       184,353

WHOLESALE 2.3%
-----------------------------------------------------------------
Avnet, Inc. *                             3,200       127,552
W.W. Grainger, Inc.                       2,000       182,380
                                                   --------------
                                                      309,932
                                                   --------------
TOTAL COMMON STOCK (COST $11,958,201)              13,452,624
                                                   --------------

SECURITY                           FACE AMOUNT       VALUE
  RATE, MATURITY DATE                  ($)            ($)
SHORT-TERM INVESTMENT 3.7% OF NET ASSETS

REPURCHASE AGREEMENT 3.7%
-----------------------------------------------------------------
Custodian Trust Company, dated
  09/28/07, due 10/01/07 at
  3.95% with a maturity value
  of $500,635 (fully
  collateralized by U.S.
  Treasury Bond with a value of
  $518,654)                             500,470       500,470
                                                   --------------
TOTAL SHORT-TERM INVESTMENT
  (COST $500,470)                                     500,470
                                                   --------------
-----------------------------------------------------------------
END OF INVESTMENTS.

At 09/30/07 the tax basis cost of the fund's investments was $12,542,298 and the unrealized appreciation and depreciation was $1,671,282 and ($260,486), respectively, with a net unrealized appreciation of $1,410,796.

 * Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
SHORT SALES 96.1% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 6.1%
-----------------------------------------------------------------
PepsiCo, Inc.                           4,600         336,996
The Hershey Co.                         1,800          83,538
Wm. Wrigley Jr. Co.                     6,375         409,466
                                                   --------------
                                                      830,000

AUTOS 0.3%
-----------------------------------------------------------------
General Motors Corp.                    1,200          44,040

BANKS & CREDIT INSTITUTIONS 4.8%
-----------------------------------------------------------------
American Express Co.                    1,730         102,710
Commerce Bancorp, Inc.                  3,500         135,730
Ford Motor *                           37,600         319,224
State Street Corp.                      1,350          92,016
                                                   --------------
                                                      649,680

BASIC MINERALS & METALS 2.5%
-----------------------------------------------------------------
Newmont Mining Corp.                    7,500         335,475

See financial notes.
                                            Laudus Funds Semi-Annual Report   97

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
BIOTECHNOLOGY 4.2%
-----------------------------------------------------------------
Amgen, Inc. *                           5,100         288,507
Genentech, Inc. *                       3,620         282,432
                                                   --------------
                                                      570,939
COMMUNICATIONS UTILITIES 5.4%
-----------------------------------------------------------------
Liberty Global, Inc., Series A *        7,300         299,446
Windstream Corp.                        6,800          96,016
Yahoo!, Inc. *                         12,600         338,184
                                                   --------------
                                                      733,646

CONSTRUCTION & HOMEBUILDING 1.1%
-----------------------------------------------------------------
D.R. Horton, Inc.                       6,500          83,265
Pulte Homes, Inc.                       5,130          69,819
                                                   --------------
                                                      153,084

CONSUMER DURABLES 0.2%
-----------------------------------------------------------------
International Game Technology             510          21,981

DRUGS & PHARMACEUTICALS 6.0%
-----------------------------------------------------------------
Allergan, Inc.                          5,100         328,797
Amylin Pharmaceuticals, Inc. *          2,900         145,000
Eli Lilly and Co.                       3,600         204,948
Hospira, Inc. *                         3,400         140,930
                                                   --------------
                                                      819,675

ELECTRIC UTILITIES 0.2%
-----------------------------------------------------------------
PPL Corp.                                 700          32,410

FOREST PRODUCTS & PAPER 1.9%
-----------------------------------------------------------------
Weyerhaeuser Co.                        3,630         262,449

HEALTH CARE & HOSPITAL 0.1%
-----------------------------------------------------------------
Quest Diagnostics, Inc.                   100           5,777

INFORMATION & SERVICES 2.0%
-----------------------------------------------------------------
Apollo Group, Inc., Class A *           2,700         162,405
CB Richard Ellis Group, Inc., Class
  A *                                   3,900         108,576
                                                   --------------
                                                      270,981

INSTRUMENTS 1.8%
-----------------------------------------------------------------
Medtronic, Inc.                         4,300         242,563

INSURANCE 1.7%
-----------------------------------------------------------------
The Progressive Corp.                  12,200         236,802

IT HARDWARE 13.6%
-----------------------------------------------------------------
Advanced Micro Devices, Inc. *         11,300         149,160
Broadcom Corp., Class A *               2,500          91,100
Corning, Inc.                           1,670          41,165
Intel Corp.                            16,400         424,104
Marvell Technology Group Ltd. *        11,400         186,618
Maxim Integrated Products, Inc.         4,400         129,140
Motorola, Inc.                         22,226         411,848
National Semiconductor Corp.            1,800          48,816
QUALCOMM, Inc.                          7,300         308,498
Xilinx, Inc.                            2,334          61,011
                                                   --------------
                                                    1,851,460

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)

LAND & WATER TRANSPORTATION 0.4%
-----------------------------------------------------------------
Expeditors International of
  Washington, Inc.                      1,175          55,578

MAINFRAME & MINICOMPUTERS 0.5%
-----------------------------------------------------------------
Dell, Inc. *                            2,300          63,480

METAL PRODUCTS & MACHINERY 5.8%
-----------------------------------------------------------------
General Electric Co.                   10,900         451,260
The Procter & Gamble Co.                4,700         330,598
                                                   --------------
                                                      781,858

MISCELLANEOUS FINANCE 2.8%
-----------------------------------------------------------------
E*TRADE Financial Corp. *               8,300         108,398
The Bear Stearns Cos., Inc.             2,180         267,726
                                                   --------------
                                                      376,124

OIL & COAL RESOURCES 7.1%
-----------------------------------------------------------------
EOG Resources, Inc.                     4,200         303,786
Peabody Energy Corp.                    5,100         244,137
Southwestern Energy Co. *               3,800         159,030
Ultra Petroleum Corp. *                 4,200         260,568
                                                   --------------
                                                      967,521

OIL DRILLING & SERVICES 3.9%
-----------------------------------------------------------------
Baker Hughes, Inc.                      2,465         222,762
BJ Services Co.                         6,300         167,265
Nabors Industries Ltd. *                4,400         135,388
                                                   --------------
                                                      525,415

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 1.1%
-----------------------------------------------------------------
Network Appliance, Inc. *               5,610         150,965

PUBLISHING, BROADCASTING & CINEMA 1.1%
-----------------------------------------------------------------
Viacom, Inc., Class B *                 3,900         151,983

REAL ESTATE INVESTMENT TRUSTS 7.8%
-----------------------------------------------------------------
AvalonBay Communities, Inc.             1,600         188,896
Boston Properties, Inc.                 1,990         206,761
Equity Residential                      5,100         216,036
General Growth Properties, Inc.         3,800         203,756
Public Storage                          2,110         165,952
Simon Property Group, Inc.                800          80,000
                                                   --------------
                                                    1,061,401

RESTAURANTS, HOTELS & THEATERS 5.3%
-----------------------------------------------------------------
Hertz Global Holdings, Inc. *           7,000         159,040
Las Vegas Sands Corp. *                 1,900         253,498
Starbucks Corp. *                      11,900         311,780
                                                   --------------
                                                      724,318

RETAIL 4.4%
-----------------------------------------------------------------
Bed Bath & Beyond, Inc. *               1,901          64,862
Costco Wholesale Corp.                  6,600         405,042
Whole Foods Market, Inc.                2,700         132,192
                                                   --------------
                                                      602,096

                                                            See financial notes.
 98  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND

                                      NUMBER OF      VALUE
SECURITY                               SHARES         ($)
SOFTWARE 4.0%
-----------------------------------------------------------------
Adobe Systems, Inc. *                   2,600         113,516
Citrix Systems, Inc. *                  3,800         153,216
Electronic Arts, Inc. *                 4,900         274,351
                                                   --------------
                                                      541,083
                                                   --------------
TOTAL SHORT SALES
  (PROCEEDS $12,896,067)                           13,062,784
                                                   --------------
-----------------------------------------------------------------
END OF SHORT SALE POSITIONS.

*  Non-income producing security.

See financial notes.
                                            Laudus Funds Semi-Annual Report   99

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS as of September 30, 2007 (Unaudited)

                                    COST/PROCEEDS       VALUE
HOLDINGS BY CATEGORY                     ($)             ($)
-----------------------------------------------------------------
 94.1%     COMMON STOCK              213,536,241      251,511,594
  0.2%     SHORT-TERM INVESTMENT         475,770          475,770
-----------------------------------------------------------------
 94.3%     TOTAL INVESTMENTS         214,012,011      251,987,364
(96.0)%    SHORT SALES              (271,998,033)    (256,569,496)
 98.1%     DEPOSITS WITH BROKER
           AND CUSTODIAN BANK FOR
           SECURITIES SOLD SHORT     262,389,148      262,389,148
  3.6%     OTHER ASSETS AND
           LIABILITIES                                  9,496,033
-----------------------------------------------------------------
100.0%     NET ASSETS                                 267,303,049

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
COMMON STOCK (A) 94.1% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 1.1%
-----------------------------------------------------------------
Corn Products International,
  Inc.                                43,678        2,003,510
Diamond Foods, Inc.                   16,300          336,758
Flowers Foods, Inc.                   13,300          289,940
Penford Corp.                          2,796          105,409
Pilgrim's Pride Corp.                  1,970           68,418
Seneca Foods Corp., Class A *            190            5,166
Seneca Foods Corp., Class B *          3,200           87,680
Tasty Baking Co.                       8,210           82,839
                                                  ---------------
                                                    2,979,720

AIRLINES 0.8%
-----------------------------------------------------------------
Air Methods Corp. *                    6,585          304,227
Air T., Inc.                           2,900           29,725
Pinnacle Airlines Corp. *             13,400          214,668
Republic Airways Holdings, Inc.
  *                                   15,900          336,603
SkyWest, Inc.                         49,547        1,247,098
                                                  ---------------
                                                    2,132,321

AUTOS 0.5%
-----------------------------------------------------------------
Aftermarket Technology Corp. *        18,193          577,446
Strattec Security Corp.                   32            1,488
Supreme Industries, Inc., Class
  A                                   10,850           75,950
TRW Automotive Holdings Corp. *       21,360          676,685
                                                  ---------------
                                                    1,331,569

BANKS & CREDIT INSTITUTIONS 3.6%
-----------------------------------------------------------------
1st Independence Financial
  Group, Inc.                          1,380           21,721
Advanta Corp., Class A                 8,286          201,930
Advanta Corp., Class B                 2,980           81,712
American National Bankshares,
  Inc.                                 4,800          106,656
Banco Latinoamericano de
  Exportaciones, S.A., Class E        16,630          302,333
Berkshire Hills Bancorp, Inc.          3,864          116,809
Beverly Hills Bancorp, Inc.           20,750          128,443
BOE Financial Services of
  Virginia, Inc.                         455           11,461
C&F Financial Corp.                      130            5,428
Camco Financial Corp.                    650            8,645
Carver Bancorp, Inc.                   1,610           25,253

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Centrue Financial Corp.                1,050           21,042
CFS Bancorp, Inc.                     12,000          169,200
Codorus Valley Bancorp, Inc.           2,786           50,677
Comerica, Inc.                        44,757        2,295,139
Community Bank Shares of
  Indiana, Inc.                        2,209           43,230
Community Bankshares, Inc.             1,840           27,508
Community Capital Corp.                  480            9,677
Community Financial Corp.              3,600           33,480
Community Shores Bank Corp. *             10              105
Eurobancshares, Inc. *                18,144          139,709
Farmers Capital Bank Corp.             8,300          236,052
Federal Agricultural Mortgage
  Corp., Class C                       8,230          241,633
Fidelity Southern Corp.                  510            7,614
Financial Federal Corp.               22,110          619,301
First Bancshares, Inc.                   200            3,375
First BancTrust Corp.                    400            4,320
First Capital, Inc.                    1,632           27,532
First Defiance Financial Corp.         3,768          101,736
First Federal Bancshares of
  Arkansas, Inc.                       1,864           34,083
First Federal Bankshares, Inc.         1,377           23,960
First Financial Service Corp.            121            3,297
First M&F Corp.                          742           13,133
First Merchants Corp.                 12,794          275,839
First Niles Financial, Inc.               99            1,163
First PacTrust Bancorp, Inc.             200            5,065
First Place Financial Corp.           13,835          244,879
First United Corp.                     3,675           77,138
First West Virginia Bancorp,
  Inc.                                    10              174
FNB Corp. of North Carolina            5,020           80,220
FNB Corp. of Virginia                    100            3,009
Franklin Bank Corp. *                 21,068          193,826
Great Pee Dee Bancorp, Inc.              201            4,623
Great Southern Bancorp, Inc.             702           17,438
GS Financial Corp.                       937           17,063
Guaranty Federal Bancshares,
  Inc.                                   290            8,707
Habersham Bancorp, Inc.                1,250           20,250
Hawthorn Bancshares, Inc.                420           13,020
HF Financial Corp.                     1,060           16,960
HMN Financial, Inc.                    4,400          130,372
Hopfed Bancorp, Inc.                      60              903
Horizon Bancorp                        2,800           73,290
iStar Financial, Inc.                 17,281          587,381
Leesport Financial Corp.               3,468           66,326
LSB Financial Corp.                    1,504           36,359
MASSBANK Corp.                           400           14,800
MFB Corp.                                600           17,850
MidWestOne Financial Group, Inc.       1,360           24,725
Monarch Community Bancorp, Inc.        2,800           33,740
MutualFirst Financial, Inc.            2,810           49,597
National Bankshares, Inc.                999           19,381
New Hampshire Thrift Bancshares,
  Inc.                                   441            6,324
NewBridge Bancorp                      7,639           97,015
North Central Bancshares, Inc.         1,867           71,599
Northeast Bancorp                        270            4,784
Northrim BanCorp, Inc.                 1,102           27,452
Northway Financial, Inc.                 900           17,325
Pacific Premier Bancorp, Inc. *        5,750           60,778

                                                            See financial notes.
 100  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Parkvale Financial Corp.               1,610           46,690
Peoples Bancorp of North
  Carolina                               833           14,744
Peoples Bancorp, Inc.                  6,041          158,153
Pinnacle Bancshares, Inc.                100            1,450
Premier Financial Bancorp, Inc.        1,000           14,800
Provident Community Bancshares,
  Inc.                                   890           18,641
Provident Financial Holdings,
  Inc.                                 4,528          100,839
QC Holdings, Inc.                      3,565           51,514
Republic First Bancorp, Inc. *         7,483           59,640
River Valley Bancorp                     393            7,078
Rurban Financial Corp.                   410            5,170
Shore Financial Corp.                    330            4,265
Simmons First National Corp.,
  Class A                             13,800          363,492
Southern Missouri Bancorp, Inc.          700           10,465
Southwest Bancorp, Inc.               12,401          233,387
Sovereign Bancorp, Inc.                3,087           52,602
TF Financial Corp.                     3,100           85,886
The Washington Savings Bank,
  F.S.B.                               5,250           36,750
United Bancshares, Inc.                  472            6,983
United Community Financial Corp.      24,721          178,486
United Security Bancshares, Inc.       4,819          113,584
United Western Bancorp, Inc.              60            1,268
Vineyard National Bancorp Co.         11,100          185,592
Wainwright Bank & Trust Co.            5,083           65,062
Wayne Savings Bancshares, Inc.           100            1,229
WebFinancial Corp. *                   1,760           25,344
WSFS Financial Corp.                   5,980          373,152
                                                  ---------------
                                                    9,651,835
BASIC MINERALS & METALS 1.4%
-----------------------------------------------------------------
AK Steel Holding Corp. *              15,880          697,926
CommScope, Inc. *                        410           20,598
Friedman Industries, Inc.              2,180           19,293
Harsco Corp.                           8,330          493,719
Southern Copper Corp.                 19,800        2,451,834
Steel Dynamics, Inc.                     380           17,746
                                                  ---------------
                                                    3,701,116

BEER, LIQUOR, & TOBACCO 0.1%
-----------------------------------------------------------------
The Boston Beer Co., Inc., Class
  A *                                  5,200          253,032
BIOTECHNOLOGY 0.6%
-----------------------------------------------------------------
Harvard Bioscience, Inc. *            30,270          136,215
Invitrogen Corp. *                    16,731        1,367,425
                                                  ---------------
                                                    1,503,640
CELLULAR & WIRELESS 1.2%
-----------------------------------------------------------------
NII Holdings, Inc. *                  34,600        2,842,390
USA Mobility, Inc. *                  23,200          391,384
                                                  ---------------
                                                    3,233,774

CHEMICALS & RUBBER 2.9%
-----------------------------------------------------------------
CF Industries Holdings, Inc.           8,050          611,076
FMC Corp.                             59,560        3,098,311
Innospec, Inc.                        20,800          473,824

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Stepan Co.                             2,720           84,075
The Sherwin-Williams Co.              51,800        3,403,778
                                                  ---------------
                                                    7,671,064

COMMERCIAL AIRCRAFT & COMPONENTS 1.1%
-----------------------------------------------------------------
Ducommun, Inc. *                       5,410          174,743
Precision Castparts Corp.             16,293        2,411,038
Triumph Group, Inc.                    3,240          264,741
                                                  ---------------
                                                    2,850,522

COMMUNICATIONS UTILITIES 1.6%
-----------------------------------------------------------------
Atlantic Tele-Network, Inc.            7,150          259,902
CenturyTel, Inc.                      50,280        2,323,942
D&E Communications, Inc.              13,595          193,321
HickoryTech Corp.                      1,740           16,861
Mediacom Communications Corp.,
  Class A *                            9,000           63,450
PAETEC Holding Corp. *                19,933          248,564
Playboy Enterprises, Inc., Class
  A *                                 19,500          212,550
Premiere Global Services, Inc. *      69,900          884,235
SumTotal Systems, Inc. *              27,100          158,806
                                                  ---------------
                                                    4,361,631

CONSTRUCTION & HOMEBUILDING 2.5%
-----------------------------------------------------------------
Comfort Systems USA, Inc.             39,250          557,350
Dycom Industries, Inc. *              34,000        1,041,420
Granite Construction, Inc.            28,600        1,516,372
MasTec, Inc. *                        33,270          468,109
Meadow Valley Corp. *                  4,599           54,728
Perini Corp. *                        19,370        1,083,364
Quanta Services, Inc. *               77,217        2,042,390
                                                  ---------------
                                                    6,763,733

CONSTRUCTION MATERIALS 0.9%
-----------------------------------------------------------------
Continental Materials Corp. *            800           22,880
MDU Resources Group, Inc.             79,868        2,223,525
Oil-Dri Corp. of America               2,050           37,720
Owens-Illinois, Inc. *                 1,160           48,082
Rock of Ages Corp. *                   8,650           52,679
United States Lime & Minerals,
  Inc. *                                 100            3,577
                                                  ---------------
                                                    2,388,463

CONSUMER DURABLES 0.2%
-----------------------------------------------------------------
Syntax-Brillian Corp. *               42,954          174,823
Universal Electronics, Inc. *         10,789          350,642
                                                  ---------------
                                                      525,465

DRUGS & PHARMACEUTICALS 1.8%
-----------------------------------------------------------------
Alpharma, Inc., Class A                  910           19,438
Caraco Pharmaceutical
  Laboratories Ltd. *                  6,830          104,157
E-Z-EM, Inc. *                         9,610          156,451
Geopharma, Inc. *                      7,520           25,192
King Pharmaceuticals, Inc. *         143,920        1,686,742
Natural Alternative
  International, Inc. *                3,404           21,377
Nutraceutical International
  Corp. *                             11,800          179,478
Pain Therapeutics, Inc. *              4,792           44,805
Perrigo Co.                           53,300        1,137,955

See financial notes.
                                           Laudus Funds Semi-Annual Report   101

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Replidyne, Inc. *                     27,200          175,712
Salix Pharmaceuticals Ltd. *          32,686          405,960
Schiff Nutrition International,
  Inc.                                 8,650           51,814
Sciele Pharma, Inc. *                 29,000          754,580
Theragenics Corp. *                   29,377          131,903
                                                  ---------------
                                                    4,895,564
ELECTRIC UTILITIES 0.9%
-----------------------------------------------------------------
ALLETE, Inc.                          15,620          699,151
Cleco Corp.                           21,900          553,413
NorthWestern Corp.                       600           16,302
NRG Energy, Inc. *                       390           16,493
Portland General Electric Co.         18,260          507,628
Puget Energy, Inc.                    24,280          594,132
Unitil Corp.                           1,100           32,450
                                                  ---------------
                                                    2,419,569

FINANCIAL INVESTMENTS 0.1%
-----------------------------------------------------------------
Aaron Rents, Inc.                      5,760          128,448
Brooke Corp.                             100              989
California First National
  Bancorp                              3,243           42,127
Patriot Capital Funding, Inc.          1,858           24,841
Willis Lease Finance Corp. *           6,630           98,389
                                                  ---------------
                                                      294,794
FOREST PRODUCTS & PAPER 1.7%
-----------------------------------------------------------------
Buckeye Technologies, Inc. *           3,291           49,826
CSS Industries, Inc.                   6,880          247,473
Greif, Inc., Class A                  28,200        1,711,176
Mohawk Industries, Inc. *              7,407          602,189
Nashua Corp. *                           220            2,442
Packaging Corp. of America            65,655        1,908,591
                                                  ---------------
                                                    4,521,697

FURNITURE & HOUSEHOLD ITEMS 1.3%
-----------------------------------------------------------------
A.T. Cross Co., Class A *                300            3,315
American Biltrite, Inc. *              1,940           11,640
Armstrong World Industries, Inc.
  *                                    1,000           40,590
Blyth, Inc.                            4,910          100,410
Callaway Golf Co.                     40,640          650,646
Channell Commercial Corp. *            6,023           23,369
Chase Corp.                            3,200           59,520
Communications Systems, Inc.           4,910           51,555
Hooker Furniture Corp.                 3,279           65,646
JAKKS Pacific, Inc. *                 20,491          547,315
La-Z-boy, Inc.                         5,500           40,590
Movado Group, Inc.                    15,420          492,206
National Presto Industries, Inc.       1,320           69,960
Preformed Line Products Co.              500           26,010
Steelcase, Inc., Class A              74,100        1,332,318
Tredegar Corp.                           860           14,835
                                                  ---------------
                                                    3,529,925

GAS & OTHER PUBLIC UTILITIES 0.1%
-----------------------------------------------------------------
Artesian Resources Corp., Class
  A                                      645           12,255
Florida Public Utilites Co.            1,800           21,240
Industrial Services of America,
  Inc.                                   510            5,523

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Middlesex Water Co.                      590           11,151
Waste Industries USA, Inc.             5,030          143,959
                                                  ---------------
                                                      194,128

GOVERNMENT AIRCRAFT & DEFENSE 0.1%
-----------------------------------------------------------------
Alliant Techsystems, Inc. *            1,100          120,230
Herley Industries, Inc. *             10,505          157,155
                                                  ---------------
                                                      277,385

HEALTH CARE & HOSPITAL 2.1%
-----------------------------------------------------------------
Amedisys, Inc. *                      23,947          920,044
American Shared Hospital
  Services                             3,400           13,362
Gentiva Health Services, Inc. *        9,809          188,431
Hanger Orthopedic Group, Inc. *       18,400          208,472
Humana, Inc. *                        44,600        3,116,648
IntegraMed America, Inc. *             6,157           76,039
MedCath Corp. *                        9,967          273,694
National Dentex Corp. *                6,019           96,214
RehabCare Group, Inc. *               16,500          290,235
Res-Care, Inc. *                      20,969          478,932
SunLink Health Systems, Inc. *         5,570           34,227
                                                  ---------------
                                                    5,696,298

INFORMATION & SERVICES 6.6%
-----------------------------------------------------------------
Albany Molecular Research, Inc.
  *                                   23,350          352,585
Bioanalytical Systems, Inc. *          1,250            9,000
Carriage Services, Inc. *              1,770           14,461
CDI Corp.                             12,579          350,703
Convergys Corp. *                    101,030        1,753,881
Darling International, Inc. *         19,280          190,679
Deluxe Corp.                          29,950        1,103,358
DeVry, Inc.                              870           32,199
Ecology & Environment, Inc.,
  Class A                              3,181           37,218
Exponent, Inc. *                      14,600          366,314
GP Strategies Corp. *                 12,690          140,859
Heidrick & Struggles
  International, Inc. *                  730           26,608
Hewitt Associates, Inc., Class A
  *                                    8,298          290,845
IAC/InterActiveCorp *                 81,461        2,416,948
Kelly Services, Inc., Class A         19,274          381,818
Kendle International, Inc. *          10,812          449,022
Kforce, Inc. *                         2,300           29,578
Layne Christensen Co. *                4,740          262,975
Metal Management, Inc.                20,258        1,097,984
Michael Baker Corp. *                    550           26,955
Monro Muffler Brake, Inc.             10,520          355,471
MPS Group, Inc. *                     34,800          388,020
National Medical Health Card
  Systems, Inc. *                      4,460           42,682
National Technical Systems, Inc.
  *                                    2,370           15,855
PAREXEL International Corp. *         23,700          978,099
RCM Technologies, Inc. *              12,100           79,255
Schnitzer Steel Industries,
  Inc., Class A                        5,685          416,654
Security National Financial
  Corp., Class A *                       100              445
Service Corp. International          118,800        1,532,520
Sotheby's                              2,810          134,290
Spherion Corp. *                      47,730          394,250

                                                            See financial notes.
 102  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
SRI/Surgical Express, Inc. *             100              641
Stewart Enterprises, Inc., Class
  A                                   95,353          726,590
The Dun & Bradstreet Corp.             2,305          227,296
The Geo Group, Inc. *                 12,720          376,639
Traffix, Inc.                            565            3,746
URS Corp. *                           40,670        2,295,821
VSE Corp.                              4,790          226,471
Westaff, Inc. *                       16,560           68,724
                                                  ---------------
                                                   17,597,459

INSTRUMENTS 5.2%
-----------------------------------------------------------------
Align Technology, Inc. *              32,160          814,613
Allied Healthcare Products, Inc.
  *                                    1,942           13,128
Angeion Corp. *                        4,056           29,771
Astro-Med, Inc.                        3,420           34,679
Atrion Corp.                             280           35,000
Bio-Rad Laboratories, Inc.,
  Class A *                           14,590        1,320,395
Cardiac Science Corp. *                  430            4,334
CONMED Corp. *                        13,300          372,267
Datascope Corp.                        9,504          321,330
Esterline Technologies Corp. *         3,080          175,714
FEI Co. *                             19,700          619,171
Hurco Cos., Inc. *                     6,570          355,174
II-VI, Inc. *                         18,703          645,815
Immucor, Inc. *                        1,837           65,673
Integra LifeSciences Holdings *        5,844          283,902
IntriCon Corp. *                         850            7,905
K-Tron International, Inc. *           2,300          218,500
Kewaunee Scientific Corp.              2,580           45,408
Mesa Laboratories, Inc.                  100            2,090
MOCON, Inc.                            4,900           57,330
MTS Systems Corp.                      2,640          109,824
O.I. Corp.                             1,200           15,450
Orthofix International N.V. *         12,842          628,873
OSI Systems, Inc. *                   14,500          326,395
Perceptron, Inc. *                       520            7,488
PerkinElmer, Inc.                    101,550        2,966,275
Schmitt Industries, Inc. *               769            5,498
Sonic Innovations, Inc. *             19,730          180,924
Span-America Medical Systems,
  Inc.                                 2,600           48,880
Teleflex, Inc.                        14,400        1,122,048
Tollgrade Communications, Inc. *      13,406          135,669
Trimble Navigation Ltd. *                959           37,602
Vicon Industries, Inc. *               3,700           43,216
Waters Corp. *                        35,680        2,387,706
Zoll Medical Corp. *                   5,426          140,642
Zygo Corp. *                          17,250          224,767
                                                  ---------------
                                                   13,803,456

INSURANCE 5.0%
-----------------------------------------------------------------
Alleghany Corp. *                        539          218,834
Allied World Assurance Holdings
  Ltd.                                24,867        1,290,846
American Financial Group, Inc.        62,370        1,778,792
American National Insurance Co.        3,411          448,717
American Safety Insurance
  Holdings Ltd. *                      5,000           99,100
Axis Capital Holdings Ltd.            65,963        2,566,620
Crawford & Co., Class B *              2,761           17,560
FPIC Insurance Group, Inc. *           9,000          387,450

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Hallmark Financial Services,
  Inc. *                                 880           12,364
Hanover Insurance Group, Inc.         11,740          518,791
Horace Mann Educators Corp.              900           17,739
Kansas City Life Insurance Co.           310           13,665
Max Capital Group Ltd.                36,361        1,019,563
Mercer Insurance Group, Inc.           1,110           19,636
National Western Life Insurance
  Co., Class A                           950          243,162
NYMAGIC, Inc.                          2,290           63,685
Platinum Underwriters Holdings
  Ltd.                                46,590        1,675,376
Presidential Life Corp.                  960           16,282
RAM Holdings Ltd. *                    7,930           73,749
RenaissanceRe Holdings Ltd.           35,546        2,325,064
Unico American Corp. *                 2,900           33,495
United America Indemnity Ltd.,
  Class A *                           11,055          237,793
Universal Insurance Holdings,
  Inc.                                 7,510           53,621
Wesco Financial Corp.                    600          238,800
                                                  ---------------
                                                   13,370,704

IT HARDWARE 8.9%
-----------------------------------------------------------------
AMIS Holdings, Inc. *                 48,690          472,780
Amtech Systems, Inc. *                   830           10,657
Avici Systems, Inc.                    4,560           48,610
Aviza Technology, Inc. *               1,073            3,680
Avocent Corp. *                       43,900        1,278,368
AVX Corp.                             45,095          726,029
CTS Corp.                             25,780          332,562
Cypress Semiconductor Corp. *         94,578        2,762,623
DDi Corp. *                              550            3,646
Digi International, Inc. *            24,077          342,856
Emulex Corp. *                        63,230        1,212,119
Espey Manufacturing &
  Electronics Corp.                    1,200           25,740
Gilat Satellite Networks Ltd. *       32,999          336,590
Globecomm Systems, Inc. *              5,700           75,582
Harmonic, Inc. *                      70,200          744,822
Harris Corp.                           1,035           59,813
hi/fn, Inc. *                          6,289           51,444
International Rectifier Corp. *       25,780          850,482
KEMET Corp. *                         60,100          441,735
LOUD Technologies, Inc. *                300            2,252
Mattson Technology, Inc. *            47,800          413,470
MEMC Electronic Materials, Inc.
  *                                   57,600        3,390,336
MIPS Technologies, Inc. *             35,109          277,361
MKS Instruments, Inc. *               44,400          844,488
Novatel Wireless, Inc. *              16,007          362,559
ON Semiconductor Corp. *              97,912        1,229,775
Oplink Communications, Inc. *         21,655          295,807
Optical Cable Corp. *                    200              950
Orbital Sciences Corp. *              54,400        1,209,856
Pericom Semiconductor Corp. *         26,700          312,924
Sigma Designs, Inc. *                 16,240          783,418
Skyworks Solutions, Inc. *           128,308        1,159,904
Smart Modular Technologies
  (WWH), Inc. *                       12,697           90,784
SonicWALL, Inc. *                     57,264          499,915
Spectrum Control, Inc. *               7,900          114,471
Standard Microsystems Corp. *         18,500          710,770
Symmetricom, Inc. *                   10,394           48,852
Synaptics, Inc. *                      3,002          143,376

See financial notes.
                                           Laudus Funds Semi-Annual Report   103

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Technitrol, Inc.                      25,790          695,040
Tekelec *                             34,100          412,610
Teledyne Technologies, Inc. *          2,880          153,763
TriQuint Semiconductor, Inc. *        10,873           53,386
Vishay Intertechnology, Inc. *         3,100           40,393
White Electronic Designs Corp. *       5,599           29,227
Zoran Corp. *                         31,644          639,209
                                                  ---------------
                                                   23,695,034
LAND & WATER TRANSPORTATION 2.1%
-----------------------------------------------------------------
B & H Ocean Carriers Ltd. *            6,730          113,939
GulfMark Offshore, Inc. *             16,175          787,076
Hornbeck Offshore Services, Inc.
  *                                   17,820          653,994
Hub Group, Inc., Class A *            33,000          990,990
J.B. Hunt Transport Services,
  Inc.                                19,681          517,610
Ryder System, Inc.                     5,691          278,859
SEACOR Holdings, Inc. *               18,590        1,767,909
Werner Enterprises, Inc.              29,000          497,350
                                                  ---------------
                                                    5,607,727
MAINFRAME & MINICOMPUTERS 0.3%
-----------------------------------------------------------------
Omnicell, Inc. *                      28,160          803,686
METAL PRODUCTS & MACHINERY 6.1%
-----------------------------------------------------------------
Acme United Corp.                        360            5,256
AGCO Corp. *                          54,147        2,749,043
Allied Motion Technologies, Inc.
  *                                    4,871           24,452
Astec Industries, Inc. *              16,047          921,900
Chicago Rivet & Machine Co.              600           13,800
Electro Scientific Industries,
  Inc. *                              25,000          599,000
EnPro Industries, Inc. *              20,400          828,240
Evans & Sutherland Computer
  Corp. *                              2,600            5,408
Federal Signal Corp.                  22,566          346,614
Gehl Co. *                             9,974          222,719
Gerber Scientific, Inc. *             18,149          196,917
Hardinge, Inc.                         3,900          135,837
Kadant, Inc. *                        14,100          394,800
Kennametal, Inc.                      19,760        1,659,445
Lennox International, Inc.             1,500           50,700
Lincoln Electric Holdings, Inc.        1,600          124,176
Lydall, Inc. *                        14,960          138,829
Material Sciences Corp. *             15,780          167,584
MFRI, Inc. *                             100            1,784
P & F Industries, Inc., Class A
  *                                      700            7,966
Q.E.P. Co., Inc. *                     2,240           28,717
Regal-Beloit Corp.                    15,820          757,620
Robbins & Myers, Inc.                  6,290          360,354
Snap-on, Inc.                          2,918          144,558
SPX Corp.                             12,930        1,196,801
Standex International Corp.            6,700          138,556
Tennant Co.                            6,400          311,680
Terex Corp. *                         16,966        1,510,313
The L.S. Starrett Co., Class A         2,790           53,986
Twin Disc, Inc.                          540           31,428
Varian Semiconductor Equipment
  Associates, Inc. *                  61,000        3,264,720
Velcro Industries N.V.                   100            1,790
                                                  ---------------
                                                   16,394,993

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)

MISCELLANEOUS FINANCE 3.0%
-----------------------------------------------------------------
Eaton Vance Corp.                     61,400        2,453,544
Greenhill & Co., Inc.                 13,491          823,626
IntercontinentalExchange, Inc. *      20,280        3,080,532
Knight Capital Group, Inc.,
  Class A *                           17,545          209,838
Paulson Capital Corp. *                  500            2,825
Raymond James Financial, Inc.         39,870        1,309,729
Value Line, Inc.                         300           14,781
                                                  ---------------
                                                    7,894,875

OIL & COAL RESOURCES 2.6%
-----------------------------------------------------------------
ATP Oil & Gas Corp. *                 17,700          832,431
Cimarex Energy Co.                     4,356          162,261
EXCO Resources, Inc. *                46,400          767,456
Mariner Energy, Inc. *                61,570        1,275,115
Penn Virginia Corp.                   29,200        1,284,216
Petroleum Development Corp. *          4,079          180,904
Questar Corp.                         40,480        2,126,414
Rosetta Resources, Inc. *             15,322          281,005
                                                  ---------------
                                                    6,909,802

OIL DISTRIBUTION 0.4%
-----------------------------------------------------------------
Ashland, Inc.                          9,731          585,903
Frontier Oil Corp.                       600           24,984
Holly Corp.                            5,490          328,467
                                                  ---------------
                                                      939,354

OIL DRILLING & SERVICES 4.9%
-----------------------------------------------------------------
Bronco Drilling Co., Inc. *           14,900          220,520
Complete Production Services,
  Inc. *                              30,666          628,040
Dawson Geophysical Co. *               1,570          121,691
Diamond Offshore Drilling, Inc.          720           81,569
ENSCO International, Inc.             64,360        3,610,596
Exterran Holdings, Inc. *                  1               80
Helmerich & Payne, Inc.               22,065          724,394
Oil States International, Inc. *      16,730          808,059
Pride International, Inc. *           24,260          886,703
Rowan Cos., Inc.                      20,507          750,146
Superior Energy Services, Inc. *      65,690        2,328,053
Tidewater, Inc.                       46,300        2,909,492
                                                  ---------------
                                                   13,069,343

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 1.1%
-----------------------------------------------------------------
Baldwin Technology Co., Inc.,
  Class A *                           15,900           79,659
Brocade Communications Systems,
  Inc. *                             101,403          868,010
Diebold, Inc.                         35,850        1,628,307
Electronics for Imaging, Inc. *        9,650          259,199
Key Tronic Corp. *                     5,723           26,497
Printronix, Inc.                       1,150           15,583
Western Digital Corp. *                  700           17,724
                                                  ---------------
                                                    2,894,979

PUBLISHING, BROADCASTING & CINEMA 1.5%
-----------------------------------------------------------------
Alloy, Inc. *                         13,650          128,174
American Greetings Corp., Class
  A                                   46,070        1,216,248

                                                            See financial notes.
 104  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Bowne & Co., Inc.                     25,120          418,499
Champion Industries, Inc.              2,320           13,943
DG Fastchannel, Inc. *                   260            6,131
DreamWorks Animation SKG, Inc.,
  Class A *                            9,000          300,780
Franklin Covey Co. *                  21,300          161,880
Meredith Corp.                        30,210        1,731,033
Saga Communications, Inc., Class
  A *                                  1,500           11,010
Triple Crown Media, Inc. *             1,272            7,848
                                                  ---------------
                                                    3,995,546

REAL ESTATE DEVELOPMENT 0.2%
-----------------------------------------------------------------
Avatar Holdings, Inc. *                5,300          264,629
Griffin Land & Nurseries, Inc. *         197            7,194
ILX Resorts, Inc.                      1,900           18,335
Income Opportunity Realty
  Investors *                            590            2,773
J.W. Mays, Inc. *                      2,600           60,255
Jones Lang LaSalle, Inc.               1,420          145,919
Reis, Inc. *                              39              287
The Intergroup Corp. *                   330            5,825
United Capital Corp. *                   720           19,080
                                                  ---------------
                                                      524,297

REAL ESTATE INVESTMENT TRUSTS 3.6%
-----------------------------------------------------------------
AmREIT, Inc., Class A                    650            5,252
Ashford Hospitality Trust             79,670          800,683
Colonial Properties Trust              9,899          339,536
DiamondRock Hospitality Co.           66,781        1,162,657
Douglas Emmett, Inc.                  58,473        1,446,037
Extra Space Storage, Inc.             48,190          741,644
FelCor Lodging Trust, Inc.               710           14,150
Gladstone Commercial Corp.             3,787           70,817
GMH Communities Trust                 14,157          109,717
Hersha Hospitality Trust              12,250          121,275
LTC Properties, Inc.                  16,797          397,585
Medical Properties Trust, Inc.        36,120          481,118
MHI Hospitality Corp.                  2,870           27,265
Mission West Properties, Inc.          5,000           60,750
Monmouth Real Estate Investment
  Corp., Class A                      20,697          174,269
National Retail Properties, Inc.      45,900        1,119,042
One Liberty Properties, Inc.           9,150          177,968
Ramco-Gershenson Properties
  Trust                               14,800          462,352
Roberts Realty Investors, Inc. *         505            3,838
Sunstone Hotel Investors, Inc.        41,890        1,074,060
Supertel Hospitality, Inc.            13,210           99,603
Urstadt Biddle Properties, Class
  A                                   32,530          503,239
Winthrop Realty Trust                 46,350          311,936
                                                  ---------------
                                                    9,704,793

RESTAURANTS, HOTELS & THEATERS 2.6%
-----------------------------------------------------------------
Analogic Corp.                         7,500          478,200
Ark Restaurants Corp.                  3,305          121,409
Avalon Holdings Corp., Class A *         100              705
Bob Evans Farms, Inc.                 14,543          438,908
Brinker International, Inc.           67,074        1,840,511
Burger King Holdings, Inc.            47,140        1,201,599
Canterbury Park Holding Corp.          3,900           47,580

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
CBRL Group, Inc.                      18,069          737,215
CKE Restaurants, Inc.                 25,600          414,976
Darden Restaurants, Inc.               3,900          163,254
Frisch's Restaurants, Inc.             4,500          130,275
Gaylord Entertainment Co. *               10              532
Interstate Hotels & Resorts,
  Inc. *                               3,900           17,745
J. Alexander's Corp.                   1,290           16,912
Max & Erma's Restaurants, Inc. *       1,040            4,815
Nathan's Famous, Inc. *                  450            7,425
Red Lion Hotels Corp. *               19,080          196,524
Rubio's Restaurants, Inc. *              920            9,154
Silverleaf Resorts, Inc. *            38,294          202,575
Star Buffet, Inc.                      2,303           16,674
WMS Industries, Inc. *                30,811        1,019,844
                                                  ---------------
                                                    7,066,832

RETAIL 4.0%
-----------------------------------------------------------------
1-800-FLOWERS.COM, Inc., Class A
  *                                   25,266          292,833
Arden Group, Inc., Class A               772          107,717
Big Lots, Inc. *                      85,280        2,544,755
Books-A-Million, Inc.                    600            7,938
GameStop Corp., Class A *             15,972          900,022
Hastings Entertainment, Inc. *         3,280           27,486
Jennifer Convertibles, Inc. *          1,640            7,052
Longs Drug Stores Corp.               18,610          924,359
PC Connection, Inc. *                    515            6,438
PC Mall, Inc. *                          520            8,117
Priceline.com, Inc. *                 28,900        2,564,875
REX Stores Corp. *                     8,610          166,603
Rush Enterprises, Inc., Class A
  *                                    4,773          120,996
Rush Enterprises, Inc., Class B
  *                                    6,430          153,420
Systemax, Inc.                         5,352          109,395
The Men's Wearhouse, Inc.             39,670        2,004,128
Trans World Entertainment Corp.
  *                                   31,520          144,362
Village Super Market, Inc.,
  Class A                              3,000          156,000
Weis Markets, Inc.                     8,180          349,204
Zones, Inc. *                          9,120           94,301
                                                  ---------------
                                                   10,690,001

SOAPS & COSMETICS 0.1%
-----------------------------------------------------------------
Elizabeth Arden, Inc. *                8,891          239,701
The Estee Lauder Cos., Inc.,
  Class A                              3,200          135,872
                                                  ---------------
                                                      375,573

SOFTWARE 4.5%
-----------------------------------------------------------------
Astea International, Inc. *            3,440           14,654
Black Box Corp.                       13,172          563,235
Cadence Design Systems, Inc. *        75,410        1,673,348
CIBER, Inc. *                         47,484          370,850
Computer Task Group, Inc. *           16,815           73,145
CSP, Inc. *                            3,604           27,859
Dynamics Research Corp. *              7,190           80,312
Edgewater Technology, Inc. *           9,580           83,442
Epicor Software Corp. *               12,199          167,980
INX, Inc. *                              140            2,023
JDA Software Group, Inc. *            16,040          331,387
Lawson Software, Inc. *              105,403        1,055,084

See financial notes.
                                           Laudus Funds Semi-Annual Report   105

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
McAfee, Inc. *                         7,500          261,525
Moldflow Corp. *                       9,900          190,674
Ness Technologies, Inc. *             19,403          211,881
NetManage, Inc. *                        700            2,877
NetScout Systems, Inc. *              21,070          229,663
Perot Systems Corp., Class A *        18,068          305,530
Sapient Corp. *                       51,019          342,338
SPSS, Inc. *                          17,074          702,424
Sybase, Inc. *                        75,340        1,742,614
Synopsys, Inc. *                      77,842        2,107,961
TechTeam Global, Inc. *                4,670           55,106
TSR, Inc.                              3,200           13,792
United Online, Inc.                   57,106          857,161
VeriSign, Inc. *                         700           23,618
Versant Corp. *                          290            5,571
Vignette Corp. *                      24,460          490,912
                                                  ---------------
                                                   11,986,966

TEXTILES & APPAREL 1.6%
-----------------------------------------------------------------
Crocs, Inc. *                         37,500        2,521,875
Culp, Inc. *                          12,300          127,674
Deckers Outdoor Corp. *                7,374          809,665
Decorator Industries, Inc.                40              260
Heelys, Inc. *                         6,513           51,909
Jaclyn, Inc. *                         1,000            6,550
LaCrosse Footwear, Inc.                2,884           51,508
Perry Ellis International, Inc.
  *                                    9,631          266,875
Phillips-Van Heusen Corp.                 90            4,723
The Dixie Group, Inc. *                  770            7,315
The Gymboree Corp. *                   6,491          228,743
The Warnaco Group, Inc. *              4,477          174,916
Weyco Group, Inc.                      2,673           83,959
                                                  ---------------
                                                    4,335,972

WHOLESALE 3.2%
-----------------------------------------------------------------
Airgas, Inc.                           7,100          366,573
Anixter International, Inc. *          5,600          461,720
Arrow Electronics, Inc. *             35,406        1,505,463
Avnet, Inc. *                         74,700        2,977,542
Delta Apparel, Inc.                    4,880           83,448
Educational Development Corp.          3,920           25,284
Huttig Building Products, Inc. *      20,400          109,752
Kaman Corp.                              490           16,934
Lawson Products, Inc.                    800           27,848
Man Sang Holdings, Inc. *              2,220           27,395
NACCO Industries, Inc., Class A        4,600          476,008
Nu Skin Enterprises, Inc., Class
  A                                   21,900          353,904
Park-Ohio Holdings Corp. *             2,677           69,468
TESSCO Technologies, Inc. *            1,245           19,534
W.W. Grainger, Inc.                   23,600        2,152,084
                                                  ---------------
                                                    8,672,957
                                                  ---------------
TOTAL COMMON STOCK (COST $213,536,241)            251,511,594
                                                  ---------------

SECURITY                           FACE AMOUNT       VALUE
  RATE, MATURITY DATE                  ($)            ($)
SHORT-TERM INVESTMENT 0.2% OF NET ASSETS

REPURCHASE AGREEMENT 0.2%
-----------------------------------------------------------------
Custodian Trust Company, dated
  9/28/07, due 10/01/07 at 3.95%
  with a maturity value of
  $475,926 (fully collateralized
  by U.S. Treasury Bond with a
  value of $493,659)                 475,770          475,770
                                                   --------------
TOTAL SHORT-TERM INVESTMENT
  (COST $475,770)                                     475,770
                                                   --------------
-----------------------------------------------------------------
END OF INVESTMENTS.

At 09/30/07, the tax basis cost of the fund's investments was $215,002,385 and the unrealized gains and losses were $42,768,009 and ($5,783,030), respectively, with a net unrealized appreciation of $36,984,979.

 * Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
SHORT SALES 96.0% OF NET ASSETS

AGRICULTURE, FOOD & BEVERAGE 1.1%
-----------------------------------------------------------------
Cuisine Solutions, Inc. *              6,810           41,541
Dean Foods Co.                        79,000        2,020,820
Farmer Brothers Co.                    6,400          159,232
The Hershey Co.                       14,700          682,227
                                                  ---------------
                                                    2,903,820

AIRLINES 1.3%
-----------------------------------------------------------------
AirTran Holdings, Inc. *              51,800          509,712
AMR Corp. *                           94,019        2,095,683
JetBlue Airways Corp. *               98,400          907,248
                                                  ---------------
                                                    3,512,643

AUTOS 0.2%
-----------------------------------------------------------------
Accuride Corp. *                       8,830          106,931
Commercial Vehicle Group, Inc. *      20,825          267,185
Proliance International, Inc. *       13,000           27,430
                                                  ---------------
                                                      401,546

BANKS & CREDIT INSTITUTIONS 3.9%
-----------------------------------------------------------------
Astoria Financial Corp.               79,500        2,109,135
Capitol Federal Financial             19,846          678,733
Cash Systems, Inc. *                  13,490           71,092
Citizens Republic Bancorp, Inc.       18,612          299,840
Commerce Bancorp, Inc.                35,450        1,374,751
ESB Financial Corp.                      945           10,017
Investors Bancorp, Inc. *                500            7,080
Kearny Financial Corp.                16,156          206,635
Municipal Mortgage & Equity LLC       25,044          568,749
New York Community Bancorp, Inc.     170,460        3,247,263

                                                            See financial notes.
 106  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Popular, Inc.                        145,200        1,783,056
Wauwatosa Holdings, Inc. *            10,179          165,409
                                                  ---------------
                                                   10,521,760

BASIC MINERALS & METALS 1.4%
-----------------------------------------------------------------
Apex Silver Mines Ltd. *              46,468          903,802
Insteel Industries, Inc.              14,937          229,283
Titanium Metals Corp. *               42,091        1,412,574
Walter Industries, Inc.               42,500        1,143,250
Wheeling-Pittsburgh Corp. *            3,060           59,058
                                                  ---------------
                                                    3,747,967
BIOTECHNOLOGY 4.6%
-----------------------------------------------------------------
Affymetrix, Inc. *                     1,000           25,370
Alexion Pharmaceuticals, Inc. *       32,198        2,097,700
Altus Pharmaceuticals, Inc. *         22,260          233,507
ARIAD Pharmaceuticals, Inc. *         42,200          195,386
CV Therapeutics, Inc. *               40,000          359,200
Dyax Corp. *                          22,556           81,202
Geron Corp. *                         43,693          319,833
Human Genome Sciences, Inc. *        117,350        1,207,532
ImClone Systems, Inc. *               52,763        2,181,222
Myriad Genetics, Inc. *               39,900        2,080,785
Neurocrine Biosciences, Inc. *        35,400          354,000
Onyx Pharmaceuticals, Inc. *          36,500        1,588,480
OSI Pharmaceuticals, Inc. *           21,595          734,014
Pharmacopeia, Inc. *                   1,420            8,122
Progenics Pharmaceuticals, Inc.
  *                                   20,054          443,394
Techne Corp. *                         6,043          381,192
                                                  ---------------
                                                   12,290,939

CHEMICALS & RUBBER 1.0%
-----------------------------------------------------------------
ADA-ES, Inc. *                         5,400           67,014
BioSphere Medical, Inc. *             19,597           93,478
Georgia Gulf Corp.                    33,400          464,260
Hexcel Corp. *                        84,210        1,912,409
Rentech, Inc. *                       77,700          167,832
                                                  ---------------
                                                    2,704,993

COMMUNICATIONS UTILITIES 1.7%
-----------------------------------------------------------------
Citizens Communications Co.           74,590        1,068,129
Crown Media Holdings, Inc.,
  Class A *                            4,799           34,505
Global Crossing Ltd. *                23,000          484,840
InterDigital, Inc. *                  26,055          541,423
iPCS, Inc.                            12,373          425,507
Liquidity Services, Inc. *            10,900          119,791
NeuStar, Inc., Class A *              12,430          426,225
SBA Communications Corp., Class
  A *                                 16,641          587,095
The Knot, Inc. *                      11,501          244,511
TiVo, Inc. *                          48,050          305,118
ValueVision Media, Inc., Class A
  *                                    5,445           40,347
Virgin Media, Inc.                       409            9,926
Windstream Corp.                       8,490          119,879
                                                  ---------------
                                                    4,407,296

CONSTRUCTION & HOMEBUILDING 2.8%
-----------------------------------------------------------------
California Coastal Communities,
  Inc. *                               9,800          120,540
Centex Corp.                          56,004        1,488,026

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Champion Enterprises, Inc. *          31,205          342,631
D.R. Horton, Inc.                      4,843           62,039
Hovnanian Enterprises, Inc.,
  Class A *                           38,660          428,739
KB Home                               53,500        1,340,710
M.D.C. Holdings, Inc.                 31,810        1,302,301
Pulte Homes, Inc.                     93,832        1,277,054
The Ryland Group, Inc.                33,070          708,690
Toll Brothers, Inc. *                 20,600          411,794
                                                  ---------------
                                                    7,482,524

CONSTRUCTION MATERIALS 0.0%
-----------------------------------------------------------------
Eagle Materials, Inc.                  1,620           57,899
Nanophase Technologies Corp. *         7,600           50,540
                                                  ---------------
                                                      108,439

CONSUMER DURABLES 0.6%
-----------------------------------------------------------------
Brunswick Corp.                       72,500        1,657,350
Coachmen Industries, Inc.              3,722           24,937
                                                  ---------------
                                                    1,682,287

DRUGS & PHARMACEUTICALS 4.8%
-----------------------------------------------------------------
Adams Respiratory Therapeutics,
  Inc. *                              24,500          944,230
Alkermes, Inc. *                      86,400        1,589,760
Amylin Pharmaceuticals, Inc. *        66,068        3,303,400
Barr Pharmaceuticals, Inc. *           4,700          267,477
Cerus Corp. *                         20,134          175,770
Enzon Pharmaceuticals, Inc. *         35,570          313,372
Keryx Biopharmaceuticals, Inc. *      36,770          365,494
Metabasis Therapeutics, Inc. *         4,208           12,287
Nektar Therapeutics *                  4,618           40,777
PDL BioPharma, Inc. *                 78,180        1,689,470
Penwest Pharmaceuticals Co. *         16,735          184,252
Reliv' International, Inc.            11,387          113,870
Rigel Pharmaceuticals, Inc. *         21,799          205,565
Rockwell Medical Technologies,
  Inc. *                              11,630           66,291
Vertex Pharmaceuticals, Inc. *        84,535        3,246,989
ZymoGenetics, Inc. *                  31,927          416,647
                                                  ---------------
                                                   12,935,651

ELECTRIC UTILITIES 1.6%
-----------------------------------------------------------------
CenterPoint Energy, Inc.             151,221        2,424,073
DPL, Inc.                             67,870        1,782,266
Environmental Power Corp. *           10,120           53,636
Integrys Energy Group, Inc.            1,400           71,722
                                                  ---------------
                                                    4,331,697

FINANCIAL INVESTMENTS 0.1%
-----------------------------------------------------------------
Marlin Business Services, Corp.
  *                                   12,192          174,711
Winmark Corp. *                        1,876           37,633
                                                  ---------------
                                                      212,344

FOREST PRODUCTS & PAPER 2.0%
-----------------------------------------------------------------
Chesapeake Corp.                      10,080           85,277
Deltic Timber Corp.                    9,190          523,095
Louisiana-Pacific Corp.               94,620        1,605,702

See financial notes.
                                           Laudus Funds Semi-Annual Report   107

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Rayonier, Inc.                        43,707        2,099,684
Smurfit-Stone Container Corp. *       77,424          904,312
                                                  ---------------
                                                    5,218,070

FURNITURE & HOUSEHOLD ITEMS 1.2%
-----------------------------------------------------------------
Central Garden & Pet Co. *             8,450           75,205
Energy Focus, Inc. *                  12,600           94,374
Furniture Brands International,
  Inc.                                22,480          227,947
Newell Rubbermaid, Inc.               71,199        2,051,955
Omnova Solutions, Inc. *               4,367           25,242
Progressive Gaming International
  Corp. *                             30,400          152,000
Rogers Corp. *                         9,490          390,893
Stanley Furniture Co., Inc.           11,400          185,250
                                                  ---------------
                                                    3,202,866

GAS & OTHER PUBLIC UTILITIES 0.1%
-----------------------------------------------------------------
Cadiz, Inc. *                          4,360           82,404
TRC Cos., Inc. *                      16,800          177,408
                                                  ---------------
                                                      259,812

GOVERNMENT AIRCRAFT & DEFENSE 0.1%
-----------------------------------------------------------------
GenCorp, Inc. *                       20,380          243,745
The Allied Defense Group, Inc. *       6,840           53,831
                                                  ---------------
                                                      297,576

HEALTH CARE & HOSPITAL 1.8%
-----------------------------------------------------------------
Advocat, Inc. *                        5,760           63,014
Array BioPharma, Inc. *               42,506          477,342
Community Health Systems, Inc. *      10,100          317,544
Enzo Biochem, Inc. *                  23,600          267,860
Health Management Associates,
  Inc., Class A                       88,822          616,425
HealthExtras, Inc. *                  27,000          751,410
LifePoint Hospitals, Inc. *            2,600           78,026
Psychiatric Solutions, Inc. *         15,236          598,470
Quest Diagnostics, Inc.               11,300          652,801
Tenet Healthcare Corp. *             288,400          969,024
                                                  ---------------
                                                    4,791,916

INFORMATION & SERVICES 6.0%
-----------------------------------------------------------------
American Reprographics Co. *          22,000          411,840
Apollo Group, Inc., Class A *         59,466        3,576,880
Arbinet-thexchange, Inc. *            18,944          113,664
Arena Pharmaceuticals, Inc. *         58,700          642,765
BearingPoint, Inc. *                 173,850          704,092
Clear Channel Outdoor Holdings,
  Inc., Class A *                     12,030          306,765
Corinthian Colleges, Inc. *           71,900        1,143,929
deCODE genetics, Inc. *               43,200          149,904
Emeritus Corp. *                       8,460          229,266
Euronet Worldwide, Inc. *             24,601          732,372
Evergreen Energy, Inc. *              48,560          247,656
Exelixis, Inc. *                      83,970          889,242
Getty Images, Inc. *                     209            5,819
Global Cash Access Holdings,
  Inc. *                              39,130          414,387
INVESTools, Inc. *                    21,902          264,795
PeopleSupport, Inc. *                    708            8,468

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Pharmaceutical Product
  Development, Inc.                   73,300        2,597,752
Senomyx, Inc. *                       25,580          313,355
Syntroleum Corp. *                    11,500           21,620
The Corporate Executive Board
  Co.                                 31,900        2,368,256
VistaPrint Ltd. *                     23,850          891,274
                                                  ---------------
                                                   16,034,101

INSTRUMENTS 3.7%
-----------------------------------------------------------------
Abaxis, Inc. *                         6,520          146,374
Caliper Life Sciences, Inc. *          2,700           15,498
Catapult Communications Corp. *          200            1,528
Cognex Corp.                             453            8,045
Conceptus, Inc. *                      8,000          151,840
Cyberonics, Inc. *                    17,700          246,738
Dexcom, Inc. *                        16,849          168,322
Endologix, Inc. *                     28,030          110,438
FormFactor, Inc. *                    36,300        1,610,631
Kensey Nash Corp. *                    9,267          241,961
Luminex Corp. *                       19,070          287,576
Mentor Corp.                          33,200        1,528,860
Napco Security Systems, Inc. *        19,200          106,944
NMT Medical, Inc. *                    8,260           65,832
Northstar Neuroscience, Inc. *        12,937          144,377
NumereX Corp., Class A *              12,975          110,288
NxStage Medical, Inc. *                4,484           64,973
Palomar Medical Technologies,
  Inc. *                              12,882          367,008
Photon Dynamics, Inc. *               18,500          167,425
RAE Systems, Inc. *                    9,600           31,776
ResMed, Inc. *                        41,240        1,767,959
STAAR Surgical Co. *                   8,486           25,458
Synergetics USA, Inc. *                7,510           28,989
The Cooper Cos., Inc.                  1,601           83,924
ThermoGenesis Corp. *                 28,700           64,001
Varian Medical Systems, Inc. *        58,100        2,433,809
                                                  ---------------
                                                    9,980,574

INSURANCE 3.2%
-----------------------------------------------------------------
Brown & Brown, Inc.                   91,300        2,401,190
Conseco, Inc. *                       19,600          313,600
First Acceptance Corp. *                 300            1,515
First American Corp.                  57,500        2,105,650
Montpelier Re Holdings Ltd.           60,330        1,067,841
White Mountains Insurance Group
  Ltd.                                 5,107        2,654,363
                                                  ---------------
                                                    8,544,159

IT HARDWARE 5.5%
-----------------------------------------------------------------
Acme Packet, Inc. *                    7,760          119,659
Advanced Analogic Technologies,
  Inc. *                               2,370           25,217
Advanced Energy Industries, Inc.
  *                                    1,230           18,573
Advanced Micro Devices, Inc. *       239,700        3,164,040
Arris Group, Inc. *                   42,300          522,405
Bookham, Inc. *                       25,300           69,828
California Micro Devices Corp. *          10               44
Carrier Access Corp. *                14,785           56,183
Comarco, Inc.                          7,730           44,602

                                                            See financial notes.
 108  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Crown Castle International Corp.
  *                                    1,200           48,756
Energy Conversion Devices, Inc.
  *                                   30,600          695,232
Exar Corp. *                           7,573           98,903
Ikanos Communications, Inc. *         28,800          160,416
Leadis Technology, Inc. *             13,400           46,900
LSI Corp. *                            8,100           60,102
Merix Corp. *                         20,000          113,200
Metalink Ltd. *                        2,600           17,420
Microchip Technology, Inc.            22,317          810,553
Nanometrics, Inc. *                   17,217          154,436
National Semiconductor Corp.           6,790          184,145
Netlogic Microsystems, Inc. *            100            3,611
Occam Networks, Inc. *                12,961          123,389
Photronics, Inc. *                    27,247          310,888
Planar Systems, Inc. *                19,000          127,490
Plexus Corp. *                        44,600        1,222,040
Power-One, Inc. *                     68,360          348,636
Powerwave Technologies, Inc. *       105,670          650,927
Rambus, Inc. *                        81,915        1,565,396
RF Monolithics, Inc. *                 4,270           25,919
Sigmatel, Inc. *                      31,300           81,380
Silicon Laboratories, Inc. *          34,429        1,437,755
Spansion, Inc., Class A *             68,400          577,980
Sparton Corp. *                        9,960           46,613
Staktek Holdings, Inc. *              13,522           46,516
Tellabs, Inc. *                      165,363        1,574,256
Virage Logic Corp. *                  12,121           89,938
Vyyo, Inc. *                          20,211          113,586
Xilinx, Inc.                           1,940           50,711
                                                  ---------------
                                                   14,807,645

LAND & WATER TRANSPORTATION 2.4%
-----------------------------------------------------------------
Con-way, Inc.                         32,620        1,500,520
Covenant Transport Group, Inc.,
  Class A *                           11,280           76,140
Expeditors International of
  Washington, Inc.                     2,007           94,931
Forward Air Corp.                      2,100           62,538
Frozen Food Express Industries,
  Inc.                                16,410          110,439
Iron Mountain, Inc. *                103,700        3,160,776
Providence and Worcester
  Railroad Co.                           320            5,792
Trailer Bridge, Inc. *                 2,920           37,376
YRC Worldwide, Inc. *                 51,402        1,404,303
                                                  ---------------
                                                    6,452,815
MAINFRAME & MINICOMPUTERS 0.9%
-----------------------------------------------------------------
Scientific Games Corp., Class A
  *                                   63,200        2,376,320
                                                  ---------------
METAL PRODUCTS & MACHINERY 3.7%
-----------------------------------------------------------------
Bucyrus International, Inc.,
  Class A                             17,925        1,307,270
Environmental Tectonics Corp. *        5,200           17,680
ESCO Technologies, Inc. *              6,400          212,736
Flow International Corp. *            34,000          299,880
Graco, Inc.                           52,644        2,058,907
Joy Global, Inc.                      52,400        2,665,064
Omega Flex, Inc.                       2,421           40,431
Paragon Technologies, Inc. *           2,700           19,710

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Plug Power, Inc. *                    36,700          113,770
Spectrum Brands, Inc. *               37,900          219,820
Tecumseh Products Co., Class B *      28,299          479,668
Zebra Technologies Corp., Class
  A *                                 64,000        2,335,360
                                                  ---------------
                                                    9,770,296

MISCELLANEOUS FINANCE 2.6%
-----------------------------------------------------------------
Calamos Asset Management, Inc.,
  Class A                             20,963          591,785
E*TRADE Financial Corp. *            175,381        2,290,476
Jefferies Group, Inc.                 54,020        1,503,377
Nasdaq Stock Market, Inc. *           70,906        2,671,738
                                                  ---------------
                                                    7,057,376

OIL & COAL RESOURCES 5.5%
-----------------------------------------------------------------
Alpha Natural Resources, Inc. *       16,560          384,689
Arch Coal, Inc.                       85,240        2,875,998
Barnwell Industries, Inc.                450            7,506
Cabot Oil & Gas Corp.                 25,960          912,754
CREDO Petroleum Corp. *                8,993           91,818
Delta Petroleum Corp. *               48,000          861,600
Double Eagle Petroleum Co. *           8,790          157,429
Encore Acquisition Co. *              44,200        1,398,930
Harvest Natural Resources, Inc.
  *                                   29,100          347,454
Parallel Petroleum Corp. *            32,900          558,971
Peabody Energy Corp.                      10              479
Pioneer Natural Resources Co.          9,200          413,816
Quicksilver Resources, Inc. *         44,300        2,084,315
Southwestern Energy Co. *              1,902           79,599
TXCO Resources, Inc. *                29,510          264,409
Ultra Petroleum Corp. *               57,600        3,573,504
Venoco, Inc. *                         2,470           42,360
Warren Resources, Inc. *              42,646          534,781
                                                  ---------------
                                                   14,590,412

OIL DISTRIBUTION 0.4%
-----------------------------------------------------------------
World Fuel Services Corp.             23,500          959,035

OIL DRILLING & SERVICES 3.2%
-----------------------------------------------------------------
BJ Services Co.                      117,790        3,127,324
Grey Wolf, Inc. *                    111,381          729,546
Nabors Industries Ltd. *              55,680        1,713,274
Patterson-UTI Energy, Inc.           106,587        2,405,669
Pioneer Drilling Co. *                19,065          232,212
TETRA Technologies, Inc. *               230            4,862
TGC Industries, Inc. *                17,955          190,143
                                                  ---------------
                                                    8,403,030

PHOTO-OPTICAL, MICROS & OFFICE MACHINERY 1.0%
-----------------------------------------------------------------
Ampex Corp., Class A *                   580            5,017
Avid Technology, Inc. *               23,600          639,088
Lexmark International, Inc.,
  Class A *                           49,790        2,067,779
Mobility Electronics, Inc. *          20,500           71,955
                                                  ---------------
                                                    2,783,839

PUBLISHING, BROADCASTING & CINEMA 2.0%
-----------------------------------------------------------------
CKX, Inc. *                           20,900          257,279
R.H. Donnelley Corp. *                40,050        2,243,601

See financial notes.
                                           Laudus Funds Semi-Annual Report   109

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

PORTFOLIO HOLDINGS continued

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Sun-Times Media Group, Inc.,
  Class A *                           55,710          126,462
The Washington Post Co., Class B       3,300        2,649,240
Valassis Communications, Inc. *          600            5,352
Young Broadcasting, Inc., Class
  A *                                    646            1,421
                                                  ---------------
                                                    5,283,355
REAL ESTATE DEVELOPMENT 0.5%
-----------------------------------------------------------------
Consolidated-Tomoka Land Co.           5,500          369,655
Forest City Enterprises, Inc.,
  Class A                             11,780          649,785
Tejon Ranch Co. *                      4,700          194,580
The St. Joe Co.                        1,000           33,610
                                                  ---------------
                                                    1,247,630

REAL ESTATE INVESTMENT TRUSTS 12.3%
-----------------------------------------------------------------
Alexander's, Inc. *                    1,700          655,350
Alexandria Real Estate Equities,
  Inc.                                20,030        1,928,088
AMB Property Corp.                     2,225          133,077
Apartment Investment &
  Management Co., Class A             27,949        1,261,338
AvalonBay Communities, Inc.            4,320          510,019
Boston Properties, Inc.                4,200          436,380
Brandywine Realty Trust                6,400          161,984
BRE Properties, Inc.                  39,709        2,220,924
Camden Property Trust                 42,800        2,749,900
EastGroup Properties, Inc.            20,200          914,252
Education Realty Trust, Inc.           8,940          120,690
Essex Property Trust, Inc.            19,500        2,292,615
First Industrial Realty Trust,
  Inc.                                27,733        1,077,982
General Growth Properties, Inc.           10              536
Glimcher Realty Trust                 32,440          762,340
Health Care REIT, Inc.                 2,320          102,637
Kilroy Realty Corp.                   28,200        1,709,766
Liberty Property Trust                17,180          690,808
Maguire Properties, Inc.               7,070          182,618
Plum Creek Timber Co., Inc.           74,800        3,348,048
Post Properties, Inc.                 34,200        1,323,540
Public Storage                        15,600        1,226,940
Regency Centers Corp.                 35,170        2,699,298
Tanger Factory Outlet Centers,
  Inc.                                 1,700           69,003
UDR, Inc.                             86,114        2,094,293
Ventas, Inc.                          73,880        3,058,632
Washington Real Estate
  Investment Trust                    37,700        1,250,886
                                                  ---------------
                                                   32,981,944

RESTAURANTS, HOTELS & THEATERS 2.4%
-----------------------------------------------------------------
Boyd Gaming Corp.                      6,370          272,954
Choice Hotels International,
  Inc.                                11,180          421,151
Domino's Pizza, Inc.                  32,500          539,175
Las Vegas Sands Corp. *               16,400        2,188,088
Orient-Express Hotels Ltd.,
  Class A                              2,813          144,223
Pinnacle Entertainment, Inc. *        17,200          468,356
Red Robin Gourmet Burgers, Inc.
  *                                   10,356          444,272

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
Ruth's Chris Steak House, Inc. *       5,900           84,075
Sonic Corp. *                         17,720          414,648
Texas Roadhouse, Inc., Class A *      13,918          162,841
The Cheesecake Factory, Inc. *        20,381          478,342
Wendy's International, Inc.           19,573          683,293
Westwood One, Inc.                    68,600          188,650
                                                  ---------------
                                                    6,490,068

RETAIL 3.1%
-----------------------------------------------------------------
Borders Group, Inc.                   56,400          751,812
Celebrate Express, Inc.                4,838           45,719
Chico's FAS, Inc. *                   12,800          179,840
dELiA*s, Inc. *                       30,910          145,277
Foot Locker, Inc.                     73,015        1,119,320
Pier 1 Imports, Inc. *                84,600          400,158
Saks, Inc.                            64,765        1,110,720
Sally Beauty Holdings, Inc. *         65,520          553,644
The Dress Barn, Inc. *                34,736          590,859
The Pantry, Inc. *                    21,700          556,171
Tractor Supply Co. *                   9,900          456,291
Urban Outfitters, Inc. *              91,100        1,985,980
Whole Foods Market, Inc.               5,974          292,487
                                                  ---------------
                                                    8,188,278

SOAPS & COSMETICS 0.1%
-----------------------------------------------------------------
Bare Escentuals, Inc. *                9,985          248,327
Physicians Formula Holdings,
  Inc. *                               5,900           69,207
                                                  ---------------
                                                      317,534

SOFTWARE 3.0%
-----------------------------------------------------------------
Advent Software, Inc. *               17,500          821,975
Allscripts Healthcare Solutions,
  Inc. *                              31,323          846,661
Bitstream, Inc., Class A *             9,800           64,288
Citrix Systems, Inc. *                   330           13,306
Cogent, Inc. *                        34,380          539,078
Computer Programs and Systems,
  Inc.                                 9,100          239,876
CoStar Group, Inc. *                     200           10,690
Datalink Corp. *                       2,530           11,511
Emageon, Inc. *                       14,000          117,320
Global Payments, Inc.                 55,400        2,449,788
Internet Capital Group, Inc. *         2,600           31,200
MSC.Software Corp. *                  38,600          525,732
Packeteer, Inc. *                     37,200          282,720
Q-Med, Inc. *                         15,286           39,744
Red Hat, Inc. *                        6,020          119,617
RightNow Technologies, Inc. *         17,641          283,844
Saba Software, Inc. *                  2,510           12,249
Secure Computing Corp. *              14,400          140,112
Sonic Solutions *                     11,600          121,452
SRA International, Inc., Class A
  *                                   26,750          751,140
Streamline Health Solutions *            600            1,770
SupportSoft, Inc. *                   12,600           73,584
Syniverse Holdings, Inc. *            22,400          356,160
Technology Solutions Co. *             2,518           12,414
TheStreet.com, Inc.                    7,977           96,601
                                                  ---------------
                                                    7,962,832

                                                            See financial notes.
 110  Laudus Funds Semi-Annual Report

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND

                                    NUMBER OF        VALUE
SECURITY                             SHARES           ($)
TEXTILES & APPAREL 1.3%
-----------------------------------------------------------------
Ashworth, Inc. *                      14,702           90,417
Carter's, Inc. *                      23,100          460,845
K-Swiss, Inc., Class A                24,100          552,131
Phoenix Footwear Group, Inc. *         1,780            5,607
Quiksilver, Inc. *                   101,200        1,447,160
R. G. Barry Corp. *                    8,606           83,048
The Timberland Co., Class A *         47,800          906,288
                                                  ---------------
                                                    3,545,496

WHOLESALE 2.9%
-----------------------------------------------------------------
Advanced Medical Optics, Inc. *       51,600        1,578,444
Brightpoint, Inc. *                   49,100          736,991
H&E Equipment Services, Inc. *        15,600          280,488
Lazare Kaplan International,
  Inc. *                               8,740           64,763
Patterson Cos., Inc. *                71,100        2,745,171
United Natural Foods, Inc. *          29,811          811,456
WESCO International, Inc. *           36,360        1,561,298
                                                  ---------------
                                                    7,778,611
                                                  ---------------
TOTAL SHORT SALES
  (PROCEEDS $271,998,033)                         256,569,496
                                                  ---------------
-----------------------------------------------------------------
END OF SHORT SALE POSITIONS.

*  Non-income producing security

See financial notes.
                                           Laudus Funds Semi-Annual Report   111

Financial Statements

Statement of Assets and Liabilities as of 9/30/07 (Unaudited)

                                                                LAUDUS ROSENBERG    LAUDUS ROSENBERG    LAUDUS ROSENBERG
                                                                   U.S. LARGE          U.S. LARGE          U.S. LARGE
                                                                 CAPITALIZATION      CAPITALIZATION      CAPITALIZATION
                                                                      FUND            GROWTH FUND          VALUE FUND
                                                                ----------------    ----------------    ----------------
ASSETS:
Total investments, at cost(1)...............................      $ 93,405,334        $73,713,809          $5,794,257
                                                                  ============        ===========          ==========
Investments, at value(1)....................................      $107,126,271        $87,513,481          $6,927,547
Repurchase agreements, at amortized cost....................                --          2,089,000               9,000
                                                                  ------------        -----------          ----------
    Total Investments.......................................       107,126,271         89,602,481           6,936,547
                                                                  ------------        -----------          ----------
Deposits with broker and custodian bank for securities sold
  short.....................................................                --                 --                  --
Collateral invested for securities on loan..................                --          7,603,403                  --
Cash........................................................                --                 22                 762
Foreign currency, at value(2)...............................                --                 --                  --
Unrealized gain on foreign currency contracts...............                --                 --                  --
Dividends and interest receivable...........................           124,807             54,337               8,509
Receivable for redemption fees..............................                --                 --                  --
Receivable for fund shares sold.............................           187,367            248,713                  --
Receivable for securities sold short........................                --                 --                  --
Receivable for investments sold.............................         4,236,880            353,526              10,265
Reclaims receivable.........................................                --                 --                  --
Receivable from Manager.....................................                --                 --               6,663
Prepaid expenses............................................             5,057              2,353                 278
                                                                  ------------        -----------          ----------
    Total Assets............................................       111,680,382         97,864,835           6,963,024
                                                                  ------------        -----------          ----------
LIABILITIES:
Securities sold short, proceeds.............................      $         --        $        --          $       --
                                                                  ============        ===========          ==========
Securities sold short.......................................                --                 --                  --
Unrealized loss on foreign currency contracts...............                --                 --                  --
Payable to custodian........................................           395,552                 --                  --
Payable for fund shares repurchased.........................         1,615,769             31,302                 633
Payable for cover securities sold short.....................                --                 --                  --
Payable for investments purchased...........................         3,753,340          1,720,415               9,242
Collateral held for securities on loan......................                --          7,603,403                  --
Accrued expenses and other liabilities:
  Trustees' retirement plan.................................             4,944              1,390                 172
  Dividend payable on securities sold short.................                --                 --                  --
  Manager fees..............................................            71,167             54,757                  --
  Transfer agent fees.......................................               406                146                  --
  Distribution and shareholder service fees.................             3,080                667                 111
  Trustees' fees............................................             1,772              1,666               2,113
  Administration and fund accounting fee....................             3,438              3,071               2,638
  Withholding tax payable...................................                --                 --                  --
  Other accrued expenses....................................            44,548             35,730              19,063
                                                                  ------------        -----------          ----------
    Total Liabilities.......................................         5,894,016          9,452,547              33,972
                                                                  ------------        -----------          ----------
NET ASSETS..................................................      $105,786,366        $88,412,288          $6,929,052
                                                                  ============        ===========          ==========
NET ASSETS CONSIST OF:
Capital.....................................................      $ 78,211,351        $73,299,603          $4,987,683
Undistributed net investment income.........................           532,541             80,302              62,290
Accumulated net realized gains/(losses) on investments......        13,321,537           (856,289)            736,789
Net unrealized appreciation on investments..................        13,720,937         15,888,672           1,142,290
                                                                  ------------        -----------          ----------
NET ASSETS..................................................      $105,786,366        $88,412,288          $6,929,052
                                                                  ============        ===========          ==========
INSTITUTIONAL SHARES:
Net Assets..................................................      $ 95,624,579        $85,494,345          $6,369,360
Shares Outstanding..........................................         6,645,521          7,821,764             471,244
Net Asset Value, Offering Price and Redemption Price per
  Share.....................................................      $      14.39        $     10.93          $    13.52
                                                                  ============        ===========          ==========
ADVISER SHARES:
Net Assets..................................................      $         --        $        --          $       --
Shares Outstanding..........................................                --                 --                  --
Net Asset Value, Offering Price and Redemption Price per
  Share.....................................................      $         --        $        --          $       --
                                                                  ============        ===========          ==========
INVESTOR SHARES:
Net Assets..................................................      $ 10,161,787        $ 2,917,943          $  559,692
Shares Outstanding..........................................           706,877            265,629              41,582
Net Asset Value, Offering Price and Redemption Price per
  Share.....................................................      $      14.38        $     10.99          $    13.46
                                                                  ============        ===========          ==========

(1) Includes securities on loan for Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund and Laudus Rosenberg International Small Capitalization Fund of $7,437,441, $78,350,444, $73,710,651 and $172,032,288
    respectively.

(2) Foreign currency at cost for Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund and Laudus Rosenberg International Small Capitalization Fund was $880,857, $2,351,546, and $7,582,394, respectively.

                         See the accompanying notes to the financial statements. 112 Laudus Funds Semi-Annual Report

Financial Statements--Statement of Assets and Liabilities (Unaudited) continued

                                                                                LAUDUS ROSENBERG   LAUDUS ROSENBERG
                       LAUDUS ROSENBERG                      LAUDUS ROSENBERG    INTERNATIONAL      U.S. LARGE/MID
    LAUDUS ROSENBERG      U.S. SMALL      LAUDUS ROSENBERG    INTERNATIONAL          SMALL          CAPITALIZATION
     U.S. DISCOVERY     CAPITALIZATION     INTERNATIONAL        DISCOVERY        CAPITALIZATION       LONG/SHORT
          FUND               FUND           EQUITY FUND            FUND               FUND           EQUITY FUND
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
      $788,922,524       $718,609,150       $119,670,747       $202,227,960      $1,731,003,583      $12,458,671
      ============       ============       ============       ============      ==============      ===========
      $927,688,321       $901,221,006       $141,733,715       $208,047,658      $1,995,166,502      $13,452,624
         5,218,000                 --            800,000          9,917,000           2,495,000          500,470
      ------------       ------------       ------------       ------------      --------------      -----------
       932,906,321        901,221,006        142,533,715        217,964,658       1,997,661,502       13,953,094
      ------------       ------------       ------------       ------------      --------------      -----------
                --                 --                 --                 --                  --       13,252,016
        80,320,459         75,657,758                 --                 --         181,048,651               --
                84                 --                 --                416                 877               --
                --                 --            898,004          2,369,127           7,641,035               --
                --                 --                 --                 --                  --               --
           892,523            872,341            390,041            354,371           3,666,470           36,904
                --                 --                 --                 --                  --               --
         1,742,780            559,978            172,459          3,690,619             719,171               --
                --                 --                 --                 --                  --           15,791
         7,901,395         20,808,011            982,909          3,152,078          45,803,470           57,883
                --                 --             70,431             15,904             642,814               --
                --                 --                 --                 --                  --               --
            32,459             39,892              4,669             21,316              57,419              922
      ------------       ------------       ------------       ------------      --------------      -----------
     1,023,796,021        999,158,986        145,052,228        227,568,489       2,237,241,409       27,316,610
      ------------       ------------       ------------       ------------      --------------      -----------
      $         --       $         --       $         --       $         --      $           --      $12,896,067
      ============       ============       ============       ============      ==============      ===========
                --                 --                 --                 --                  --       13,062,784
                --                 --                 --                 --                  --               --
                --          8,049,468                 --                 --                  --               --
           828,254          1,064,058            180,708            382,999           3,588,955          159,261
                --                 --                 --                 --                  --          211,668
         8,766,686          7,822,084          1,087,624         10,951,033          28,560,680          232,507
        80,320,459         75,657,758                 --                 --         181,048,651               --
            40,638            119,450              3,478                576              73,747               --
                --                 --                 --                 --                  --           16,317
           675,129            673,280            124,186            139,501           1,580,020            4,682
            12,146              4,669                196                 --                  --               --
            90,558            184,086              4,458             22,130             360,042            1,627
                --                 --              1,523              1,579                  --            2,074
             6,764              8,699              2,126                263               2,954            2,962
                --                 --                 --                 --                  --               --
           188,723            176,962             40,604                 --             249,775           25,966
      ------------       ------------       ------------       ------------      --------------      -----------
        90,929,357         93,760,514          1,444,903         11,498,081         215,464,824       13,719,848
      ------------       ------------       ------------       ------------      --------------      -----------
      $932,866,664       $905,398,472       $143,607,325       $216,070,408      $2,021,776,585      $13,596,762
      ============       ============       ============       ============      ==============      ===========
      $732,457,982       $603,552,831       $110,622,314       $192,929,121      $1,506,095,178      $11,955,212
           471,602            379,832          2,145,130          1,488,880          36,915,546          472,081
        55,953,283        118,853,953          7,951,686          5,896,139         211,876,494         (158,236)
       143,983,797        182,611,856         22,888,195         15,756,268         266,889,367        1,327,705
      ------------       ------------       ------------       ------------      --------------      -----------
      $932,866,664       $905,398,472       $143,607,325       $216,070,408      $2,021,776,585      $13,596,762
      ============       ============       ============       ============      ==============      ===========
      $725,299,867       $613,939,357       $117,172,479       $ 59,021,500      $1,169,501,134      $ 5,986,056
        36,073,993         48,713,009          8,105,744          4,422,605          49,873,418          475,182
      $      20.11       $      12.60       $      14.46       $      13.35      $        23.45      $     12.60
      ============       ============       ============       ============      ==============      ===========
      $         --       $ 44,167,490       $         --       $         --      $           --      $        --
                --          3,572,070                 --                 --                  --               --
      $         --       $      12.36       $         --       $         --      $           --      $        --
      ============       ============       ============       ============      ==============      ===========
      $207,566,797       $247,291,625       $ 26,434,846       $157,048,908      $  852,275,451      $ 7,610,706
        10,459,695         20,208,717          1,836,825         11,801,231          36,878,817          602,800
      $      19.84       $      12.24       $      14.39       $      13.31      $        23.11      $     12.63
      ============       ============       ============       ============      ==============      ===========


     LAUDUS ROSENBERG
          VALUE
        LONG/SHORT
       EQUITY FUND
     ----------------
       $214,012,011
       ============
       $251,511,594
            475,770
       ------------
        251,987,364
       ------------
        262,389,148
                 --
                 --
                 --
                 --
            586,396
                 --
            146,497
            339,294
         15,684,274
                 --
                 --
             16,703
       ------------
        531,149,676
       ------------
       $271,998,033
       ============
        256,569,496
                 --
                 --
            569,043
          4,778,426
          1,221,553
                 --
             15,291
            229,257
            340,745
              2,998
             17,012
                965
              7,533
                 --
             94,308
       ------------
        263,846,627
       ------------
       $267,303,049
       ============
       $301,289,107
          5,546,557
        (92,936,505)
         53,403,890
       ------------
       $267,303,049
       ============
       $235,032,214
         22,212,784
       $      10.58
       ============
       $         --
                 --
       $         --
       ============
       $ 32,270,835
          3,089,795
       $      10.44
       ============

See the accompanying notes to the financial statements.
                                           Laudus Funds Semi-Annual Report   113

Financial Statements

Statement of Operations for the period ended 9/30/07 (Unaudited)

                                                                LAUDUS ROSENBERG    LAUDUS ROSENBERG    LAUDUS ROSENBERG
                                                                   U.S. LARGE          U.S. LARGE          U.S. LARGE
                                                                 CAPITALIZATION      CAPITALIZATION      CAPITALIZATION
                                                                      FUND            GROWTH FUND          VALUE FUND
                                                                ----------------    ----------------    ----------------
INVESTMENT INCOME:
  Dividends(1)..............................................       $  932,128          $  400,195           $ 77,488
  Interest..................................................           27,690              13,867                997
  Securities lending........................................               --               7,029                 --
                                                                   ----------          ----------           --------
  Total investment income...................................          959,818             421,091             78,485
                                                                   ----------          ----------           --------
EXPENSES:
  Adviser fees..............................................          422,906             298,844             25,815
  Distribution and shareholder service fees (Investor
    Shares).................................................           12,698               3,120                700
  Service fees (Adviser Shares).............................               --                  --                 --
  Professional fees.........................................           22,628              20,086             20,367
  Custodian fees............................................           11,203               6,121              2,446
  Overdraft charges.........................................           17,277               4,020              1,415
  Fund accounting fees and administration fees..............           21,039              22,552             18,513
  Registration and filing fees..............................           12,915              12,676             12,488
  Sub-accounting fees (Investor Shares).....................            6,855               1,415                419
  Shareholder report fee....................................            7,403               4,557                407
  Transfer agent fees.......................................            9,409               8,713              8,020
  Trustees' fees............................................            5,021               4,748              4,031
  Trustees' retirement plan.................................              109                  74                  8
  Recouped by manager.......................................           39,761              13,009                  3
  Dividend expense for securities sold short................               --                  --                 --
  Other expenses............................................            1,529               2,304                587
                                                                   ----------          ----------           --------
    Total expenses before custody credits and
      waivers/reimbursements................................          590,753             402,239             95,219
    Less custody credits....................................              (57)                (23)               (10)
    Less expenses waived/reimbursed by the Manager..........               --                  --            (58,887)
                                                                   ----------          ----------           --------
    Net expenses............................................          590,696             402,216             36,322
                                                                   ----------          ----------           --------
  NET INVESTMENT INCOME/(LOSS)..............................          369,122              18,875             42,163
                                                                   ----------          ----------           --------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
  Net realized gains on securities and foreign currency
    transactions............................................        7,500,540           1,236,084            216,134
  Net realized losses on securities sold short..............               --                  --                 --
  Change in unrealized appreciation/(depreciation) on
    investments.............................................        1,598,601           7,845,120            140,576
                                                                   ----------          ----------           --------
  NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON
    INVESTMENTS.............................................        9,099,141           9,081,204            356,710
                                                                   ----------          ----------           --------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............       $9,468,263          $9,100,079           $398,873
                                                                   ==========          ==========           ========

(1) Net of foreign withholding tax for Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Value Long/Short Equity Fund was $73, $36, $292,667, $193,320, $4,309 and $154, respectively.

                         See the accompanying notes to the financial statements. 114 Laudus Funds Semi-Annual Report

Financial Statements--Statement of Operations for the period ended 9/30/07 continued

                                                                                LAUDUS ROSENBERG   LAUDUS ROSENBERG
                       LAUDUS ROSENBERG                      LAUDUS ROSENBERG    INTERNATIONAL      U.S. LARGE/MID
    LAUDUS ROSENBERG      U.S. SMALL      LAUDUS ROSENBERG    INTERNATIONAL          SMALL          CAPITALIZATION
     U.S. DISCOVERY     CAPITALIZATION     INTERNATIONAL        DISCOVERY        CAPITALIZATION       LONG/SHORT
          FUND               FUND           EQUITY FUND            FUND               FUND           EQUITY FUND
    ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
      $  5,179,566       $  5,431,988        $2,799,346        $ 1,919,989        $ 38,456,519       $   123,255
           158,947            133,888            42,149            130,330             525,737           496,578
           159,598            165,955                --                 --           1,453,309                --
      ------------       ------------        ----------        -----------        ------------       -----------
         5,498,111          5,731,831         2,841,495          2,050,319          40,435,565           619,833
      ------------       ------------        ----------        -----------        ------------       -----------
         4,260,001          4,448,077           593,947            517,125          10,194,349            98,982
           271,936            327,613            68,092             90,383           1,157,297            12,298
                --             59,260                --                 --                  --                --
            43,410             47,125            26,133             16,080              78,485            22,649
            29,214             30,424            57,328             85,968             543,061             5,231
            19,606             27,738             5,708               1739              10,710                --
            41,721             42,076            37,469             39,521              82,129            18,499
            35,692             19,465            13,840             17,387              31,814            11,776
           133,274            133,124            32,548             36,700             488,673             5,529
            56,113             58,912                --              4,780             127,817             1,141
            40,914             52,820            10,021              8,781             129,094            13,056
            13,223             14,229             5,260              4,700              23,626             4,154
             1,000              1,158               130                 70               1,879                25
            28,690                 --           161,877             15,026                  --               147
                --                 --                --                 --                  --           163,521
            29,537             35,591            11,403              2,348              53,575             1,273
      ------------       ------------        ----------        -----------        ------------       -----------
         5,004,331          5,297,612         1,023,756            840,608          12,922,509           358,281
            (1,854)            (2,629)              (24)               (43)               (204)               --
                --                 --                --            (33,466)                 --           (57,265)
      ------------       ------------        ----------        -----------        ------------       -----------
         5,002,477          5,294,983         1,023,732            807,099          12,922,305           301,016
      ------------       ------------        ----------        -----------        ------------       -----------
           495,634            436,848         1,817,763          1,243,220          27,513,260           318,817
      ------------       ------------        ----------        -----------        ------------       -----------
        37,306,110         63,776,939         3,251,702          3,335,272         107,479,802         2,547,534
                --                 --                --                 --                  --          (838,721)
       (23,421,109)       (60,105,320)        3,261,585          7,520,807         (76,379,932)       (1,278,026)
      ------------       ------------        ----------        -----------        ------------       -----------
        13,885,001          3,671,619         6,513,287         10,856,079          31,099,870           430,787
      ------------       ------------        ----------        -----------        ------------       -----------
      $ 14,380,635       $  4,108,467        $8,331,050        $12,099,299        $ 58,613,130       $   749,604
      ============       ============        ==========        ===========        ============       ===========


     LAUDUS ROSENBERG
          VALUE
        LONG/SHORT
       EQUITY FUND
     ----------------
       $  1,536,573
          7,267,840
                 --
       ------------
          8,804,413
       ------------
          2,351,152
             69,347
                 --
             30,695
             41,515
                 --
             39,391
             22,081
             26,207
             18,993
             27,695
              7,016
                330
              5,758
          1,827,217
              3,103
       ------------
          4,470,500
                 --
                 --
       ------------
          4,470,500
       ------------
          4,333,913
       ------------
         15,866,266
        (23,461,415)
         (2,670,027)
       ------------
        (10,265,176)
       ------------
       $ (5,931,263)
       ============

See the accompanying notes to the financial statements.
                                           Laudus Funds Semi-Annual Report   115

Financial Statements

Statement of Changes in Net Assets

                                                                      LAUDUS ROSENBERG                 LAUDUS ROSENBERG
                                                                         U.S. LARGE                       U.S. LARGE
                                                                     CAPITALIZATION FUND          CAPITALIZATION GROWTH FUND
                                                                -----------------------------    -----------------------------
                                                                PERIOD ENDED      YEAR ENDED     PERIOD ENDED      YEAR ENDED
                                                                SEPTEMBER 30,     MARCH 31,      SEPTEMBER 30,     MARCH 31,
                                                                    2007             2007            2007             2007
                                                                -------------    ------------    -------------    ------------
                                                                 (UNAUDITED)                      (UNAUDITED)
OPERATIONS:
  Net investment income.....................................    $    369,122     $    751,307     $    18,875     $    167,446
  Net realized gains/(losses) from investments..............       7,500,540        6,522,821       1,236,084       (1,019,951)
  Change in unrealized appreciation/(depreciation) from
    investments.............................................       1,598,601        3,731,397       7,845,120        4,581,034
                                                                ------------     ------------     -----------     ------------
    Change in net assets resulting from operations..........       9,468,263       11,005,525       9,100,079        3,728,529
                                                                ------------     ------------     -----------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Institutional Shares....................................              --         (668,604)             --         (135,787)
    Adviser Shares..........................................              --               --              --               --
    Investor Shares.........................................              --          (40,997)             --               --
                                                                ------------     ------------     -----------     ------------
                                                                          --         (709,601)             --         (135,787)
                                                                ------------     ------------     -----------     ------------
  Net realized gains on investments
    Institutional Shares....................................              --       (3,045,475)             --               --
    Adviser Shares..........................................              --               --              --               --
    Investor Shares.........................................              --         (320,576)             --               --
                                                                ------------     ------------     -----------     ------------
                                                                          --       (3,366,051)             --               --
                                                                ------------     ------------     -----------     ------------
    Change in net assets resulting from distributions.......              --       (4,075,652)             --         (135,787)
                                                                ------------     ------------     -----------     ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued
    Institutional Shares....................................      28,253,210       58,578,093       9,876,318       36,913,996
    Adviser Shares..........................................              --               --              --               --
    Investor Shares.........................................         730,916        2,449,618         685,315        1,064,127
                                                                ------------     ------------     -----------     ------------
                                                                  28,984,126       61,027,711      10,561,633       37,978,123
                                                                ------------     ------------     -----------     ------------
  Distributions reinvested
    Institutional Shares....................................              --        2,813,571              --           54,198
    Adviser Shares..........................................              --               --              --               --
    Investor Shares.........................................              --          344,240              --               --
                                                                ------------     ------------     -----------     ------------
                                                                          --        3,157,811              --           54,198
                                                                ------------     ------------     -----------     ------------
  Value of shares redeemed
    Institutional Shares....................................     (36,168,251)     (27,058,789)     (8,691,795)      (9,389,918)
    Adviser Shares..........................................              --               --              --               --
    Investor Shares.........................................      (1,492,319)      (3,384,025)       (280,487)        (747,706)
                                                                ------------     ------------     -----------     ------------
                                                                 (37,660,570)     (30,442,814)     (8,972,282)     (10,137,624)
                                                                ------------     ------------     -----------     ------------
    Change in net assets from capital transactions..........      (8,676,444)      33,742,708       1,589,351       27,894,697
                                                                ------------     ------------     -----------     ------------
Change in net assets........................................         791,819       40,672,581      10,689,430       31,487,439
NET ASSETS:
  Beginning of period.......................................     104,994,547       64,321,966      77,722,858       46,235,419
                                                                ------------     ------------     -----------     ------------
  End of period.............................................    $105,786,366     $104,994,547     $88,412,288     $ 77,722,858
                                                                ============     ============     ===========     ============
Undistributed net investment income/(loss)..................    $    532,541     $    163,419     $    80,302     $     61,427
                                                                ============     ============     ===========     ============

                         See the accompanying notes to the financial statements. 116 Laudus Funds Semi-Annual Report

Financial Statements--Statements of Changes in Net Assets continued

         LAUDUS ROSENBERG
            U.S. LARGE                  LAUDUS ROSENBERG                 LAUDUS ROSENBERG
     CAPITALIZATION VALUE FUND         U.S. DISCOVERY FUND        U.S. SMALL CAPITALIZATION FUND
    ---------------------------   -----------------------------   -------------------------------
    PERIOD ENDED    YEAR ENDED    PERIOD ENDED     YEAR ENDED      PERIOD ENDED      YEAR ENDED
    SEPTEMBER 30,    MARCH 31,    SEPTEMBER 30,     MARCH 31,     SEPTEMBER 30,      MARCH 31,
        2007           2007           2007            2007             2007             2007
    -------------   -----------   -------------   -------------   --------------   --------------
     (UNAUDITED)                   (UNAUDITED)                     (UNAUDITED)
     $   42,163     $    90,120   $     495,634   $     614,851   $      436,848   $       52,119
        216,134         667,997      37,306,110      42,825,956       63,776,939      150,336,455
        140,576         206,286     (23,421,109)      4,928,724      (60,105,320)    (145,392,179)
     ----------     -----------   -------------   -------------   --------------   --------------
        398,873         964,403      14,380,635      48,369,531        4,108,467        4,996,395
     ----------     -----------   -------------   -------------   --------------   --------------
             --        (148,373)             --      (1,053,017)              --               --
             --              --              --              --               --               --
             --         (10,519)             --              --               --               --
     ----------     -----------   -------------   -------------   --------------   --------------
             --        (158,892)             --      (1,053,017)              --               --
     ----------     -----------   -------------   -------------   --------------   --------------
             --        (276,428)             --     (17,334,529)              --      (95,202,915)
             --              --              --              --               --       (5,940,043)
             --         (21,234)             --      (5,813,751)              --      (33,618,626)
     ----------     -----------   -------------   -------------   --------------   --------------
             --        (297,662)             --     (23,148,280)              --     (134,761,584)
     ----------     -----------   -------------   -------------   --------------   --------------
             --        (456,554)             --     (24,201,297)              --     (134,761,584)
     ----------     -----------   -------------   -------------   --------------   --------------
        142,119         321,271      69,151,505     168,801,668       30,320,190      118,380,094
             --              --              --              --        3,612,011       14,915,237
        180,651         702,787      23,582,714      71,671,762       17,601,860       59,760,279
     ----------     -----------   -------------   -------------   --------------   --------------
        322,770       1,024,058      92,734,219     240,473,430       51,534,061      193,055,610
     ----------     -----------   -------------   -------------   --------------   --------------
             --         419,345              --      17,849,454               --       88,113,447
             --              --              --              --               --        4,445,580
             --          28,972              --       5,684,793               --       27,639,151
     ----------     -----------   -------------   -------------   --------------   --------------
             --         448,317              --      23,534,247               --      120,198,178
     ----------     -----------   -------------   -------------   --------------   --------------
       (199,105)     (1,857,508)    (73,181,414)   (164,345,008)    (119,482,288)    (334,677,200)
             --              --              --              --       (8,554,963)     (14,904,487)
       (192,235)       (363,352)    (36,296,685)   (146,485,470)     (40,236,446)     (96,464,540)
     ----------     -----------   -------------   -------------   --------------   --------------
       (391,340)     (2,220,860)   (109,478,099)   (310,830,478)    (168,273,697)    (446,046,227)
     ----------     -----------   -------------   -------------   --------------   --------------
        (68,570)       (748,485)    (16,743,880)    (46,822,801)    (116,739,636)    (132,792,439)
     ----------     -----------   -------------   -------------   --------------   --------------
        330,303        (240,636)     (2,363,245)    (22,654,567)    (112,631,169)    (262,557,628)
      6,598,749       6,839,385     935,229,909     957,884,476    1,018,029,641    1,280,587,269
     ----------     -----------   -------------   -------------   --------------   --------------
     $6,929,052     $ 6,598,749   $ 932,866,664   $ 935,229,909   $  905,398,472   $1,018,029,641
     ==========     ===========   =============   =============   ==============   ==============
     $   62,290     $    20,127   $     471,602   $     (24,032)  $      379,832   $      (57,016)
     ==========     ===========   =============   =============   ==============   ==============

See the accompanying notes to the financial statements.
                                           Laudus Funds Semi-Annual Report   117

Financial Statements

Statement of Changes in Net Assets continued

                                                                      LAUDUS ROSENBERG                 LAUDUS ROSENBERG
                                                                  INTERNATIONAL EQUITY FUND      INTERNATIONAL DISCOVERY FUND
                                                                -----------------------------    -----------------------------
                                                                PERIOD ENDED      YEAR ENDED     PERIOD ENDED     PERIOD ENDED
                                                                SEPTEMBER 30,     MARCH 31,      SEPTEMBER 30,     MARCH 31,
                                                                    2007             2007            2007            2007*
                                                                -------------    ------------    -------------    ------------
                                                                 (UNAUDITED)                      (UNAUDITED)
OPERATIONS:
  Net investment income.....................................    $  1,817,763     $  1,147,989    $  1,243,220     $    392,230
  Net realized gains/(losses) from investments..............       3,251,702        6,877,363       3,335,272        2,870,405
  Change in unrealized appreciation/(depreciation) from
    investments.............................................       3,261,585       11,549,757       7,520,807        8,235,461
                                                                ------------     ------------    ------------     ------------
    Change in net assets resulting from operations..........       8,331,050       19,575,109      12,099,299       11,498,096
                                                                ------------     ------------    ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Institutional Shares....................................              --         (627,740)             --         (109,953)
    Adviser Shares..........................................              --               --              --               --
    Investor Shares.........................................              --         (408,740)             --         (233,195)
                                                                ------------     ------------    ------------     ------------
                                                                          --       (1,036,480)             --         (343,148)
                                                                ------------     ------------    ------------     ------------
  Net realized gains on investments
    Institutional Shares....................................              --       (1,295,067)             --          (30,335)
    Adviser Shares..........................................              --               --              --               --
    Investor Shares.........................................              --       (1,092,235)             --          (82,625)
                                                                ------------     ------------    ------------     ------------
                                                                          --       (2,387,302)             --         (112,960)
                                                                ------------     ------------    ------------     ------------
    Change in net assets resulting from distributions.......              --       (3,423,782)             --         (456,108)
                                                                ------------     ------------    ------------     ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued
    Institutional Shares....................................      49,143,655       48,370,879      40,061,106       18,758,287
    Adviser Shares..........................................              --               --              --               --
    Investor Shares.........................................       5,094,313       48,191,782     108,403,430       53,586,133
                                                                ------------     ------------    ------------     ------------
                                                                  54,237,968       96,562,661     148,464,536       72,344,420
                                                                ------------     ------------    ------------     ------------
  Distributions reinvested
    Institutional Shares....................................              --          746,719              --          118,690
    Adviser Shares..........................................              --               --              --               --
    Investor Shares.........................................              --        1,436,598              --          281,821
                                                                ------------     ------------    ------------     ------------
                                                                          --        2,183,317              --          400,511
                                                                ------------     ------------    ------------     ------------
  Value of shares redeemed
    Institutional Shares(1).................................      (8,561,164)     (11,984,261)     (3,480,643)      (2,722,783)
    Adviser Shares..........................................              --               --              --               --
    Investor Shares.........................................     (40,209,583)     (13,615,518)    (11,757,382)     (10,319,538)
                                                                ------------     ------------    ------------     ------------
                                                                 (48,770,747)     (25,599,779)    (15,238,025)     (13,042,321)
                                                                ------------     ------------    ------------     ------------
    Change in net assets from capital transactions..........       5,467,221       73,146,199     133,226,511       59,702,610
                                                                ------------     ------------    ------------     ------------
Change in net assets........................................      13,798,271       89,297,526     145,325,810       70,744,598
NET ASSETS:
  Beginning of period.......................................     129,809,054       40,511,528      70,744,598               --
                                                                ------------     ------------    ------------     ------------
  End of period.............................................    $143,607,325     $129,809,054    $216,070,408     $ 70,744,598
                                                                ============     ============    ============     ============
Undistributed net investment income/(loss)..................    $  2,145,130     $    327,367    $  1,488,880     $    245,660
                                                                ============     ============    ============     ============

* For the period May 31 2006 (commencement of operations) through March 31,
  2007.

                         See the accompanying notes to the financial statements. 118 Laudus Funds Semi-Annual Report

Financial Statements--Statements of Changes in Net Assets continued

           LAUDUS ROSENBERG                  LAUDUS ROSENBERG
          INTERNATIONAL SMALL         U.S. LARGE/MID CAPITALIZATION          LAUDUS ROSENBERG
          CAPITALIZATION FUND             LONG/SHORT EQUITY FUND       VALUE LONG/SHORT EQUITY FUND
    -------------------------------   ------------------------------   -----------------------------
     PERIOD ENDED      YEAR ENDED      PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED
    SEPTEMBER 30,      MARCH 31,      SEPTEMBER 30,      MARCH 31,     SEPTEMBER 30,     MARCH 31,
         2007             2007             2007            2007            2007            2007
    --------------   --------------   --------------   -------------   -------------   -------------
     (UNAUDITED)                       (UNAUDITED)                      (UNAUDITED)
    $   27,513,260   $   16,791,687    $    318,817    $    993,338    $   4,333,913   $   7,595,741
       107,479,802      208,560,905       1,708,813         593,475       (7,595,149)    (20,334,104)
       (76,379,932)      82,283,173      (1,278,026)       (363,200)      (2,670,027)     22,006,563
    --------------   --------------    ------------    ------------    -------------   -------------
        58,613,130      307,635,765         749,604       1,223,613       (5,931,263)      9,268,200
    --------------   --------------    ------------    ------------    -------------   -------------
                --      (14,345,867)             --        (606,556)              --      (5,816,661)
                --               --              --              --               --              --
                --      (10,736,773)             --        (404,695)              --      (1,317,915)
    --------------   --------------    ------------    ------------    -------------   -------------
                --      (25,082,640)             --      (1,011,251)              --      (7,134,576)
    --------------   --------------    ------------    ------------    -------------   -------------
                --      (79,486,024)             --              --               --              --
                --               --              --              --               --              --
                --      (74,164,191)             --              --               --              --
    --------------   --------------    ------------    ------------    -------------   -------------
                --     (153,650,215)             --              --               --              --
    --------------   --------------    ------------    ------------    -------------   -------------
                --     (178,732,855)             --      (1,011,251)              --      (7,134,576)
    --------------   --------------    ------------    ------------    -------------   -------------
       260,979,438      430,184,421         915,049       4,377,140       62,146,155     145,201,890
                --               --              --              --               --              --
        86,689,365      215,540,881       2,771,192       6,488,812       13,307,872      29,892,979
    --------------   --------------    ------------    ------------    -------------   -------------
       347,668,803      645,725,302       3,686,241      10,865,952       75,454,027     175,094,869
    --------------   --------------    ------------    ------------    -------------   -------------
                --       77,822,309              --         596,728               --       5,200,711
                --               --              --              --               --              --
                --       72,673,365              --         378,487               --       1,166,200
    --------------   --------------    ------------    ------------    -------------   -------------
                --      150,495,674              --         975,215               --       6,366,911
    --------------   --------------    ------------    ------------    -------------   -------------
      (173,438,459)    (226,039,438)     (5,513,612)    (14,443,250)     (82,775,794)    (80,914,601)
                --               --              --              --               --              --
      (142,058,557)    (270,496,667)     (4,648,729)     (9,554,813)     (44,439,035)    (29,975,740)
    --------------   --------------    ------------    ------------    -------------   -------------
      (315,497,016)    (496,536,105)    (10,162,341)    (23,998,063)    (127,214,829)   (110,890,341)
    --------------   --------------    ------------    ------------    -------------   -------------
        32,171,787      299,684,871      (6,476,100)    (12,156,896)     (51,760,802)     70,571,439
    --------------   --------------    ------------    ------------    -------------   -------------
        90,784,917      428,587,781      (5,726,496)    (11,944,534)     (57,692,065)     72,705,063
     1,930,991,668    1,502,403,887      19,323,258      31,267,792      324,995,114     252,290,051
    --------------   --------------    ------------    ------------    -------------   -------------
    $2,021,776,585   $1,930,991,668    $ 13,596,762    $ 19,323,258    $ 267,303,049   $ 324,995,114
    ==============   ==============    ============    ============    =============   =============
    $   36,915,546   $    9,402,286    $    472,081    $    153,264    $   5,546,557   $   1,212,644
    ==============   ==============    ============    ============    =============   =============

See the accompanying notes to the financial statements.
                                           Laudus Funds Semi-Annual Report   119

Financial Statements

Statement of Changes in Net Assets continued

                                             LAUDUS ROSENBERG               LAUDUS ROSENBERG               LAUDUS ROSENBERG
                                                U.S. LARGE                     U.S. LARGE                     U.S. LARGE
                                            CAPITALIZATION FUND        CAPITALIZATION GROWTH FUND      CAPITALIZATION VALUE FUND
                                        ---------------------------    ---------------------------    ---------------------------
                                        PERIOD ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED
                                        SEPTEMBER 30,    MARCH 31,     SEPTEMBER 30,    MARCH 31,     SEPTEMBER 30,    MARCH 31,
                                            2007            2007           2007            2007           2007            2007
                                        -------------    ----------    -------------    ----------    -------------    ----------
                                         (UNAUDITED)                    (UNAUDITED)                    (UNAUDITED)
SHARES SOLD:
  Institutional.....................      2,041,898      4,683,826         944,221      3,933,323         10,472          26,453
  Adviser...........................             --             --              --             --             --              --
  Investor..........................         52,132        196,259          64,467        114,333         13,477          56,943
                                         ----------      ----------      ---------      ----------       -------        --------
                                          2,094,030      4,880,085       1,008,688      4,047,656         23,949          83,396
                                         ----------      ----------      ---------      ----------       -------        --------
ISSUED UPON REINVESTMENT OF
  DISTRIBUTIONS:
  Institutional.....................             --        214,123              --          5,570             --          33,361
  Adviser...........................             --             --              --             --             --              --
  Investor..........................             --         26,158              --             --             --           2,311
                                         ----------      ----------      ---------      ----------       -------        --------
                                                 --        240,281              --          5,570             --          35,672
                                         ----------      ----------      ---------      ----------       -------        --------
SHARES REDEEMED:
  Institutional.....................     (2,584,247)    (2,106,330)       (852,710)    (1,005,648)       (14,662)       (147,151)
  Adviser...........................             --             --              --             --             --              --
  Investor..........................       (107,585)      (271,271)        (26,928)       (80,219)       (14,452)        (28,940)
                                         ----------      ----------      ---------      ----------       -------        --------
                                         (2,691,832)    (2,377,601)       (879,638)    (1,085,867)       (29,114)       (176,091)
                                         ----------      ----------      ---------      ----------       -------        --------
CHANGE IN SHARES:
  Institutional.....................       (542,349)     2,791,619          91,811      2,933,245         (4,190)        (87,337)
  Adviser...........................             --             --              --             --             --              --
  Investor..........................        (55,453)       (48,854)         37,539         34,114           (975)         30,314
                                         ----------      ----------      ---------      ----------       -------        --------
                                           (597,802)     2,742,765         129,350      2,967,359         (5,165)        (57,023)
                                         ==========      ==========      =========      ==========       =======        ========

(* )For the period May 31, 2006 (commencement of operations) through March 31,
    2007.

                         See the accompanying notes to the financial statements. 120 Laudus Funds Semi-Annual Report

Financial Statements--Statements of Changes in Net Assets continued

         LAUDUS ROSENBERG                LAUDUS ROSENBERG                LAUDUS ROSENBERG              LAUDUS ROSENBERG
        U.S. DISCOVERY FUND       U.S. SMALL CAPITALIZATION FUND    INTERNATIONAL EQUITY FUND    INTERNATIONAL DISCOVERY FUND
    ---------------------------   -------------------------------   --------------------------   ----------------------------
    PERIOD ENDED    YEAR ENDED     PERIOD ENDED      YEAR ENDED     PERIOD ENDED    YEAR ENDED   PERIOD ENDED    PERIOD ENDED
    SEPTEMBER 30,    MARCH 31,     SEPTEMBER 30,      MARCH 31,     SEPTEMBER 30,   MARCH 31,    SEPTEMBER 30,    MARCH 31,
        2007           2007            2007             2007            2007           2007          2007           2007*
    -------------   -----------   ---------------   -------------   -------------   ----------   -------------   ------------
     (UNAUDITED)                    (UNAUDITED)                      (UNAUDITED)                  (UNAUDITED)
      3,422,996       8,954,963       2,365,999        9,025,809      3,678,976     4,057,376      3,104,183       1,838,230
             --              --         285,851        1,173,536             --            --             --              --
      1,181,965       3,821,131       1,413,425        4,688,425        361,751     3,942,327      8,450,457       5,240,229
     ----------     -----------     -----------      -----------     ----------     ----------    ----------      ----------
      4,604,961      12,776,094       4,065,275       14,887,770      4,040,727     7,999,703     11,554,640       7,078,459
     ----------     -----------     -----------      -----------     ----------     ----------    ----------      ----------
             --         931,114              --        7,100,197             --        57,930             --          10,560
             --              --              --          364,392             --            --             --              --
             --         299,515              --        2,288,009             --       111,624             --          25,073
     ----------     -----------     -----------      -----------     ----------     ----------    ----------      ----------
             --       1,230,629              --        9,752,598             --       169,554             --          35,633
     ----------     -----------     -----------      -----------     ----------     ----------    ----------      ----------
     (3,613,732)     (8,657,298)     (9,342,878)     (25,741,760)      (609,610)     (917,509)      (273,202)       (257,166)
             --              --        (676,586)      (1,172,771)            --            --             --              --
     (1,804,252)     (7,948,553)     (3,225,216)      (7,593,651)    (3,059,753)   (1,117,813)      (934,316)       (980,212)
     ----------     -----------     -----------      -----------     ----------     ----------    ----------      ----------
     (5,417,984)    (16,605,851)    (13,244,680)     (34,508,182)    (3,669,363)   (2,035,322)    (1,207,518)     (1,237,378)
     ----------     -----------     -----------      -----------     ----------     ----------    ----------      ----------
       (190,736)      1,228,779      (6,976,879)      (9,615,754)     3,069,366     3,197,797      2,830,981       1,591,624
             --              --        (390,735)         365,157             --            --             --              --
       (622,287)     (3,827,907)     (1,811,791)        (617,217)    (2,698,002)    2,936,138      7,516,141       4,285,090
     ----------     -----------     -----------      -----------     ----------     ----------    ----------      ----------
       (813,023)     (2,599,128)     (9,179,405)      (9,867,814)       371,364     6,133,935     10,347,122       5,876,714
     ==========     ===========     ===========      ===========     ==========     ==========    ==========      ==========

See the accompanying notes to the financial statements.
                                           Laudus Funds Semi-Annual Report   121

Financial Statements

Statement of Changes in Net Assets continued

                                                                      LAUDUS ROSENBERG
                                                                    INTERNATIONAL SMALL
                                                                    CAPITALIZATION FUND
                                                                ----------------------------
                                                                PERIOD ENDED     YEAR ENDED
                                                                SEPTEMBER 30,     MARCH 31,
                                                                    2007            2007
                                                                -------------    -----------
                                                                 (UNAUDITED)
SHARES SOLD:
  Institutional.............................................      10,998,898      20,193,658
  Investor..................................................       3,688,838      10,203,670
                                                                 -----------     -----------
                                                                  14,687,736      30,397,328
                                                                 -----------     -----------
ISSUED UPON REINVESTMENT OF DISTRIBUTIONS:
  Institutional.............................................              --       3,719,996
  Investor..................................................              --       3,514,186
                                                                 -----------     -----------
                                                                          --       7,234,182
                                                                 -----------     -----------
SHARES REDEEMED:
  Institutional.............................................      (7,390,899)    (10,934,748)
  Investor..................................................      (6,226,551)    (13,086,640)
                                                                 -----------     -----------
                                                                 (13,617,450)    (24,021,388)
                                                                 -----------     -----------
CHANGE IN SHARES:
  Institutional.............................................       3,607,999      12,978,906
  Investor..................................................      (2,537,713)        631,216
                                                                 -----------     -----------
                                                                   1,070,286      13,610,122
                                                                 ===========     ===========

                         See the accompanying notes to the financial statements. 122 Laudus Funds Semi-Annual Report

Financial Statements--Statements of Changes in Net Assets continued

          LAUDUS ROSENBERG                    LAUDUS ROSENBERG
    U.S. LARGE/MID CAPITALIZATION             VALUE LONG/SHORT
       LONG/SHORT EQUITY FUND                   EQUITY FUND
    -----------------------------      ------------------------------
    PERIOD ENDED       YEAR ENDED      PERIOD ENDED       YEAR ENDED
    SEPTEMBER 30,      MARCH 31,       SEPTEMBER 30,       MARCH 31,
        2007              2007             2007              2007
    -------------      ----------      -------------      -----------
     (UNAUDITED)                        (UNAUDITED)
        74,403           358,962          5,831,466        13,615,380
       222,582           528,308          1,260,033         2,806,789
      --------         ----------       -----------       -----------
       296,985           887,270          7,091,499        16,422,169
      --------         ----------       -----------       -----------
            --            49,603                 --           497,676
            --            31,306                 --           112,676
      --------         ----------       -----------       -----------
            --            80,909                 --           610,352
      --------         ----------       -----------       -----------
      (437,336)       (1,185,354)        (7,866,438)       (7,619,121)
      (370,236)         (779,458)        (4,230,017)       (2,836,891)
      --------         ----------       -----------       -----------
      (807,572)       (1,964,812)       (12,096,455)      (10,456,012)
      --------         ----------       -----------       -----------
      (362,933)         (776,789)        (2,034,972)        6,493,935
      (147,654)         (219,844)        (2,969,984)           82,574
      --------         ----------       -----------       -----------
      (510,587)         (996,633)        (5,004,956)        6,576,509
      ========         ==========       ===========       ===========

See the accompanying notes to the financial statements.
                                           Laudus Funds Semi-Annual Report   123

Financial Statements

Financial Highlights as of 9/30/07

                                                                 INVESTMENT ACTIVITIES                LESS DIVIDENDS FROM
                                                      -------------------------------------------   ------------------------
                                          NET ASSET                    NET REALIZED      TOTAL                       NET
                                           VALUE,          NET        AND UNREALIZED      FROM         NET        REALIZED
                                          BEGINNING    INVESTMENT     GAINS (LOSSES)   INVESTMENT   INVESTMENT    GAINS ON
                                          OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS   ACTIVITIES     INCOME     INVESTMENTS
                                          ---------   -------------   --------------   ----------   ----------   -----------
INSTITUTIONAL SHARES
U.S. LARGE CAPITALIZATION FUND
For the period ended September 30,
 2007*...................................  $13.21        $ 0.05           $ 1.13         $ 1.18       $   --       $   --
For the year ended March 31, 2007........   12.35          0.10(6)          1.27           1.37        (0.09)       (0.42)
For the year ended March 31, 2006........   11.79          0.10(6)          1.62           1.72        (0.09)       (1.07)
For the year ended March 31, 2005........   10.92          0.11(6)          0.94           1.05        (0.09)       (0.09)
For the year ended March 31, 2004........    8.28          0.06(6)          2.62           2.68        (0.04)          --
June 19, 2002 to March 31, 2003 (1)......   10.00          0.05(6)         (1.73)         (1.68)       (0.04)          --
U.S. LARGE CAPITALIZATION GROWTH FUND
For the period ended September 30,
 2007*...................................    9.76            --(7)          1.17           1.17           --           --
For the year ended March 31, 2007........    9.26          0.03(6)          0.49           0.52        (0.02)          --
For the year ended March 31, 2006........    8.07          0.02(6)          1.18           1.20        (0.01)          --
For the year ended March 31, 2005........    7.84          0.04(6)          0.23           0.27        (0.04)          --
For the year ended March 31, 2004........    5.95          0.06(6)          1.89           1.95        (0.06)          --
For the year ended March 31, 2003........    7.77          0.07(6)         (1.83)         (1.76)       (0.06)          --
U.S. LARGE CAPITALIZATION VALUE FUND
For the period ended September 30,
 2007*...................................   12.74          0.08             0.70           0.78           --           --
For the year ended March 31, 2007........   11.89          0.15(6)          1.45           1.60        (0.26)       (0.49)
May 2, 2005 to March 31, 2006 (1)........   10.00          0.18(6)          1.79           1.97        (0.02)       (0.06)
U.S. DISCOVERY FUND
For the period ended September 30,
 2007*...................................   19.80          0.02             0.29           0.31           --           --
For the year ended March 31, 2007........   19.23          0.03             1.05           1.08        (0.03)       (0.48)
For the year ended March 31, 2006........   15.96          0.02             3.58           3.60           --        (0.16)
For the year ended March 31, 2005........   14.71          0.03(6)          1.44           1.47        (0.04)       (0.18)
For the year ended March 31, 2004........    9.55          0.06(6)          5.26           5.32        (0.04)       (0.12)
For the year ended March 31, 2003........   11.10          0.04(6)         (1.57)         (1.53)       (0.02)          --
U.S. SMALL CAPITALIZATION FUND
For the period ended September 30,
 2007*...................................   12.57          0.02             0.01           0.03           --           --
For the year ended March 31, 2007........   14.07          0.02             0.11           0.13           --        (1.63)
For the year ended March 31, 2006........   13.50            --(7)          2.43           2.43           --        (1.86)
For the year ended March 31, 2005........   13.82          0.03(6)          1.27           1.30        (0.03)       (1.59)
For the year ended March 31, 2004........    8.98          0.05             5.03           5.08        (0.04)       (0.20)
For the year ended March 31, 2003........   11.18          0.03(6)         (1.93)         (1.90)       (0.03)       (0.27)
INTERNATIONAL EQUITY FUND
For the period ended September 30,
 2007*...................................   13.58          0.18(6)          0.70           0.88           --           --
For the year ended March 31, 2007........   11.80          0.07             2.08           2.15        (0.12)       (0.25)
For the year ended March 31, 2006........    9.63          0.14             2.15           2.29        (0.12)          --
For the year ended March 31, 2005........    8.46          0.09(6)          1.12           1.21        (0.04)          --
For the year ended March 31, 2004........    5.56          0.08(6)          2.90           2.98        (0.08)          --
For the year ended March 31, 2003........    7.09          0.08(6)         (1.55)         (1.47)       (0.07)          --
INTERNATIONAL DISCOVERY FUND
For the period ended September 30,
 2007*...................................   12.05          0.06             1.24           1.30           --           --
May 31, 2006 to March 31, 2007 (1).......   10.00          0.09(6)          2.06           2.15        (0.08)       (0.02)
INTERNATIONAL SMALL CAPITALIZATION FUND
For the period ended September 30,
 2007*...................................   22.67          0.32             0.46           0.78           --           --
For the year ended March 31, 2007........   20.97          0.26             3.90           4.16        (0.38)       (2.08)
For the year ended March 31, 2006........   16.89          0.13             4.95           5.08        (0.08)       (0.92)
For the year ended March 31, 2005........   13.94          0.08(6)          3.53           3.61        (0.04)       (0.62)
For the year ended March 31, 2004........    7.92          0.07(6)          6.04           6.11        (0.09)          --
For the year ended March 31, 2003........    8.48          0.09(6)         (0.56)         (0.47)       (0.11)          --
U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND
For the period ended September 30,
 2007*...................................   12.14          0.21(6)          0.25           0.46           --           --
For the year ended March 31, 2007........   12.08          0.60               --(7)        0.60        (0.54)          --
For the year ended March 31, 2006........   11.44          0.25             0.58           0.83        (0.19)          --
For the year ended March 31, 2005........   10.80         (0.01)(6)         0.65           0.64           --           --
For the year ended March 31, 2004........   11.51         (0.06)(6)        (0.65)         (0.71)          --           --
For the year ended March 31, 2003........   10.22            --(6),(7)       1.31          1.31        (0.03)          --


                                           RETURN OF     TOTAL
                                            CAPITAL    DIVIDENDS
                                           ---------   ---------
INSTITUTIONAL SHARES
U.S. LARGE CAPITALIZATION FUND
For the period ended September 30,
 2007*...................................   $   --      $   --
For the year ended March 31, 2007........       --       (0.51)
For the year ended March 31, 2006........       --       (1.16)
For the year ended March 31, 2005........       --       (0.18)
For the year ended March 31, 2004........       --       (0.04)
June 19, 2002 to March 31, 2003 (1)......       --       (0.04)
U.S. LARGE CAPITALIZATION GROWTH FUND
For the period ended September 30,
 2007*...................................       --          --
For the year ended March 31, 2007........       --       (0.02)
For the year ended March 31, 2006........       --       (0.01)
For the year ended March 31, 2005........       --       (0.04)
For the year ended March 31, 2004........       --       (0.06)
For the year ended March 31, 2003........       --       (0.06)
U.S. LARGE CAPITALIZATION VALUE FUND
For the period ended September 30,
 2007*...................................       --          --
For the year ended March 31, 2007........       --       (0.75)
May 2, 2005 to March 31, 2006 (1)........       --       (0.08)
U.S. DISCOVERY FUND
For the period ended September 30,
 2007*...................................       --          --
For the year ended March 31, 2007........       --       (0.51)
For the year ended March 31, 2006........    (0.17)      (0.33)
For the year ended March 31, 2005........       --       (0.22)
For the year ended March 31, 2004........       --       (0.16)
For the year ended March 31, 2003........       --       (0.02)
U.S. SMALL CAPITALIZATION FUND
For the period ended September 30,
 2007*...................................       --          --
For the year ended March 31, 2007........       --       (1.63)
For the year ended March 31, 2006........       --       (1.86)
For the year ended March 31, 2005........       --       (1.62)
For the year ended March 31, 2004........       --       (0.24)
For the year ended March 31, 2003........       --       (0.30)
INTERNATIONAL EQUITY FUND
For the period ended September 30,
 2007*...................................       --          --
For the year ended March 31, 2007........       --       (0.37)
For the year ended March 31, 2006........       --       (0.12)
For the year ended March 31, 2005........       --       (0.04)
For the year ended March 31, 2004........       --       (0.08)
For the year ended March 31, 2003........       --       (0.07)
INTERNATIONAL DISCOVERY FUND
For the period ended September 30,
 2007*...................................       --          --
May 31, 2006 to March 31, 2007 (1).......       --       (0.10)
INTERNATIONAL SMALL CAPITALIZATION FUND
For the period ended September 30,
 2007*...................................       --          --
For the year ended March 31, 2007........       --       (2.46)
For the year ended March 31, 2006........       --       (1.00)
For the year ended March 31, 2005........       --       (0.66)
For the year ended March 31, 2004........       --       (0.09)
For the year ended March 31, 2003........       --       (0.11)
U.S. LARGE/MID CAPITALIZATION LONG/SHORT
For the period ended September 30,
 2007*...................................       --          --
For the year ended March 31, 2007........       --       (0.54)
For the year ended March 31, 2006........       --       (0.19)
For the year ended March 31, 2005........       --          --
For the year ended March 31, 2004........       --          --
For the year ended March 31, 2003........       --       (0.03)

 *  Unaudited.
(1) From the commencement of operations.
(2) Not annualized for periods less than one year.
(3) Annualized for periods less than one year.
(4) Includes interest expense and dividend expense on securities sold short.
(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6) Calculated based on the average shares outstanding during the period.
(7) Amount less than $0.005.
(8) Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.
(9) The ratio of net operating expenses for Laudus U.S. Large Capitalization Fund, Laudus U.S. Large Capitalization Growth Fund, Laudus U.S. Large Capitalization Value Fund and Laudus International Equity Fund would have been 0.99%, 0.99%, 0.99% and 1.34%, respectively, if overdraft expenses had not been included.

                         See the accompanying notes to the financial statements. 124 Laudus Funds Semi-Annual Report

Financial Statements--Financial Highlights continued

                                                                     RATIOS/SUPPLEMENTAL DATA
                                         --------------------------------------------------------------------------------
                 NET ASSET               NET ASSETS,    NET INVESTMENT
                  VALUE,                   END OF      INCOME/(LOSS) NET         EXPENSES                 EXPENSES
    REDEMPTION    END OF       TOTAL       PERIOD         OF WAIVERS/         BEFORE WAIVERS/         NET OF WAIVERS/
       FEES       PERIOD     RETURN(2)     (000'S)     REIMBURSEMENTS(3)   REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3),(4)
    ----------   ---------   ---------   -----------   -----------------   ---------------------   ----------------------
      $  --(7)    $14.39        8.93%    $   95,625           0.68%                1.02%                    1.02%
         --(7)     13.21       11.10         94,921           0.81                 1.01                     1.00
         --        12.35       14.90         54,296           0.80                 1.14                     1.01
         --        11.79        9.66         44,559           0.96                 1.23                     0.99
         --(7)     10.92       32.33         44,301           0.62                 1.47                     1.00
         --         8.28      (16.78)        14,479           0.80                 2.73                     0.99
         --        10.93       11.99         85,494           0.06                 1.00                     1.00
         --(7)      9.76        5.62         75,481           0.30                 1.05                     0.99
         --         9.26       14.85         44,426           0.27                 1.34                     0.99
         --(7)      8.07        3.42          5,056           0.53                 2.34                     0.99
         --(7)      7.84       32.84          5,006           0.80                 2.59                     0.80
         --         5.95      (22.68)         3,418           1.03                 4.55                     0.75
         --(7)     13.52        6.12          6,369           1.25                 2.73                     1.03
         --(7)     12.74       13.55          6,058           1.22                 2.37                     0.99
         --        11.89       19.83          6,694           1.82                 2.41                     0.49
         --(7)     20.11        1.57        725,300           0.20                 0.97                     0.97
         --(7)     19.80        5.71        718,185           0.17                 0.97                     0.97
         --        19.23       22.80        673,599           0.15                 1.09                     1.09
         --(7)     15.96        9.98        256,444           0.23                 1.20                     1.14
         --(7)     14.71       55.90         98,077           0.49                 1.46                     1.14
         --         9.55      (13.83)        18,589           0.38                 3.71                     1.15
         --(7)     12.60        0.24        613,939           0.19                 0.97                     0.97
         --(7)     12.57        1.11        699,921           0.10                 0.95                     0.95
         --        14.07       19.46        918,813           0.02                 1.04                     1.04
         --(7)     13.50        9.36        948,225           0.20                 1.09                     1.09
         --(7)     13.82       56.83        954,275           0.45                 1.13                     1.13
         --         8.98      (17.10)       487,020           0.33                 1.29                     1.15
         --(7)     14.46        6.48        117,172           2.52                 1.35                     1.35
         --(7)     13.58       18.37         68,398           1.09                 1.34                     1.34
         --        11.80       23.86         21,688           1.34                 1.96                     1.34
         --(7)      9.63       14.36         16,094           0.96                 2.69                     1.34
       0.01         8.46       53.81          9,914           1.12                 4.32                     1.35
       0.01         5.56      (20.66)         6,368           1.24                 5.30                     1.35
         --(7)     13.35       10.79         59,022           2.46                 1.38                     1.35
         --(7)     12.05       21.90         19,173           1.06                 1.64                     1.34
         --(7)     23.45        3.44      1,169,501           2.75                 1.06                     1.06
         --(7)     22.67       20.82      1,049,829           1.21                 1.10                     1.10
         --        20.97       30.90        698,064           0.85                 1.25                     1.25
         --(7)     16.89       26.52        270,646           0.50                 1.55                     1.49
         --(7)     13.94       77.37         70,382           0.65                 1.94                     1.47
       0.02         7.92       (5.36)        20,562           1.09                 2.60                     1.50
         --        12.60        3.79          5,986           3.39                 3.40                     2.86
         --(7)     12.14        4.98         10,176           3.68                 3.07                     2.67
         --        12.08        7.29         19,512           2.50                 3.01                     2.71
         --(7)     11.44        5.93         12,312          (0.13)                3.23                     2.94
         --(7)     10.80       (6.17)        20,404          (0.57)                3.22                     2.82
       0.01        11.51       12.90         26,736           0.01                 3.59                     2.67

          RATIOS/SUPPLEMENTAL DATA
     ----------------------------------

            EXPENSES          PORTFOLIO
        NET OF WAIVERS/       TURNOVER
     REIMBURSEMENTS(3),(8)     RATE(5)
     ----------------------   ---------
              1.02%(9)          89.62%
              1.00(9)          144.21
              0.99             144.32
              0.99             127.89
              1.00             141.50
              0.99             100.79
              1.00(9)           41.37
              0.99              70.73
              0.99              78.70
              0.99              77.81
              0.80             177.43
              0.75              68.73
              1.03(9)           33.58
              0.99             107.77
              0.49              81.30
              0.97              37.59
              0.97              85.69
              1.09              88.63
              1.14              62.60
              1.14              93.08
              1.15              98.65
              0.97              35.00
              0.95              76.00
              1.04              69.26
              1.09              68.09
              1.13              75.65
              1.15              70.83
              1.35(9)           31.54
              1.34              64.19
              1.34              59.40
              1.34              52.06
              1.35             107.02
              1.35             138.85
              1.35              51.84
              1.34             105.81
              1.06              58.68
              1.10              91.82
              1.25             101.86
              1.49              59.70
              1.47             102.50
              1.50             129.34
              1.24             147.15
              1.24             168.86
              1.24             212.62
              1.24             180.14
              1.25             189.35
              1.25             185.66

See the accompanying notes to the financial statements.
                                           Laudus Funds Semi-Annual Report   125

Financial Statements

Financial Highlights as of 9/30/07

                                                                  INVESTMENT ACTIVITIES                  LESS DIVIDENDS FROM
                                                       -------------------------------------------   ---------------------------
                                           NET ASSET                    NET REALIZED      TOTAL                        NET
                                            VALUE,          NET        AND UNREALIZED      FROM         NET          REALIZED
                                           BEGINNING    INVESTMENT     GAINS (LOSSES)   INVESTMENT   INVESTMENT      GAINS ON
                                           OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS   ACTIVITIES     INCOME      INVESTMENTS
                                           ---------   -------------   --------------   ----------   ----------   --------------
VALUE LONG/SHORT EQUITY FUND
For the period ended September 30,
 2007*....................................  $10.75        $ 0.15(6)        $(0.32)        $(0.17)      $   --         $   --
For the year ended March 31, 2007.........   10.66          0.24             0.09           0.33        (0.24)            --
For the year ended March 31, 2006.........   10.51          0.16(6)          0.09           0.25        (0.10)            --
For the year ended March 31, 2005.........    9.87         (0.03)(6)         0.67           0.64           --             --
For the year ended March 31, 2004.........   10.48         (0.05)(6)        (0.56)         (0.61)          --             --
For the year ended March 31, 2003.........    8.96         (0.02)(6)         1.54           1.52           --             --
ADVISER SHARES
U.S. SMALL CAPITALIZATION FUND
For the period ended September 30,
 2007*....................................   12.35         (0.01)            0.02           0.01           --             --
For the year ended March 31, 2007.........   13.88         (0.02)            0.12           0.10           --          (1.63)
For the year ended March 31, 2006.........   13.38         (0.02)            2.38           2.36           --          (1.86)
For the year ended March 31, 2005.........   13.71            --(6),(7)      1.26           1.26           --          (1.59)
For the year ended March 31, 2004.........    8.91          0.02             5.00           5.02        (0.02)         (0.20)
For the year ended March 31, 2003.........   11.12          0.01(6)         (1.93)         (1.92)       (0.02)         (0.27)
INVESTOR SHARES
U.S. LARGE CAPITALIZATION FUND
For the period ended September 30,
 2007*....................................   13.21          0.03             1.14           1.17           --             --
For the year ended March 31, 2007.........   12.36          0.07(6)          1.25           1.32        (0.05)         (0.42)
For the year ended March 31, 2006.........   11.81          0.06(6)          1.63           1.69        (0.07)         (1.07)
For the year ended March 31, 2005.........   10.96          0.08(6)          0.93           1.01        (0.07)         (0.09)
For the year ended March 31, 2004.........    8.31          0.02(6)          2.63           2.65           --             --
July 31, 2002 to March 31, 2003 (1).......    8.88          0.05(6)         (0.62)         (0.57)          --             --
U.S. LARGE CAPITALIZATION GROWTH FUND
For the period ended September 30,
 2007*....................................    9.83         (0.01)            1.17           1.16           --             --
For the year ended March 31, 2007.........    9.33            --(6),(7)      0.50           0.50           --             --
For the year ended March 31, 2006.........    8.15         (0.01)(6)         1.19           1.18           --             --
For the year ended March 31, 2005.........    7.92          0.02(6)          0.23           0.25        (0.02)            --
August 15, 2003 to March 31, 2004 (1).....    6.95          0.09(6)          0.92           1.01        (0.04)            --
U.S. LARGE CAPITALIZATION VALUE FUND
For the period ended September 30,
 2007*....................................   12.70          0.06             0.69           0.75           --             --
For the year ended March 31, 2007.........   11.87          0.11(6)          1.45           1.56        (0.24)         (0.49)
May 2, 2005 to March 31, 2006 (1).........   10.00          0.13(6)          1.80           1.93           --          (0.06)
U.S. DISCOVERY FUND
For the period ended September 30,
 2007*....................................   19.59         (0.03)            0.28           0.25           --             --
For the year ended March 31, 2007.........   19.07         (0.06)            1.06           1.00           --           0.48
For the year ended March 31, 2006.........   15.88         (0.03)            3.55           3.52           --          (0.16)
For the year ended March 31, 2005.........   14.66         (0.05)(6)         1.47           1.42        (0.02)         (0.18)
For the year ended March 31, 2004.........    9.53          0.01(6)          5.24           5.25           --          (0.12)
For the year ended March 31, 2003.........   11.08          0.02(6)         (1.57)         (1.55)          --             --
U.S. SMALL CAPITALIZATION FUND
For the period ended September 30,
 2007*....................................   12.22         (0.02)            0.04           0.02           --             --
For the year ended March 31, 2007.........   13.77         (0.03)            0.11           0.08           --          (1.63)
For the year ended March 31, 2006.........   13.30         (0.04)            2.37           2.33           --          (1.86)
For the year ended March 31, 2005.........   13.65         (0.02)(6)         1.26           1.24           --          (1.59)
For the year ended March 31, 2004.........    8.88          0.01             4.98           4.99        (0.02)         (0.20)
For the year ended March 31, 2003.........   11.08            --(6),(7)     (1.92)         (1.92)       (0.01)         (0.27)
INTERNATIONAL EQUITY FUND
For the period ended September 30,
 2007*....................................   13.54          0.19(6)          0.66           0.85           --             --
For the year ended March 31, 2007.........   11.77          0.14             1.97           2.11        (0.09)         (0.25)
For the year ended March 31, 2006.........    9.61          0.10             2.14           2.24        (0.08)            --
For the year ended March 31, 2005.........    8.47          0.06(6)          1.11           1.17        (0.03)            --
For the year ended March 31, 2004.........    5.57          0.03(6)          2.93           2.96        (0.08)            --
For the year ended March 31, 2003.........    7.05          0.07(6)         (1.54)         (1.47)       (0.02)            --


                                            RETURN OF     TOTAL
                                             CAPITAL    DIVIDENDS
                                            ---------   ---------
VALUE LONG/SHORT EQUITY FUND
For the period ended September 30,
 2007*....................................   $   --      $   --
For the year ended March 31, 2007.........       --       (0.24)
For the year ended March 31, 2006.........       --       (0.10)
For the year ended March 31, 2005.........       --          --
For the year ended March 31, 2004.........       --          --
For the year ended March 31, 2003.........       --          --
ADVISER SHARES
U.S. SMALL CAPITALIZATION FUND
For the period ended September 30,
 2007*....................................       --          --
For the year ended March 31, 2007.........       --       (1.63)
For the year ended March 31, 2006.........       --       (1.86)
For the year ended March 31, 2005.........       --       (1.59)
For the year ended March 31, 2004.........       --       (0.22)
For the year ended March 31, 2003.........       --       (0.29)
INVESTOR SHARES
U.S. LARGE CAPITALIZATION FUND
For the period ended September 30,
 2007*....................................       --          --
For the year ended March 31, 2007.........       --       (0.47)
For the year ended March 31, 2006.........       --       (1.14)
For the year ended March 31, 2005.........       --       (0.16)
For the year ended March 31, 2004.........       --          --
July 31, 2002 to March 31, 2003 (1).......       --          --
U.S. LARGE CAPITALIZATION GROWTH FUND
For the period ended September 30,
 2007*....................................       --          --
For the year ended March 31, 2007.........       --          --
For the year ended March 31, 2006.........       --          --
For the year ended March 31, 2005.........       --       (0.02)
August 15, 2003 to March 31, 2004 (1).....       --       (0.04)
U.S. LARGE CAPITALIZATION VALUE FUND
For the period ended September 30,
 2007*....................................       --          --
For the year ended March 31, 2007.........       --       (0.73)
May 2, 2005 to March 31, 2006 (1).........       --       (0.06)
U.S. DISCOVERY FUND
For the period ended September 30,
 2007*....................................       --          --
For the year ended March 31, 2007.........       --        0.48
For the year ended March 31, 2006.........    (0.17)      (0.33)
For the year ended March 31, 2005.........       --       (0.20)
For the year ended March 31, 2004.........       --       (0.12)
For the year ended March 31, 2003.........       --          --
U.S. SMALL CAPITALIZATION FUND
For the period ended September 30,
 2007*....................................       --          --
For the year ended March 31, 2007.........       --       (1.63)
For the year ended March 31, 2006.........       --       (1.86)
For the year ended March 31, 2005.........       --       (1.59)
For the year ended March 31, 2004.........       --       (0.22)
For the year ended March 31, 2003.........       --       (0.28)
INTERNATIONAL EQUITY FUND
For the period ended September 30,
 2007*....................................       --          --
For the year ended March 31, 2007.........       --       (0.34)
For the year ended March 31, 2006.........       --       (0.08)
For the year ended March 31, 2005.........       --       (0.03)
For the year ended March 31, 2004.........       --       (0.08)
For the year ended March 31, 2003.........       --       (0.02)

  *  Unaudited.
 (1) From the commencement of operations.
 (2) Not annualized for periods less than one year.
 (3) Annualized for periods less than one year.
 (4) Includes interest expense and dividend expense on securities sold short.
 (5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (6) Calculated based on the average shares outstanding during the period.
 (7) Amount less than $0.005.
 (8) Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.
 (9) The ratio of net operating expenses for Laudus U.S. Large Capitalization Fund, Laudus U.S. Large Capitalization Growth Fund, Laudus U.S. Large Capitalization Value Fund, and Laudus International Equity Fund would have been 1.29%, 1.29%, 1.29% and 1.64%, respectively, if overdraft expenses had not been included.

                         See the accompanying notes to the financial statements. 126 Laudus Funds Semi-Annual Report

Financial Statements--Financial Highlights continued

                                                                    RATIOS/SUPPLEMENTAL DATA
                                         -------------------------------------------------------------------------------
                 NET ASSET               NET ASSETS,    NET INVESTMENT
                  VALUE,                   END OF      INCOME/(LOSS) NET         EXPENSES                EXPENSES
    REDEMPTION    END OF       TOTAL       PERIOD         OF WAIVERS/         BEFORE WAIVERS/         NET OF WAIVERS/
       FEES       PERIOD     RETURN(2)     (000'S)     REIMBURSEMENTS(3)   REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3),(4)
    ----------   ---------   ---------   -----------   -----------------   ---------------------   ---------------------
       $ --(7)    $10.58       (1.58)%    $235,032            2.83%                2.79%                   2.79%
         --(7)     10.75        3.19       260,596            2.70                 2.99                    2.99
         --        10.66        2.41       189,254            1.51                 2.89                    2.89
         --(7)     10.51        6.48       102,974           (0.28)                3.04                    2.98
         --(7)      9.87       (5.82)       95,541           (0.46)                2.88                    2.77
         --        10.48       16.96        92,356           (0.15)                2.72                    2.42
         --(7)     12.36        0.08        44,167           (0.06)                1.22                    1.22
         --(7)     12.35        0.90        48,923           (0.14)                1.20                    1.20
         --        13.88       19.09        49,952           (0.24)                1.32                    1.32
         --(7)     13.38        9.12        41,104           (0.01)                1.31                    1.31
         --(7)     13.71       56.53        44,059            0.19                 1.40                    1.40
         --         8.91      (17.35)       25,973            0.07                 1.54                    1.40
         --(7)     14.38        8.86        10,162            0.35                 1.32                    1.32
         --(7)     13.21       10.69        10,074            0.52                 1.38                    1.30
         --        12.36       14.57        10,026            0.50                 1.52                    1.34
         --        11.81        9.22         2,786            0.69                 1.58                    1.35
         --(7)     10.96       31.89           590            0.24                 1.51                    1.25
         --         8.31       (6.42)          666            0.87                 3.05                    1.25
         --        10.99       11.80         2,918           (0.24)                1.30                    1.30
         --(7)      9.83        5.36         2,242           (0.01)                1.43                    1.29
         --         9.33       14.48         1,810           (0.12)                1.91                    1.33
         --(7)      8.15        3.14         1,894            0.21                 2.68                    1.32
         --(7)      7.92       14.50         1,479            1.12                 2.72                    1.11
       0.01        13.46        5.98           560            0.95                 3.13                    1.33
         --        12.70       13.22           540            0.90                 2.75                    1.29
         --        11.87       19.33           145            1.31                 2.78                    0.96
         --(7)     19.84        1.28       207,567           (0.20)                1.36                    1.36
         --(7)     19.59        5.34       217,045           (0.21)                1.35                    1.34
         --        19.07       22.40       284,285           (0.20)                1.43                    1.43
         --(7)     15.88        9.70        58,284           (0.30)                1.55                    1.49
         --(7)     14.66       55.22         2,581            0.04                 1.63                    1.40
         --         9.53      (13.99)          104            0.20                 6.18                    1.40
         --(7)     12.24        0.16       247,292           (0.16)                1.32                    1.32
         --(7)     12.22        0.75       269,185           (0.25)                1.30                    1.30
         --        13.77       18.98       311,822           (0.33)                1.39                    1.39
         --(7)     13.30        9.00       297,927           (0.15)                1.43                    1.43
         --(7)     13.65       56.40       272,481            0.11                 1.47                    1.47
         --         8.88      (17.42)      136,293           (0.02)                1.63                    1.49
         --(7)     14.39        6.28        26,435            2.74                 1.65                    1.65
         --(7)     13.54       18.08        61,411            1.17                 1.71                    1.64
         --        11.77       23.41        18,824            1.02                 2.33                    1.72
         --(7)      9.61       13.79        12,491            0.65                 2.96                    1.72
       0.02         8.47       53.61         2,881            0.45                 4.46                    1.59
       0.01         5.57      (20.73)           17            1.06                 5.27                    1.60

         RATIOS/SUPPLEMENTAL DATA
     ---------------------------------

           EXPENSES          PORTFOLIO
        NET OF WAIVERS/      TURNOVER
     REIMBURSEMENTS(3),(8)    RATE(5)
     ---------------------   ---------
             1.62%             85.96%
             1.66             139.74
             1.74             121.80
             1.74             111.19
             1.75              76.36
             1.74             209.95
             1.22              35.00
             1.20              76.00
             1.32              69.26
             1.31              68.09
             1.40              75.65
             1.40              70.83
             1.32(9)           89.62
             1.30(9)          144.21
             1.33             144.32
             1.35             127.89
             1.25             141.50
             1.25             100.79
             1.30(9)           41.37
             1.29              70.73
             1.33              78.70
             1.32              77.81
             1.39             177.43
             1.33(9)           33.58
             1.29             107.77
             0.96              81.30
             1.36              37.59
             1.34              85.69
             1.43              88.63
             1.49              62.60
             1.40              93.08
             1.40              98.65
             1.32              35.00
             1.30              76.00
             1.39              69.26
             1.43              68.09
             1.47              75.65
             1.49              70.83
             1.65(9)           31.54
             1.64              64.19
             1.72              59.40
             1.72              52.06
             1.59             107.02
             1.60             138.85

See the accompanying notes to the financial statements.
                                           Laudus Funds Semi-Annual Report   127

Financial Statements

Financial Highlights as of 9/30/07

                                                                  INVESTMENT ACTIVITIES                  LESS DIVIDENDS FROM
                                                       -------------------------------------------   ---------------------------
                                           NET ASSET                    NET REALIZED      TOTAL                        NET
                                            VALUE,          NET        AND UNREALIZED      FROM         NET          REALIZED
                                           BEGINNING    INVESTMENT     GAINS (LOSSES)   INVESTMENT   INVESTMENT      GAINS ON
                                           OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS   ACTIVITIES     INCOME      INVESTMENTS
                                           ---------   -------------   --------------   ----------   ----------   --------------
INTERNATIONAL DISCOVERY FUND
For the period ended September 30,
 2007*....................................  $12.04        $ 0.05           $ 1.21         $ 1.26       $   --         $   --
May 31, 2006 to March 31, 2007 (1)........   10.00          0.06(6)          2.06           2.12        (0.06)         (0.02)
INTERNATIONAL SMALL CAPITALIZATION FUND
For the period ended September 30,
 2007*....................................   22.38          0.31             0.42           0.73           --             --
For the year ended March 31, 2007.........   20.74          0.20             3.82           4.02        (0.30)         (2.08)
For the year ended March 31, 2006.........   16.73          0.08             4.89           4.97        (0.04)         (0.92)
For the year ended March 31, 2005.........   13.83          0.03(6)          3.51           3.54        (0.02)         (0.62)
For the year ended March 31, 2004.........    7.87          0.03(6)          6.01           6.04        (0.08)            --
For the year ended March 31, 2003.........    8.43          0.08(6)         (0.57)         (0.49)       (0.09)            --
U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND
For the period ended September 30,
 2007*....................................   12.19          0.19(6)          0.25           0.44           --             --
For the year ended March 31, 2007.........   12.12          0.50             0.05           0.55        (0.49)            --
For the year ended March 31, 2006.........   11.46          0.22             0.59           0.81        (0.15)            --
For the year ended March 31, 2005.........   10.86         (0.04)(6)         0.64           0.60           --             --
For the year ended March 31, 2004.........   11.61         (0.10)(6)        (0.65)         (0.75)          --             --
For the year ended March 31, 2003.........   10.34         (0.05)(6)         1.33           1.28        (0.02)            --
VALUE LONG/SHORT EQUITY FUND
For the period ended September 30,
 2007*....................................   10.63          0.13(6)         (0.32)         (0.19)          --             --
For the year ended March 31, 2007.........   10.55          0.26             0.03           0.29        (0.21)            --
For the year ended March 31, 2006.........   10.41          0.12(6)          0.10           0.22        (0.08)            --
For the year ended March 31, 2005.........    9.81         (0.06)(6)         0.66           0.60           --             --
For the year ended March 31, 2004.........   10.43         (0.09)(6)        (0.53)         (0.62)          --             --
For the year ended March 31, 2003.........    8.95         (0.05)(6)         1.53           1.48           --             --


                                            RETURN OF     TOTAL
                                             CAPITAL    DIVIDENDS
                                            ---------   ---------
INTERNATIONAL DISCOVERY FUND
For the period ended September 30,
 2007*....................................   $   --      $   --
May 31, 2006 to March 31, 2007 (1)........       --       (0.08)
INTERNATIONAL SMALL CAPITALIZATION FUND
For the period ended September 30,
 2007*....................................       --          --
For the year ended March 31, 2007.........       --       (2.38)
For the year ended March 31, 2006.........       --       (0.96)
For the year ended March 31, 2005.........       --       (0.64)
For the year ended March 31, 2004.........       --       (0.08)
For the year ended March 31, 2003.........       --       (0.09)
U.S. LARGE/MID CAPITALIZATION LONG/SHORT E
For the period ended September 30,
 2007*....................................       --          --
For the year ended March 31, 2007.........       --       (0.49)
For the year ended March 31, 2006.........       --       (0.15)
For the year ended March 31, 2005.........       --          --
For the year ended March 31, 2004.........       --          --
For the year ended March 31, 2003.........       --       (0.02)
VALUE LONG/SHORT EQUITY FUND
For the period ended September 30,
 2007*....................................       --          --
For the year ended March 31, 2007.........       --       (0.21)
For the year ended March 31, 2006.........       --       (0.08)
For the year ended March 31, 2005.........       --          --
For the year ended March 31, 2004.........       --          --
For the year ended March 31, 2003.........       --          --

  *  Unaudited.
 (1) From the commencement of operations.
 (2) Not annualized for periods less than one year.
 (3) Annualized for periods less than one year.
 (4) Includes interest expense and dividend expense on securities sold short.
 (5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (6) Calculated based on the average shares outstanding during the period.
 (7) Amount less than $0.005.
 (8) Exclusive of nonrecurring account fees, extraordinary expenses, interest expense, and dividends on securities sold short.

                         See the accompanying notes to the financial statements. 128 Laudus Funds Semi-Annual Report

Financial Statements--Financial Highlights continued

                                                                    RATIOS/SUPPLEMENTAL DATA
                                         -------------------------------------------------------------------------------
                 NET ASSET               NET ASSETS,    NET INVESTMENT
                  VALUE,                   END OF      INCOME/(LOSS) NET         EXPENSES                EXPENSES
    REDEMPTION    END OF       TOTAL       PERIOD         OF WAIVERS/         BEFORE WAIVERS/         NET OF WAIVERS/
       FEES       PERIOD     RETURN(2)     (000'S)     REIMBURSEMENTS(3)   REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3),(4)
    ----------   ---------   ---------   -----------   -----------------   ---------------------   ---------------------
      $0.01       $13.31       10.55%     $157,049            2.38%                1.73%                   1.65%
         --(7)     12.04       21.62        51,572            0.75                 2.03                    1.64
         --(7)     23.11        3.26       852,275            2.40                 1.42                    1.42
         --(7)     22.38       20.35       882,163            0.87                 1.47                    1.47
         --        20.74       30.48       804,340            0.42                 1.60                    1.60
         --(7)     16.73       26.16       355,766            0.20                 1.88                    1.83
         --(7)     13.83       76.91        82,780            0.28                 2.18                    1.75
       0.02         7.87       (5.53)       16,834            0.99                 2.93                    1.78
         --        12.63        3.61         7,611            3.05                 3.84                    3.22
       0.01        12.19        4.68         9,148            3.40                 3.46                    2.98
         --        12.12        7.09        11,755            2.14                 3.31                    3.02
         --(7)     11.46        5.52        12,824           (0.33)                3.55                    3.26
         --(7)     10.86       (6.46)        8,693           (0.93)                3.51                    3.12
       0.01        11.61       12.49        16,251           (0.45)                3.91                    3.07
         --(7)     10.44       (1.79)       32,271            2.48                 3.12                    3.12
         --(7)     10.63        2.81        64,400            2.41                 3.28                    3.28
         --        10.55        2.08        63,036            1.17                 3.22                    3.22
         --(7)     10.41        6.12        34,930           (0.55)                3.37                    3.30
         --(7)      9.81       (5.94)       34,081           (0.90)                3.18                    3.06
         --        10.43       16.54        38,473           (0.43)                2.97                    2.69

         RATIOS/SUPPLEMENTAL DATA
     ---------------------------------

           EXPENSES          PORTFOLIO
        NET OF WAIVERS/      TURNOVER
     REIMBURSEMENTS(3),(8)    RATE(5)
     ---------------------   ---------
             1.65%             51.84%
             1.64             105.81
             1.42              58.68
             1.47              91.82
             1.60             101.86
             1.83              59.70
             1.75             102.50
             1.78             129.34
             1.54             147.15
             1.54             168.86
             1.59             212.62
             1.61             180.14
             1.55             189.35
             1.54             185.66
             1.98              85.96
             1.99             139.74
             2.06             121.80
             2.06             111.19
             2.05              76.36
             2.02             209.95

See the accompanying notes to the financial statements.
                                           Laudus Funds Semi-Annual Report   129

Financial Statements

Notes to Financial Statements as of 9/30/07 (Unaudited)

1. ORGANIZATION.

Laudus Trust, (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts on April 1, 1988. The Trust is an open-end diversified management investment company consisting of thirteen portfolios, ten of which were operational as of September 30, 2007 (individually each operational portfolio, a "Fund" and collectively the "Funds");

Laudus Rosenberg U.S. Large Capitalization Fund,
Laudus Rosenberg U.S. Large Capitalization Growth
  Fund,
Laudus Rosenberg U.S. Large Capitalization Value
  Fund,
Laudus Rosenberg U.S. Discovery Fund,
Laudus Rosenberg U.S. Small Capitalization Fund,
Laudus Rosenberg International Equity Fund,
Laudus Rosenberg International Discovery Fund,
Laudus Rosenberg International Small Capitalization
  Fund,
Laudus Rosenberg U.S. Large/Mid Capitalization Long/
  Short Equity Fund,
Laudus Rosenberg Value Long/Short Equity Fund
Laudus Rosenberg U.S. Long/Short Equity Fund
  (not operational, as of September 30, 2007)
Laudus Mondrian Emerging Markets Fund
  (not operational, as of September 30, 2007)
Laudus Mondrian International Fixed Income Fund
  (not operational, as of September 30, 2007)

As of October 15, 2004 and May 1, 2006 the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus Rosenberg U.S. Discovery Fund, respectively, were closed to new investors. As of May 31, 2007, the Laudus Rosenberg International Small Capitalization Fund closed to all investors, except the Fund will continue to offer shares to certain qualified retirement plans and through reinvestment of dividends and capital gains. As of August 27, 2007, the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund closed to new investors. Effective on September 24, 2007, the Laudus Rosenberg Global Long/Short Equity Fund ceased operation and its assets were liquidated.

Each Fund is authorized to issue an unlimited number of Institutional Shares and Investor Shares of no par value, and the Laudus Rosenberg U.S. Small Capitalization Fund is also authorized to issue an unlimited number of Adviser Shares of no par value. Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bear different distribution and sub-transfer agent expenses, and has separate voting rights on matters pertaining solely to that class of shares.

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES.

The accounting policies adopted by the Funds are in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION

Each Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the Funds' Board of Trustees when approved pricing services do not

 130  Laudus Funds Semi-Annual Report

Financial Statements--Notes to Financial Statements continued

provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the New York Stock Exchange that materially affect the furnished price.

Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

Other investment companies are valued at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940 for a given day.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME

Changes in holdings of portfolio securities are reflected no later than on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividend income, less foreign taxes withheld, (if any) and dividend expenses on securities sold short are recorded on the ex-dividend date. Interest income is recorded as earned.

FOREIGN CURRENCY TRANSACTIONS

The accounting records of the Funds are maintained in U.S. dollars. All monetary items denominated in foreign currencies are translated to U.S. dollars based upon the prevailing exchange rate at the close of each business day. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on investments in securities are not segregated in the financial statements from the effects of changes in market prices of those securities, but are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

FORWARD FOREIGN CURRENCY CONTRACTS

Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contractual settlement date. Gains or losses from the purchase or sale of forward foreign currency contracts are recorded as realized on the settlement date.

FOREIGN SECURITIES

The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund, and Laudus Rosenberg International Small Capitalization Fund pursue their respective objectives by investing in foreign securities. Investments in securities of foreign issuers involve certain risks that are less significant for investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including currency blockage). The Funds may be unable to obtain and enforce judgments against foreign entities, and issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. Also, the securities of some foreign companies may be less liquid and at times more volatile than securities of comparable U.S. companies.

REAL ESTATE INVESTMENT TRUSTS

Several Funds may own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that the security will be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The Funds' repurchase agreements are currently fully collateralized by U.S. government securities or by U.S. government agency securities. All collateral is held by the Funds' Custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

                                           Laudus Funds Semi-Annual Report   131

Financial Statements--Notes to Financial Statements continued

SHORT SALES

The Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund and Laudus Rosenberg Value Long/Short Equity Fund are authorized to engage in short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed the market value of securities sold short recorded in the Statement of Assets and Liabilities. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account at the Custodian Bank with cash, U.S. Government Securities and/or securities held long by the portfolio to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Broker and Custodian Bank as shown in the Statement of Assets and Liabilities and the securities held long as shown in the statement of Portfolio Holdings. Interest accrued or dividends paid on securities sold short are recorded as an expense on the Fund's records.

SECURITIES LENDING

Under the Securities Lending Program, securities held by the Laudus Rosenberg U.S. Large Capitalization Growth Fund, the Laudus Rosenberg U.S. Discovery Fund, the Laudus Rosenberg U.S. Small Capitalization Fund and the Laudus Rosenberg International Small Capitalization Fund are loaned by State Street Corporation, as agent, to certain brokers (the "Borrowers"). The Borrowers provide cash or U.S. Government securities as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities.

The cash collateral of securities loaned is invested in high quality, short-term investments such as money market funds and U.S. government securities. The investments of collateral are marked-to-market daily and the value of the collateral must be at least 100% of the market value of the loan securities each day.

At September 30, 2007, the following Funds had collateral and loans outstanding of:

                                                   Value of
                                    Value of        Loaned
                                   Collateral     Securities
-------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund....  $  7,603,403   $  7,437,441
Laudus Rosenberg U.S. Discovery
  Fund..........................    80,320,459     78,350,444
Laudus Rosenberg U.S. Small
  Capitalization Fund...........    75,657,758     73,710,651
Laudus Rosenberg International
  Small Capitalization Fund.....   181,048,651    172,032,288

EXPENSE, INVESTMENT INCOME AND GAIN/LOSS ALLOCATION

Expenses directly attributable to a Fund are charged to that Fund; expenses not directly attributable to a Fund are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. Expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets or another reasonable basis. The investment income and expenses of the Fund (other than class specific expenses charged to a class) and realized and unrealized gains and losses are allocated to each class of shares based upon relative net assets on the date income is earned, or expenses and realized/ unrealized gains and losses are incurred.

DISTRIBUTIONS

Distributions to shareholders are recorded on the ex-dividend date. Distributions are made annually on a tax basis, which may differ from distribution amounts determined under accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, REITs, and wash sales for book and tax purposes.

FEDERAL INCOME TAXES

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investments companies, and to distribute substantially all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provisions are made for federal income taxes.

 132  Laudus Funds Semi-Annual Report

Financial Statements--Notes to Financial Statements continued

CUSTODY CREDIT

Each fund has an arrangement with its custodian bank under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts are disclosed in the Statement of Operations as a reduction to the Funds' operating expenses.

NEW ACCOUNTING STANDARDS

Financial Accounting Standards Board Interpretation (FIN) No. 48 -- Accounting for Uncertainty in Income Taxes -- an Interpretation of SFAS No. 109, was issued in July 2006 and is effective for fiscal years beginning after December 15, 2006. This Interpretation provides new requirements for the recognition, measurement, and disclosure in the financial statements of a tax position taken or expected to be taken in a tax return when there is uncertainty about whether that tax position will ultimately be sustained. As of September 30, 2007, management has reviewed the tax positions for open tax years (March 31, 2004 through March 31, 2007), evaluated the implications of FIN 48 and determined that there is no impact to the Funds' financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund's financial statement disclosures.

3. MANAGEMENT, ADMINISTRATION, FUND ACCOUNTING, DISTRIBUTION AND SHAREHOLDER SERVICE AGREEMENTS.

The Trust's Board of Trustees oversees the general conduct of the Trust and the Funds.

Charles Schwab Investment Management, Inc. ("CSIM" or the "Manager") is the investment adviser of the Funds and manages the Funds' business, subject to the supervision of the Board of Trustees. AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), the Funds' sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.

The Funds pay CSIM an advisory fee for these services on a monthly basis.
CSIM -- and not the Funds -- pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.

The table below sets forth the advisory fee payable to CSIM by each Fund.

                                           Agreement Rate*
------------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund...........    1st $1 billion-0.75%
                                    $1 billion to $2 billion-0.70%
                                    Over $2 billion-0.675%
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund....    1st $1 billion-0.75%
                                    $1 billion to $2 billion-0.70%
                                    Over $2 billion-0.675%
Laudus Rosenberg U.S. Large
  Capitalization Value Fund.....    1st $1 billion-0.75%
                                    $1 billion to $2 billion-0.70%
                                    Over $2 billion-0.675%
Laudus Rosenberg U.S. Discovery
  Fund..........................    1st $1 billion-0.90%
                                    Over $1 billion-0.85%
Laudus Rosenberg U.S. Small
  Capitalization Fund...........    0.90%
Laudus Rosenberg International
  Equity Fund...................    1st $1 billion-0.85%
                                    $1 billion to $2 billion-0.80%
                                    Over $2 billion-0.775%
Laudus Rosenberg International
  Discovery Fund................    1st $1 billion-1.00%
                                    Over $1 billion-0.95%
Laudus Rosenberg International
  Small Capitalization Fund.....    1st $500 million-1.00%
                                    Over $500 million-0.95%
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short
  Equity Fund...................    1st $500 million-1.00%
                                    Over $500 million-0.95%
Laudus Rosenberg Value Long/
  Short Equity Fund.............    1st $500 million-1.50%
                                    Over $500 million-1.45%

* The advisory fee payable to CSIM varies based on fund assets.

The Funds may, from time to time, execute portfolio trades with affiliated brokers/dealers. For the period ended September 30, 2007, the Funds paid no brokerage fees on the execution of portfolio trades with affiliated brokers/dealers.

CSIM has contractually agreed, until at least July 30, 2009, to waive a portion of its management fee and bear certain expenses of each Fund. As such, CSIM further agrees to reimburse the Funds to limit the annual

                                           Laudus Funds Semi-Annual Report   133

Financial Statements--Notes to Financial Statements continued

expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business as follows:

                                      Institutional    Investor
                                         Shares         Shares
---------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund.............        0.99%         1.29%
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund......        0.99%         1.29%
Laudus Rosenberg U.S. Large
  Capitalization Value Fund.......        0.99%         1.29%
Laudus Rosenberg U.S. Discovery
  Fund............................        1.14%         1.44%
Laudus Rosenberg U.S. Small
  Capitalization Fund*............        1.14%         1.44%
Laudus Rosenberg International
  Equity Fund.....................        1.34%         1.64%
Laudus Rosenberg International
  Discovery Fund..................        1.35%         1.65%
Laudus Rosenberg International
  Small Capitalization Fund.......        1.49%         1.79%
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity
  Fund............................        1.24%         1.54%
Laudus Rosenberg Value Long/Short
  Equity Fund.....................        1.74%         2.04%

* There is no Expense Limit for Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund.

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the Fund's net expenses to exceed the current limit (as stated in CSIM's contractual undertaking) during the respective year. As of September 30, 2007, the balance of recoupable expenses is as follows:

                                 Expires    Expires    Expires
                                 3/31/08    3/31/09    3/31/10
--------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund..........  $ 26,000   $  7,039   $ 4,320
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund...    62,823     36,418       799
Laudus Rosenberg U.S. Large
  Capitalization Value Fund....   105,744    103,539    58,884
Laudus Rosenberg U.S. Discovery
  Fund.........................        --         --        --
Laudus Rosenberg U.S. Small
  Capitalization Fund..........        --         --        --
Laudus Rosenberg International
  Equity Fund..................    18,432     31,150    16,808
Laudus Rosenberg International
  Discovery Fund...............        --    167,471    18,440
Laudus Rosenberg International
  Small Capitalization Fund....        --         --        --
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/ Short
  Equity Fund..................    70,537    115,585    57,118
Laudus Rosenberg Value Long/
  Short Equity Fund............        --         54        --

The Trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the funds are sold on a continuous basis by the Trust's distributor -- ALPS Distributors, Inc. Under the Distribution and Shareholder Services Plan, the Funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investors Shares for sub-transfer agent and sub-accounting services in connection with such shares.

Various service organizations act as servicing agents of the Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund. Such shares are subject to an annual Service Fee of up to 0.25% of the average daily net assets attributable to such shares in accordance with a Service Plan adopted by the Trust. In addition, the Trustees have authorized the Fund to pay up to 0.05% of its average daily net assets attributable to Adviser Shares for the transfer and sub-accounting services in connection with such shares.

 134  Laudus Funds Semi-Annual Report

Financial Statements--Notes to Financial Statements continued

The Board of Trustees may include people who are officers and/or directors of other fund families affiliated to the investment adviser. Federal securities law limits the percentage of the "interested persons" who may serve on a trust's board, and the Laudus Funds are in compliance with these limitations. The Funds did not pay any of the interested persons for their services as trustees, but did pay non-interested persons (independent trustees), as noted in each Fund's Statement of Operations.

In addition, a retirement plan has been instituted for certain Independent Trustees of the Trust. Under the terms of the Retirement Plan, upon retirement or other termination from service from the Trust (other than termination for cause), a retiring Independent Trustee who has served as Independent Trustee for at least five years shall be paid a lump sum cash payment (the "Retirement Payment"). The Retirement Payment shall be equal to $10,000 for each year that the Trustee has served as an Independent Trustee of the Trust, including years of service prior to the adoption of the Retirement Plan. However, beginning April 1, 2005, each Independent Trustee is permitted to make a one-time election to have the $10,000 attributable to service for the coming year adjusted up or down at the end of each subsequent year based on the unweighted average performance of Institutional Shares of each Fund of the Trust. Each Independent Trustee also was given the opportunity to make a one-time election to have previously accrued benefits fluctuate beginning April 1, 2005, based on performance of the Funds as described in the previous sentence. As a result, the amount of the Retirement Payment payable to any Independent Trustee may increase or decrease based upon performance of the Funds. The portion of the total Retirement Payment owed to an Independent Trustee upon his or her retirement that is payable by any Fund will be determined based on the relative net assets of the Funds of the Trust. The Trust did not pay any pension or retirement benefits for its Trustees.

At a regular board meeting held on September 29, 2006, the Trustees voted to close the Retirement Plan to new participants, including the Independent Trustees first elected by shareholder vote on June 26, 2006 and to freeze the account balance of each participant who was a participant prior to June 26, 2006 (a "Current Participant"). However, each Current Participant shall receive a one-half credit under the Retirement Plan for service during the plan year ending March 31, 2007 and the previously accrued benefits for which an Independent Trustee had previously elected to have adjusted for performance of the Funds would continue to be adjusted for performance as provided under the Retirement Plan. All other terms of the Retirement Plan, including without limitation provisions relating to vesting and payment upon termination of service, remain in effect.

4. REDEMPTION FEE.

Certain fund shares purchased that were redeemed or exchanged in less than 30 days, are assessed a fee of 2% of the current net asset value of the shares. The fee, which is applied to shares redeemed or exchanged in the order in which they are purchased, is retained by the Fund and is intended to limit short-term trading in the Funds, or to the extent short-term trading persists, to impose the costs of that activity on the shareholders who engage in it. Such amounts are net of the value of shares redeemed on the Statement of Changes in Net Assets. For the current and prior period, redemption fees assessed were as follows:

                                           Current     Prior
                                            Period     Period
                                           (4/1/07-   (4/1/06-
                                           9/30/07)   3/31/07)
--------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund....................  $13,450    $  2,002
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund.............       --       1,118
Laudus Rosenberg U.S. Large
  Capitalization Value Fund..............      378         358
Laudus Rosenberg U.S. Discovery Fund.....    5,539      60,262
Laudus Rosenberg U.S. Small
  Capitalization Fund....................    8,529      30,427
Laudus Rosenberg International Equity
  Fund...................................    1,156      20,146
Laudus Rosenberg International Discovery
  Fund...................................   32,714      20,436
Laudus Rosenberg International Small
  Capitalization Fund....................   24,631     102,195
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity
  Fund...................................    3,705       8,813
Laudus Rosenberg Value Long/Short Equity
  Fund...................................   22,785      36,207

                                           Laudus Funds Semi-Annual Report   135

Financial Statements--Notes to Financial Statements continued

5. SECURITY PURCHASES AND SALES.

For the period ended September 30, 2007, purchases and sales of securities (excluding short-term securities) were as follows:

                                 Purchases          Sales
--------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund........  $   98,963,560   $  105,262,905
Laudus Rosenberg U.S. Large
  Capitalization Growth
  Fund.......................      34,306,126       32,985,839
Laudus Rosenberg U.S. Large
  Capitalization Value
  Fund.......................       2,290,241        2,295,535
Laudus Rosenberg U.S.
  Discovery Fund.............     352,429,415      367,046,681
Laudus Rosenberg U.S. Small
  Capitalization Fund........     338,159,202      450,909,069
Laudus Rosenberg
  International Equity
  Fund.......................      51,345,581       43,174,840
Laudus Rosenberg
  International Discovery
  Fund.......................     183,919,552       55,719,536
Laudus Rosenberg
  International Small
  Capitalization Fund........   1,301,927,665    1,210,806,789
Laudus Rosenberg U.S. Large/
  Mid Capitalization
  Long/Short Equity Fund.....      40,111,992       27,181,543
Laudus Rosenberg Value Long/
  Short Equity Fund..........     441,604,319      252,705,883

6. LINE OF CREDIT

The custodian has established a loan agreement for a maximum amount of 10% of total net assets for the Laudus Rosenberg Value Long/Short Equity Fund for temporary purposes. In addition, the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Large Capitalization Value Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Discovery Fund and Laudus Rosenberg International Small Capitalization Fund had access to an uncommitted line of credit up to a maximum of $100,000,000, as established by the Funds' custodian. Interest is calculated based on the market rates at the time of borrowing. There were no borrowings from the line of credit for the period ended September 30, 2007.

 136  Laudus Funds Semi-Annual Report

Financial Statements--Notes to Financial Statements continued

7. FEDERAL INCOME TAXES.

As of March 31, 2007, the following is the net capital loss carry forward, which is available to offset future realized gains.

                                                                        Expires
                           -------------------------------------------------------------------------------------------------
                              2008          2009         2010       2011        2012         2013       2014        2015
----------------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S.
 Large Capitalization
 Fund....................  $        --   $        --   $     --   $     --   $        --   $     --   $     --   $        --
Laudus Rosenberg U.S.
 Large Capitalization
 Growth Fund.............           --            --    148,863    451,611            --    193,612         --       883,199
Laudus Rosenberg U.S.
 Large Capitalization
 Value Fund..............           --            --         --         --            --         --         --            --
Laudus Rosenberg U.S.
 Discovery Fund..........           --            --         --         --            --         --         --            --
Laudus Rosenberg U.S.
 Small Capitalization
 Fund....................           --            --         --         --            --         --         --            --
Laudus Rosenberg
 International Equity
 Fund....................           --            --         --         --            --         --         --            --
Laudus Rosenberg
 International Discovery
 Fund....................           --            --         --         --            --         --         --            --
Laudus Rosenberg
 International Small
 Capitalization Fund.....           --            --         --         --            --         --         --            --
Laudus Rosenberg U.S.
 Large/Mid Capitalization
 Long/Short Equity Fund..           --            --         --         --     1,387,824    385,118         --            --
Laudus Rosenberg Value
 Long/Short Equity Fund..   26,836,920    11,040,106         --         --    20,890,232         --         --    13,099,020

                             Expires
                           -----------
                              Total
-------------------------
Laudus Rosenberg U.S.
 Large Capitalization
 Fund....................  $        --
Laudus Rosenberg U.S.
 Large Capitalization
 Growth Fund.............    1,677,285
Laudus Rosenberg U.S.
 Large Capitalization
 Value Fund..............           --
Laudus Rosenberg U.S.
 Discovery Fund..........           --
Laudus Rosenberg U.S.
 Small Capitalization
 Fund....................           --
Laudus Rosenberg
 International Equity
 Fund....................           --
Laudus Rosenberg
 International Discovery
 Fund....................           --
Laudus Rosenberg
 International Small
 Capitalization Fund.....           --
Laudus Rosenberg U.S.
 Large/Mid Capitalization
 Long/Short Equity Fund..    1,772,942
Laudus Rosenberg Value
 Long/Short Equity Fund..   71,866,278

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended March 31, 2007, the Funds deferred to April 1, 2007 post October capital losses of:

                                                                Capital Losses    Currency Losses
-------------------------------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............     $        --       $         --
Laudus Rosenberg U.S. Large Capitalization Growth Fund......              --                 --
Laudus Rosenberg U.S. Large Capitalization Value Fund.......              --                 --
Laudus Rosenberg U.S. Discovery Fund........................              --                 --
Laudus Rosenberg U.S. Small Capitalization Fund.............              --                 --
Laudus Rosenberg International Equity Fund..................              --                 --
Laudus Rosenberg International Discovery Fund...............              --                 --
Laudus Rosenberg International Small Capitalization Fund....              --                 --
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund...............................................              --                 --
Laudus Rosenberg Value Long/Short Equity Fund...............      12,782,282                 --

                                           Laudus Funds Semi-Annual Report   137

Financial Statements--Notes to Financial Statements continued

The funds utilized capital loss carryforward during the year end March 31, 2007 in the amount of:

                                                               Capital Losses
                                                                  Utilized
-----------------------------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization Fund.............      $     --
Laudus Rosenberg U.S. Large Capitalization Growth Fund......            --
Laudus Rosenberg U.S. Large Capitalization Value Fund.......            --
Laudus Rosenberg U.S. Discovery Fund........................            --
Laudus Rosenberg U.S. Small Capitalization Fund.............            --
Laudus Rosenberg International Equity Fund..................         7,313
Laudus Rosenberg International Discovery Fund...............            --
Laudus Rosenberg International Small Capitalization Fund....            --
Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short
  Equity Fund...............................................       514,914
Laudus Rosenberg Value Long/Short Equity Fund...............            --

8. SUBSEQUENT EVENT.

A Special Meeting of Shareholders of the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund (the "Fund") is scheduled for November 21, 2007, for the purpose of seeking shareholder approval of the reorganization of the Fund into the Vanguard(R) Market Neutral Fund, a substantially similar fund created within The Vanguard Group of Investment Companies just for this purpose. On or about October 5, 2007, a combined prospectus/proxy statement providing detailed information about the proposed reorganization was mailed to Fund shareholders of record at the close of business on September 24, 2007. If approved by shareholders at the Special Meeting, the reorganization is expected to occur on or about November 30, 2007.

 138  Laudus Funds Semi-Annual Report

Approvals of Investment Advisory and Sub-Advisory Agreements

The Investment Company Act of 1940 (the "1940 Act") requires that initial approval of, as well as the continuation of, a fund's investment advisory agreements must be specifically approved (1) by the vote of the Trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreements. In addition, the Securities and Exchange Commission (the "SEC") takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board of Trustees (the "Board" or the "Trustees", as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements between Laudus Trust (the "Trust") and CSIM, and the sub-advisory agreements among the Trust, CSIM and AXA Rosenberg with respect to existing funds in the Trust operating as of March 31 of the previous year (such investment advisory agreements and sub-advisory agreements, collectively, the "Agreements"). In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM and AXA Rosenberg, including information about their affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to fund operations and fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of trustees for the approval of investment advisory contracts. In addition, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM and AXA Rosenberg, as appropriate.

As part of the renewal process and ongoing oversight of the advisory and sub-advisory relationships, Independent Trustees' legal counsel sent an information request letter to CSIM and CSIM sent an information request letter to AXA Rosenberg seeking certain relevant information. The responses by CSIM and AXA Rosenberg were provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

At the September 28, 2007 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreements for an additional one-year period. In making such approvals of the Agreements at the September 28, 2007 meeting, the Trustees considered the best interests of each Fund separately. In each instance, the Board's approval of the Agreements was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at that meeting and at prior meetings, including:

1. the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates, and AXA Rosenberg, dedicated to the Funds;

2. each Fund's investment performance and how it compared to that of certain other comparable mutual funds;

3. each Fund's expenses and how those expenses compared to those of certain other comparable mutual funds;

4. the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. ("Schwab"), with respect to the Funds, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of AXA Rosenberg; and

5. the extent to which economies of scale would be realized as the Funds grow, and whether fee levels in the Agreements reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees

                                           Laudus Funds Semi-Annual Report   139
evaluated, among other things, CSIM's personnel, experience, performance history of various products, and compliance program. The Trustees also considered Schwab's excellent reputation in connection with the OneSource mutual fund offering and its overall financial condition, and how this affects the success of the Funds. The Board also considered the nature, extent and quality of the sub-advisory services provided by AXA Rosenberg to the Funds and the resources it dedicates to the Funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and AXA Rosenberg to the Funds and the resources of CSIM and its affiliates and the resources of AXA Rosenberg dedicated to the Funds supported renewal of the Agreements.

Fund Performance. The Board considered fund performance in determining whether to renew the Agreements. Specifically, the Trustees considered each Fund's performance relative to a peer group of other mutual funds and appropriate indices/benchmarks, in light of total return and market trends. As part of this review, the Trustees considered the composition of the peer group, selection criteria and the reputation of the third party who prepared the peer group analysis. In evaluating the performance of each Fund, the Trustees considered both market risk and shareholder risk expectations for such Fund and whether, irrespective of relative performance, AXA Rosenberg's absolute performance was consistent with expectations for its unique quantitative investment methodology. The Trustees further considered the level of Fund performance in the context of its review of fund expenses and profitability discussed below. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund's performance, although lagging in certain recent periods, was strong over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by AXA Rosenberg that were reasonable and consistent with the Fund's investment objective and policies; (3) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (4) that CSIM or AXA Rosenberg has taken or is taking steps designed to help improve the Fund's investment performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements.

Fund Expenses. With respect to the Funds' expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund's net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM's contractual and voluntary waivers of management and other fees. The Trustees also considered fees charged by CSIM and AXA Rosenberg to other similarly managed mutual funds, pooled vehicles and other types of accounts, such as separate accounts and wrap accounts. However, the Trustees accorded less weight to the comparisons to other types of pooled vehicles or accounts due to the unique legal, regulatory, compliance and operating features of mutual funds as compared to such other types of pooled vehicles or accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and the compensation flowing to AXA Rosenberg, directly or indirectly. In this connection, with respect to the profitability of CSIM and its affiliates, the Trustees reviewed management's profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM and AXA Rosenberg from their relationships with the Funds, such as whether, by virtue of their management of the Funds, CSIM or AXA Rosenberg obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to CSIM and AXA Rosenberg, and their respective affiliates, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund. With respect to the profitability of AXA Rosenberg, the Board also considered that AXA Rosenberg is compensated by CSIM, and not by the Funds directly, and such compensation reflects an arms-length negotiation between the parties. Based on

 140  Laudus Funds Semi-Annual Report
this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM and AXA Rosenberg is reasonable and supported renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those economies are passed along to a Fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM. In this regard, and consistent with their consideration of fund expenses, the Trustees considered that CSIM has previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through contractual expense waivers. For example, such diseconomies of scale may particularly affect newer Funds or Funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such Funds at subsidized expense levels. The Trustees also considered CSIM's existing contractual investment advisory fee schedules that, for all Funds other than Laudus U.S. Small Capitalization Fund, include lower fees at higher graduated asset levels, and AXA Rosenberg's agreement to (a) contractual sub-advisory fee schedules that, for all Funds other than Laudus U.S. Small Capitalization Fund, include lower fees at higher graduated asset levels as measured on a complex wide basis, and (b) a contractual subadvisory fee schedule with respect to the Laudus U.S. Small Capitalization Fund that includes lower fees at higher graduated assets levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

                                           Laudus Funds Semi-Annual Report   141

Trustees and Officers

The tables below provide information about the trustees and officers for the Laudus Trust, which includes the funds covered in this report. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, and Laudus Variable Insurance Trust. [As of September 30, 2007, the Fund Complex included 69 funds.]

At a meeting of the Board held on September 28-29, 2006, the Trustees voted to adopt a retirement policy for all independent trustees that requires an independent trustee to retire no later than December 31st of the year in which he or she reaches age seventy-two.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-866-452-8387.

INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Name,                                                            Number of
Year of Birth,                                                   Portfolios in
(Term of Office and       Principal Occupation(s)                Fund Complex
Length of Time Served)    During the Past Five Years             Overseen       Other Directorships
---------------------------------------------------------------------------------------------------------------------
Mariann Byerwalter        Chairman of JDN Corporate Advisory     69             Board 1 - Director, Redwood Trust,
1960                      LLC.                                                  Inc. Board 2 - Director, PMI Group,
(Trustee of Laudus Trust                                                        Inc.
since 2004)
---------------------------------------------------------------------------------------------------------------------
William A. Hasler         Dean Emeritus of the Haas School of    69             Board 1 - Director, Mission West
1941                      Business, University of California,                   Properties. Board 2 - Director,
(Trustee of Laudus Trust  Berkeley. Until February 2004,                        TOUSA. Board 3 - Director,
since 2004)               Co-Chief Executive Officer, Aphton                    Harris-Stratex Networks. Board
                          Corp. (bio-pharmaceuticals).                          4 - Director, Genitope Corp. Board
                                                                                5 - Director & Non-Executive
                                                                                Chairman, Solectron Corporation.
                                                                                Board 6 - Director, Ditech Networks.
---------------------------------------------------------------------------------------------------------------------
Nils Hakansson            Sylvan C. Coleman Professor of         69             None.
1937                      Finance and Accounting Emeritus, Haas
(Trustee of Laudus Trust  School of Business, University of
since June 1998)          California Berkeley, since 2003. From
                          July 1977 to January 2003, Sylvan C.
                          Coleman Professor of Finance and
                          Accounting, Haas School of Business,
                          University of California, Berkeley
                          (higher education).
---------------------------------------------------------------------------------------------------------------------

 142  Laudus Funds Semi-Annual Report

Trustees and Officers continued

INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Name,                                                            Number of
Year of Birth,                                                   Portfolios in
(Term of Office and       Principal Occupation(s)                Fund Complex
Length of Time Served)    During the Past Five Years             Overseen       Other Directorships
---------------------------------------------------------------------------------------------------------------------
Randall W. Merk(1)        Executive Vice President and           69             None.
1954                      President, Investment Management
(Trustee of Laudus Trust  Services, Charles Schwab & Co., Inc.;
since June 2006)          Executive Vice President, Charles
                          Schwab & Co., Inc. (2002-present);
                          President and Chief Executive
                          Officer, Charles Schwab Investment
                          Management, Inc. (2007-present);
                          Director, Charles Schwab Asset
                          Management (Ireland) Limited and
                          Charles Schwab Worldwide Funds PLC.
                          From September 2002 to July 2004,
                          Chief Executive Officer and Presi-
                          dent, Charles Schwab Investment Man-
                          agement, Inc. and Executive Vice
                          President, Charles Schwab & Co., Inc.

                                           Laudus Funds Semi-Annual Report   143

Trustees and Officers continued

OFFICERS
-------------------------------------------------------------------------------------------------------------------
Name,
Year of Birth,
(Term of Office and
Length of Time Served)(2)     Position with the Trust  Principal Occupation(s)
-------------------------------------------------------------------------------------------------------------------
Randall W. Merk, 1954         President & Chief        Executive Vice President and President, Investment
(Officer of Laudus Trust      Executive Officer        Management Services, Charles Schwab & Co., Inc.; Executive
since 07/07)                                           Vice President, Charles Schwab & Co., Inc. (2002-present);
                                                       President and Chief Executive Officer, Charles Schwab
                                                       Investment Management, Inc. (2007-present); Director,
                                                       Charles Schwab Asset Management (Ireland) Limited and
                                                       Charles Schwab Worldwide Funds PLC. From September 2002 to
                                                       July 2004, Chief Executive Officer and President, Charles
                                                       Schwab Investment Management, Inc. and Executive Vice
                                                       President, Charles Schwab & Co., Inc.
-------------------------------------------------------------------------------------------------------------------
George Pereira, 1964          Chief Financial Officer  Senior Vice President and Chief Financial Officer, Charles
(Officer of Laudus Trust                               Schwab Investment Management, Inc.; Treasurer and Principal
since 06/06)                                           Financial Officer, The Charles Schwab Family of Funds,
                                                       Schwab Investments, Schwab Capital Trust, and Schwab Annuity
                                                       Portfolios. Through June 2007, Treasurer, Chief Financial
                                                       Officer and Chief Accounting Officer, Excelsior Funds Inc.,
                                                       Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust;
                                                       Chief Financial Officer, Mutual Fund Division, UST Advisors,
                                                       Inc. Director, Charles Schwab Worldwide Funds, PLC and
                                                       Charles Schwab Asset Management (Ireland) Limited. From
                                                       December 1999 to November 2004, Sr. Vice President,
                                                       Financial Reporting, Charles Schwab & Co., Inc.
-------------------------------------------------------------------------------------------------------------------
Jeffrey M. Mortimer, 1963     Vice President & Chief   Senior Vice President and Chief Investment
(Officer of Laudus Trust      Investment Officer       Officer - Equities, Charles Schwab Investment Management,
since 06/04)                                           Inc., and The Charles Schwab Family of Funds, Schwab
                                                       Investments, Schwab Capital Trust, and Schwab Annuity
                                                       Portfolios. Prior to May 2004; Vice President and Sr.
                                                       Portfolio Manager, Charles Schwab Investment Management,
                                                       Inc.
-------------------------------------------------------------------------------------------------------------------
Catherine MacGregor, 1964     Chief Legal Officer &    Vice President, Charles Schwab & Co., Inc. and Charles
(Officer of Laudus Trust      Vice President & Clerk   Schwab Investment Management, Inc.; since 2006, Chief
since 12/05)                                           Counsel, Laudus Trust and Laudus Variable Insurance Trust;
                                                       Vice President, The Charles Schwab Family of Funds, Schwab
                                                       Investments, Schwab Capital Trust, and Schwab Annuity
                                                       Portfolios; until July 2005, Senior Associate, Paul Hastings
                                                       Janofsky & Walker LLP.
-------------------------------------------------------------------------------------------------------------------
Randall Fillmore, 1960        Chief Compliance         Senior Vice President and Chief Compliance Officer, Charles
(Officer of Laudus Trust      Officer                  Schwab Investment Management, Inc; Senior Vice President,
since 09/04)                                           Charles Schwab & Co., Inc.; Chief Compliance Officer, The
                                                       Charles Schwab Family of Funds, Schwab Investments, Schwab
                                                       Capital Trust, and Schwab Annuity Portfolios. Through June
                                                       2007, Chief Compliance Officer, Excelsior Funds, Inc.,
                                                       Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust.
                                                       From 2002 to 2003, Vice President, Charles Schwab & Co.,
                                                       Inc. and Charles Schwab Investment Management, Inc.
-------------------------------------------------------------------------------------------------------------------

 144  Laudus Funds Semi-Annual Report

Trustees and Officers continued

OFFICERS
-------------------------------------------------------------------------------------------------------------------
Name,
Year of Birth,
(Term of Office and
Length of Time Served)(2)     Position with the Trust  Principal Occupation(s)
-------------------------------------------------------------------------------------------------------------------
Daniel Kern, 1961             Vice President           Vice President, Investment Operations, Charles Schwab
(Officer of Laudus Trust                               Investment Management, Inc.; Assistant Treasurer, The
since 03/04)                                           Charles Schwab Family of Funds, Schwab Investments, Schwab
                                                       Capital Trust, and Schwab Annuity Portfolios. Until
                                                       September 2005, Assistant Treasurer, Laudus Trust and Laudus
                                                       Variable Insurance Trust. Until December 2004, Vice
                                                       President, Internal Audit, Charles Schwab Corporation. Prior
                                                       to January 2003, Managing Director and Principal, Montgomery
                                                       Asset Management.
-------------------------------------------------------------------------------------------------------------------
Bill Thomas, 1962             Vice President           Senior Vice President, Distribution, Charles Schwab
(Officer of Laudus Trust                               Investment Management, Inc.
since 06/04)
-------------------------------------------------------------------------------------------------------------------
Michael Haydel, 1972          Vice President & AML     Vice President, Asset Management Client Services, Charles
(Officer of Laudus Trust      Officer                  Schwab & Co., Inc. Until March 2004, Director, Charles
since 06/05)                                           Schwab & Co., Inc.
-------------------------------------------------------------------------------------------------------------------
Cathy Sabo, 1964              Vice President           Vice President, Compliance, Charles Schwab Investment,
(Officer of Laudus Trust                               Management, Inc.; Vice President, Schwab Funds; until
since 12/05)                                           September 2004, Vice President, Client, Sales & Services
                                                       Controls, Charles Schwab & Co., Inc.

(1) In addition to his employment with the investment adviser or an affiliate, Mr. Merk owns stock of The Charles Schwab Corporation. Mr. Merk is Interested Trustees because he is an employee of Schwab.

(2) The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer serves at the pleasure of the Board.

                                           Laudus Funds Semi-Annual Report   145

Definitions, Terms and Other Information

90 DAY T-BILL is a short-term discounted, government debt instrument of 90 days or less, issued in $10,000 denominations that pay its face value at maturity. The government issues Treasury bills weekly.

ALPHA is a measure of a fund's risk-adjusted return. Alpha can be used to directly measure the value added or subtracted by a fund's manager. It is calculated by measuring the difference between a fund's actual returns and its expected performance given its level of market risk as measured by beta.

BETA is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

GDP, OR GROSS DOMESTIC PRODUCT, is the market value of the goods and services produced by labor and property in the United States.

THE S&P/CITIGROUP GLOBAL EX US BROAD MARKET INDEX (BMI) $2-$10 BILLION CAP RANGE is an absolute size benchmark that divides the investable region into capitalization bands of between $2 billion and $10 billion. It is a subset of the Broad Market Index (BMI), which includes companies in approximately 52 developed and emerging markets with more than $100 million of free float capitalization.

THE S&P/CITIGROUP WORLD EX US EXTENDED MARKET INDEX (EMI) is a float-adjusted index which measures the performance of small companies (approximately the bottom 20% by market capitalization) in 25 developed equity markets.

THE STANDARD & POOR'S 500(R) (S&P 500) INDEX is an unmanaged index measuring large-cap U.S. stock market performance, and includes a representative sample of leading companies in leading industries.

THE RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000 companies with lower valuation ratios such as price-to-book and price-to-earnings ratios.

THE RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

THE RUSSELL 2500(TM) INDEX measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, and represents approximately 16% of the total market capitalization of the Russell 3000(R) Index.

THE RUSSELL 3000(R) GROWTH INDEX measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

THE RUSSELL 3000(R) VALUE INDEX measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

PRICE TO EARNINGS RATIO is the price of a stock divided by its historical earnings per share.

PRICE TO BOOK RATIO compares the stock's market value to the value of the total assets less the total liabilities.

PRICE TO CASH FLOW RATIO is the price of a stock dividend by its reported cash flow per share.

RELATIVE STRENGTH is the rate that a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

RETURN ON EQUITY represents the amount earned on a company's common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

TRADING ACTIVITY is one of several risk factors commonly used to attribute a portfolio's return relative to its benchmark. Specifically, trading activity measures a stock's trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, the Securities and Exchange Commission's website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission's website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund's most recent Form N-Q is also available at www.laudus.com.

 146  Laudus Funds Semi-Annual Report

                      (This page intentionally left blank)

                                                             (LAUDUS FUNDS LOGO)

                                                 COMMAND PERFORMANCE(TM)

MANAGER
Charles Schwab Investment Management, Inc.
101 Montgomery Street
San Francisco, California 94104

SHAREHOLDER SERVICES
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is for the information of the shareholders of the Laudus Trust.
Its use in connection with any offering of the Trust's shares is authorized only in case of concurrent or prior delivery of the current prospectus.

MFR 35439-01

ITEM 2: CODE OF ETHICS.

         Not applicable to this semi-annual report.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT.

         Not applicable to this semi-annual report.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable to this semi-annual report.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6: SCHEDULE OF INVESTMENTS.

         The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7: DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable.

ITEM 9: PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable.

ITEM 10:  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

      Not applicable.

ITEM 11: CONTROLS AND PROCEDURES.

(a) Based on their evaluation of Registrant's disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant's Chief Executive Officer, Randall W. Merk and Registrant's Principal Financial Officer, George Pereira, have concluded that Registrant's disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant's officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant's internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant's internal control over financial reporting.

ITEM 12: EXHIBITS.

(a) (1)  Code of ethics -- not applicable to this semi-annual report.

    (2) Separate certifications for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

    (3)  Not applicable.

(b) A certification for Registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant )  Laudus Trust

By: /s/ Randall W. Merk
    ---------------------------------
        Randall W. Merk
        President and Chief Executive Officer

Date:   November 15, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Randall W. Merk
    -----------------------------------
        Randall W. Merk
        President and Chief Executive Officer

Date:   November 15, 2007

By: /s/ George Pereira
    ---------------------------------
        George Pereira
        Principal Financial Officer

Date:   November 15, 2007